As filed with the Securities and Exchange Commission on

January 26, 2024

Registration No. 33-51017
811- 07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No.	/ /
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Post-Effective Amendment No. 53	/ X /

and/or	----

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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
ACT OF 1940	----
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Amendment No. 57	/ X /

(Check appropriate box or boxes)	----

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PUTNAM ASSET ALLOCATION FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Federal Street, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000
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It is proposed that this filing will become effective (check appropriate box)

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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2024 pursuant to paragraph (b)

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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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STEPHEN J. TATE, Vice President
PUTNAM ASSET ALLOCATION FUNDS
100 Federal Street
Boston, Massachusetts 02110
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
and
JAMES E. THOMAS, Esquire
ROPES & GRAY LLP
800 Boylston Street
Boston, Massachusetts 02199

This Post-Effective Amendment relates solely to the Registrant’s Putnam Dynamic Asset Allocation Growth Fund, Putnam Dynamic Asset Allocation Balanced Fund and Putnam Dynamic Asset Allocation Conservative Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Putnam
Dynamic Asset Allocation
Funds

Prospectus

1 | 30 | 24

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	—	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	—	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	—	PACRX	PACDX	PCCEX	PACYX

Fund summaries	2
What are each fund’s main investment strategies and related risks?	20
Who oversees and manages the funds?	29
How do the funds price their shares?	31
How do I buy fund shares?	32
How do I sell or exchange fund shares?	42
Policy on excessive short-term trading	45
Distribution plans and payments to dealers	47
Fund distributions and taxes	49
Financial highlights	51
Appendix	64

Investment Category: Asset Allocation

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 32 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.59%	0.25%	0.21%	1.05%
Class B	0.59%	1.00%	0.21%	1.80%
Class C	0.59%	1.00%	0.21%	1.80%
Class P	0.59%	—	0.07%	0.66%
Class R	0.59%	0.50%	0.21%	1.30%
Class R5	0.59%	—	0.21%	0.80%
Class R6	0.59%	—	0.11%	0.70%
Class Y	0.59%	—	0.21%	0.80%
2 Prospectus

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$676	$890	$1,121	$1,784
Class B	$683	$866	$1,175	$1,919
Class B (no redemption)	$183	$566	$975	$1,919
Class C	$283	$566	$975	$1,919
Class C (no redemption)	$183	$566	$975	$1,919
Class P	$67	$211	$368	$822
Class R	$132	$412	$713	$1,568
Class R5	$82	$255	$444	$990
Class R6	$72	$224	$390	$871
Class Y	$82	$255	$444	$990

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 191%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%
Prospectus 3

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have

4 Prospectus

to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did,

Prospectus 5

performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	17.16%
Worst calendar quarter Q1 2020	-18.14%

Average annual total returns after sales charges (for periods ended 12/31/23)

Share class	1 year	5 years	10 years
Class A before taxes	13.82%	8.80%	6.82%
Class A after taxes on distributions	12.47%	7.50%	4.94%
Class A after taxes on distributions and sale of fund shares	8.70%	6.69%	4.83%
Class B before taxes	14.90%	8.99%	6.81%
Class C before taxes	18.89%	9.28%	6.80%
Class P before taxes*	21.26%	10.50%	7.82%
Class R before taxes	20.47%	9.82%	7.18%
Class R5 before taxes	21.07%	10.37%	7.73%
Class R6 before taxes	21.21%	10.48%	7.83%
Class Y before taxes	21.04%	10.36%	7.72%
Russell 3000 Index (no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	20.22%	11.11%	8.34%
*	Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.
The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000® Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Bloomberg U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
All Bloomberg indices are provided by Bloomberg Index Services Limited.
6 Prospectus

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Head of Portfolio Construction,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam Investment Management, LLC, Putnam Investments Limited, and PAC are each indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 19.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Prospectus 7

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 32 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.19%	0.96%
Class B	0.52%	1.00%	0.19%	1.71%
Class C	0.52%	1.00%	0.19%	1.71%
Class P	0.52%	—	0.07%	0.59%
Class R	0.52%	0.50%	0.19%	1.21%
Class R5	0.52%	—	0.21%	0.73%
Class R6	0.52%	—	0.11%	0.63%
Class Y	0.52%	—	0.19%	0.71%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
8 Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$667	$863	$1,075	$1,685
Class B	$674	$839	$1,128	$1,821
Class B (no redemption)	$174	$539	$928	$1,821
Class C	$274	$539	$928	$1,821
Class C (no redemption)	$174	$539	$928	$1,821
Class P	$60	$189	$329	$738
Class R	$123	$384	$665	$1,466
Class R5	$75	$233	$406	$906
Class R6	$64	$202	$351	$786
Class Y	$73	$227	$395	$883

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 302%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%
Prospectus 9

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have

10 Prospectus

to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did,

Prospectus 11

performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	13.38%
Worst calendar quarter Q1 2020	-13.19%

Average annual total returns after sales charges (for periods ended 12/31/23)

Share class	1 year	5 years	10 years
Class A before taxes	10.80%	6.90%	5.74%
Class A after taxes on distributions	9.74%	5.44%	4.18%
Class A after taxes on distributions and sale of fund shares	6.74%	5.06%	4.11%
Class B before taxes	11.72%	7.09%	5.74%
Class C before taxes	15.70%	7.38%	5.74%
Class P before taxes*	18.07%	8.58%	6.74%
Class R before taxes	17.29%	7.92%	6.11%
Class R5 before taxes	17.93%	8.46%	6.65%
Class R6 before taxes	17.96%	8.55%	6.75%
Class Y before taxes	17.87%	8.45%	6.64%
Russell 3000 Index (no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	17.21%	9.24%	7.22%
*	Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.
The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000® Index, 35% of which is the Bloomberg U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
All Bloomberg indices are provided by Bloomberg Index Services Limited.
12 Prospectus

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Head of Portfolio Construction,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam Investment Management, LLC, Putnam Investments Limited, and PAC are each indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 19.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Prospectus 13

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 32 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.26%	1.03%
Class B	0.52%	1.00%	0.26%	1.78%
Class C	0.52%	1.00%	0.26%	1.78%
Class P	0.52%	—	0.12%	0.64%
Class R	0.52%	0.50%	0.26%	1.28%
Class R5	0.52%	—	0.23%	0.75%
Class R6	0.52%	—	0.16%	0.68%
Class Y	0.52%	—	0.26%	0.78%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
14 Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$674	$884	$1,111	$1,762
Class B	$681	$860	$1,164	$1,897
Class B (no redemption)	$181	$560	$964	$1,897
Class C	$281	$560	$964	$1,897
Class C (no redemption)	$181	$560	$964	$1,897
Class P	$65	$205	$357	$798
Class R	$130	$406	$702	$1,545
Class R5	$77	$240	$417	$930
Class R6	$69	$218	$379	$847
Class Y	$80	$249	$433	$966

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 456%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%
Prospectus 15

We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have

16 Prospectus

to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant investment exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did,

Prospectus 17

performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q4 2023	8.48%
Worst calendar quarter Q2 2022	-8.97%

Average annual total returns after sales charges (for periods ended 12/31/23)

Share class	1 year	5 years	10 years
Class A before taxes	4.76%	3.05%	3.27%
Class A after taxes on distributions	3.93%	1.85%	1.92%
Class A after taxes on distributions and sale of fund shares	2.88%	2.03%	2.14%
Class B before taxes	5.38%	3.16%	3.26%
Class C before taxes	9.29%	3.51%	3.26%
Class P before taxes*	11.73%	4.70%	4.25%
Class R before taxes	10.89%	4.02%	3.62%
Class R5 before taxes	11.55%	4.59%	4.18%
Class R6 before taxes	11.50%	4.64%	4.25%
Class Y before taxes	11.36%	4.53%	4.13%
Bloomberg U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	11.48%	5.35%	4.66%
*	Performance for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.
The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Bloomberg U.S. Aggregate Bond Index, 25% of which is the Russell 3000® Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
All Bloomberg indices are provided by Bloomberg Index Services Limited.
18 Prospectus

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Head of Portfolio Construction,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam Investment Management, LLC, Putnam Investments Limited, and PAC are each indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

Important Additional Information About All Funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently

Prospectus 19

waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are three funds in the Putnam Global Asset Allocation suite. These funds pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change.

EQUITY INVESTMENTS

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more
20 Prospectus

related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates, or inflation rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings or to heightened levels of inflation than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally
Prospectus 21

result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, a fund might not benefit from any increase in value as a result of declining interest rates.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to happen, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

22 Prospectus

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which a fund invests. This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Prospectus 23

BOTH ASSET CLASSES

  Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions, tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), and tax increases.
—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
—	Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience

24 Prospectus

high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts, including interest rate swaps and total return swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad), to specific sectors, industries or securities, or to a particular currency or group of currencies or to hedge prepayment risk. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivative positions that offset each other may be netted together for purposes of our policy on strategic allocation between equity and fixed-income investments.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivative positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact a fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to a fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for a fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may

Prospectus 25

not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if a fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract. For further information about additional types and risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Liquidity and illiquid investments. We may invest up to 15% of a fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining a fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell a fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  Market risk. The value of investments in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual

26 Prospectus

countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the fund, including the risks disclosed in this prospectus, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

  Model risk. We use proprietary models and data supplied by third parties. We use models and data to, among other things, identify and assess trends and market opportunities and provide risk management insights. We regularly enhance and update our models to reflect developing research, fundamental analysis, and access to new data. If the quantitative models or data used in managing a fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and may cause the fund to underperform its benchmark or other funds with a similar investment goal, and the fund may realize losses. In addition, models may incorrectly forecast future behavior, leading to potential losses. Use of these models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for a fund.

All models require data. Some of the models that we may use are typically constructed based on historical data, and the success of these models is dependent largely on the accuracy and reliability of the supplied historical data. If incorrect data is entered into a model, the resulting output will be incorrect.

  Management and operational risk. Each fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for a fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, a fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or a fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect a fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
  Large shareholder risk. Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. The fund is subject to the risk that these shareholders will purchase or redeem large
Prospectus 27

quantities of shares of the fund, including as a result of asset allocation decisions made by Putnam Management. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash when the fund would otherwise not do so, and at unfavorable prices. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and may result in adverse tax consequences for the fund and its shareholders. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. In addition, fund returns may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). Each fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. Each fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of a fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent a fund from achieving its goal. Each fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, a fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.
  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s
28 Prospectus

assets within a one-year period. Each fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

  Portfolio holdings. The SAI includes a description of a fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the 8th business day after the end of each month. This information will remain available on the website at least until a fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees

Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

Prospectus 29

The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2023.

Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds sponsored by Putnam Management (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management a management fee (after any applicable waivers) of 0.59%, 0.52% and 0.52%, respectively, of average net assets for each fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the funds) pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of each fund managed by PIL and 0.20% of the average net assets of the fixed income portion of each fund managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets for Putnam Dynamic Asset Allocation Growth Fund, Dynamic Asset Allocation Balanced Fund or Dynamic Asset Allocation Conservative Fund. If PAC were to manage any fund assets for the aforementioned funds, Putnam Management or PIL, as applicable (and not the funds), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of each fund managed by PAC and 0.20% of the average net assets of the fixed income portion of each fund managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

Putnam Management, PIL, and PAC are each indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

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  Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of each fund’s portfolio.
Portfolio managers	Joined funds	Employer	Positions over past five years
Robert Schoen	2002	Putnam Management 1997 - Present	Co-Chief Investment Officer, Global Asset Allocation
Brett Goldstein	2019	Putnam Management 2010 - Present	Co-Chief Investment Officer, Global Asset Allocation Previously, Portfolio Manager
Adrian Chan	2021	Putnam Management 2008 - Present	Portfolio Manager
James Fetch	2008	Putnam Management 1994 - Present	Head of Portfolio Construction Previously, Co-Head of Global Asset Allocation

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (“NAV”). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Prospectus 31

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market, after the close of the foreign securities markets, that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the scheduled close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B and C shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of a fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The funds are unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the funds reserve the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
Prospectus 33

  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you three classes of fund shares: A, B and C. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $50,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees.
34 Prospectus

Class B shares

  Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment
  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of a fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.
  May be exchanged automatically for class A shares if the shareholder is investing through an account or platform with a financial intermediary, to the extent described in the Appendix, provided that class A shares are available for purchase by residents in the shareholder’s jurisdiction.
Prospectus 35

Class P shares

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class R5 or R6 shares because of lower investor servicing fees.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class R5 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees (Conservative Fund only)
  Higher annual expenses, and lower dividends, than class Y shares because of higher investor servicing fees (Balanced Fund only).

Class R6 shares (available only to investors listed below)

  The following investors may purchase class R6 shares:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;
36 Prospectus

—	corporations, endowments, foundations and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam; and
—	health savings accounts (HSAs) purchasing shares through a registered broker-dealer or other financial institution.
  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management Limited Partnership (PRM) to offer class Y shares through such a program;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments, foundations, and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam;
Prospectus 37

—	current and retired employees of Putnam or an affiliate (including affiliates of Franklin Templeton) and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same house-hold) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current directors of Putnam Investments, LLC who commenced service prior to January 1, 2024 and retired directors of Putnam Investments, LLC who served prior to January 1, 2024, regardless of when they retired; current employees of Empower Life & Annuity Insurance Company who began their employment prior to January 1, 2024 and retired employees of Empower Life & Annuity Insurance Company who were employees prior to January 1, 2024, regardless of when they retired; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Empower Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Empower Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees.
  Higher annual expenses, and lower dividends, than class R5 shares because of higher investor servicing fees (Conservative Fund only)
38 Prospectus

  Lower annual expenses, and higher dividends, than class R5 shares because of lower investor servicing fees (Balanced Fund only)
  Higher annual expenses and lower dividends than class R6 shares because of higher investor servicing fees.

Initial sales charges for class A shares

	Class A sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%
50,000 but under 100,000	4.71	4.50
100,000 but under 250,000	3.63	3.50
250,000 but under 500,000	2.56	2.50
500,000 but under 1,000,000	2.04	2.00
1,000,000 and above	NONE	NONE
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial
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sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Pricing and performance from the Products drop-down menu, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A shares, a fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A shares

The following categories of investors are eligible to purchase class A shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management, certain current corporate affiliates (including affiliates of Franklin Templeton), and certain former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing;
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and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class A, Class B and Class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
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(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Ultra Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
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  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%
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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. If your account is held directly with Putnam Investor Services, a fund typically expects to send you payment for your shares the business day after your request is received in good order. If you hold your shares through certain financial intermediaries or financial intermediary programs, receipt of payment for your shares may differ based on industry standard trade settlement practices, as managed by your intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with Putnam Investor Services and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, a fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, a fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding a fund’s lines of credit and interfund lending arrangements, please see the SAI.

To the extent consistent with applicable laws and regulations, each fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Each fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. A fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. Each fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the

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beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
  Abandoned property. If your account is held directly with Putnam Investor Services and is later deemed “abandoned” or “unclaimed” under state law, the fund may be required to “escheat” (transfer) the shares in your account, or to redeem those shares and remit the proceeds, to the applicable state’s unclaimed property division. The state may redeem escheated shares. If you subsequently seek to reclaim from the state the proceeds of any sale of your shares, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently). It is your responsibility to maintain a correct address for your account, to keep your account active by contacting Putnam Investor Services by mail, by telephone or through Putnam Investor Services’ website, www.putnam.com, and to cash promptly all checks for dividends, capital gains and redemptions. The fund and Putnam Investor Services, Putnam Management, and their respective affiliates will not be liable to fund shareholders or their representatives for good faith efforts to comply with state escheatment laws.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to the termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds,
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and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s individual investor website. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.

  Limitations on the funds’ policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading. In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of each fund’s shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

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  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class R shares. The Trustees currently limit payments on class A and class R shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class R shares, unlike class B and class C shares, do not convert to class A shares, class R shares may cost you more over time than class B and class C shares. Class P, class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2023 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. A fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

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For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

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The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s reports and each fund’s financial statements are included in each funds’ annual report to shareholders, which is available upon request.

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Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Growth Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2023	$14.82	.26	2.24	2.50	(.11)	(.16)	(.27)	$17.05	17.03	$1,496,298	1.05	1.54	191
September 30, 2022	20.95	.19	(3.46)	(3.27)	(.33)	(2.53)	(2.86)	14.82	(18.53)	1,352,591	1.03	1.08	171
September 30, 2021	16.98	.15	3.91	4.06	(.09)	—	(.09)	20.95	23.97	1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
Class B
September 30, 2023	$14.37	.12	2.18	2.30	—	(.16)	(.16)	$16.51	16.11	$10,211	1.80	.74	191
September 30, 2022	20.35	.05	(3.36)	(3.31)	(.14)	(2.53)	(2.67)	14.37	(19.12)	17,493	1.78	.27	171
September 30, 2021	16.54	— [e]	3.81	3.81	—	—	—	20.35	23.04	31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
Class C
September 30, 2023	$13.57	.12	2.06	2.18	—	(.16)	(.16)	$15.59	16.17	$130,414	1.80	.79	191
September 30, 2022	19.40	.05	(3.18)	(3.13)	(.17)	(2.53)	(2.70)	13.57	(19.16)	144,712	1.78	.32	171
September 30, 2021	15.77	— [e]	3.63	3.63	—	—	—	19.40	23.02	213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
Class P
September 30, 2023	$15.08	.28	2.32	2.60	(.18)	(.16)	(.34)	$17.34	17.42	$25,378.66		1.69	191
September 30, 2022	21.29	.27	(3.54)	(3.27)	(.41)	(2.53)	(2.94)	15.08	(18.29)	285,584.65		1.47	171
September 30, 2021	17.25	.23	3.97	4.20	(.16)	—	(.16)	21.29	24.45	323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
Class R
September 30, 2023	$14.39	.21	2.17	2.38	(.06)	(.16)	(.22)	$16.55	16.69	$13,806	1.30	1.29	191
September 30, 2022	20.40	.14	(3.36)	(3.22)	(.26)	(2.53)	(2.79)	14.39	(18.71)	14,349	1.28	.80	171
September 30, 2021	16.52	.10	3.81	3.91	(.03)	—	(.03)	20.40	23.68	23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
Class R5
September 30, 2023	$15.04	.25	2.33	2.58	—	(.16)	(.16)	$17.46	17.26	$4.80		1.59	191
September 30, 2022	21.22	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.04	(18.32)	11,893.79		1.32	171
September 30, 2021	17.20	.21	3.94	4.15	(.13)	—	(.13)	21.22	24.24	15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117

See notes to financial highlights at the end of this section.

52 Prospectus	Prospectus 53

Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Growth Fund cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2023	$15.09	.32	2.28	2.60	(.17)	(.16)	(.33)	$17.36	17.42	$314,891.70		1.89	191
September 30, 2022	21.29	.26	(3.53)	(3.27)	(.40)	(2.53)	(2.93)	15.09	(18.27)	280,296.69		1.42	171
September 30, 2021	17.25	.23	3.96	4.19	(.15)	—	(.15)	21.29	24.41	390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
Class Y
September 30, 2023	$15.06	.30	2.27	2.57	(.15)	(.16)	(.31)	$17.32	17.26	$198,604.80		1.80	191
September 30, 2022	21.24	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.06	(18.29)	221,391.78		1.32	171
September 30, 2021	17.21	.21	3.95	4.16	(.13)	—	(.13)	21.24	24.27	301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	Amount represents less than $0.01 per share.
54 Prospectus	Prospectus 55

Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Balanced Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2023	$13.31	.25	1.43	1.68	(.23)	(.63)	(.86)	$14.13	12.88	$1,174,330.96		1.76	302
September 30, 2022	17.92	.21	(2.88)	(2.67)	(.18)	(1.76)	(1.94)	13.31	(16.86)	1,120,970.94		1.32	257
September 30, 2021	15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	17.92	18.66	1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
Class B
September 30, 2023	$13.28	.14	1.43	1.57	(.11)	(.63)	(.74)	$14.11	12.04	$8,594	1.71	.97	302
September 30, 2022	17.87	.08	(2.86)	(2.78)	(.05)	(1.76)	(1.81)	13.28	(17.49)	15,150	1.69	.52	257
September 30, 2021	15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	17.87	17.80	29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
Class C
September 30, 2023	$12.86	.14	1.37	1.51	(.12)	(.63)	(.75)	$13.62	11.99	$124,595	1.71	1.01	302
September 30, 2022	17.37	.09	(2.78)	(2.69)	(.06)	(1.76)	(1.82)	12.86	(17.47)	151,985	1.69	.56	257
September 30, 2021	14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	17.37	17.76	224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
Class P
September 30, 2023	$13.34	.27 [e]	1.47	1.74	(.28)	(.63)	(.91)	$14.17	13.33	$23,789.59		1.92 [e]	302
September 30, 2022	17.97	.27	(2.90)	(2.63)	(.24)	(1.76)	(2.00)	13.34	(16.61)	265,860.57		1.70	257
September 30, 2021	15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	17.97	19.12	288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
Class R
September 30, 2023	$13.18	.21	1.41	1.62	(.19)	(.63)	(.82)	$13.98	12.57	$13,993	1.21	1.51	302
September 30, 2022	17.76	.17	(2.85)	(2.68)	(.14)	(1.76)	(1.90)	13.18	(17.06)	15,388	1.19	1.07	257
September 30, 2021	15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	17.76	18.39	20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
Class R5
September 30, 2023	$13.34	.27	1.46	1.73	(.20)	(.63)	(.83)	$14.24	13.22	$15.73		1.89	302
September 30, 2022	17.97	.24	(2.89)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.73)	7,691.71		1.54	257
September 30, 2021	15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	17.97	18.95	10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137

See notes to financial highlights at the end of this section.

56 Prospectus	Prospectus 57

Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Balanced Fund cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2023	$13.34	.30	1.44	1.74	(.28)	(.63)	(.91)	$14.17	13.30	$218,868.63		2.09	302
September 30, 2022	17.96	.26	(2.89)	(2.63)	(.23)	(1.76)	(1.99)	13.34	(16.60)	230,311.61		1.64	257
September 30, 2021	15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	17.96	19.08	332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
Class Y
September 30, 2023	$13.34	.28	1.44	1.72	(.26)	(.63)	(.89)	$14.17	13.20	$228,740.71		2.01	302
September 30, 2022	17.97	.25	(2.90)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.72)	275,861.69		1.56	257
September 30, 2021	15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	17.97	19.04	387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	The net investment income ratio and per share amount shown for the period ended September 30, 2023 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.
58 Prospectus	Prospectus 59

Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Conservative Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2023	$9.49	.21	.35	.56	(.19)	(.42)	(.61)	$9.44	5.97	$324,689	1.03	2.18	456
September 30, 2022	11.83	.16	(1.99)	(1.83)	(.16)	(.35)	(.51)	9.49	(16.17)	354,957.98		1.51	361
September 30, 2021	11.22	.14	.87	1.01	(.16)	(.24)	(.40)	11.83	9.14	461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
Class B
September 30, 2023	$9.40	.13	.36	.49	(.12)	(.42)	(.54)	$9.35	5.20	$1,983	1.78	1.36	456
September 30, 2022	11.72	.08	(1.98)	(1.90)	(.07)	(.35)	(.42)	9.40	(16.79)	3,986	1.73	.71	361
September 30, 2021	11.12	.05	.86	.91	(.07)	(.24)	(.31)	11.72	8.31	6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
Class C
September 30, 2023	$9.34	.14	.35	.49	(.12)	(.42)	(.54)	$9.29	5.27	$51,143	1.78	1.43	456
September 30, 2022	11.66	.08	(1.97)	(1.89)	(.08)	(.35)	(.43)	9.34	(16.88)	67,579	1.73	.76	361
September 30, 2021	11.06	.05	.86	.91	(.07)	(.24)	(.31)	11.66	8.36	99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
Class P
September 30, 2023	$9.52	.22	.40	.62	(.23)	(.42)	(.65)	$9.49	6.55	$8,748.64		2.31	456
September 30, 2022	11.88	.21	(2.02)	(1.81)	(.20)	(.35)	(.55)	9.52	(15.95)	169,945.60		1.92	361
September 30, 2021	11.26	.19	.87	1.06	(.20)	(.24)	(.44)	11.88	9.61	180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
Class R
September 30, 2023	$9.81	.19	.38	.57	(.17)	(.42)	(.59)	$9.79	5.80	$4,172	1.28	1.93	456
September 30, 2022	12.21	.14	(2.06)	(1.92)	(.13)	(.35)	(.48)	9.81	(16.39)	5,032	1.23	1.23	361
September 30, 2021	11.57	.12	.89	1.01	(.13)	(.24)	(.37)	12.21	8.82	8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
Class R5
September 30, 2023	$9.53	.22	.38	.60	(.21)	(.42)	(.63)	$9.50	6.32	$15.75		2.26	456
September 30, 2022	11.88	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.53	(15.97)	3,726.71		1.80	361
September 30, 2021	11.26	.17	.88	1.05	(.19)	(.24)	(.43)	11.88	9.49	4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173

See notes to financial highlights at the end of this section.

60 Prospectus	Prospectus 61

Financial highlights
(For a common share outstanding throughout the period)
Putnam Dynamic Asset Allocation Conservative Fund cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2023	$9.54	.25	.36	.61	(.23)	(.42)	(.65)	$9.50	6.43	$62,971.68		2.53	456
September 30, 2022	11.89	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.54	(15.89)	77,067.64		1.85	361
September 30, 2021	11.27	.18	.88	1.06	(.20)	(.24)	(.44)	11.89	9.54	112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
Class Y
September 30, 2023	$9.54	.24	.36	.60	(.22)	(.42)	(.64)	$9.50	6.31	$72,630.78		2.43	456
September 30, 2022	11.89	.19	(2.01)	(1.82)	(.18)	(.35)	(.53)	9.54	(15.98)	132,583.73		1.75	361
September 30, 2021	11.27	.17	.88	1.05	(.19)	(.24)	(.43)	11.89	9.45	219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any: Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
62 Prospectus	Prospectus 63

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
64 Prospectus

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. DAVIDSON & CO. (“D.A. DAVIDSON”)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 65

  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Putnam funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

  Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Putnam funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
66 Prospectus

Letter of Intent (“LOI”)

  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
  If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

  Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front-end sales load and one of the following:
—	The redemption and repurchase occur in the same account.
—	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same pricing groups for ROA.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Prospectus 67

  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

  Initial purchase minimum: $250
  Subsequent purchase minimum: none

Minimum Balances

  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—	A fee-based account held on an Edward Jones platform
—	A 529 account held on an Edward Jones platform
—	An account with an active systematic investment plan or LOI

Exchanging Share Classes

  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class

68 Prospectus

conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

  Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
  Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
  Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
  Shares purchased through rights of reinstatement.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC, or its affiliates and their spouse or financial dependents as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C Shares available at J.P. Morgan Securities LLC

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

  Breakpoints as described in this prospectus.
  Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts (as described in this prospectus) will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P.
Prospectus 69

Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

  Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
70 Prospectus

  Shares exchanged into the same share class of a different fund will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in the fund’s Prospectus.
  Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*	Also referred to as an “initial sales charge.”

MERRILL LYNCH

Shareholders purchasing fund shares through a Merrill Lynch platform or account held at Merrill Lynch will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
Prospectus 71

  Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Eligible shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, as described in the fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period
72 Prospectus

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

OPPENHEIMER & CO. INC. (“OPCO”)

Effective September 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Prospectus 73

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on A, B and C Shares available at OPCO

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end Sales Charge Discounts Available at OPCO: Breakpoints & Rights of Accumulation

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
74 Prospectus

  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)

Effective September 1, 2020, shareholders purchasing fund shares through a Baird brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Prospectus 75

Front-End Sales Charge Waivers on Class A shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

  Breakpoints as described in this prospectus
  Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective September 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

76 Prospectus

Front-end Sales Charge Waiver on Class A Shares

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in this prospectus or SAI will continue to apply for eligible shareholders.

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC
Charles Schwab & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.
Morgan Stanley Smith Barney LLC
Interactive Brokers LLC
Vanguard Marketing Corporation
Citigroup Global Markets Inc.
E*Trade Securities LLC

Prospectus 77

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

78 Prospectus

Dividends plus

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

Statement of intention

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus 79

For more information about
Putnam Dynamic Asset Allocation Funds

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about a fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to a fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-7121	SP6 336140 1/24

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	--	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	--	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	--	PACRX	PACDX	PCCEX	PACYX

Putnam Dynamic Asset Allocation Growth Fund (Growth Fund)

Putnam Dynamic Asset Allocation Balanced Fund (Balanced Fund)

Putnam Dynamic Asset Allocation Conservative Fund (Conservative Fund)

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

1/30/24

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 1/30/24, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697.

Part I of this SAI contains specific information about the funds. Part II includes information about these funds and other Putnam mutual funds, closed-end funds, and exchange-traded funds (collectively, the "Putnam funds").

SAI6.pdf - 2024/01

SAI7.pdf - 2024/01

SAI8.pdf - 2024/01

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Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6

PORTFOLIO MANAGERS	I-26
SECURITIES LENDING ACTIVITIES	I-29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-30

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-13
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-20

TAXES	II-81
MANAGEMENT	II-96

DETERMINATION OF NET ASSET VALUE	II-116
INVESTOR SERVICES	II-118
SIGNATURE GUARANTEES	II-123
REDEMPTIONS	II-123
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-124
SHAREHOLDER LIABILITY	II-124

DERIVATIVE ACTIONS	II-124

DISCLOSURE OF PORTFOLIO INFORMATION	II-124

INFORMATION SECURITY RISKS	II-128

PROXY VOTING GUIDELINES AND PROCEDURES	II-128

I-2

SECURITIES RATINGS	II-129
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-135
APPENDIX B - FINANCIAL STATEMENTS	II-182

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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940, as amended, or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting a fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against

I-4

the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the funds.

Under the Trust's Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

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(8) Purchase securities if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940, as amended, provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy, which applies to each fund, may be changed by the Trustees without shareholder approval:

The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended, committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

I-6

CHARGES AND EXPENSES

For the Growth and Balanced funds:

Shareholders of your fund approved a new management contract with Putnam Management effective January 1, 2024 (the “Management Contract”). The terms of the Management Contract, including terms relating to fees, are substantially similar to the terms of your fund’s previous management contract with Putnam Management, each dated February 27, 2014 (the “Previous Management Contract”). Shareholders were asked to approve the Management Contract in connection with the acquisition by a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and the investment manager to your fund, became an indirect, wholly-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the Previous Management Contract and also the related sub-management contract between Putnam Management and Putnam Investments Limited (“PIL”) and sub-advisory contract among Putnam Management, PIL, and The Putnam Advisory Company, LLC ("PAC") that were in place for your fund before the Transaction.

Putnam Management also entered into new sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. The terms of the new sub-management and sub-advisory contracts are substantially similar to the terms of the previous sub-management and sub-advisory contracts for your fund. Please see Management-The Sub-Manager and Management-The Sub-Adviser for information about the sub-management and sub-advisory contracts.

For the Conservative fund:

Shareholders of your fund approved a new management contract with Putnam Management effective January 4, 2024 (the “Management Contract”). The terms of the Management Contract, including terms relating to fees, are substantially similar to the terms of your fund’s previous management contract with Putnam Management dated February 27, 2014 (the “Previous Management Contract”). Shareholders were asked to approve the Management Contract in connection with the acquisition by a subsidiary of Franklin Resources of Putnam Holdings in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and the investment manager to your fund, became an indirect, wholly-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the Previous Management Contract and also the related sub-management contract between Putnam Management and Putnam Investments Limited (“PIL”) and sub-advisory contract among Putnam Management, PIL, and The Putnam

I-7

Advisory Company, LLC ("PAC") that were in place for your fund before the Transaction.

Between January 1, 2024 and the date of the Management Contract, Putnam Management managed the fund’s investment portfolio and other affairs and business under an interim management contract, which was identical to the Previous Management Contract except for the term of the contract and those provisions required by regulation. Over the same period PIL and PAC continued to provide uninterrupted services with respect to your fund pursuant to interim sub-management and sub-advisory contracts, the terms of which were identical to the previous sub-management and sub-advisory contracts, as applicable, except for the term of the contracts and those provisions required by regulation.

Putnam Management also entered into new sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. The terms of the new sub-management and sub-advisory contracts are substantially similar to the terms of the previous sub-management and sub-advisory contracts for your fund. Please see Management-The Sub-Manager and Management-The Sub-Adviser for information about the sub-management and sub-advisory contracts.

Management fees

Under each fund's Management Contract, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds sponsored by Putnam Management (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

GROWTH FUND 0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND 0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.530% of the next $10 billion of Total

I-8

Open-End Mutual Fund Average Net Assets; 0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and 0.445% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, each fund incurred the following fees:

Fund name	Fiscal year	Management fee paid

Growth Fund	2023	$13,769,149

	2022	$16,569,054
	2021	$17,661,798

Balanced Fund	2023	$10,307,360

	2022	$12,869,313
	2021	$14,023,809

Conservative Fund	2023	$3,535,301

	2022	$4,985,532
	2021	$5,671,343

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

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Fund name	Fiscal year	Brokerage commissions

Growth Fund	2023	$1,036,796

	2022	$1,546,418
	2021	$1,432,317

Balanced Fund	2023	$671,619

	2022	$865,396
	2021	$848,042

Conservative Fund	2023	$225,948

	2022	$291,416
	2021	$297,157

The brokerage commissions for the Growth Fund’s 2023 fiscal year were lower than the brokerage commissions for the fund’s 2022 and 2021 fiscal years, the brokerage commissions for the Balanced Fund’s 2023 fiscal year were lower than the brokerage commissions for the fund’s 2022 and 2021 fiscal years, and the brokerage commissions for the Conservative Fund’s 2023 fiscal year were lower than the brokerage commissions for the fund’s 2022 and 2021 fiscal years, in each case due to a decrease in the fund’s assets under management.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

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Fund name	Dollar value of these transactions	Percentage of total transactions	Amount of commissions

Growth Fund	$1,013,428,855	19.97%	$221,313

Balanced Fund	$866,402,135	15.71%	$137,805

Conservative Fund	$273,215,596	11.18%	$39,343

At the end of fiscal 2023, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Fund Name	Broker-dealer or affiliates	Value of securities held

Growth Fund	Bank of America Corp.	$10,512,153
	BNP Paribas SA	$341,443
	Citigroup, Inc.	$15,420,507
	Credit Suisse Group AG	$817,222
	Goldman Sachs Group, Inc. (The)	$9,214,832
	JPMorgan Chase & Co.	$17,219,807
	Morgan Stanley	$1,681,229
	Royal Bank of Canada	$739,624
	UBS Group AG	$3,643,270
	Wells Fargo & Co.	$6,685,199
Balanced Fund	Bank of America Corp.	$12,175,148
	Citigroup, Inc.	$15,135,236
	Credit Suisse Group AG	$1,629,121
	Goldman Sachs Group, Inc. (The)	$9,198,182
	JPMorgan Chase & Co.	$18,009,459
	Morgan Stanley	$3,128,759
	UBS Group AG	$2,227,926
	Wells Fargo & Co.	$7,559,385
Conservative Fund	Bank of America Corp.	$5,207,512
	Citigroup, Inc.	$5,082,306
	Goldman Sachs Group, Inc. (The)	$3,087,083
	JPMorgan Chase & Co.	$5,372,439
	Morgan Stanley	$2,073,954
	UBS AG	$762,410
	Wells Fargo & Co.	$2,898,886

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during fiscal 2023, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

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Fund name	Total reimbursement	Portion of total reimbursement for compensation and contributions

Growth Fund	$77,009	$57,036
Balanced Fund	$65,801	$48,735
Conservative Fund	$23,476	$17,387

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the funds in the "Putnam funds complex" as of December 31, 2023. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds.

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Name of Trustee	Dollar range of Balanced Fund shares owned	Dollar range of Conservative Fund shares owned	Dollar range of Growth Fund shares owned	Aggregate dollar range of shares held in all funds in the Putnam funds complex overseen by Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Barbara M. Baumann	$10,001-$50,000	$1-$10,000	$10,001-$50,000	over $100,000

Katinka Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Catharine Bond Hill	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Jennifer Williams Murphy	None	None	None	$10,001-$50,000
Marie Pillai	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
George Putnam III	$50,001-$100,000	$50,001-$100,000	over $100,000	over $100,000

Manoj P. Singh	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Mona K. Sutphen	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Interested Trustee
* Robert L. Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of the fund and his direct beneficial interest in shares of Franklin Resources, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of your fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management.

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

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The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	12

Board Policy and Nominating Committee	5
Brokerage Committee	3

Contract Committee	8
Executive Committee	1
Investment Oversight Committees

Investment Oversight Committee A	5
Investment Oversight Committee B	5

Pricing Committee	8

Exchange-Traded Fund Committee*	4

*For period 1/1/23 - 9/30/23

The following table shows the year each Trustee was first elected or appointed as a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2023, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2023.

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COMPENSATION TABLES

Growth Fund

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement(1)	Total compensation from Putnam funds complex(2)
Independent Trustees

Liaquat Ahamed/2012(3)	$10,406	N/A	N/A	$368,000
Barbara M. Baumann/2010(3)(4)	$11,265	N/A	N/A	$398,000
Katinka Domotorffy/2012(3)	$10,406	N/A	N/A	$368,000
Catharine Bond Hill/2017(3)	$8,377	N/A	N/A	$368,000
Kenneth R. Leibler/2006(5)	$14,161	N/A	N/A	$503,000
Jennifer Williams Murphy/2022	$10,406	N/A	N/A	$368,000
Marie Pillai/2022(3)	$3,111	N/A	N/A	$368,000
George Putnam III/1984(6)	$11,122	$0	$130,333	$393,000
Manoj P. Singh/2017(7)	$10,943	N/A	N/A	$386,330
Mona K. Sutphen/2020	$9,996	N/A	N/A	$354,660
Interested Trustee
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

Balanced Fund

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement(1)	Total compensation from Putnam funds complex(2)

Independent Trustees

Liaquat Ahamed/2012(3)	$8,914	N/A	N/A	$368,000
Barbara M. Baumann/2010(3)(4)	$9,651	N/A	N/A	$398,000
Katinka Domotorffy/2012(3)	$8,914	N/A	N/A	$368,000
Catharine Bond Hill/2017(3)	$7,196	N/A	N/A	$368,000
Kenneth R. Leibler/2006(5)	$12,134	N/A	N/A	$503,000
Jennifer Williams Murphy/2022	$8,914	N/A	N/A	$368,000
Marie Pillai/2022(3)	$2,752	N/A	N/A	$368,000
George Putnam III/1984(6)	$9,529	$0	$130,333	$393,000
Manoj P. Singh/2017(7)	$9,380	N/A	N/A	$386,330
Mona K. Sutphen/2020	$8,559	N/A	N/A	$354,660
Interested Trustee
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

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Conservative Fund

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement(1)	Total compensation from Putnam funds complex(2)
Independent Trustees

Liaquat Ahamed/2012(3)	$3,175	N/A	N/A	$368,000
Barbara M. Baumann/2010(3)(4)	$3,439	N/A	N/A	$398,000
Katinka Domotorffy/2012(3)	$3,175	N/A	N/A	$368,000
Catharine Bond Hill/2017(3)	$2,580	N/A	N/A	$368,000
Kenneth R. Leibler/2006(5)	$4,326	N/A	N/A	$503,000
Jennifer Williams Murphy/2022	$3,175	N/A	N/A	$368,000
Marie Pillai/2022(3)	$1,063	N/A	N/A	$368,000
George Putnam III/1984(6)	$3,395	$0	$130,333	$393,000
Manoj P. Singh/2017(7)	$3,348	N/A	N/A	$386,330
Mona K. Sutphen/2020	$3,040	N/A	N/A	$354,660
Interested Trustee
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were first elected to the Board of Trustees of the exchange-traded funds effective as of January 11, 2023.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2023, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

	Mr. Ahamed	Ms. Baumann	Ms. Domotorffy	Dr. Hill	Ms. Pillai
Growth Fund	$16,793	$15,208	$16,810	$10,652	$4,663
Balanced Fund	$15,998	$14,488	$16,014	$10,148	$4,443
Conservative Fund	$6,689	$6,057	$6,695	$4,243	$1,857

(4) Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees.

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(5) Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.

(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(8) Mr. Reynolds is an "interested person" of the funds and Putnam Management.

Under a retirement plan for Trustees of Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At December 31, 2023, the officers and Trustees of each fund as a group owned less than 1% of the outstanding shares of each class of such fund, and, except as noted below, no person owned of record or to the knowledge of each fund beneficially 5% or more of any class of shares of such fund.

I-18

Growth Fund

Class	Shareholder name and address	Percentage owned

A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	7.76%
A	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	5.74%
A	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	5.64%
A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.28%
B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	15.22%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	10.37%
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.44%
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	30.02%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	14.27%
I-19

Class	Shareholder name and address	Percentage owned
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	7.82%
C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, Fl 33716-1100	6.67%
P*	Putnam Retirement Ready 2045 Fund – Class R6 shares	33.58%
P*	Putnam Retirement Ready 2040 Fund – Class R6 shares	24.65%
P*	Putnam Retirement Ready 2050 Fund – Class R6 shares	16.60%
P*	Putnam Retirement Ready 2055 Fund – Class R6 shares	7.67%
P*	Putnam Retirement Ready 2035 Fund – Class R6 shares	5.31%
R	State Street Bank TTEE Cust FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	60.65%
R	Matrix Trust Company Cust. Fbo Pro Tech Fabrications 717 17th Street Suite 1300 Denver, Co 80202-3304	7.39%
R5	Great-West Trust Company, LLC Fbo Employee Benefits Clients 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	82.07%
R5	Great-West Trust Company, LLC Fbo Employee Benefits Clients 401k C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	17.85%
R6	Empower Trust Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	27.26%
I-20

Class	Shareholder name and address	Percentage owned
R6	Empower Trust The Putnam Retirement Plan 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	10.87%
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	7.49%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	7.11%
R6	State Street Bank Ttee Cust Fbo ADP Access 1 Lincoln St. Boston, MA 02111-2901	6.74%
R6	Great-West Trust Company, LLC Fbo PFTC Recordkeeping For Various Ben PlansOmniPutnam C/O Mutual Fund Trading 8515 E Orchard Rd Greenwood Village, CO 80111-5002	5.63%
Y	Empower Trust FBO Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	19.66%
Y	Empower Trust FBO Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	15.61%
Y	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	9.14%
y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.39%
Y	UBS WM USA 0o0 11011 6100 Omni Account M/F Spec Cdy A/C Excl Ben Cust UBSFSI 1000 Harbor Blvd., Weehawken, NJ 07086-6761	6.08%
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Class	Shareholder name and address	Percentage owned
Y	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	5.75%

*	The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Balanced Fund

Class	Shareholder name and address	Percentage owned

A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.04%
A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.79%
A	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	6.76%
A	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	5.54%
B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	16.19%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.02%
I-22

Class	Shareholder name and address	Percentage owned
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	10.59%
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	18.61%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	17.30%
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	9.98%
C	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.28%
C	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	7.13%
P*	Putnam Retirement Ready 2035 Fund – Class R6 shares	45.47%
P*	Putnam Retirement Ready 2030 Fund – Class R6 shares	26.68%
P*	Putnam Retirement Ready 2040 Fund – Class R6 shares	14.06%
P*	Putnam Retirement Ready 2035 Fund – Class Y shares	6.18%
I-23

Class	Shareholder name and address	Percentage owned
R	State Street Bank Ttee ADP Access 1 Lincoln St. Boston, MA 02111-2901	64.53%
R	Ascensus Trust Company Fbo Exceptional Care For Children 403B 690855 PO Box 10758 Fargo, ND 58106-0758	9.92%
R5	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	100.00%
R6	Empower Trust FBO Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	29.64%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	10.05%
R6	State Street Bank & Trust Co Adp Access Product One Lincoln St. Boston, MA 02111-2901	9.09%
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	7.09%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 403 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	6.67%
R6	Empower Trust FBO Putnam Retirement Plan 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	5.63%
Y	Empower Trust FBO Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	20.79%
I-24

Class	Shareholder name and address	Percentage owned
Y	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	11.38%
Y	Empower Trust FBO Great West IRA Advantage 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	11.15%
Y	MLPF&S For The Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	7.26%
Y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.44%
Y	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, Fl 33716-1100	5.03%

*	The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Conservative Fund

Class	Shareholder name and address	Percentage owned

A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	7.96%
A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.38%
I-25

Class	Shareholder name and address	Percentage owned
A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	5.78%
A	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	5.16%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	21.68%
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	15.48%
B	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	11.12%
B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	10.28%
B	MLPF&S For The Sole Benefit of Its Customers Attn. Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	6.85%
B	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1965	6.20%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	21.67%
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	14.23%
I-26

Class	Shareholder name and address	Percentage owned
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	14.15%
C	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.85%
C	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.74%
P*	Putnam Retirement Ready 2030 Fund – Class R6 shares	55.16%
P*	Putnam Retirement Ready 2025 Fund – Class R6 shares	35.32%
R	State Street Bank Ttee Cust Fbo ADP Access 1 Lincoln St. Boston, MA 02111-2901	69.15%
R	Matrix Trust Company As Agent For Mississippi Coast Transportation Au 717 17TH St STE 1300 Denver, CO 80202-3304	11.34%
R	MLPF&S For The Sole Benefit of Its Customers Attn. Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	5.22%
R5	Great-West Trust Company LLC Employee Benefits Clients 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	100.00%
R6	Empower Trust FBO Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	23.70%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	13.40%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 403 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	13.32%
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Class	Shareholder name and address	Percentage owned
R6	NFS LLC Fbo FIIOC as Agent For Qualified Employee Benefit Plans 401k Sinopic Funds 100 Magellan Way #Kw1c Covington, KY 41015-1987	8.70%
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	8.19%
R6	State Street Bank & Trust Co ADP Access Product One Lincoln St. Boston, MA 02111-2901	7.48%
R6	Empower Trust Putnam Retirement Plan 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	7.10%
Y	Empower Trust Great West IRA Advantage Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	29.81%
Y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	13.61%
Y	Empower Trust Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	8.68%
Y	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	8.38%
Y	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	6.54%

*       The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

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Distribution fees

During fiscal 2023, each fund paid the following 12b-1 fees to Putnam Retail Management:

Fund name	Class A	Class B	Class C	Class R

Growth Fund	$3,731,453	$145,711	$1,450,616	$73,167
Balanced Fund	$2,966,932	$120,971	$1,442,348	$76,739
Conservative Fund	$867,354	$30,659	$611,655	$24,288

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Total front-end sales charges	Sales charges retained by Putnam Retail Management after dealer concessions	Contingent deferred sales charges

Growth Fund	2023	$1,022,501	$180,335	$1,321

	2022	$1,218,140	$212,174	$3,301
	2021	$1,424,655	$249,740	$739

Balanced Fund	2023	$630,191	$108,883	$2,058

	2022	$1,020,930	$182,708	$2,011
	2021	$1,171,130	$204,247	$1,113

Conservative Fund	2023	$122,227	$20,491	$83

	2022	$228,281	$39,671	$90
	2021	$402,016	$79,518	$234

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Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges

Growth Fund	2023	$67

	2022	$982
	2021	$3,790

Balanced Fund	2023	$25

	2022	$501
	2021	$3,508

Conservative Fund	2023	$12

	2022	$206
	2021	$1,379

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

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Fund name	Fiscal year	Contingent deferred sales charges

Growth Fund	2023	$2,244

	2022	$3,056
	2021	$6,028

Balanced Fund	2023	$1,794

	2022	$1,342
	2021	$2,944

Conservative Fund	2023	$129

	2022	$1,466
	2021	$1,682

Investor servicing fees

During the 2023 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$2,927,175

Balanced Fund	$2,295,905

Conservative Fund	$834,702

PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include

I-31

accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Growth Fund

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	27	$4,417,500,000	49	$5,303,900,000	4	$18,400,000
Brett Goldstein	27	$4,417,500,000	49	$5,303,900,000	1	$1,500,000
Adrian Chan	27	$4,417,500,000	44	$5,290,000,000	4	$16,800,000
James Fetch	27	$4,417,500,000	49	$5,303,900,000	1	$100,000

Balanced Fund

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	27	$4,814,100,000	49	$5,303,900,000	4	$18,400,000
Brett Goldstein	27	$4,814,100,000	49	$5,303,900,000	1	$1,500,000
Adrian Chan	27	$4,814,100,000	44	$5,290,000,000	4	$16,800,000
James Fetch	27	$4,814,100,000	49	$5,303,900,000	1	$100,000

Conservative Fund

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	27	$6,079,900,000	49	$5,303,900,000	4	$18,400,000
Brett Goldstein	27	$6,079,900,000	49	$5,303,900,000	1	$1,500,000
Adrian Chan	27	$6,079,900,000	44	$5,290,000,000	4	$16,800,000
James Fetch	27	$6,079,900,000	49	$5,303,900,000	1	$100,000
I-32

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Incentive compensation includes a cash bonus and may also include grants of deferred stock or deferred cash. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For each of these funds, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

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Fund	Portfolio managers	Dollar range of shares owned

Growth Fund	Robert Schoen	over $1,000,000
	Brett Goldstein	$0

	Adrian Chan	$100,001-$500,000
	James Fetch	over $1,000,000

Balanced Fund	Robert Schoen	$0
	Brett Goldstein	$0
	Adrian Chan	$0

	James Fetch	$100,001-$500,000

Conservative Fund	Robert Schoen	$0
	Brett Goldstein	$0
	Adrian Chan	$0
	James Fetch	$0

SECURITIES LENDING ACTIVITIES

The funds did not participate in any securities lending activities during the most recent fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds' independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds' Annual Report for the funds' most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-34

THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

HOW TO BUY SHARES

Each prospectus of a fund (a “prospectus”) describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. For a fund that offers multiple classes of shares, the investment performance of the classes will vary because of different sales charges and expenses. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans, as well as “non-qualified” deferred compensation plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations. Non-U.S. employees of Putnam, its parent company, Power Corporation of Canada (“Power”), subsidiaries and affiliates of Power, and certain related entities, and the immediate family members of such employees may invest in a fund during the term of employment of the employee, subject to applicable law and certain procedural requirements.

In addition, class M shares are only available (1) to certain employer-sponsored retirement plans investing in George Putnam Balanced Fund and (2) for Putnam Diversified Income Trust, Putnam High Yield Fund, and Putnam Income Fund for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement. All other class M shares of the Putnam open-end mutual funds (“Putnam Funds”) were converted into class A shares effective November 25, 2019, except that class M shares of Putnam Global Income Trust and Putnam Mortgage Securities Fund held in Japan were liquidated effective December 9, 2019.

In addition, shares of Putnam Ultra Short MAC Series are only available to “wrap” account clients (“eligible investors”) where Putnam Management has an agreement to serve as investment adviser to the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly to the wrap account clients of the wrap program sponsor.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

January 31, 2024	II-1

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the current offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the offering price is the net asset value plus the applicable sales charge, if any. (The offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares (other than shares of Putnam Multi-Asset Income Fund and shares of Putnam Ultra Short MAC Series) may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June, September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam Fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers

January 31, 2024	II-2

to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares. The offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full-service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, and certain Employer-Sponsored Retirement Plans approved by Putnam Retail Management, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these

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purposes begins with the first qualifying purchase following the end of the prior period. For all funds, except for purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter. For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 0.75% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding George Putnam Balanced Fund and Putnam Multi-Asset Income Fund), Global Healthcare Fund, Global Technology Fund, the Putnam Retirement Advantage Funds (excluding Putnam Retirement Advantage Maturity Fund) and the Putnam Sustainable Retirement Funds (excluding Putnam Sustainable Retirement Maturity Fund) only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 but under 1,000,000	2.00	1.75
1,000,000 and above	NONE	NONE

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For Putnam Retirement Advantage Maturity Fund, Putnam Sustainable Retirement Maturity Fund, Taxable Income Funds (except for Putnam Core Bond Fund, Money Market Funds, Putnam Floating Rate Income Fund, Putnam Ultra Short Duration Income Fund, Putnam Diversified Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Short Duration Bond Fund), and for purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund) prior to July 1, 2022:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	4.00	3.50
100,000 but under 250,000	3.25	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

For purchases of Tax-Exempt Funds (except for Putnam Short-Term Municipal Income Fund and Putnam Strategic Intermediate Municipal Fund) on or after July 1, 2022 and for purchases of Putnam Multi-Asset Income Fund and Putnam Core Bond Fund:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	3.25	2.75
100,000 but under 250,000	2.50	2.00
250,000 and above	NONE	NONE

For Putnam Floating Rate Income Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.75%	1.50%
250,000 but under 500,000	1.25%	1.00%
500,000 and above	NONE	NONE

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For purchases of Putnam Short-Term Municipal Income Fund, purchases of Putnam Strategic Intermediate Municipal Fund only on or after July 1, 2022, and purchases of Putnam Short Duration Bond Fund only prior to January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.25%	1.00%
250,000 and above	NONE	NONE

For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	NONE

For George Putnam Balanced Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A	N/A

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For Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A*	N/A*

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam Funds that offer class N shares:

	CLASS N
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	NONE

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam Fund (other than Putnam Short Duration Bond Fund, Putnam Ultra Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased prior to January 1, 2021 and class A shares of Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased on or after January 1, 2021 by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.75% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Ultra Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam Fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the

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schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam Funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam Strategic Intermediate Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, and Putnam Core Bond Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares during the month eight years after the purchase date (for Putnam Small Cap Value Fund, during the month six years after the purchase date, and for Putnam Sustainable Future Fund, during the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares during the month eight years after the purchase date, provided that Putnam Investor Services, or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C

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shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Class C shares acquired by exchanging class C shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares. Prior to March 1, 2021, class C shares converted to class A shares after ten years.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

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Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class A, Class B and Class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam Funds already owned (except Putnam Ultra Short MAC Series). The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

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(a)	all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam Funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam Funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children who were under age 21 at the time of the investor’s initial purchase, as well as any individual with an account registered under the same last name and same address as the individual, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam Funds (other than money market funds, Putnam Multi-Asset Income Fund, class A shares of Putnam Ultra Short Duration Income Fund, and Putnam Ultra Short MAC Series) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children who were under the age of 21 at the time of the investor’s initial purchase):

(i)	individual accounts;
(ii)	joint accounts;
(iii)	accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;
(iv)	shares owned through accounts in the name of the investor’s (or spouse’s or child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and
(v)	accounts established as part of a Section 529 college savings plan managed by Putnam Management.
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Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam Funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam Fund (excluding Putnam money market funds, Putnam Multi-Asset Income Fund, Putnam Ultra Short Duration Income Fund, and Putnam Ultra Short MAC Series), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the offering price applicable at the time of such purchase and (ii) the offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Ultra Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Ultra Short Duration Income Fund). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as

January 31, 2024	II-12

part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

January 31, 2024	II-13

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
Effective July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.10%	Putnam Ultra Short Duration Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund
Prior to July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05; 0.25% for shares purchased on or after 3/21/05**	Putnam Tax-Free High Yield Fund
0.20% for shares purchased before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Strategic Intermediate Municipal Fund
0.20% for shares purchased on or before 12/31/89; 0.25% for shares purchased after 12/31/89	Putnam Convertible Securities Fund George Putnam Balanced Fund Putnam Focused International Equity Fund Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90; 0.25% for shares purchased after 3/31/90	Putnam Mortgage Securities Fund
0.20% for shares purchased on or before 1/1/90; 0.25% for shares purchased after 1/1/90	Putnam Large Cap Value Fund
0.20% for shares purchased on or before 3/31/91; 0.25% for shares purchased after 3/31/91;	Putnam Income Fund
0.10%	Putnam Ultra Short Duration Income Fund
0.20% for shares purchased after 3/6/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Minnesota Tax Exempt Income Fund Putnam Ohio Tax Exempt Income Fund
January 31, 2024	II-14

0.15% for shares purchased on or before 5/11/92; 0.20% for shares purchased after 5/11/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Massachusetts Tax Exempt Income Fund
0.15% for shares purchased on or before 12/31/92; 0.20% for shares purchased after 12/31/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam California Tax Exempt Income Fund Putnam New Jersey Tax Exempt Income Fund Putnam New York Tax Exempt Income Fund Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93; 0.20% for shares purchased after 7/8/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Pennsylvania Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B distribution plan, except for those listed below
0.25%, except that the first years’ service fees of 0.25% are prepaid at time of sale	Putnam Strategic Intermediate Municipal Fund Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of 0.20% are prepaid at time of sale

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

0.00%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Ultra Short Duration Income Fund
January 31, 2024	II-15

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund * Putnam Money Market Fund* Putnam Ultra Short Duration Income Fund

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate	Fund
0.65%	George Putnam Balanced Fund
0.40%	Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for George Putnam Balanced Fund and up to the annual rate of 0.50% of the average net asset value of such class M shares for Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund.

Different rates may apply to shares sold outside the United States.

January 31, 2024	II-16

Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class N distribution plan

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate	Fund
0.50%	All funds currently making payments under a class R distribution plan*

* Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares, and participants in such plans.

Class R3 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R3 shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class R3 distribution plan

A portion of the class R3 distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R3 shares and participants in such plans.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department,

January 31, 2024	II-17

registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam Funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2023:

American Enterprise Investment Services Inc.	Morgan Stanley Smith Barney LLC
Ascensus, Inc.	OneAmerica
Avantax Investment Services, Inc	OneAmerica Securities, Inc.
AXA Advisors, LLC	Osaic Wealth, Inc.
Cambridge Investment Research, Inc.	Pensionmark Financial Group
Cetera Advisor Networks LLC	Principal Life Insurance Company
Cetera Advisors LLC	Raymond James & Associates, Inc.
Cetera Financial Specialists LLC	Raymond James Financial Services, Inc.
Cetera Investment Services LLC	RBC Capital Markets, LLC
Citigroup Global Markets Inc.	Resources Investment Advisors, LLC
Commonwealth Equity Services	Retirement Plan Advisory Group
Empower Annuity Insurance Company of America	SagePoint Financial, Inc.
FSC Securities Corporation	Securities America, Inc.
HUB International Limited	Standard Retirement Services
J.P. Morgan Securities LLC	Stifel, Nicolaus & Company, Incorporated
Janney Montgomery Scott LLC	Strategic Retirement Partners
John Hancock Retirement Plan Services, LLC	Teachers Insurance and Annuity Association of America
January 31, 2024	II-18

Kestra Investment Services, LLC	Transamerica Retirement Solutions, LLC
Lincoln Financial Advisors Corp.	Triad Advisors, LLC
Lincoln Financial Distributors, Inc.	UBS Financial Services, Inc.
Lincoln Financial Securities Corporation	Vanguard Marketing Corporation
LPL Financial LLC	Wells Fargo Clearing Services, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Woodbury Financial Services, Inc

Additional dealers may receive marketing support payments in 2024 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2023 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam Fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam Funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2023:

Charles Schwab & Co., Inc.	RBC Capital Markets, LLC
Empower Financial Services, Inc.	TD Ameritrade, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	TD Ameritrade Clearing, Inc.
National Financial Services LLC	Transamerica Advisors Life Insurance Company
Pershing LLC

Additional or different dealers may also receive program servicing payments in 2024 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2023 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel

January 31, 2024	II-19

expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam Funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. Payments in respect of class R3 and class R4 shares are generally made at an annual rate of up to 0.25% of a fund’s average net assets attributable to such class of shares held by a dealer or other financial intermediary. Payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Ultra Short Duration Income Fund. There are no such payments in respect of class R6 shares. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam Funds, certain matters described herein may not apply to your fund (including those investment strategies identified under the heading Investment Strategies Applicable to Underlying Funds, which apply only to the underlying Putnam Management-sponsored exchange-traded funds in which the Putnam Sustainable Retirement Funds invest (“underlying funds”). Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund (and the underlying funds) may engage in each of the practices described below without limit, except as otherwise noted below. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and PAC, as appropriate.

Bank Loans, Loan Participations, and Assignments	Market Risk
Borrowing and Other Forms of Leverage	Master Limited Partnerships (MLPs)
Collateralized Debt and Loan Obligations	Money Market Instruments
Commodities and Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
ESG Considerations	Preferred Stocks and Convertible Securities
Exchange-Traded Notes	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short Sales
January 31, 2024	II-20

Illiquid Investments	Short-Term Trading
Inflation-Protected Securities	Special Purpose Acquisition Companies
Initial Public Offerings (IPOs)	Structured Investments
Interfund Borrowing and Lending	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Temporary Defensive Strategies
London Interbank Offered Rate (LIBOR)	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Bank Loans, Loan Participations, and Assignments

The fund may invest in bank loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Putnam Management, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. Many loans are either partially or fully secured by the assets of the borrower, and some impose restrictive covenants which must be met by the borrower, although these covenants have become less common, and the terms of covenants have eroded, in recent years. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may acquire a loan interest directly by acting as a member of the original lending syndicate. The fund may also invest in a loan in other ways, including through novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. In an assignment, the fund purchases a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. Participation interests typically result in a contractual relationship only with the lending institution, not with the borrower. In such case, the fund will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In addition, with a participation interest, the fund generally will have no rights of set-off against the borrower, and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan interests held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Adverse changes in the creditworthiness of the borrower may affect the borrower’s ability to pay principal and interest, and borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the

January 31, 2024	II-21

loan interests in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan interest to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. This may subject the fund to greater delays, expenses, and risks than if the fund could enforce its rights directly against the borrower. For example, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loan interests purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The market for bank loans may not be highly liquid. In addition, loan interests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such interests in secondary markets. As a result, the fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loan interests acquired by the fund may involve letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to make additional loans upon demand by the borrower pursuant to the terms specified in the loan documentation. This obligation may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so. To the extent that the fund is committed to make additional loans under the loan documentation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments.

Certain of the loan interests acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such interests would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

January 31, 2024	II-22

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loan interests that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loan interests for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan interest that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers in whose loans the fund may hold an interest. These other securities may include, for example, debt securities that are subordinate to the loan interests held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients (including the fund) to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loan interests and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize other sources to meet the redemption obligations, such as cash balances or proceeds from the sale of its more liquid investments or investments with shorter settlement periods.

Some loan interests may not be considered “securities” for certain purposes under the federal securities laws, and, as a result, purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If legislation or federal or state regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If

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legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and by Section 18 of the 1940 Act. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. In addition, if the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Each Putnam Fund (other than the Putnam Retirement Advantage Funds, Putnam Sustainable Retirement Funds, and Putnam Short Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and JP Morgan Chase Bank N.A. and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the committed line of credit is required to maintain a specified asset coverage ratio.

Leveraging tends to exaggerate the effect of any increase or decrease in the value of the fund’s holding. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the fund.

Collateralized Debt and Loan Obligations.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are types of asset-backed securitized instruments and include collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. CDOs may charge management and administrative fees, which are in addition to those of a fund. CDOs may be less liquid than other types of securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a fund invests. CDOs are subject to the typical risks associated with debt instruments and fixed income and/or asset-backed securities discussed elsewhere in the prospectus and in this SAI, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), prepayment risk, credit risk (including adverse credit spread moves), liquidity risk and market risk. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan

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portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a fund is also invested, this would tend to increase the fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities, which vary in risk and yield, and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or if a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

CLO Securities may be privately placed and thus subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities. CLOs are also subject to the same risks associated with CDOs, as described above.

Commodities and Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, war, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or natural disasters, livestock disease, trade embargoes, economic sanctions, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials. Certain commodities (and related derivatives) are also susceptible to price declines due to factors such as supply surpluses caused by global events.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with

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environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may result in gains or losses greater than the amount invested in the instrument. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. See the “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of one or more underlying investments, pools of investments, indexes or currencies. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments will enable the fund to achieve its investment objective or that Putnam Management will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. The use of leverage involves risk and may increase the volatility of the fund’s net asset value.

In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the

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amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indexes or currencies.

Some derivatives transactions are required to be centrally cleared and others are available for voluntary clearing. A party to a cleared derivatives transaction is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system or on the fund’s ability to exercise remedies. Also, the fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the fund’s behalf.

Some derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty, and counterparty risk, since the counterparty may be unable or unwilling to perform its obligations under the contract for reasons unrelated to its financial condition, such as operational issues, business interruptions or contract disputes. If a privately negotiated over-the-counter contract calls for payments by the fund, the fund must be prepared to make the payments when due. If a counterparty’s creditworthiness declines or the counterparty is otherwise unable or unwilling to perform its obligations under the contract, the fund may not receive payments owed under the contract, or the payments may be delayed and the value of the agreements with the counterparty may decline, potentially resulting in losses to the fund.

Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet margin requirements at a time when it may be disadvantageous to do so.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses.

Legislation and regulation of derivatives in the U.S. and other countries, including margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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ESG Considerations

A fund may integrate environmental, social, or governance (“ESG”) considerations into its research process and/or investment decision-making. Putnam Management believes that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact risk and returns. The relevance and materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases (such as where Putnam Management lacks relevant ESG data), ESG considerations may not represent a material component of a fund’s investment process. Other than in the case of Putnam Sustainable Future Fund, Putnam Sustainable Leaders Fund and the Putnam Sustainable Retirement Funds, the consideration of ESG factors as part of a fund’s investment process does not mean that a fund pursues a specific “ESG” or “sustainable” investment strategy, and, depending on the fund, Putnam Management may sometimes make investment decisions other than on the basis of relevant ESG considerations.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security whose returns are linked to the performance of a particular market index or other reference assets less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. Investors may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index less applicable fees and expenses. ETNs typically do not make periodic interest payments and principal typically is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, economic, legal, political or geographic events that affect the reference assets, volatility and lack of liquidity in the reference assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it lowers the fund’s income when interest rates or benchmark rates fall. The fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s NAV.

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. There is no assurance that the fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.

The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the fund to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the fund does not exist and the fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

Foreign Currency Transactions

The fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. The fund may engage in these transactions for a variety of reasons, including to manage the exposure to foreign currencies inherent in the fund’s investments, to increase its returns, and to offset some

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of the costs of hedging transactions. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging” (e.g., the sale of forward currency with respect to portfolio security positions). The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the fund’s purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging, in which the fund enters into foreign currency transactions on a particular currency with respect to portfolio positions denominated or quoted in that currency. By position hedging, the fund attempts to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted). While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the Chicago Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract or otherwise settle the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a market in such contracts or options. Although the fund intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until or at the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until or at the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until or at the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until or at the expiration of the option.

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts and related options) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts and related options, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract or related option reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, the fund may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, additional foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. There can be no assurance that suitable foreign currency

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transactions will be available for the fund at any time or that the fund will engage in foreign currency exchange transactions at any time or under any circumstances even if suitable transactions are available to it.

Successful use of currency management strategies will depend on Putnam Management’s skill in analyzing currency values. Currency management strategies may increase the volatility of the fund’s returns and could result in significant losses to the fund if currencies do not perform as Putnam Management anticipates. There is no assurance that Putnam Management’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, custody, disclosure and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the fund’s liquidity risk and require the fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of economic sanctions or embargoes (whether imposed by the United States or another country or other governmental or non-governmental organization), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Such actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In some cases (including in the case of sanctions), such actions also could result in a freeze on an issuer’s securities which would prevent the fund from selling securities it holds. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and

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listed companies than in the United States. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. Due to the potential for foreign withholding taxes, MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties (and such securities may be less liquid than other classes of securities of an issuer), or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the fund will satisfy applicable foreign reporting requirements at all times.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

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The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will present viable investment opportunities for the fund. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In such an event, it is possible that the fund could lose the entire value of its investments in the affected market. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the fund invests in securities issued by foreign issuers, the fund may be subject to the risks described above even if all of the fund’s investments are denominated in U.S. dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies.

Investing through Stock Connect. The fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong.

There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of Putnam Management to effectively manage the fund, and may expose the fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond

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Connect is subject to a number of restrictions that may affect the fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of the fund’s Hong Kong sub-custodian. Therefore, the fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the fund to the credit risk of the relevant securities depositories and the fund’s Hong Kong sub-custodian. While the fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the fund, which may negatively affect investment returns for shareholder.

Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the

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sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold while the dollar roll is outstanding, but receives the difference between the current sales price and the forward price for the future purchase. In addition, the fund may reinvest the cash proceeds of the sale while the dollar roll is outstanding in an effort to enhance returns. The reinvestment of such proceeds may be considered a form of investment leverage and may increase the fund’s risk and volatility. If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. The fund accounts for dollar rolls as purchases and sales.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, when entering into a forward commitment transaction, the fund will rely on the other party to consummate the transaction. In the event that the other party files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected. For example, the other party’s failure to complete the transaction may result in the loss to the fund of an advantageous yield or price. See also "Legal and Regulatory Risks Relating to Investment Strategy" below.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A futures contract sale creates an obligation by the seller to sell the type of financial instrument or other asset called for in the contract in a specified month for a stated price. A futures contract purchase creates an obligation by the purchaser to buy the type of financial instrument or other asset called for in the contract in a specified month at a stated price. The specific assets bought or sold, respectively, at settlement date may not be determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant (brokerage firm) which is a member of the relevant contract market. Examples of futures contracts that the fund may use include, without limitation, U.S. Treasury futures, index futures, corporate or municipal bond futures, U.S. Government agency futures, interest rate futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

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The value of a futures contract tends to increase and decrease in tandem with the value of its underlying asset. Therefore, purchasing futures contracts will tend to increase the fund’s exposure to positive and negative price fluctuations in the underlying asset, much as if it had purchased the underlying asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying asset. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying asset had been sold.

When the fund enters into a futures contract, the fund is required to deliver to the futures broker an amount of liquid assets known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit in that it is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Initial margin requirements are established by the exchanges on which futures contracts trade and by the fund’s broker and may, from time to time, change. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the value of the futures contract fluctuates, a process known as “marking to the market.” For example, if the fund purchases a futures contract on an underlying security and the price of that security rises, the value of the futures contract will increase and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, if the price of the underlying security declines, the value of the futures contract will decrease and the fund will be required to make a variation margin payment to the broker based on that decrease in value. Upon the closing of a futures contract, the fund will receive or be required to pay additional cash based on a final determinations of variation margin.

Although futures contracts by their terms may call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Many futures contracts, such as index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. The fund may close some or all of its futures positions at any time prior to their expiration. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same settlement date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s theoretical loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

With respect to each Putnam Fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps. In the event that Putnam Management believes that a fund’s investments in commodity interests exceed the

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thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return, and the commodity pool operators (“CPOs”) of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks that comprise the index, and the value of the index fluctuates with changes in the market values of those common stocks. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract gives the holder the right, in return for the premium paid to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). After selling a put or call option on a futures contract, the fund will be required to deposit initial margin and variation margin as described above for futures contracts.

When a call option on a futures contract is exercised, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. When a put option on a futures contract is exercised, the holder acquires a short position in the futures contract and the writer is assigned the opposite long position. When an option is exercised, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. The holder or writer of an option on a futures contract may

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terminate its position by selling or purchasing an offsetting option on the same financial instrument (subject to the availability of a liquid market).

The fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying assets or purchasing and writing the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. As an alternative to purchasing or writing call and put options on index futures, the fund may purchase and write call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not (or would result in a smaller loss), such as when there is no movement in the prices of the hedged investments.

The writing of an option on a futures contract involves risks similar to those relating to the purchase or sale of futures contracts (which are described below). In addition, by writing a call option, the fund becomes obligated to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Similarly, by writing a put option, the fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The writing of an option on a futures contract generates a premium, which may partially offset an increase (in the case of a written call option) or decrease (in the case of a written put option) in the value of the underlying futures contract. However, the loss incurred by the fund in writing options on futures contracts is potentially unlimited and may exceed the amount of the premium received. The fund will also incur transaction costs in connection with the writing of options on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts and options on futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets (or markets for other assets), including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the futures contracts are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures contracts and experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.

The use of futures and options strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures contracts and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts used by the fund and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market

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are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position. In addition, in the case of hedging transactions, an incorrect correlation could result in a loss on both the hedged securities in the fund and the hedging transactions, so that the portfolio return might have been greater had hedging not been attempted.

The risk of a position in a futures contract may be very large compared to the relatively low level of margin a fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the fund relative to the size of a required margin deposit. In addition, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The fund will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In the event of an insolvency of the futures commission merchant, the fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, result in the institution by exchanges of special procedures that may interfere with the timely execution of customer orders, for example, by rendering certain market clearing facilities inadequate. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses and the limit may work to prevent the liquidation of unfavorable positions. Futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the fund. The fund’s futures broker may also limit the fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the fund’s performance and its ability to achieve its investment objective.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation

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as a result of trades on that exchange would continue to be settled or exercisable in accordance with their terms. If the fund were unable to liquidate a futures contract or an option on a futures contract due to the absence of a liquid market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the futures contract or option.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities and combine the elements of futures contracts or options with those of debt, preferred equity, commodity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument.

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Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If the fund attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor, and the value of the hybrid instrument may decline substantially if the issuer’s creditworthiness deteriorates. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by any governmental regulatory authority, including the regulators typically associated with the derivatives and securities markets such as the CFTC and the SEC.

Illiquid Investments

Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation or deflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. Two structures are common. While the U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond, many other issuers adjust the coupon accruals for inflation-related changes.

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U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. U.S. TIPS currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of U.S. TIPS is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related securities which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal amount.

In addition, inflation-indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates). The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure, which could result in losses to the fund. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Although inflation-indexed bonds securities may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In general, the value of inflation-protected securities is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in an IPO frequently are very volatile in price (and may, therefore, involve greater risk) due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited availability of information about the issuer. Because of the price volatility of IPO securities, the fund

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may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

There can be no assurance that investments in IPOs will be available to the funds or improve a fund’s performance. At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, to the extent that the number of Putnam Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into an Amended and Restated Master Interfund Lending Agreement by and among each Putnam Fund and Putnam Management (the “Interfund Lending Agreement”) under which a Putnam Fund may lend or borrow money (Putnam money market funds may lend, but not borrow) for temporary purposes directly to or from another Putnam Fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order dated April 10, 2002 (the “Putnam Exemptive Order”) granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral, if any). Such a call would be deemed made if a lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam Fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If (i) the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets,(ii) the fund’s total outstanding borrowings exceed 10% of its total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the fund has outstanding secured Interfund Loans, the fund may borrow through the Interfund Lending Agreement on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam Fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending fund could take possession of collateral that it is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the lending fund. Because Putnam Management provides investment management services to both the lending fund and the borrowing fund, Putnam Management may have a potential conflict of interest in determining whether an Interfund Loan is appropriate for the lending fund and the borrowing fund. The funds and Putnam Management have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.

Inverse Floaters

Inverse floating rate debt securities (or “inverse floaters”) are debt securities structured with variable interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. As a result, inverse floaters may be more volatile and more sensitive to interest rate changes than other types of debt securities with comparable maturities. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Certain inverse floaters may be illiquid.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the Internal Revenue System or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the fund to trade in securities or otherwise execute its investment strategy could have a material adverse impact on the fund’s performance.

The regulatory environment for funds is evolving, and changes in regulation may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and derivatives (including futures) markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such

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transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) that requires each fund (other than Putnam money market funds) to establish a liquidity risk management program. The funds have implemented a liquidity risk management program, and the fund’s Board of Trustees has appointed Putnam Management to administer the program. Under the liquidity risk management program, the liquidity risk of each fund is assessed, managed, and periodically reviewed and each portfolio investment held by each fund is classified as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the fund’s liquidity risk management program. The impact the Liquidity Rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (“EU”), the United Kingdom (“UK”), and some other countries have implemented and are in the process of implementing similar requirements that affect the fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. For example, the U.S. government, the EU, the UK and certain other jurisdictions have adopted mandatory minimum variation (and in some cases initial) margin requirements for bilateral derivatives. Such requirements could increase the amount of margin the fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

In addition, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), regulating the use by registered investment companies of derivatives and many related instruments (e.g. reverse repurchase agreements). The Derivatives Rule requires, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Funds that use derivative instruments in a limited amount are not subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, the funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions.

Regulatory changes also may affect counterparty risk. For example, new regulatory requirements may limit the ability of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

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The CFTC and domestic exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Putnam Management and its affiliates or by any sub-adviser and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund. Position limits may adversely affect the fund’s ability to hold positions in certain futures contracts and related options and swaps. A violation of position limits could also lead to regulatory action materially adverse to the fund’s investment strategy.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions on short sales, they could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the fund to execute certain investment strategies and may have a material adverse effect on the fund’s ability to generate returns.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each fund’s investment strategies and operations.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the fund may invest, which costs could be passed along to the fund as an investor in such transactions.

Some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than five percent of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance

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undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to the fund directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the fund has invested or is seeking to invest, could be indirectly borne by the fund and the other investors in the securitization.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Because these requirements are relatively new and evolving, their ultimate impact on the fund and the financial system is not yet known. While the rules and regulations like those imposing requirements for margin and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, as noted, the requirements can expose the fund to new kinds of costs and risks.

London Interbank Offered Rate (LIBOR)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”) and may hold fixed-income securities that are downgraded to a lower rating after the time of purchase by the fund. Compared to higher-rated fixed-income securities, lower-rated securities generally offer the potential for higher investment returns but subject holders to greater credit, market and liquidity risk, including the possibility of default or bankruptcy. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values the fund had placed on such securities. The market price of lower-rated securities also generally responds to

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short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated securities to meet its ongoing debt obligations. In addition, the market may be less liquid for lower-rated securities than for higher-rated securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent than higher-rated securities by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities, whether or not justified by fundamental factors. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security, changes in the ability of an issuer to make payments of interest and principal or regulation that limits the ability of certain categories of financial institutions to invest in lower-rated securities may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Lower-rated securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Issuers of lower-rated fixed-income securities may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Issuers of lower-rated securities are also often highly leveraged, and their relatively high debt-to-equity ratios increase the risk that their operations may not generate sufficient cash flow to service their debt obligations, especially during an economic downturn or during sustained periods of rising interest rates. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by issuers of lower-rated securities is significantly greater than for issuers of higher-rated securities because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may

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also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in lower-rated securities, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in higher-rated securities

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war), and factors related to a specific issuer, geography, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes may cause fluctuations in markets and securities prices. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the U.S. Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the fund are difficult to predict. For example, Russia’s military invasion of Ukraine in

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February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia and Russian individuals. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the ruble, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, the extent and duration of the military action associated with Russia’s invasion of Ukraine, resulting sanctions and resulting future market disruptions, including declines in Russian stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any disruptions caused by such military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. These and any related events could have a significant impact on fund performance and the value of an investment in the fund.

Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets, and may result in significant market volatility, exchange trading suspensions or closures, or a substantial economic downturn or recession. Those events, as well as other changes in foreign and domestic economic and political conditions, also could disrupt the operations of the fund or its service providers or adversely affect individual issuers or related groups of issuers, interest rates, credit ratings, default rates, inflation, supply chains, consumer demand, investor sentiment, and other factors affecting the value or liquidity of the fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; higher levels of unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. These impacts have negatively affected, and may continue to negatively affect, the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic also has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policies changes, may affect the value, volatility, and liquidity of some securities and other assets. Health crises caused by the COVID-19 pandemic may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The foregoing could impair the fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the fund’s service providers, adversely affect the value and liquidity of the fund’s investments, and negatively impact the fund’s performance and your investment in the fund. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and

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effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a fund’s investments.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets, contribute to overall market volatility and adversely affect the values of the fund’s investments.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on global currency and financial markets, and on the values of the fund’s investments. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. To the extent the fund has focused its investments in a particular country, region or market, adverse geopolitical and other events impacting that country, region or market could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

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MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is usually sold on a discounted basis rather than as an interest-bearing instrument. Unlike some other debt obligations, commercial paper is typically unsecured, which increases the credit risk associated with this type of investment. In some cases, commercial paper may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. Commercial paper also may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

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Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Certificates of deposit may include those issued by foreign banks outside the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam Funds may invest in bankers’ acceptances without regard to this requirement.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities and securities that reflect an interest in reverse mortgages, represent a participation in, or are secured by, mortgage loans or otherwise are secured by real estate related collateral. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may not be guaranteed or insured by the U.S. government, such as those issued by Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities typically pass through to the holders of the mortgage-backed securities or serve as the source for payments on the mortgage-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property and receivables from credit card agreements. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (and may or may not be guaranteed or insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers.

Mortgage-backed securities may have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a

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partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment or refinancing of the underlying mortgage loans or the foreclosure of collateral securing the underlying mortgage loans. If property owners make unscheduled prepayments on their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as those mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

The fund may invest in mortgage-backed securities that represent pools of mortgage loans with variable rates of interest (such loans, “ARMs”). Adjustable-rate mortgage-backed securities, like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities are collateralized by or represent interests in ARMs. Interest rates for ARMs are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of ARMs these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. The market value of an adjustable-rate mortgage-backed security may be adversely affected if interest rates increase faster than the rates of interest payable on the ARMs underlying the security. Also, some ARMs are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the ARM. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The fund may also invest in mortgage-backed securities that represent pools of “hybrid” ARMs, underlying mortgages that combine fixed-rate and adjustable rate features. A hybrid ARM is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. During the initial interest period, hybrid ARMs behave more like fixed-rate mortgage loans. All hybrid ARMs have a reset date, the date on which a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding a security backed by that hybrid ARM does not benefit from further increases in interest rates.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods

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of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause greater losses on securities purchased at a premium than securities that are not purchased at a premium. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk, depending on whether they are issued, or are guaranteed or insured, by agencies or instrumentalities of the U.S. government or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed and asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed and asset-backed securities., There can be no assurance that in the future the market for mortgage-backed and asset-backed securities will continue to improve and become more liquid.

Mortgage-related securities include, among other things, securities that reflect an interest in a pool of reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. A homeowner must be age 62 or older to qualify for a reverse mortgage but is not necessarily required to have any minimum income. Generally, the homeowner is not required to pay interest or repay principal on the loan until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages (known as home equity conversion mortgages), which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage or by a combination of types of reverse mortgages. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for these loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may also be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. As a result, investors (which may include the fund) in notes issued by reverse mortgage trusts (“RMTs”) may be deprived of payments to which they are entitled. This could result in losses to the fund. Investors, including the fund, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the fund incurring costs and expenses associated with such actions.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities (such as Freddie Mac, Fannie Mae, or Ginnie Mae), these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. CMOs may also be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

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CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (interest only or “IOs”), while the other class will receive all of the principal (principal only or “POs”). The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the stripped mortgage-backed security’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Generally, the market value of POs is unusually volatile in response to changes in interest rates. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

The value of asset-backed securities may be substantially dependent on the servicing of the underlying assets, and asset-backed securities are therefore subject to risks associated with negligence by, or defalcation of, the servicers of those assets. These risks may be heightened in the case of an asset-backed security collateralized by the fees earned by the servicer, as the servicer may have a reduced financial incentive to provide appropriate servicing. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make

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principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

Consistent with the fund’s investment objective and policies, the fund may invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Options on Securities

Writing covered options. The fund may write (i.e., sell) covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price, regardless of the security’s market price; put options written by the fund give the purchaser the right to sell the underlying securities to the fund at a stated exercise price, regardless of the security’s market price.

The fund will receive a premium from writing a put or call option, which increases the fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

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Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. If such a price decline occurs, the put option will permit the fund to sell the security at the higher exercise price or to close out the option at a profit. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. If such a price increase occurs, a call option will permit the fund to purchase the securities at the exercise price or to close out the option at a profit. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations. Although the fund may be able to offset to some extent any adverse effects of being unable to terminate an option position, the fund may experience losses in some cases as a result of such inability.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses

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only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

The fund may use both European-style options, which are only exercisable at a specific expiration time on the expiration date, and American-style options, which are exercisable at any time prior to the expiration date. Since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC” options). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options. OTC options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and other countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid.

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In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Under ordinary circumstances, preferred stock does not carry voting rights. As with all equity securities, the value of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. The value of preferred stocks is particularly sensitive to changes in interest rates and is more sensitive to changes in an issuer’s creditworthiness than is the value of debt securities. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions, which can limit the benefit to investors of a decline in interest rates. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Additionally, if the issuer of preferred stock experiences economic or financial difficulties, its preferred stock may lose value due to the reduced likelihood that its board of directors will declare a dividend. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued on debt or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value may be dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current market price of the underlying security. Because of the conversion feature, the market value of a convertible security will normally fluctuate in some proportion to

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changes in the market value of the underlying security, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions.

A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. There can be no assurance that a liquid market will exist for any such security at any particular time, and a security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. In addition, market quotations for these securities are less readily available. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the fund’s net asset value. As a result, the judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities, and the fair value prices determined for the fund could differ from those of other market participants.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Disposing of these securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The

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fund may have to bear the extra expense of registering these securities for resale and the risk of substantial delay in effecting the registration. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the fund’s own expenses.

Investing in REITs may involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (“hybrid REITs”). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by

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defaults on such mortgage loans or leases. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency, borrower default or self-liquidation. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. Issuers of redeemable securities are generally more likely to exercise a “call” option in periods when interest rates are below the rate at which the original security was issued. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Repurchase Agreements

Each fund may invest in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is generally considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the

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repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable or unwilling to close out the repurchase agreement in accordance with its terms or the parties disagree as to the meaning or application of those terms. In such an event, the fund may be subject to expenses, delays, and risk of loss, including: (i) possible declines in the value of the underlying security while the fund seeks to enforce its rights under the agreement; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. The fund is also subject to the risk that the repurchase agreement instrument may not perform as expected.

Pursuant to no-action relief granted by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets to another party subject to an agreement by the fund to repurchase the same assets from that party at an agreed upon price and date. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on the assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the assets. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged.

When entering into a reverse repurchase agreement, the fund bears the risk of delay and costs involved in recovery of securities if the initial purchaser of the securities fails to return the securities upon repurchase or fails financially. These delays and costs could be greater with respect to foreign securities. Although securities repurchase transactions are generally marked to market daily, the fund also faces the risk that securities subject to a reverse repurchase transaction will decline quickly in value, and the fund will remain obligated to repurchase those securities at a higher price, potentially resulting in a loss. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the

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securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. Passive ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries, though unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs also are subject to the risk that the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts or interruptions due to policies of the relevant exchange, unusual market conditions or other reasons. There can be no assurance that shares of a closed-end investment company or ETF will continue to be listed on an active exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

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The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities and/or currencies either as a hedge against potential declines in value of a portfolio security or currency or to realize appreciation when a security or currency that the fund does not own declines in value. Short sales are transactions in which the fund sells a security or currency it does not own to a third party by borrowing the security or currency in anticipation of purchasing the same security or currency at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security or currency declines between the date of the short sale and the date on which the fund replaces the borrowed security or currency; and the fund will incur a loss if the price of the security or currency increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security or currency sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security or currency sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security or currency sold short and to changes in the value of securities or currencies purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If a request for return of borrowed securities occurs at a time when other short sellers of the securities are receiving similar requests, a “short squeeze” can occur, and the fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the security lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional

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amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-Term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured

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securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing directly in such market. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “-Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the fund.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations to the counterparty. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an

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event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap are generally required to post collateral to each other. If the fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may purchase and write (sell) put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “-Options on Securities.”

Many over-the-counter derivatives (including many swaps) are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the fund’s NAV.

Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, a territory or possession of the United States, the District of Columbia, Puerto Rico, Guam and their political subdivisions (for example, counties, cities, towns, villages, districts and authorities), agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include to refund of outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities in anticipation of the receipt of revenue or the issuance of other obligations.

Tax-exempt Securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable

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only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Tax-exempt Securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, payment-in-kind and step-coupon securities and may be privately placed or publicly offered.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects of privately-owned entities, such as privately - operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “-Zero-coupon and Payment-in-kind Bonds,” “-Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

Even though Tax-exempt Securities are interest-bearing investments that promise a stable flow of income, their prices are generally inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Tax-exempt Securities with longer remaining maturities typically fluctuate more than those of similarly rated Tax-exempt Securities with shorter remaining maturities. The values of Tax-exempt Securities also may be affected by changes in their actual or perceived credit quality. The credit quality of Tax-exempt Securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers. In addition, Tax-exempt Securities may be harder to value than securities issued by corporations that are publicly traded.

The secondary market for some Tax-exempt Securities issued within a state (including issues that are privately placed with the fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the Tax-exempt Securities in which the fund may

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invest. The market for Tax-exempt Securities rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Tax-exempt Securities Issued by the Commonwealth of Puerto Rico. Tax-exempt Securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has recently experienced (and may in the future experience) significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the fund’s investments in Puerto Rico Tax-Exempt Securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the fund’s investments in Puerto Rico Tax-exempt Securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed. Proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of a Fund’s investments in Puerto Rico municipal securities.

These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the fund nonetheless still subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Tender option bonds. The fund may invest in tender option bonds (“TOBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a TOB. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the TOB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of TOBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. TOBs are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying bond. Generally,

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coupon income on TOBs will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of periodic payments by tobacco companies made under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share in settlement of certain smoking-related litigation. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, the spread of local ordinances restricting smoking in public places, and increases in the use of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products, and smokeless tobacco).

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

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Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment is a right acquired by the fund to sell up to the principal amount of such Tax-exempt Securities back to the seller or a third party (typically an institution such as a bank or broker-dealer) at an agreed-upon price or yield within specified periods prior to their maturity dates. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments when determining the fund’s net asset value. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-exempt Securities of the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “-Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire

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equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. Although lease obligations do not constitute general obligations of the municipality, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult. If a municipality does not fulfill its payment obligation, it may be difficult to sell the lease obligation and the proceeds of a sale may not cover the fund’s loss.

In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds. Moreover, such leases may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the fund’s original investment.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal bonds in the same manner.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. However, a fund may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. In implementing temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other

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securities Putnam Management considers consistent with such defensive strategies. When the fund takes temporary defensive positions, the fund may miss out on investment opportunities, and the fund may not achieve its investment objective. In addition, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Warrants

The fund may invest in or acquire warrants, which are instruments that give the fund the right (but not the obligation) to purchase certain securities from an issuer at a specific price (the “strike price”) until a stated expiration date. The purchase of warrants involves the risk that the effective price paid for the warrant added to the strike price of the underlying security may exceed the value of the security’s market price, such as when there is no movement in the level of the underlying security. Also, the strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve

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greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code. The market for zero-coupon and payment-in-kind bonds may be limited, making it difficult for the fund to value them or dispose of its holdings quickly at an acceptable price.

INVESTMENT STRATEGIES APPLICABLE TO UNDERLYING FUNDS

The following discussion applies only to the underlying funds in which the Putnam Sustainable Retirement Funds invest.

Listing and Trading

Shares of each underlying fund have been approved for listing and trading on an exchange. Each underlying fund’s shares trade on an exchange at prices that may differ to some degree from their NAV. The listing exchange may remove an underlying fund’s shares from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the underlying fund, there are fewer than 50 beneficial owners of the underlying fund’s shares; (ii) the listing exchange becomes aware that the underlying fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act or in the case of Putnam Sustainable Leaders ETF and Putnam Sustainable Future ETF (the “Semi-Transparent ETFs), either the Tracking Basket (as defined below) or the holdings of the portfolio are not made available to all market participants at the same time; (iii) the underlying fund no longer complies with certain listing exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the listing exchange, makes further dealings on the exchange inadvisable. In the case of the Semi-Transparent ETFs, the listing exchange may also remove an underlying fund’s shares from listing if (i) a fund has failed to file any filings required by the SEC or listing exchange is aware that an underlying fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the underlying fund; (ii) certain ongoing listing requirements are not continuously maintained; (iii) any of the representations made by a fund in connection with its listing order are not continuously met.

The “Tracking Basket,” which each Semi-Transparent ETF publishes each business day on its website, is designed to closely track the daily performance of the Semi-Transparent ETF but is not the Semi-Transparent ETF’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the Semi- Transparent ETF’s investments are selected (“Strategy Components”); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Semi-Transparent ETF invests; and (3) cash and cash equivalents.

The listing exchange will remove an underlying fund’s shares from listing and trading upon termination of the trust. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the underlying fund’s shares will continue to be met. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that such a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the underlying fund’s shares will be adversely affected if trading markets for the underlying fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Each Semi-Transparent ETF, unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of each Semi-Transparent ETF trade in the secondary market. Given the differences between each Semi-Transparent ETF and ETFs that disclose their complete holdings daily, there is a risk that

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market prices of each Semi-Transparent ETF may vary significantly from NAV, and that each Semi-Transparent ETF’s shares may trade at a wider bid/ask spread – and therefore cost investors more to trade – than shares of other ETFs. These risks are heightened during periods of market disruption or volatility. In addition, although each Semi-Transparent ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify each Semi-Transparent ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Semi-Transparent ETF and its shareholders, such as front running each Semi-Transparent ETF’s trades of portfolio securities.

Commodity Pools, Currency Trusts, and Metal Trusts

Exchange-traded commodity pools may invest heavily in futures, commodities, and other derivatives. These exchange-traded commodity pools may use financial leverage, which may cause greater gains and losses. The underlying funds are exposed to risks related to market, leverage, imperfect correlations with underlying investments or the portfolio holdings, price volatility, counterparty risk, liquidity, valuation, and regulatory risks. Exchange-traded currency trusts are exposed to fluctuations in foreign exchange rate risks; global and regional political, regulatory, economic situations; inflation risk; and volatile interest rates.

Exchange-traded metal trusts may invest and hold some or all assets in metals, such as gold and silver. The investments may include physical assets of the trust or investments in the form of derivatives, such as forwards and futures. The trusts may also invest in industries associated with metal production, such as mine production. The investments are subject to a number of risks. The underlying value of the metals; international, economic, monetary and political factors, many of which are unpredictable; and changing tax-royalty, land and mineral rights ownership and leasing regulations in metal producing countries.

Investing in exchange-traded commodity pools and exchange-traded metal trusts may indirectly expose the fund to risks similar to those described in “Commodities and Commodity-Related Investments,” “Derivatives,” “Futures Contracts and Related Options,” and “Swap Agreements” herein.

Business development companies (“BDCs”)

BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Code. The underlying funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest. Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is

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only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable

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year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam Funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period

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beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions

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that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, certain corporations are no longer subject to the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

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As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in

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terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments

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in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a

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qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

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Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

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Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its

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distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

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Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do

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so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

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If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee

Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	105	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	105	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	105	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	105	Director of Yale-NUS College; and Trustee of Yale University.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Kenneth R. Leibler (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	105	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.
January 31, 2024	II-98

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
*Jennifer Williams Murphy (Born 1964), Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	105	Previously, a Director of Western Asset Mortgage Capital Corporation.
January 31, 2024	II-99

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	105	Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.
George Putnam III (Born 1951), Trustee since 1984	Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	105

Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	105	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	105	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

Interested Trustees
**Robert L. Reynolds (Born 1952), Trustee since 2008	Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments’ Board of Directors.	105	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

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1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

3 The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds. As of December 31, 2023, there were 89 mutual funds, 4 closed-end funds and 12 exchange-traded funds. Each Trustee listed in the table above serves as Trustee of each fund in the Putnam funds complex.

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

** Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund and his direct beneficial interest in shares of Franklin Resources, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of your fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management, PIL, and PAC.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2022, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, skills and attributes, including diversity of background, experience, and views, that it determines would most benefit the funds in the Putnam funds complex at the time. In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the funds in the Putnam funds complex, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

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The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Independent Trustees

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy --Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai -- Ms. Pillai’s experience as Vice President, Chief Investment Officer, and Treasurer of a global food company, her experience in similar positions at a global engineering company, and her experience in corporate and operational finance roles at a global consumer products company.

George Putnam III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen -- Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as director of public companies.

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Interested Trustee

Mr. Reynolds’s extensive experience as a senior executive of a major mutual fund organization in the United States and his previous role as President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management, PIL, and PAC.

Officers

The other officers of the fund, in addition to Robert L. Reynolds, the fund’s President, are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.

Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam U.S. Holdings I, LLC (“Putnam Holdings”), Putnam Management and Putnam Retail Management (2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Holdings and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).

Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.

Kevin R. Blatchford (Born 1967)	Since 2023	Director, Financial Reporting, Putnam Holdings
Kelley Hunt (Born 1984)	Since 2023	Manager, U.S. Financial Crime Team, Franklin Templeton
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Holdings and Putnam Management.
Alan G. McCormack[5] (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Management.
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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Martin Lemaire[5] (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Investments (2020 – Present). Risk Analyst, Putnam Management (2016 – 2020).

Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1The address of each Officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund and Putnam Money Market Fund.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees

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review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, the performance of each fund’s internal audit function, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence, and the review of Putnam Management’s oversight of the funds’ significant other service providers (unless another committee, or the Board, has this responsibility). The Committee also oversees all dividends and distributions by the funds by making recommendations to the Trustees regarding the amount and timing of dividends and distributions paid by the funds, and determining such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Murphy, Pillai and Sutphen.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund

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provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees Putnam Management’s voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees. The current members are Mses. Baumann (Chair) and Sutphen, Dr. Hill, and Messrs. Leibler and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Ahamed (Chair), Leibler and Putnam and Mses. Baumann and Domotorffy.

Contract Committee. The Contract Committee reviews and evaluates arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide certain material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Putnam (Chair), Ahamed and Leibler and Mses. Baumann and Domotorffy.

Exchange-Traded Fund Committee. The Exchange-Traded Fund Committee is responsible for assisting the Trustees in their oversight of the funds that are ETFs. The Committee reviews matters arising from time to time relating to the ETFs that are not otherwise within the general subject matter purview of another committee, including, but not limited to: (i) service provider relationships that are specific to the ETFs, (ii) business, industry, legal, and regulatory matters that are specific to the ETFs, (iii) proposals relating to new ETFs, and (iii) transactions involving ETFs. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The current members are Messrs. Ahamed (Chair) and Leibler, Dr. Hill, and Mses. Baumann, Domotorffy and Murphy.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam and Ms. Baumann.

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Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. The current members of Investment Oversight Committee A are Mses. Domotorffy (Chair), Murphy and Sutphen, and Messrs. Ahamed, Reynolds, and Singh, and the current members of Investment Oversight Committee B are Mses. Pillai (Chair) and Baumann, Dr. Hill, and Messrs. Leibler and Putnam.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the funds in the Putnam funds complex and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by the fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Mr. Singh (Chair), Dr. Hill, and Mses. Murphy, Pillai, and Sutphen.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and supervises the fund’s portfolio on an ongoing basis. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion.

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Certain employees and officers of Franklin Resources and its subsidiaries who engage in investment advisory services may be appointed to serve as officers and/or authorized persons of Putnam Management and/or PAC and, in that capacity, may provide investment research, investment recommendations and other services to Putnam Management and/or PAC from time to time.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Franklin Resources or its affiliates will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a management contract between the fund and Putnam Management (the “Management Contract”), subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

If so disclosed above in “Charges and Expenses,” Putnam Management is currently providing services with respect to the fund under the Management Contract on an interim basis.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, the Putnam Retirement Advantage Funds, the Putnam Sustainable Retirement Funds, Putnam Ultra Short MAC Series, and Putnam Short Term Investment Fund: As of July 1, 2023, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under

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the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2024 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other funds in the Putnam funds complex, each of which bears an allocated share of the foregoing costs, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company (“State Street”), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund’s assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-

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management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

If so disclosed above in “Charges and Expenses,” PIL is currently providing services with respect to the fund under the sub-management contract on an interim basis.

The Sub-Adviser

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees

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or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

If so disclosed above in “Charges and Expenses,” PAC is currently providing services with respect to the fund under the sub-advisory contract on an interim basis.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions

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made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See “Charges and expenses” in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam

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Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

For those funds sub-advised by PIL and where PIL places trades on behalf of those funds, the rules of the United Kingdom’s Financial Conduct Authority (the “FCA Rules”) apply with respect to the receipt of investment research. Under the FCA Rules, PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e., from its own resources) to acquire external research used by London-based personnel, including fixed income personnel, except with respect to Minor Non-Monetary Benefits.

Minor Non-Monetary Benefits include, among other categories:

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•	Research from independent research providers who are not engaged in execution services and are not part of a financial services group that offers execution or brokerage services;
•	Research on listed and unlisted small and medium-sized enterprises with a market capitalization below £200 million;
•	Research focusing on fixed income, currency, and commodity investment strategies; and
•	Written research that is openly available to other firms or to the general public.

PIL may use soft dollar commissions generated by trades of Putnam Management and other Putnam affiliates other than PIL to obtain research received by employees of PIL that qualify as a Minor Non-Monetary Benefit.

Principal Underwriter

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam Funds. Putnam Retail Management is a wholly owned subsidiary of Franklin Resources. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

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The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at 100 Federal Street, Boston, MA 02110, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

For all funds other than the Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam Retirement Advantage Funds, the fees paid to Putnam Investor Services with respect to class A, class C, class R, class R3, class R4, class R5, class R6 and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to each such class of shares.

For the Putnam Sustainable Retirement Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

As of July 1, 2023, except with respect to Putnam Ultra Short MAC Series, the Putnam Sustainable Retirement Funds and the Putnam Retirement Advantage Funds, Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2024, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

Other than for the Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds, the fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

For all funds other than the Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds, the fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

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The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the Putnam Ultra Short MAC Series, no fee will be paid to Putnam Investor Services for investor-servicing related services.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the

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mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

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The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account that is applicable for funds other than Putnam Ultra Short MAC Series. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

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A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam Funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Each fund (other than Putnam Ultra Short MAC Series) pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

For each fund other than Putnam Ultra Short MAC Series, an investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Investor Services receives a Reinstatement Certificate or equivalent instructions which identify a specific redemption eligible for the reinstatement privilege. Putnam Investor Services may, in its discretion, accept such Certificate or equivalent instructions within 30 days following confirmation of an investment that qualifies for the reinstatement privilege. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight -year period for conversion to class A shares. Reinstatements into class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

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Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 for shares of the same class of a different Putnam fund between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges between accounts in different Putnam funds with identical registrations that are in the same class of shares promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam Funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Ultra Short Duration Income Fund into another Putnam Fund may be subject to an initial sales charge. Class A shares of a Putnam Fund may be exchanged for class N shares of other Putnam Funds, if available. Class N shares of a Putnam Fund may be exchanged for class A shares of other Putnam Funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Except as set forth below, exchanges between share classes of the same Putnam fund are not allowed.

Class A shareholders who are eligible to purchase class I (Putnam Mortgage Opportunities Fund only), class N, class R5, class R6 or class Y shares may exchange their class A shares for class I, class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or

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investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

Class I shareholders of Putnam Mortgage Opportunities Fund who are eligible to purchase class A, class R6 or class Y shares may exchange their class I shares for class A, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R6 shares, are available through the relevant retirement plan, advisory program or platform.

Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R3, class R4, class R5 or class R6 shares may exchange their class R shares for class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, R4 and R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R3 shareholders who are eligible to purchase class R, class R4, class R5 or class R6 shares may exchange their class R3 shares for class R, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R4 shareholders who are eligible to purchase class R, class R3, class R5 or class R6 shares may exchange their class R4 shares for class R, class R3, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class R, class R3, class R4 or class R6 shares may exchange their class R5 shares for class R, class R3, class R4 or class R6 of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class R, class R3, class R4, class R5 or class Y shares may exchange their class R6 shares for class A, class I, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class C, class N, class R3, class R4, class R5 or class R6 shares may exchange their class Y shares for class A, class I, class C, class N, class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, class R4 and class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have

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the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

For each fund other than Putnam Ultra Short MAC Series, shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam Fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam Funds are not available to residents of all states.

Shareholders of other Putnam Funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below, which apply to each fund other than Putnam Ultra Short MAC Series, are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption

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may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam Funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

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REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, Putnam Ultra Short Duration Income Fund, Putnam Ultra Short MAC Series and Putnam Short Duration Bond Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, within a specified period of time. If Putnam Management’s Compliance Department determines that an investor is engaging in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DERIVATIVE ACTIONS

The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing or maintaining any court action, proceeding or claim on behalf of a fund, a shareholder must first make a demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the fund or, alternatively in their sole discretion, may submit the matter to a vote of fund shareholders. Any such determination made by the Trustees in good faith shall be binding on all fund shareholders. The foregoing

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is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust, which is on file with the SEC.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other funds in the Putnam funds complex that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	No later than 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, putnam.com/individual, as disclosed in the following table.

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Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	Last business day of the month after the end of each month. Approximately 15 days after the end of each month.

For Putnam Ultra Short Duration Income Fund and Putnam Ultra Short MAC Series, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	On or after 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Large Cap Value Fund, Putnam Emerging Markets Equity Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam International Value Fund, Putnam Core Equity Fund, Putnam Small Cap Growth Fund, George Putnam Balanced Fund, Putnam Focused International Equity Fund, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, and Putnam Sustainable Leaders Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the end of each calendar quarter.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information (1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the end of each month.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

(1)	Putnam mutual funds that are not currently offered to the general public (such as Putnam Short Term Investment Fund, Putnam Dynamic Asset Allocation Equity Fund, and Putnam Multi-Asset Income Fund) do not post portfolio holdings on the Putnam Investments website, except to the extent required by applicable regulations. The Putnam Retirement Advantage Funds and Putnam Sustainable Retirement Funds invest solely in other funds in the Putnam funds complex. Please see these funds’ prospectuses for their target allocations.
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The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited, FinDox) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, FactSet, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

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In addition, Putnam Management offers model separately managed account portfolios to sponsoring broker-dealers that in turn offer those portfolios to their customers. Putnam Management also provides investment advisory services to retail separately managed account clients through managed account programs sponsored by broker-dealers and other financial intermediaries (together, “SMAs”). The SMA portfolios may follow investment programs that are similar or identical in material respects to those of specific Putnam funds or other client accounts and, as a result, there may be substantial overlap between the securities holdings and transactions of an SMA portfolio and those of any similarly managed funds or accounts. When Putnam Management makes changes to an SMA portfolio, it communicates those changes to sponsoring broker-dealers, and these communications include certain non-public portfolio holdings information and trading instructions. Putnam Management typically provides these changes to sponsoring broker-dealers at the same time that it instructs its trading desk to place trades to effect the same changes for any similarly managed funds or accounts. As a result, it is possible that a broker-dealer offering an SMA portfolio to its clients, or the clients themselves, may be able to infer the portfolio holdings of any Putnam fund or client account that is managed similarly to the SMA portfolio and may use this information for their own benefit, which could negatively impact the fund’s or client account’s ability to execute purchase and sale transactions or the price at which those transactions may be executed. To protect against these risks, Putnam Management’s agreements with broker-dealers sponsoring SMA portfolios contain confidentiality provisions aimed at preventing the misuse of non-public portfolio holdings information. Furthermore, while Putnam Management typically provides sponsoring broker-dealers with trading instructions for SMA portfolios on a real-time basis, Putnam Management only releases full SMA portfolio holdings to current and prospective sponsoring broker-dealers in accordance with the portfolio holdings release schedule used for its funds.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures. Putnam Management has retained an independent proxy voting service to assist in vote analysis, implementation, recordkeeping and reporting services. The proxy voting guidelines summarize Putnam Management’s positions on various issues of concern to investors and provide direction to the proxy voting service as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of Putnam Management personnel and the proxy voting service in the proxy voting process, describe the procedures for referring matters involving investment considerations

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to the investment personnel of Putnam Management, and describe the procedures for handling potential conflicts of interest. Putnam Management’s proxy voting guidelines and procedures are included in this SAI as Appendix A. The Trustees will review the funds’ proxy voting from time to time and will review annually Putnam Management’s proxy voting guidelines and procedures. Information regarding how the funds’ proxies relating to portfolio securities were voted during the 12-month period ended June 30, 2023 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain Putnam Management’s proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

VOTING PROXIES OF UNDERLYING FUNDS OF A FUND OF FUNDS

When a Putnam Fund (a “fund-of-funds”) invests in an underlying fund in the Putnam funds complex (an “underlying fund”), the fund-of-funds will generally vote any proxies of the underlying fund in a manner consistent with the recommendation of the Trustees of the underlying fund. A fund-of-funds does not intend to vote proxies of the underlying fund in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”) or to “pass-through” proxy voting to the fund-of-funds’ shareholders unless otherwise required by applicable law or regulations.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an

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obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

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Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

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D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations, typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

January 27, 2023

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.

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1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

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Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Investment Division and the Sustainability Strategy group. The heads of the Investment Division appoint the members of the Proxy Committee from the Investment Division. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Voting Team. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

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6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

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2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

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Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with representatives of the Investment Division as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including from the Investment Division and Sustainability Strategy group. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division or Sustainability Strategy Group may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
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4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. The Proxy Voting Team will provide the information contained in each Conflict of Interest Disclosure Form to The Office of the Trustees of The Putnam Funds prior to the submission of any related vote.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

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All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

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Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

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The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

►	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

►	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

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►	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

►	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

►	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

►	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

►	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
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•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

►	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

►	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

►	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

►	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

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Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

►	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

►	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

►	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

►	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

►	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

►	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

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Ratification of Auditors

►	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

►	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

►	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

►	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.

►	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.

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►	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

►	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

►	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

►	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

►	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.

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•	Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

►	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

►	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

►	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

►	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

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C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

►	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

►	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

►	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D.	Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

►	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

►	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

►	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).
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►	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

►	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

►	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

►	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

►	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

►	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

►	Additionally, Putnam believes the bundling of items, whether the items are
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related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

►	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

►	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

►	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

►	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

►	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

►	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes
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involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

►	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

►	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

►	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

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Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

►	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting
◦	including time guidelines for shareholder questions
◦	rules around what types of questions are allowed
◦	and rules for how questions and comments will be recognized and disclosed to meeting participants
◦	the manner in which appropriate questions received during the meeting will be addressed by the board
•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and
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•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

Putnam may vote against proposals that do not meet these criteria.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

►	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

►	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

►	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

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►	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

►	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

►	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

►	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

►	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

►	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related
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services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

►	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
►	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

►	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

►	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

►	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)

Putnam will vote on a case-by-case basis on approving such compensation arrangements.

►	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

►	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.
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►	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

►	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

►	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

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III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

►	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

►	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

►	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in
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excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

►	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

►	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

►	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

►	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

►	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.
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►	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

►	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

►	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

►	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

►	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

►	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

►	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

►	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

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Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;
•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)

►	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

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Matters Relating to Board of Directors

Uncontested Board Elections

Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

►	Putnam will vote against the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

►	Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia

►	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent, or

•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

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Brazil

►	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

►  Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

►  Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

►  Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

►	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

►	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

►	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

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Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)

►	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany

►	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
►	Putnam will vote against the Supervisory Board if
◦	the board has not established an audit committee comprising an Independent chair.
◦	the audit committee chair serves as board chair.
◦	the board contains more than two former management board members.
►	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.
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Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

►	Putnam’s guidelines regarding board Nominating Committees will not apply

►	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

►	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

►	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

►	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

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Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

►	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

►	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

►	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors, or

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•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)

►	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

•	REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

►	Putnam will generally vote for the election of Executive Director
►	Putnam will generally vote for the election of Supervisory Directors

Commentary:

Definition of outside director and independent director:

•	The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other
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requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

►	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

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Malaysia

►	Putnam will vote against the entire board of directors if:
•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets – Finland, Norway, Sweden

►	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)
•	An executive director is a member of the board. (Norway)

Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•	The audit committee is not majority independent. (Norway)

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
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•	The remuneration committee is not majority independent of the company. (Finland)
•	The remuneration committee does not consist fully of non-executive directors. (Finland)
•	The remuneration committee is not fully independent of management (Norway)
•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•	An executive is a member of the nomination committee. (Finland)

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)
•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•	The external committee does not meet best practice based on Glass Lewis analysis. (Finland)
•	The external committee is not majority independent of the board and management. (Norway)
•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•	There is insufficient disclosure provided for new nominees (Norway)
•	An executive is a member of the committee. (Norway)

Russia

►	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore

►	Putnam will vote against from the entire board of directors if
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•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

►	Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may
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•	be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

All other jurisdictions

►	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
◦	Putnam will vote against the entire board of directors if
►	fewer than a majority of the directors are independent directors, or
►	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Additional Commentary regarding all Non-US jurisdictions:

Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

►	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
►	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
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►	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
►	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
►	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

►	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

►	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

►	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

►	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

►	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.
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►	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

►	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

►	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

►	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

►	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

►	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

►	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been
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designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

►	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

►	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

►	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

►	Putnam will vote against proposals that authorize the board to vary the AGM record date.

►	Putnam will vote for proposals to abolish the retirement bonus system

►	Putnam will vote for board-approved director/officer indemnification proposals

►	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

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►	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

►	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

►	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

►	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

►	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

►	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

January 31, 2024	II-179

►	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

►	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.

►	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

►	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

►	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

January 31, 2024	II-180

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

Taiwan

►	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

►	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

►	Putnam will vote for proposals renewing partial takeover provisions.

►	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

►	Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

January 31, 2024	II-181

Exhibit B to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:____________________________________________

2.	Date of Meeting: ___________________________________________

3.	Referral Item(s): ____________________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________
a.	_____________________________________________________________

5.	Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

__ _________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

January 31, 2024	II-182

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name: _______________________

2.	Date of Meeting: _______________________

3.	Referral Item(s): ___________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: None___________________________

5.	Describe procedures used to address any conflict of interest: N/A_________

6.	Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

None________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name:

Proxy Voting Team

January 31, 2024	II-183

Appendix B

January 31, 2024	II-184

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/23

COMMON STOCKS (78.6%)*	Shares	Value
Advertising and marketing services (—%)
Trade Desk, Inc. (The) Class A †	7,630	$596,285
		596,285
Automotive (1.8%)
Bayerische Motoren Werke AG (Germany)	11,716	1,193,385
Blue Bird Corp. †	4,415	94,260
BYD Co., Ltd. Class H (China)	47,500	1,462,116
Dana, Inc.	6,884	100,988
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	17,198	1,617,501
Ford Motor Co.	54,647	678,716
General Motors Co.	228,247	7,525,303
Kia Corp. (South Korea)	17,698	1,062,241
PROG Holdings, Inc. †	3,134	104,080
Stellantis NV (Italy)	140,526	2,693,934
Tesla, Inc. †	62,781	15,709,062
Toyota Motor Corp. (Japan)	11,500	206,647
Triton International, Ltd. (Bermuda)	8,089	665,482
TuSimple Holdings, Inc. Class A †	74,787	116,668
United Rentals, Inc.	10,918	4,853,815
Visteon Corp. †	4,057	560,150
Volkswagen AG (Preference) (Germany)	16,144	1,858,760
		40,503,108
Banking (4.5%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	406,441	1,245,668
AIB Group PLC (Ireland)	145,287	654,252
Alinma Bank (Saudi Arabia)	140,031	1,246,096
Amalgamated Financial Corp.	5,225	89,975
ASR Nederland NV (Netherlands)	13,368	502,016
Associated Banc-Corp.	5,751	98,400
Axos Financial, Inc. †	13,590	514,517
Banco Bilbao Vizcaya Argentaria SA (Spain)	343,059	2,793,371
Banco do Brasil SA (Brazil)	69,200	649,522
Banco Latinoamericano de Comercio Exterior SA (Panama)	4,078	86,454
Bank Central Asia Tbk PT (Indonesia)	1,637,800	934,396
Bank Hapoalim MB (Israel)	35,287	313,755
Bank Leumi Le-Israel BM (Israel)	170,659	1,411,086
Bank Mandiri Persero Tbk PT (Indonesia)	3,471,000	1,353,159
Bank of America Corp.	245,969	6,734,631
Bank of Ireland Group PLC (Ireland)	350,200	3,438,828
Bank of New York Mellon Corp. (The)	68,757	2,932,486
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	5,113	138,460
Banner Corp.	9,414	398,965
Cathay General Bancorp	12,383	430,433
Central Pacific Financial Corp.	6,344	105,818
Citigroup, Inc.	315,376	12,971,415
ConnectOne Bancorp, Inc.	6,668	118,890
Customers Bancorp, Inc. †	10,664	367,375
DBS Group Holdings, Ltd. (Singapore)	95,700	2,349,865
DNB Bank ASA (Norway)	105,988	2,134,744

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Banking cont.
East West Bancorp, Inc.	13,229	$697,301
Eastern Bankshares, Inc.	7,944	99,618
Enterprise Financial Services Corp.	7,082	265,575
Erste Group Bank AG (Czech Republic)	22,991	794,228
Fifth Third Bancorp	27,104	686,544
First BanCorp/Puerto Rico (Puerto Rico)	41,619	560,192
First Financial Corp./IN	2,481	83,883
Fulton Financial Corp.	3,780	45,776
Grupo Financiero Banorte SAB de CV Class O (Mexico)	269,762	2,261,032
Hancock Whitney Corp.	11,963	442,511
Hanmi Financial Corp.	8,670	140,714
Heartland Financial USA, Inc.	7,931	233,409
Heritage Commerce Corp.	11,444	96,931
Hilltop Holdings, Inc.	3,793	107,569
Hope Bancorp, Inc.	25,433	225,082
ICICI Bank, Ltd. (India)	377,656	4,318,997
Independent Bank Corp./MI	4,572	83,850
International Bancshares Corp.	2,649	114,808
Israel Discount Bank, Ltd. Class A (Israel)	126,112	680,756
JPMorgan Chase & Co.	97,063	14,076,076
Lloyds Banking Group PLC (United Kingdom)	4,281,321	2,305,344
Mitsubishi UFJ Financial Group, Inc. (Japan)	451,200	3,827,051
Mizrahi Tefahot Bank, Ltd. (Israel)	20,462	740,706
National Australia Bank, Ltd. (Australia)	100,973	1,884,960
National Bank Holdings Corp. Class A	3,186	94,815
Nordea Bank ABP (Finland)	224,845	2,470,783
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	97,134	704,222
OceanFirst Financial Corp.	6,299	91,147
OFG Bancorp (Puerto Rico)	9,408	280,923
Pathward Financial, Inc.	8,071	371,992
Peapack-Gladstone Financial Corp.	3,151	80,823
PNC Financial Services Group, Inc. (The)	33,859	4,156,869
Preferred Bank/Los Angeles CA	3,824	238,044
Premier Financial Corp.	5,303	90,469
QCR Holdings, Inc.	2,204	106,938
S&T Bancorp, Inc.	3,447	93,345
SouthState Corp.	699	47,085
State Street Corp.	21,365	1,430,600
TrustCo Bank Corp. NY	3,282	89,566
UBS Group AG (Switzerland)	136,951	3,385,122
UMB Financial Corp.	1,548	96,053
Wells Fargo & Co.	120,126	4,908,348
WesBanco, Inc.	5,151	125,787
Westamerica Bancorp	7,298	315,639
		97,966,060
Basic materials (3.8%)
AdvanSix, Inc.	7,449	231,515
American Vanguard Corp.	7,335	80,172
American Woodmark Corp. †	4,507	340,774

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (78.6%)* cont.	Shares	Value
Basic materials cont.
Andersons, Inc. (The)	6,187	$318,692
Anglo American PLC (London Exchange) (United Kingdom)	51,981	1,439,163
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	23,285	644,051
APL Apollo Tubes, Ltd. (India)	38,336	748,737
AptarGroup, Inc.	5,079	635,078
ArcelorMittal SA (France)	81,557	2,039,731
Archer-Daniels-Midland Co.	9,277	699,671
Arcosa, Inc.	1,640	117,916
Arkema SA (France)	6,485	639,470
Atkore, Inc. †	4,756	709,548
Avient Corp.	2,469	87,205
BHP Group, Ltd. (ASE Exchange) (Australia)	137,540	3,900,024
BHP Group, Ltd. (London Exchange) (Australia)	9,859	279,328
BlueScope Steel, Ltd. (Australia)	81,857	1,022,283
Boise Cascade Co.	6,106	629,162
Builders FirstSource, Inc. †	43,247	5,383,819
CF Industries Holdings, Inc.	8,715	747,224
Cie de Saint-Gobain SA (France)	38,874	2,328,884
Clearwater Paper Corp. †	2,982	108,098
Commercial Metals Co.	2,000	98,820
Constellium SE (France) †	32,760	596,232
Corteva, Inc.	83,244	4,258,763
CRH PLC (London Exchange) (Ireland)	81,048	4,470,214
CRH PLC (Ireland)	62,308	3,410,117
Dole PLC (Ireland)	8,372	96,948
Dow, Inc.	12,727	656,204
DuPont de Nemours, Inc.	46,727	3,485,367
Eastman Chemical Co.	25,267	1,938,484
Eiffage SA (France)	10,919	1,037,185
Element Solutions, Inc.	33,639	659,661
Fortune Brands Innovations, Inc.	10,594	658,523
Freeport-McMoRan, Inc. (Indonesia)	155,677	5,805,195
Frontdoor, Inc. †	14,422	441,169
Glencore PLC (United Kingdom)	281,030	1,607,156
Hansol Chemical Co., Ltd. (South Korea)	4,268	530,414
Holcim AG (Switzerland)	17,745	1,136,133
Huntsman Corp.	27,151	662,484
Innospec, Inc.	3,204	327,449
LightWave Logic, Inc. †	36,103	161,380
Limbach Holdings, Inc. †	3,788	120,193
Linde PLC	7,887	2,936,725
Martin Marietta Materials, Inc.	6,081	2,496,129
Minerals Technologies, Inc.	1,639	89,752
Misumi Group, Inc. (Japan)	8,000	124,904
Mueller Industries, Inc.	6,838	513,944
Nucor Corp.	4,396	687,315
Olin Corp.	13,414	670,432
Orion Engineered Carbons SA (Luxembourg)	6,263	133,277
PotlatchDeltic Corp. R	3,861	175,251

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Basic materials cont.
PPG Industries, Inc.	29,663	$3,850,257
Reliance Steel & Aluminum Co.	2,624	688,092
Rio Tinto PLC (United Kingdom)	18,530	1,164,001
Sherwin-Williams Co. (The)	13,995	3,569,425
Shin-Etsu Chemical Co., Ltd. (Japan)	85,800	2,490,293
Simpson Manufacturing Co., Inc.	1,965	294,377
South32, Ltd. (Australia)	186,631	408,308
Standex International Corp.	758	110,433
Steel Dynamics, Inc.	6,702	718,588
Sterling Construction Co., Inc. †	7,338	539,196
Taiyo Nippon Sanso Corp. (Japan)	36,000	853,221
Tenaris SA (Italy)	45,501	718,963
TopBuild Corp. †	2,613	657,431
Tronox Holdings PLC Class A	33,647	452,216
Tutor Perini Corp. †	8,404	65,803
UFP Industries, Inc.	7,198	737,075
UltraTech Cement, Ltd. (India)	9,242	917,099
WestRock Co.	22,881	819,140
Weyerhaeuser Co. R	44,085	1,351,646
Worthington Industries, Inc.	649	40,121
Yara International ASA (Norway)	21,005	795,534
		84,357,584
Broadcasting (—%)
Sinclair, Inc.	8,979	100,744
		100,744
Building materials (0.1%)
AAON, Inc.	1,445	82,177
Apogee Enterprises, Inc.	2,349	110,591
JELD-WEN Holding, Inc. †	18,238	243,660
Masonite International Corp. †	1,621	151,110
Modine Manufacturing Co. †	12,404	567,483
Owens Corning	5,743	783,403
PGT Innovations, Inc. †	4,643	128,843
		2,067,267
Capital goods (3.6%)
Adient PLC †	2,640	96,888
Aeva Technologies, Inc. †	53,338	40,798
Alamo Group, Inc.	556	96,110
Albany International Corp. Class A	1,355	116,909
Allison Transmission Holdings, Inc.	13,994	826,486
American Axle & Manufacturing Holdings, Inc. †	47,319	343,536
Applied Industrial Technologies, Inc.	2,986	461,665
Aptiv PLC †	8,839	871,437
Astec Industries, Inc.	2,280	107,411
Astronics Corp. †	6,531	103,582
BAE Systems PLC (United Kingdom)	209,066	2,537,824
Ball Corp.	35,711	1,777,694
Barnes Group, Inc.	2,762	93,825
Belden, Inc.	2,710	261,651

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (78.6%)* cont.	Shares	Value
Capital goods cont.
Berry Global Group, Inc.	10,852	$671,847
Boeing Co. (The) †	3,289	630,436
Caterpillar, Inc.	7,177	1,959,321
Comfort Systems USA, Inc.	660	112,471
Cummins, Inc.	2,865	654,538
Dassault Aviation SA (France)	3,186	599,271
Deere & Co.	1,721	649,471
Eaton Corp. PLC	2,825	602,516
Ebara Corp. (Japan)	16,000	749,502
Elite Material Co., Ltd. (Taiwan)	39,000	521,095
Emerson Electric Co.	7,011	677,052
Encore Wire Corp.	1,930	352,148
Enviri Corp. †	13,788	99,549
Fortive Corp.	9,704	719,649
Franklin Electric Co., Inc.	1,248	111,359
GEA Group AG (Germany)	23,310	861,605
Gentherm, Inc. †	1,657	89,909
GrafTech International, Ltd.	73,748	282,455
HEICO Corp.	3,979	644,319
Hillenbrand, Inc.	3,860	163,317
Honeywell International, Inc.	21,590	3,988,537
Hyster-Yale Materials Handling, Inc.	3,450	153,801
Ingersoll Rand, Inc.	69,538	4,430,961
ITT, Inc.	6,651	651,199
Jacobs Solutions, Inc.	9,005	1,229,183
Johnson Controls International PLC	105,990	5,639,727
KEI Industries, Ltd. (India)	46,217	1,469,585
Kone Oyj Class B (Finland)	5,169	217,943
L3Harris Technologies, Inc.	4,104	714,588
Legrand SA (France)	11,816	1,084,434
LKQ Corp.	13,217	654,374
Lockheed Martin Corp.	1,792	732,856
Mitsubishi Electric Corp. (Japan)	75,000	927,229
Mitsubishi Heavy Industries, Ltd. (Japan)	43,500	2,437,138
MYR Group, Inc. †	1,171	157,804
NGK Insulators, Ltd. (Japan)	49,800	660,066
nLight, Inc. †	7,000	72,800
Northrop Grumman Corp.	9,862	4,341,154
O-I Glass, Inc. †	27,086	453,149
Otis Worldwide Corp.	8,640	693,878
Parker Hannifin Corp.	1,422	553,897
Powell Industries, Inc.	2,292	190,007
Prysmian SpA (Italy)	85,317	3,422,887
Republic Services, Inc.	4,934	703,144
Rheinmetall AG (Germany)	4,129	1,064,548
RTX Corp.	52,967	3,812,035
Ryerson Holding Corp.	12,180	354,316
Shyft Group, Inc. (The)	6,396	95,748
Standard Motor Products, Inc.	1,249	41,991

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Capital goods cont.
Stoneridge, Inc. †	4,865	$97,641
Terex Corp.	10,731	618,320
Tetra Tech, Inc.	4,746	721,534
Textron, Inc.	9,047	706,933
Titan International, Inc. †	10,335	138,799
Titan Machinery, Inc. †	3,936	104,619
TransDigm Group, Inc. †	3,364	2,836,290
Valmont Industries, Inc.	2,808	674,510
Vertiv Holdings Co.	106,967	3,979,172
Vinci SA (France)	44,826	4,962,540
Waste Connections, Inc.	14,935	2,005,771
Watts Water Technologies, Inc. Class A	740	127,887
Xylem, Inc./NY	7,171	652,776
Zurn Elkay Water Solutions Corp.	17,218	482,448
		77,945,865
Commercial and consumer services (2.5%)
Arrowhead Pharmaceuticals, Inc. †	13,017	349,767
Automatic Data Processing, Inc.	36,934	8,885,582
Barrett Business Services, Inc.	1,064	96,015
Booking Holdings, Inc. †	4,275	13,183,886
Centre Testing International Group Co., Ltd. Class A (China)	242,969	620,788
Cimpress PLC (Ireland) †	4,972	348,090
Cintas Corp.	1,372	659,946
Compass Group PLC (United Kingdom)	93,746	2,283,815
CoStar Group, Inc. †	20,320	1,562,405
Ecolab, Inc.	3,704	627,458
Expedia Group, Inc. †	7,640	787,455
Experian PLC (United Kingdom)	54,052	1,765,833
Forrester Research, Inc. †	1,614	46,645
Franklin Covey Co. †	2,472	106,098
Global Payments, Inc.	5,452	629,106
Green Dot Corp. Class A †	6,997	97,468
Huron Consulting Group, Inc. †	1,116	116,243
Jardine Matheson Holdings, Ltd. (Hong Kong)	10,200	473,287
Laureate Education, Inc.	38,061	536,660
LiveRamp Holdings, Inc. †	17,941	517,418
Mastercard, Inc. Class A	28,367	11,230,779
PayPal Holdings, Inc. †	120,265	7,030,692
Pitney Bowes, Inc.	59,483	179,639
RE/MAX Holdings, Inc. Class A	4,863	62,927
SP Plus Corp. †	2,862	103,318
StoneCo., Ltd. Class A (Brazil) †	39,569	422,201
WEX, Inc. †	3,389	637,437
Worldline SA/France (France) †	33,461	935,647
		54,296,605
Communication services (1.3%)
American Tower Corp. R	45,155	7,425,740
AT&T, Inc.	269,111	4,042,047
Cambium Networks Corp. †	5,778	42,353

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (78.6%)* cont.	Shares	Value
Communication services cont.
Charter Communications, Inc. Class A †	7,956	$3,499,208
Comcast Corp. Class A	79,868	3,541,347
Crown Castle, Inc. R	7,026	646,603
Iridium Communications, Inc.	13,983	636,087
KDDI Corp. (Japan)	31,700	970,378
Liberty Latin America, Ltd. Class C (Chile) †	48,499	395,752
Nippon Telegraph & Telephone Corp. (Japan)	937,200	1,106,925
Samsung SDI Co., Ltd. (South Korea)	3,177	1,204,735
SBA Communications Corp. R	9,202	1,841,964
T-Mobile US, Inc. †	15,633	2,189,402
Telstra Group, Ltd. (Australia)	553,397	1,368,480
Verizon Communications, Inc.	20,934	678,471
		29,589,492
Communications equipment (—%)
Motorola Solutions, Inc.	2,364	643,575
Viavi Solutions, Inc. †	10,014	91,528
		735,103
Computers (5.5%)
A10 Networks, Inc.	27,366	411,311
Accton Technology Corp. (Taiwan)	69,000	1,053,919
Adeia, Inc.	26,069	278,417
Agilysys, Inc. †	3,213	212,572
Amplitude, Inc. Class A †	9,752	112,831
AppFolio, Inc. Class A †	566	103,369
Apple, Inc.	485,870	83,185,802
Asana, Inc. Class A †	4,926	90,195
AURAS Technology Co., Ltd. (Taiwan)	47,000	465,658
Bandwidth, Inc. Class A †	12,371	139,421
Calix, Inc. †	11,732	537,795
Cisco Systems, Inc.	135,269	7,272,061
CommVault Systems, Inc. †	8,187	553,523
Dropbox, Inc. Class A †	25,038	681,785
Elastic NV †	11,939	969,924
Enfusion, Inc. Class A †	12,173	109,192
Extreme Networks, Inc. †	23,580	570,872
Fortinet, Inc. †	11,061	649,059
Fujitsu, Ltd. (Japan)	16,800	1,976,634
GitLab, Inc. Class A †	14,948	675,949
HashiCorp., Inc. Class A †	27,468	627,094
MongoDB, Inc. †	2,314	800,320
MSCI, Inc.	7,114	3,650,051
NetApp, Inc.	4,559	345,937
NetScout Systems, Inc. †	3,761	105,383
OneSpan, Inc. †	8,516	91,547
PDF Solutions, Inc. †	2,715	87,966
Phreesia, Inc. †	9,743	181,999
PlayAGS, Inc. †	10,106	65,891
Pure Storage, Inc. Class A †	16,636	592,574
Qualys, Inc. †	4,388	669,389

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Computers cont.
Rapid7, Inc. †	12,209	$558,928
RingCentral, Inc. Class A †	21,656	641,667
Smartsheet, Inc. Class A †	21,483	869,202
Snowflake, Inc. Class A †	4,414	674,327
Super Micro Computer, Inc. †	3,294	903,281
Synopsys, Inc. †	17,953	8,239,888
Vimeo, Inc. †	47,461	168,012
Weave Communications, Inc. †	24,797	202,096
Yext, Inc. †	44,603	282,337
		119,808,178
Conglomerates (0.6%)
3M Co.	6,619	619,671
AMETEK, Inc.	36,106	5,335,023
General Electric Co.	5,938	656,446
Marubeni Corp. (Japan)	141,700	2,208,343
Mitsubishi Corp. (Japan)	41,900	1,996,143
Mitsui & Co., Ltd. (Japan)	72,400	2,624,073
SPX Technologies, Inc. †	4,062	330,647
		13,770,346
Consumer (0.5%)
LVMH Moet Hennessy Louis Vuitton SA (France)	13,226	9,978,047
Pandora A/S (Denmark)	12,339	1,272,012
Signet Jewelers, Ltd.	7,584	544,607
		11,794,666
Consumer finance (0.9%)
American Express Co.	6,328	944,074
Bread Financial Holdings, Inc.	15,075	515,565
Capital One Financial Corp.	31,236	3,031,454
Discover Financial Services	71,648	6,206,866
Enova International, Inc. †	3,013	153,271
Mr. Cooper Group, Inc. †	11,713	627,348
Navient Corp.	30,664	528,034
PennyMac Financial Services, Inc.	3,301	219,847
SLM Corp.	45,385	618,144
Synchrony Financial	21,818	666,976
Visa, Inc. Class A	31,434	7,230,134
		20,741,713
Consumer staples (5.6%)
A-Mark Precious Metals, Inc.	4,571	134,067
ACCO Brands Corp.	19,641	112,739
Alsea SAB de CV (Mexico) †	133,060	485,590
Altria Group, Inc.	65,489	2,753,812
Asahi Group Holdings, Ltd. (Japan)	60,600	2,265,651
Auto Trader Group PLC (United Kingdom)	121,479	910,594
Bloomin’ Brands, Inc.	3,765	92,581
Brink’s Co. (The)	6,848	497,439
Cal-Maine Foods, Inc.	2,096	101,488
Cargurus, Inc. †	19,163	335,736
Carlsberg A/S Class B (Denmark)	2,060	259,583

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (78.6%)* cont.	Shares	Value
Consumer staples cont.
Carrols Restaurant Group, Inc. †	28,049	$184,843
Chipotle Mexican Grill, Inc. †	1,785	3,269,817
CK Hutchison Holdings, Ltd. (Hong Kong)	608,000	3,240,423
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	75,400	985,505
Coca-Cola Co. (The)	244,608	13,693,156
Coca-Cola Consolidated, Inc.	857	545,326
Coca-Cola Europacific Partners PLC (Spain)	49,516	3,093,760
Coca-Cola HBC AG (Italy)	59,572	1,630,464
Coles Group, Ltd. (Australia)	112,617	1,121,575
Colgate-Palmolive Co.	9,657	686,709
CoreCivic, Inc. †	10,239	115,189
Costco Wholesale Corp.	12,283	6,939,404
Coursera, Inc. †	8,582	160,398
Dave & Buster’s Entertainment, Inc. †	4,692	173,932
Dino Polska SA (Poland) †	8,213	663,736
DoorDash, Inc. Class A †	10,047	798,435
e.l.f. Beauty, Inc. †	860	94,454
Etsy, Inc. †	10,409	672,213
First Watch Restaurant Group, Inc. †	10,050	173,765
Heidrick & Struggles International, Inc.	6,071	151,896
Hershey Co. (The)	3,273	654,862
Hostess Brands, Inc. †	16,174	538,756
Hudson Technologies, Inc. †	11,125	147,963
Imperial Brands PLC (United Kingdom)	104,182	2,115,608
Ingles Markets, Inc. Class A	2,410	181,545
Insperity, Inc.	976	95,258
Inter Parfums, Inc.	4,092	549,719
ITOCHU Corp. (Japan)	81,700	2,951,840
Itron, Inc. †	9,184	556,367
Jeronimo Martins SGPS SA (Portugal)	24,872	558,205
John B. Sanfilippo & Son, Inc.	1,316	130,021
Kenvue, Inc.	91,388	1,835,071
Kerry Group PLC Class A (Ireland)	7,847	655,051
Keurig Dr Pepper, Inc.	110,727	3,495,652
Koninklijke Ahold Delhaize NV (Netherlands)	72,520	2,186,703
Korn Ferry	9,161	434,598
L’Oreal SA (France)	7,826	3,241,055
MakeMyTrip, Ltd. (India) †	37,965	1,538,342
McDonald’s Corp.	2,225	586,154
MercadoLibre, Inc. (Brazil) †	1,025	1,299,577
Mondelez International, Inc. Class A	35,855	2,488,337
Nestle SA (Switzerland)	51,299	5,792,754
Nissin Food Products Co., Ltd. (Japan)	14,300	1,187,964
PDD Holdings, Inc. ADR (China) †	4,573	448,474
PepsiCo, Inc.	6,079	1,030,026
Perdoceo Education Corp.	15,349	262,468
Philip Morris International, Inc.	110,017	10,185,374
Primo Water Corp.	6,499	89,686
Procter & Gamble Co. (The)	62,342	9,093,205

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Consumer staples cont.
Recruit Holdings Co., Ltd. (Japan)	79,800	$2,457,398
Resideo Technologies, Inc. †	6,693	105,749
Resources Connection, Inc.	6,084	90,712
Sally Beauty Holdings, Inc. †	28,723	240,699
Shoprite Holdings, Ltd. (South Africa)	67,515	855,103
Simply Good Foods Co. (The) †	9,552	329,735
Sodexo SA (France)	7,250	746,658
Sumber Alfaria Trijaya Tbk PT (Indonesia)	4,068,800	779,441
Turning Point Brands, Inc.	3,433	79,268
Uber Technologies, Inc. †	192,381	8,847,602
Udemy, Inc. †	5,240	49,780
Unilever PLC (United Kingdom)	53,081	2,619,449
United Natural Foods, Inc. †	5,386	76,158
Upwork, Inc. †	37,509	426,102
USANA Health Sciences, Inc. †	1,820	106,670
Vector Group, Ltd.	12,382	131,744
WH Group, Ltd. (Hong Kong)	1,103,500	575,793
Yakult Honsha Co., Ltd. (Japan)	111,000	2,696,206
		121,889,182
Electronics (4.5%)
Advanced Micro Devices, Inc. †	41,068	4,222,612
Allied Motion Technologies, Inc.	2,324	71,858
Ambarella, Inc. †	1,600	84,848
Broadcom, Inc.	14,040	11,661,343
CEVA, Inc. †	4,174	80,934
ESCO Technologies, Inc.	1,649	172,222
Hamamatsu Photonics KK (Japan)	12,400	521,352
Hoya Corp. (Japan)	37,200	3,833,592
Keysight Technologies, Inc. †	4,998	661,285
NVIDIA Corp.	98,455	42,826,941
NXP Semiconductors NV	12,377	2,474,410
Qorvo, Inc. †	7,285	695,499
Qualcomm, Inc.	116,221	12,907,505
Rambus, Inc. †	11,088	618,600
Samsung Electronics Co., Ltd. (South Korea)	76,311	3,866,294
Shenzhen Inovance Technology Co., Ltd. Class A (China)	24,350	223,092
Shimadzu Corp. (Japan)	42,000	1,115,403
Sinbon Electronics Co., Ltd. (Taiwan)	121,000	1,214,245
SK Hynix, Inc. (South Korea)	16,143	1,371,145
STMicroelectronics NV (France)	24,773	1,067,332
Synaptics, Inc. †	2,297	205,444
TDK Corp. (Japan)	15,000	555,499
Thales SA (France)	23,068	3,236,748
Trimble, Inc. †	6,369	343,034
TTM Technologies, Inc. †	9,670	124,550
Vishay Intertechnology, Inc.	5,485	135,589
Vontier Corp.	81,394	2,516,703
Woodward, Inc.	5,323	661,436
		97,469,515

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (78.6%)* cont.	Shares	Value
Energy (4.0%)
Alpha Metallurgical Resources, Inc.	2,717	$705,686
Amplify Energy Corp. †	14,375	105,656
APA Corp.	16,933	695,946
Arch Resources, Inc.	2,075	354,120
BP PLC (United Kingdom)	969,569	6,260,357
California Resources Corp.	11,111	622,327
Cheniere Energy, Inc.	26,642	4,421,506
Chevron Corp.	4,576	771,605
Chord Energy Corp.	3,805	616,676
Comstock Resources, Inc.	8,646	95,365
ConocoPhillips	53,164	6,369,047
CONSOL Energy, Inc.	5,261	551,932
Delek US Holdings, Inc.	3,721	105,714
DMC Global, Inc. †	3,610	88,337
Equinor ASA (Norway)	65,284	2,140,441
Exxon Mobil Corp.	189,022	22,225,207
Golar LNG, Ltd. (Norway)	20,552	498,592
Marathon Oil Corp.	264,723	7,081,340
Marathon Petroleum Corp.	30,853	4,669,293
Murphy Oil Corp.	1,043	47,300
Nabors Industries, Ltd. †	1,613	198,625
Newpark Resources, Inc. †	15,751	108,839
NOW, Inc. †	31,336	371,958
Oceaneering International, Inc. †	4,701	120,910
Par Pacific Holdings, Inc. †	15,669	563,144
PBF Energy, Inc. Class A	14,712	787,533
Peabody Energy Corp.	4,871	126,597
PetroChina Co., Ltd. Class H (China)	2,416,000	1,813,675
PRIO SA (Brazil) †	101,700	951,740
Reliance Industries, Ltd. (India)	65,433	1,836,702
Repsol SA (Spain)	147,601	2,429,748
Schlumberger, Ltd.	11,336	660,889
Shell PLC (United Kingdom)	152,668	4,921,051
Shell PLC (United Kingdom)	91,842	2,915,986
SM Energy Co.	14,123	559,977
SunCoke Energy, Inc.	20,119	204,208
Targa Resources Corp.	8,145	698,189
Thermon Group Holdings, Inc. †	6,708	184,269
TotalEnergies SE (France)	32,537	2,141,174
US Silica Holdings, Inc. †	35,151	493,520
Valero Energy Corp.	35,636	5,049,978
W&T Offshore, Inc. †	24,099	105,554
Warrior Met Coal, Inc.	13,761	702,912
Weatherford International PLC †	8,139	735,196
		87,108,821
Entertainment (0.2%)
Live Nation Entertainment, Inc. †	23,776	1,974,359
Sony Group Corp. (Japan)	27,000	2,208,645
		4,183,004

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Financial (1.0%)
3i Group PLC (United Kingdom)	94,829	$2,386,887
Ally Financial, Inc.	23,843	636,131
Apollo Global Management, Inc.	48,362	4,340,974
B3 SA — Brasil Bolsa Balcao (Brazil)	303,700	742,552
Deutsche Boerse AG (Germany)	7,895	1,364,614
Eurazeo SE (France)	3,997	238,104
Euronext NV (France)	20,188	1,404,913
Global Net Lease, Inc. R	8,833	84,885
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	5,300	197,594
Intercontinental Exchange, Inc.	6,205	682,674
Japan Exchange Group, Inc. (Japan)	137,900	2,557,704
Jefferies Financial Group, Inc.	17,787	651,538
Julius Baer Group, Ltd. (Switzerland)	37,636	2,411,935
London Stock Exchange Group PLC (United Kingdom)	25,435	2,553,340
MGIC Investment Corp.	72,375	1,207,939
Nasdaq, Inc.	13,234	643,040
NMI Holdings, Inc. Class A †	3,456	93,623
		22,198,447
Gaming and lottery (0.3%)
Aristocrat Leisure, Ltd. (Australia)	86,983	2,282,541
Boyd Gaming Corp.	10,537	640,966
Caesars Entertainment, Inc. †	12,362	572,979
DraftKings, Inc. Class A †	21,541	634,167
Golden Entertainment, Inc.	4,626	158,117
International Game Technology PLC	19,482	590,694
La Francaise des Jeux SAEM (France)	8,544	277,469
Light & Wonder, Inc. †	10,161	724,784
Red Rock Resorts, Inc. Class A	11,472	470,352
		6,352,069
Health care (10.0%)
2seventy bio, Inc. †	19,592	76,801
Abbott Laboratories	130,680	12,656,358
AbbVie, Inc.	49,230	7,338,217
ACADIA Pharmaceuticals, Inc. †	22,962	478,528
Adaptive Biotechnologies Corp. †	51,787	282,239
Addus HomeCare Corp. †	1,135	96,691
Agenus, Inc.	84,484	95,467
Alkermes PLC †	20,826	583,336
Amgen, Inc.	3,003	807,086
AMN Healthcare Services, Inc. †	1,155	98,383
Amneal Pharmaceuticals, Inc. †	40,792	172,142
Amylyx Pharmaceuticals, Inc. †	12,398	227,007
AngioDynamics, Inc. †	13,643	99,730
Apollo Hospitals Enterprise, Ltd. (India)	11,482	710,795
Arcellx, Inc. †	10,953	392,994
Arcturus Therapeutics Holdings, Inc. †	15,969	408,008
Arvinas, Inc. †	4,115	80,819
AstraZeneca PLC (United Kingdom)	64,677	8,704,023
AstraZeneca PLC (Rights) (United Kingdom) F	3,617	11,068

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
AstraZeneca PLC ADR (United Kingdom)	69,184	$4,685,140
AtriCure, Inc. †	7,354	322,105
Avanos Medical, Inc. †	8,155	164,894
Axonics, Inc. †	1,612	90,465
Bio-Rad Laboratories, Inc. Class A †	1,963	703,637
Biohaven, Ltd. †	23,178	602,860
bioMerieux (France)	4,389	424,347
Boston Scientific Corp. †	49,748	2,626,695
Bristol-Myers Squibb Co.	11,274	654,343
Cabaletta Bio, Inc. †	15,816	240,720
Cardinal Health, Inc.	41,115	3,569,604
Castle Biosciences, Inc. †	6,748	113,974
Catalyst Pharmaceuticals, Inc. †	7,968	93,146
Cigna Corp.	26,509	7,583,430
Cogent Biosciences, Inc. †	7,497	73,096
Computer Programs and Systems, Inc. †	3,189	50,833
Corcept Therapeutics, Inc. †	6,687	182,187
CVS Health Corp.	30,170	2,106,469
Danaher Corp.	28,546	7,082,263
Dentsply Sirona, Inc.	19,740	674,318
Dexcom, Inc. †	32,744	3,055,015
Dyne Therapeutics, Inc. †	9,525	85,344
Edwards Lifesciences Corp. †	9,087	629,547
Elevance Health, Inc.	14,625	6,368,017
Eli Lilly and Co.	43,943	23,603,103
Enanta Pharmaceuticals, Inc. †	7,938	88,667
Exelixis, Inc. †	36,352	794,291
Fate Therapeutics, Inc. †	35,545	75,355
Fulgent Genetics, Inc. †	6,883	184,051
GE HealthCare Technologies, Inc.	5,494	373,812
Genelux Corp. †	3,976	97,372
Glaukos Corp. †	2,758	207,540
GlaxoSmithKline PLC (United Kingdom)	170,351	3,079,551
HCA Healthcare, Inc.	2,466	606,587
Health Catalyst, Inc. †	12,957	131,125
HealthEquity, Inc. †	1,628	118,925
Hologic, Inc. †	9,156	635,426
Humana, Inc.	5,458	2,655,426
IDEXX Laboratories, Inc. †	3,002	1,312,685
IGM Biosciences, Inc. †	9,887	82,556
ImmunoGen, Inc. †	20,041	318,051
Inari Medical, Inc. †	1,771	115,823
Incyte Corp. †	43,454	2,510,338
Inspire Medical Systems, Inc. †	2,951	585,596
Intuitive Surgical, Inc. †	14,210	4,153,441
Ipsen SA (France)	4,789	627,254
IQVIA Holdings, Inc. †	3,631	714,399
Jazz Pharmaceuticals PLC †	5,079	657,426
Johnson & Johnson	4,004	623,623

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
Keros Therapeutics, Inc. †	2,603	$82,984
Kiniksa Pharmaceuticals, Ltd. Class A †	10,688	185,651
Lantheus Holdings, Inc. †	7,868	546,669
Ligand Pharmaceuticals, Inc. †	1,512	90,599
LivaNova PLC (United Kingdom) †	8,799	465,291
Lonza Group AG (Switzerland)	1,711	791,589
MacroGenics, Inc. †	11,151	51,964
Marinus Pharmaceuticals, Inc. †	13,797	111,066
Max Healthcare Institute, Ltd. (India) †	185,586	1,267,919
McKesson Corp.	16,922	7,358,532
Medpace Holdings, Inc. †	2,376	575,301
Medtronic PLC	8,922	699,128
Merck & Co., Inc.	146,903	15,123,663
Merck KGaA (Germany)	11,538	1,928,472
Mettler-Toledo International, Inc. †	522	578,413
MiMedx Group, Inc. †	23,027	167,867
Neurocrine Biosciences, Inc. †	6,769	761,513
Nevro Corp. †	4,935	94,851
Novartis AG (Switzerland)	46,757	4,771,268
Novavax, Inc. †	52,980	383,575
Novo Nordisk A/S Class B (Denmark)	95,973	8,730,264
Olympus Corp. (Japan)	69,100	895,264
Ono Pharmaceutical Co., Ltd. (Japan)	54,100	1,037,624
Option Care Health, Inc. †	17,998	582,235
OraSure Technologies, Inc. †	26,041	154,423
Orthofix Medical, Inc. (Netherlands) †	5,887	75,707
Pacific Biosciences of California, Inc. †	10,719	89,504
PetIQ, Inc. †	12,940	254,918
Pfizer, Inc.	19,866	658,955
PTC Therapeutics, Inc. †	12,542	281,066
Quanterix Corp. †	8,838	239,863
Quantum-Si, Inc. †	41,754	69,312
RadNet, Inc. †	6,829	192,510
RAPT Therapeutics, Inc. †	5,518	91,709
Regeneron Pharmaceuticals, Inc. †	9,540	7,851,038
ResMed, Inc.	4,316	638,207
Roche Holding AG (Switzerland)	16,360	4,462,438
Sabra Health Care REIT, Inc. R	26,711	372,351
Sanofi (France)	59,502	6,384,694
Schrodinger, Inc. †	3,082	87,128
Select Medical Holdings Corp.	9,435	238,422
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	8,000	296,261
SI-BONE, Inc. †	4,573	97,131
Sonic Healthcare, Ltd. (Australia)	80,011	1,530,811
STAAR Surgical Co. †	6,744	270,974
Sun Pharmaceutical Industries, Ltd. (India)	48,519	674,164
Surmodics, Inc. †	3,203	102,784
Sutro Biopharma, Inc. †	17,938	62,245
Teladoc Health, Inc. †	31,635	588,095

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (78.6%)* cont.	Shares	Value
Health care cont.
Tenaya Therapeutics, Inc. †	15,786	$40,254
TG Therapeutics, Inc. †	9,080	75,909
Thermo Fisher Scientific, Inc.	8,980	4,545,406
UnitedHealth Group, Inc.	20,653	10,413,036
Veradigm, Inc. †	29,166	383,241
Vertex Pharmaceuticals, Inc. †	24,758	8,609,347
Viatris, Inc.	35,106	346,145
Voyager Therapeutics, Inc. †	20,320	157,480
West Pharmaceutical Services, Inc.	857	321,555
Zimmer Biomet Holdings, Inc.	5,426	608,906
Zymeworks, Inc. †	19,346	122,654
		218,524,909
Homebuilding (0.5%)
Beazer Homes USA, Inc. †	18,251	454,632
Forestar Group, Inc. †	7,574	204,044
Hovnanian Enterprises, Inc. Class A †	2,219	225,584
KB Home	2,134	98,762
Lennar Corp. Class A	5,788	649,587
M/I Homes, Inc. †	5,897	495,584
NVR, Inc. †	105	626,147
PulteGroup, Inc.	92,117	6,821,264
Skyline Champion Corp. †	4,689	298,783
Toll Brothers, Inc.	7,881	582,879
TRI Pointe Homes, Inc. †	18,831	515,028
		10,972,294
Household furniture and appliances (—%)
Rational AG (Germany)	379	239,948
		239,948
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	131,600	1,064,521
Allianz SE (Germany)	4,434	1,057,338
American Equity Investment Life Holding Co.	12,097	648,883
American Financial Group, Inc.	6,227	695,369
American International Group, Inc.	163,031	9,879,679
Assured Guaranty, Ltd.	44,056	2,666,269
Aviva PLC (United Kingdom)	233,247	1,102,857
AXA SA (France)	182,456	5,404,407
Berkshire Hathaway, Inc. Class B †	6,836	2,394,651
Chubb, Ltd.	3,546	738,206
CNO Financial Group, Inc.	24,580	583,283
Corebridge Financial, Inc.	38,219	754,825
Employers Holdings, Inc.	3,086	123,286
Equitable Holdings, Inc.	96,784	2,747,698
Essent Group, Ltd.	13,690	647,400
Genworth Financial, Inc. Class A †	99,903	585,432
Gjensidige Forsikring ASA (Norway)	13,024	191,384
Globe Life, Inc.	6,353	690,762
Horace Mann Educators Corp.	9,846	289,275
Jackson Financial, Inc. Class A	15,219	581,670

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Insurance cont.
Loews Corp.	11,319	$716,606
Marsh & McLennan Cos., Inc.	3,437	654,061
MetLife, Inc.	79,745	5,016,758
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,172	1,627,616
Ping An Insurance Group Co. of China, Ltd. Class H (China)	203,000	1,149,833
Prudential PLC (United Kingdom)	137,562	1,481,284
Reinsurance Group of America, Inc.	13,879	2,015,092
RenaissanceRe Holdings, Ltd.	3,632	718,845
Sampo Oyj Class A (Finland)	43,483	1,879,865
SiriusPoint, Ltd. (Bermuda) †	10,603	107,833
Tokio Marine Holdings, Inc. (Japan)	55,700	1,284,016
Universal Insurance Holdings, Inc.	8,232	115,413
Unum Group	14,906	733,226
W.R. Berkley Corp.	10,788	684,930
Zurich Insurance Group AG (Switzerland)	2,023	927,014
		51,959,587
Investment banking/Brokerage (1.0%)
Affiliated Managers Group, Inc.	5,646	735,900
Ameriprise Financial, Inc.	10,317	3,401,309
BGC Group, Inc. Class A	88,106	465,200
Charles Schwab Corp. (The)	99,054	5,438,065
Exor NV (Netherlands)	8,413	745,754
Goldman Sachs Group, Inc. (The)	23,267	7,528,503
Investor AB Class B (Sweden)	127,461	2,439,684
SEI Investments Co.	11,932	718,664
StoneX Group, Inc. †	3,702	358,798
Virtu Financial, Inc. Class A	39,290	678,538
Virtus Investment Partners, Inc.	1,387	280,160
		22,790,575
Leisure (—%)
MasterCraft Boat Holdings, Inc. †	4,561	101,345
		101,345
Lodging/Tourism (0.5%)
Bluegreen Vacations Holding Corp.	1,308	47,977
H World Group, Ltd. ADR (China) †	31,628	1,247,092
Hilton Worldwide Holdings, Inc.	25,391	3,813,220
Host Hotels & Resorts, Inc. R	40,706	654,145
Indian Hotels Co., Ltd. (India)	310,566	1,533,719
InterContinental Hotels Group PLC (United Kingdom)	16,295	1,201,309
Marriott International, Inc./MD Class A	3,461	680,294
MGM Resorts International	15,752	579,044
Ryman Hospitality Properties, Inc. R	7,788	648,585
		10,405,385
Media (0.8%)
Informa PLC (United Kingdom)	196,925	1,794,452
Netflix, Inc. †	33,176	12,527,258
Universal Music Group NV (Netherlands)	150,547	3,914,939
		18,236,649

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (78.6%)* cont.	Shares	Value
Publishing (0.1%)
Wolters Kluwer NV (Netherlands)	19,268	$2,333,465
		2,333,465
Real estate (1.3%)
Alexander & Baldwin, Inc. R	12,359	206,766
American Assets Trust, Inc. R	4,744	92,271
Anywhere Real Estate, Inc. †	36,840	236,881
Apartment Income REIT Corp. R	21,518	660,603
Apple Hospitality REIT, Inc. R	14,500	222,430
Armada Hoffler Properties, Inc. R	8,588	87,941
AvalonBay Communities, Inc. R	3,714	637,842
BrightSpire Capital, Inc. R	36,680	229,617
Brixmor Property Group, Inc. R	51,535	1,070,897
Broadstone Net Lease, Inc. R	5,905	84,442
Camden Property Trust R	6,737	637,185
COPT Defense Properties R	4,129	98,394
Cushman & Wakefield PLC †	27,288	207,935
Equity Residential R	32,111	1,885,237
Essential Properties Realty Trust, Inc. R	4,544	98,287
Essex Property Trust, Inc. R	3,093	655,994
First Industrial Realty Trust, Inc. R	13,249	630,520
Gaming and Leisure Properties, Inc. R	82,899	3,776,049
Goodman Group (Australia) R	173,992	2,410,351
Granite Point Mortgage Trust, Inc. R	20,790	101,455
Kennedy-Wilson Holdings, Inc.	24,069	354,777
Ladder Capital Corp. R	9,480	97,265
MFA Financial, Inc. R	17,031	163,668
Mid-America Apartment Communities, Inc. R	5,070	652,256
National Health Investors, Inc. R	5,094	261,628
National Retail Properties, Inc.	45,663	1,613,730
Open House Co., Ltd. (Japan)	5,700	193,388
Phoenix Mills, Ltd. (The) (India)	38,676	845,802
Piedmont Office Realty Trust, Inc. Class A R	20,295	114,058
Public Storage R	2,249	592,656
Regency Centers Corp. R	10,820	643,141
Retail Opportunity Investments Corp. R	24,493	303,223
Rithm Capital Corp. R	73,012	678,281
RMR Group, Inc. (The) Class A	3,426	84,006
Safehold, Inc. R	5,107	90,905
Service Properties Trust R	12,056	92,711
Simon Property Group, Inc. R	16,816	1,816,632
SITE Centers Corp. R	7,964	98,196
Sunstone Hotel Investors, Inc. R	62,485	584,235
Tanger Factory Outlet Centers, Inc. R	4,152	93,835
Taylor Morrison Home Corp. †	14,231	606,383
Terreno Realty Corp. R	1,623	92,186
TPG RE Finance Trust, Inc. R	15,062	101,367
UDR, Inc. R	17,990	641,703
Urban Edge Properties R	6,983	106,561
Vicinity, Ltd. (Australia) R	541,666	590,367

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Real estate cont.
Vornado Realty Trust R	87,957	$1,994,865
Whitestone REIT R	10,036	96,647
		27,635,569
Retail (4.8%)
Amazon.com, Inc. †	302,770	38,488,122
Arezzo Industria e Comercio SA (Brazil)	34,900	451,026
AutoZone, Inc. †	278	706,117
BJ’s Wholesale Club Holdings, Inc. †	28,698	2,048,176
BlueLinx Holdings, Inc. †	2,673	219,427
Buckle, Inc. (The)	2,983	99,602
Caleres, Inc.	14,924	429,214
Dillard’s, Inc. Class A	1,565	517,718
GMS, Inc. †	6,847	438,003
Group 1 Automotive, Inc.	372	99,960
Home Depot, Inc. (The)	18,489	5,586,636
Industria de Diseno Textil SA (Spain)	69,027	2,569,138
JD Sports Fashion PLC (United Kingdom)	1,037,089	1,889,352
Lowe’s Cos., Inc.	2,839	590,058
Lululemon Athletica, Inc. (Canada) †	12,854	4,956,631
Movado Group, Inc.	3,422	93,592
Nike, Inc. Class B	26,075	2,493,292
O’Reilly Automotive, Inc. †	15,534	14,118,231
Pan Pacific International Holdings Corp. (Japan)	86,500	1,816,497
Ross Stores, Inc.	19,907	2,248,496
Target Corp.	22,253	2,460,514
TJX Cos., Inc. (The)	8,074	717,617
Vista Outdoor, Inc. †	1,839	60,908
WalMart de Mexico (Walmex) SAB de CV (Mexico)	385,640	1,455,596
Walmart, Inc.	127,985	20,468,641
		105,022,564
Semiconductor (1.0%)
AIXTRON SE (Germany)	29,594	1,088,467
Applied Materials, Inc.	19,738	2,732,726
ASML Holding NV (Netherlands)	7,490	4,398,421
Axcelis Technologies, Inc. †	3,890	634,265
Disco Corp. (Japan)	13,500	2,479,126
KLA Corp.	2,228	1,021,894
Lam Research Corp.	999	626,143
MaxLinear, Inc. Class A †	15,124	336,509
Renesas Electronics Corp. (Japan) †	79,800	1,224,333
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	454,350	7,373,234
		21,915,118
Software (6.2%)
Adobe, Inc. †	28,385	14,473,512
Atlassian Corp. Class A †	3,433	691,784
Autodesk, Inc. †	3,410	705,563
Cadence Design Systems, Inc. †	62,750	14,702,325
Domo, Inc. Class B †	26,098	256,021
F5 Networks, Inc. †	4,314	695,158

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (78.6%)* cont.	Shares	Value
Software cont.
HubSpot, Inc. †	6,081	$2,994,893
Intapp, Inc. †	13,555	454,364
Intuit, Inc.	4,627	2,364,119
Manhattan Associates, Inc. †	3,445	680,939
Microsoft Corp.	246,329	77,778,383
Nexon Co., Ltd. (Japan)	84,100	1,493,007
Oracle Corp.	117,397	12,434,691
PROS Holdings, Inc. †	8,991	311,268
ROBLOX Corp. Class A †	25,449	737,003
Sapiens International Corp. NV (Israel)	4,873	138,539
Square Enix Holdings Co., Ltd. (Japan)	29,300	1,003,874
Squarespace, Inc. Class A †	16,913	489,970
Tata Consultancy Services, Ltd. (India)	45,824	1,943,812
Totvs SA (Brazil)	94,955	510,049
Workday, Inc. Class A †	2,684	576,657
		135,435,931
Technology services (5.3%)
Accenture PLC Class A	4,845	1,487,948
Alibaba Group Holding, Ltd. (China) †	164,656	1,785,101
Alphabet, Inc. Class A †	227,150	29,724,849
Alphabet, Inc. Class C †	144,572	19,061,818
Capgemini SE (France)	8,294	1,440,159
CSG Systems International, Inc.	6,965	356,051
DocuSign, Inc. †	39,647	1,665,174
eBay, Inc.	129,656	5,716,533
Fidelity National Information Services, Inc.	56,638	3,130,382
Fiserv, Inc. †	5,696	643,420
GoDaddy, Inc. Class A †	23,604	1,758,026
HealthStream, Inc.	4,744	102,376
Integral Ad Science Holding Corp. †	12,394	147,365
Leidos Holdings, Inc.	27,750	2,557,440
Meituan Class B (China) †	107,541	1,561,209
Meta Platforms, Inc. Class A †	98,588	29,597,103
Palo Alto Networks, Inc. †	17,342	4,065,658
Q2 Holdings, Inc. †	3,280	105,846
Salesforce, Inc. †	23,693	4,804,466
Tencent Holdings, Ltd. (China)	115,911	4,492,137
Unisys Corp. †	23,640	81,558
Western Union Co. (The)	59,132	779,360
		115,063,979
Textiles (0.3%)
Asics Corp. (Japan)	50,900	1,777,167
Hermes International (France)	1,383	2,514,149
PRADA SpA (Italy)	312,900	1,830,450
Shenzhou International Group Holdings, Ltd. (China)	126,400	1,206,750
		7,328,516
Tire and rubber (—%)
Goodyear Tire & Rubber Co. (The) †	8,426	104,735
		104,735

44 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (78.6%)* cont.	Shares	Value
Toys (0.3%)
Bandai Namco Holdings, Inc. (Japan)	89,800	$1,826,400
Nintendo Co., Ltd. (Japan)	111,700	4,653,450
		6,479,850
Transportation (1.4%)
A.P. Moeller-Maersck A/S Class B (Denmark)	146	263,108
ArcBest Corp.	3,361	341,646
Ardmore Shipping Corp. (Ireland)	9,464	123,127
Arlo Technologies, Inc. †	25,422	261,847
Canadian National Railway Co. (Canada)	14,570	1,577,840
Canadian Pacific Kansas City, Ltd. (Canada)	37,089	2,759,792
Copa Holdings SA Class A (Panama)	11,505	1,025,326
CSX Corp.	142,615	4,385,411
Daseke, Inc. †	12,863	65,987
Delta Air Lines, Inc.	17,672	653,864
Deutsche Lufthansa AG (Germany) †	55,365	439,859
Deutsche Post AG (Germany)	30,709	1,251,591
Dorian LPG, Ltd.	7,233	207,804
FedEx Corp.	20,779	5,504,772
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	39,726	431,851
Hub Group, Inc. Class A †	4,455	349,896
International Container Terminal Services, Inc. (Philippines)	308,410	1,126,887
Kongsberg Gruppen ASA (Norway)	6,473	266,560
Kuehne + Nagel International AG (Switzerland)	1,477	418,805
Matson, Inc.	6,619	587,238
Nippon Yusen (Japan)	43,300	1,122,048
Norfolk Southern Corp.	3,328	655,383
Qantas Airways, Ltd. (voting rights) (Australia) †	319,397	1,063,125
Safe Bulkers, Inc. (Monaco)	27,857	90,257
Scorpio Tankers, Inc.	7,094	383,927
SITC International Holdings Co., Ltd. (Hong Kong)	57,000	95,690
Southwest Airlines Co.	100,570	2,722,430
Teekay Corp. (Bermuda) †	23,122	142,663
Teekay Tankers, Ltd. Class A (Canada)	13,445	559,715
Union Pacific Corp.	2,989	608,650
Westinghouse Air Brake Technologies Corp.	6,455	685,973
		30,173,072
Utilities and power (2.0%)
AES Corp. (The)	38,904	591,341
ALLETE, Inc.	7,203	380,318
Ameren Corp.	47,220	3,533,473
American Electric Power Co., Inc.	9,023	678,710
Black Hills Corp.	1,817	91,922
Centrica PLC (United Kingdom)	927,649	1,741,551
Chesapeake Utilities Corp.	2,582	252,391
China Resources Gas Group, Ltd. (China)	280,000	814,296
Constellation Energy Corp.	42,190	4,602,085
Dominion Energy, Inc.	14,861	663,841
DTE Energy Co.	7,199	714,717
Duke Energy Corp.	7,750	684,015

Dynamic Asset Allocation Growth Fund 45

COMMON STOCKS (78.6%)* cont.	Shares	Value
Utilities and power cont.
E.ON SE (Germany)	196,496	$2,327,602
Edison International	9,429	596,761
Enel SpA (Italy)	253,941	1,558,241
Eversource Energy	10,959	637,266
Exelon Corp.	96,238	3,636,834
National Fuel Gas co.	19,296	1,001,655
New Jersey Resources Corp.	3,346	135,948
NextEra Energy, Inc.	10,214	585,160
Northwest Natural Holding Co.	5,771	220,221
NRG Energy, Inc.	135,939	5,236,370
Otter Tail Corp.	1,335	101,353
PG&E Corp. †	41,016	661,588
Pinnacle West Capital Corp.	4,529	333,697
PNM Resources, Inc.	11,858	528,985
Portland General Electric Co.	4,501	182,200
PPL Corp.	12,541	295,466
Public Service Enterprise Group, Inc.	11,177	636,083
RWE AG (Germany)	30,106	1,118,790
Sempra	4,662	317,156
SJW Group	2,918	175,401
Southern Co. (The)	9,574	619,629
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	13,653
Tokyo Gas Co., Ltd. (Japan)	96,700	2,197,476
Unitil Corp.	2,145	91,613
Vistra Corp.	130,512	4,330,388
Xcel Energy, Inc.	11,556	661,234
		42,949,430
Total common stocks (cost $1,276,806,251)		$1,721,146,975

CORPORATE BONDS AND NOTES (9.2%)*	Principal amount	Value
Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$465,000	$465,146
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	65,000	64,676
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	265,000	263,013
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	85,000	74,777
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	355,000	336,363
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	240,000	235,773
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	440,000	366,340
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	70,000	67,838
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	55,000	51,354
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	260,000	222,300
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	263,000	259,855
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	315,000	274,883

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		$125,000	$117,664
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		145,000	118,910
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32		175,000	159,971
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)		143,000	137,784
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		570,000	558,721
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		804,000	792,800
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)		170,000	148,029
Cemex SAB de CV sr. unsec. sub. FRB Ser. REGS, 9.125%, 3/14/53 (Mexico)		200,000	208,250
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		814,000	660,102
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		280,000	267,912
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		95,000	79,681
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		115,000	100,114
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		305,000	288,963
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		250,000	244,165
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	100,000	89,396
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		$150,000	117,621
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		445,000	442,775
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		200,000	194,137
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		170,000	153,770
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		280,000	238,727
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		210,000	197,117
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		328,000	259,264
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	180,000	165,297
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$150,000	125,415
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		150,000	126,621
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		305,000	236,822
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		235,000	217,435
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		130,000	100,837
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		286,000	258,632

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		$225,000	$185,063
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		180,000	148,950
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		245,000	214,139
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		251,000	230,504
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		47,000	27,337
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		83,000	62,438
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	109,890
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$235,000	196,758
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		335,000	278,519
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		230,000	201,040
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		320,000	308,715
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	149,817
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		75,000	75,821
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		410,000	344,400
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		200,000	159,717
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		255,000	220,690
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		67,000	56,742
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		330,000	274,750
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		129,000	119,477
Olympus Water US Holding Corp. sr. notes Ser. REGS, 3.875%, 10/1/28	EUR	125,000	110,196
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		$215,000	214,535
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	200,907
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		170,000	147,502
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		295,000	234,773
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		520,000	458,696
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		380,000	325,625
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		200,000	182,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		255,000	237,420
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		390,000	322,532
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		275,000	143,466
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		335,000	270,347
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		403,000	232,173

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Basic materials cont.
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		$202,000	$124,709
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		638,000	602,681
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		305,000	335,735
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		106,000	116,045
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		30,000	32,596
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		155,000	142,203
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		290,000	284,925
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		310,000	250,713
			17,824,546
Capital goods (0.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		175,000	161,499
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		170,000	160,227
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		165,000	139,712
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	210,000	168,180
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		$260,000	203,468
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		240,000	219,364
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)		265,000	221,141
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		380,000	382,850
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		24,000	22,972
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		180,000	154,713
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26		450,000	406,770
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		785,000	720,774
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		140,000	89,209
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		70,000	70,476
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		5,000	4,879
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 2/1/29 (Canada)		45,000	42,703
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		335,000	324,568
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		325,000	326,781
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		210,000	223,189
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		144,000	142,916
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		200,000	195,250
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	185,000	187,619
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$150,000	145,856

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Capital goods cont.
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	$380,000	$311,752
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	167,475
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)	430,000	423,013
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30	385,000	371,525
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	165,000	142,050
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	290,000	257,783
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	43,688
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	630,000	516,724
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	117,686
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	165,000	154,924
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	570,000	482,481
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	200,405
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	202,000	193,534
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	42,010
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	213,071
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	208,176
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	60,000	51,778
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	440,000	354,306
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	525,000	432,061
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	490,639
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	139,511
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	120,215
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	350,000	342,125
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	30,000	29,914
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	95,000	94,763
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	190,000	192,613
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	410,000	352,667
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40	65,000	56,190
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	60,000	56,818
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	414,943
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	260,000	223,885
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	260,000	242,222
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28	260,000	202,595
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25	50,000	49,044

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Capital goods cont.
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		$200,000	$164,469
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		280,000	250,747
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		230,000	215,360
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		240,000	210,862
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		235,000	205,242
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		235,000	230,906
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		225,000	220,622
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		310,000	306,125
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	110,000	105,028
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$305,000	268,098
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		56,000	46,460
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		265,000	240,586
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		403,000	394,054
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		105,000	98,047
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		495,000	497,402
			16,012,598
Communication services (0.8%)
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)		275,000	197,757
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	154,044
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	142,181
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		397,000	314,848
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		154,000	127,946
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		505,000	456,205
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		476,000	437,209
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		147,000	130,161
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,018,000	623,177
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		476,000	349,616
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		547,000	432,099
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		130,000	123,907
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		160,000	125,576
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		110,000	98,693
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		1,740,000	1,460,645
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31		180,000	143,287
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		425,000	340,000

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	$510,000	$415,945
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	380,000	331,794
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	220,000	153,839
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	180,000	175,887
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	205,000	119,288
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,000	59,175
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	224,000	151,452
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	96,466
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	157,000	142,198
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	290,000	265,033
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	229,224
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	292,841
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	228,000	200,065
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	112,000	105,912
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	340,000	190,501
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	223,361
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	285,000	251,991
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	310,000	232,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	15,000	13,962
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	430,000	238,383
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	161,438
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	97,733
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	550,000	310,063
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	121,600
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	752,718
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	370,000	336,503
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	200,000	189,895
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	148,000	148,975
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	545,000	339,553
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	187,004

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Communication services cont.
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		$271,000	$279,806
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31		600,000	457,219
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		108,000	95,685
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		862,000	805,469
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54		30,000	27,646
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33		125,000	115,655
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		160,000	129,720
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		6,000	5,906
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28		365,000	353,648
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28		205,000	217,254
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)		520,000	393,871
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61		487,000	309,905
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31		164,000	130,583
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34		335,000	290,484
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28		1,264,000	1,187,696
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28		216,000	185,531
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		255,000	168,300
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		580,000	454,575
			17,801,603
Consumer cyclicals (1.5%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		390,000	329,749
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		240,000	221,700
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)		148,000	123,313
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		390,000	290,740
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL sr. notes Ser. REGS, 3.625%, 6/1/28	EUR	150,000	130,242
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27		$710,000	660,413
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31		53,000	42,489
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		320,000	283,640
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		265,000	220,831
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30		163,200	147,288
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		25,000	20,713

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	$90,000	$77,299
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	114,270
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)	275,000	272,940
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	105,138
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	246,955
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	385,000	360,941
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	110,000	95,797
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	200,000	128,335
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	665,000	522,398
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	321,000	282,743
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	280,000	265,804
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	480,000	408,469
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	405,000	394,090
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	500,000	423,530
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	130,000	129,451
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	340,000	327,981
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	80,000	78,882
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	160,000	164,779
Carnival Corp. 144A notes 9.875%, 8/1/27	190,000	198,346
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	505,000	457,138
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	50,000	53,613
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	215,000	183,907
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	355,000	319,944
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	27,000	27,168
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	225,000	199,724
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	250,000	199,603
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	517,347
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	695,230
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	495,000	426,039
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	430,000	376,250
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)	75,000	73,688
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)	90,000	82,355

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)		$55,000	$44,984
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		315,000	264,349
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		42,000	37,028
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		725,000	474,467
GTCR W-2 Merger Sub, LLC 144A sr. notes 7.50%, 1/15/31		275,000	275,385
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		158,000	151,066
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		140,000	132,825
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		490,000	445,938
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		184,000	182,820
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		337,000	329,343
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		453,499	325,324
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	235,000	256,904
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$698,000	658,064
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		32,000	25,112
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		175,000	154,417
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		290,000	240,700
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		310,000	264,564
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		175,000	143,500
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		379,000	365,105
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		565,000	446,810
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		55,000	54,359
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		415,000	406,700
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		285,000	273,639
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		120,000	118,319
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		70,000	57,770
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		35,000	29,671
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		90,000	83,711
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		340,000	276,259
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		255,000	217,025
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		250,000	217,609

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		$140,000	$129,458
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		330,000	284,708
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		420,000	364,350
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		120,000	78,342
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		105,000	86,756
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		520,000	403,474
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		125,000	118,125
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		170,000	157,675
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		495,000	448,129
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	515,000	527,109
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$155,000	155,877
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		150,000	144,621
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		427,000	416,637
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		116,000	101,355
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		255,000	219,300
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		390,000	370,439
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		180,000	158,595
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		15,000	11,903
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		115,000	99,111
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		57,000	53,968
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		121,000	107,260
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		410,000	385,613
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		120,000	105,132
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		225,000	208,388
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26		80,000	79,450
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26		70,000	65,538
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		11,000	7,952
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		170,000	168,486
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		360,000	380,317
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		185,000	174,622
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		65,000	59,598
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		20,000	16,992
S&P Global, Inc. company guaranty sr. unsec. notes 2.45%, 3/1/27		120,000	109,304
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		87,000	66,408
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		115,000	97,498

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		$390,000	$336,375
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		130,000	97,765
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27		115,000	85,033
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		200,000	188,572
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		320,000	242,388
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		225,000	192,053
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		145,000	96,993
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		375,000	339,788
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	200,000	186,203
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$90,000	69,568
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		120,000	111,234
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		20,000	18,040
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		380,000	314,716
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		210,000	167,975
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28		330,000	287,869
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31		215,000	165,255
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		200,000	173,943
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25		300,000	289,500
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		210,000	183,488
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		135,000	125,753
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26		195,000	184,157
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24		145,000	143,971
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		410,000	381,844
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28		155,000	150,273
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		120,000	109,668
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		230,000	197,225
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		395,000	286,375
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45		194,000	232,335
Walt Disney Co. (The) company guaranty sr. unsec. notes 2.20%, 1/13/28		78,000	69,121
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32		1,192,000	1,011,792
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27		450,000	415,448
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		235,000	207,696

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		$290,000	$269,757
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		240,000	227,700
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		310,000	270,979
			31,828,381
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		495,000	411,332
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		335,000	301,952
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		285,000	256,792
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		425,000	401,292
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26		205,000	207,838
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		343,000	317,218
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		200,000	151,744
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		555,000	515,838
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	350,000	367,251
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$295,000	251,544
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		170,000	165,978
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		140,000	112,054
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		190,000	205,637
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		226,000	210,891
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24		185,000	180,679
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		129,000	119,601
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		60,000	50,850
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		175,000	142,643
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		280,000	264,783
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		395,000	309,254
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		120,000	120,031
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		355,000	306,511

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Consumer staples cont.
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33	$263,000	$251,349
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53	47,000	42,691
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	785,000	774,606
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	420,000	330,475
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	126,000	117,066
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	135,000	126,552
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	290,000	247,993
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	113,000	104,222
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	240,000	189,389
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	41,258
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	715,000	641,008
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	350,000	364,577
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	985,000	970,049
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26	145,000	136,647
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	455,000	246,838
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	305,000	304,421
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	70,000	69,929
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	175,000	156,409
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	95,000	86,861
		10,574,053
Energy (0.8%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	150,000	151,068
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	109,000	110,467
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	305,000	242,286
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	300,000	271,317
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	265,000	265,378
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	490,000	475,093
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	25,000	25,049
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	440,000	433,718

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	$1,010,000	$914,528
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	25,000	19,870
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	250,000	245,130
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	155,000	157,713
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	305,000	311,548
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	150,000	147,911
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	265,000	229,392
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	188,578
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	195,000	183,194
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	309,850
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	188,047
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	131,646
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	158,943
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	435,000	417,674
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	640,000	617,577
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	71,910
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	570,000	538,927
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	195,000	200,604
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	9,400
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	145,000	131,769
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	193,161
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	120,000	101,189
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	295,000	285,044
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	260,000	243,750
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	305,000	285,938
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	265,000	259,369
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	225,000	217,660
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	800,000	762,564
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	138,000	147,773

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	$235,000	$249,392
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	130,000	125,699
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	485,000	474,398
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	214,802
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	67,154
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	475,000	432,999
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	335,000	320,726
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	159,000	151,686
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	141,000	140,460
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	190,000	135,993
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	116,000	86,092
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	350,000	310,571
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	80,000	71,000
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	530,000	524,816
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	560,000	503,981
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	280,000	285,074
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	88,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	240,000	235,589
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	275,000	264,000
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	80,000	72,884
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	655,000	603,247
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	176,746
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	180,913
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	210,000	191,363
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	240,000	214,956
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	75,000	75,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	195,000	191,989
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	160,000	162,800
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	109,250	111,708
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	270,000	283,163

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	$405,000	$396,715
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	111,487
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	240,000	201,955
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	355,000	348,987
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	135,000	133,669
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	66,306
		17,851,555
Financials (2.0%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	600,000	476,947
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	600,000	544,639
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	196,116
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	161,894
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	402,110
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	441,546
Aircastle, Ltd. 144A sr. unsec. notes 6.50%, 7/18/28	275,000	269,687
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	385,000	358,055
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	562,000	567,414
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	250,000	230,454
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	200,000	158,024
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	83,242
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	184,442
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	255,000	222,480
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	240,000	210,566
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	203,050
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	252,318
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	358,798
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	193,391
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	174,881
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	184,641
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	800,000	605,455
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	800,000	778,189
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	290,833
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	35,000	34,776
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,055,000	934,898

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	$190,000	$152,273
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,350,000	1,098,028
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,015,722
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	270,000	250,992
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	233,314
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	76,205
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	87,043
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	200,000	150,004
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	535,000	529,217
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	315,383
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	634,548
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	278,000	237,229
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,304,420
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	15,000	14,847
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	301,097
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	187,794
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	430,000	403,705
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	340,000	328,711
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	197,787
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	185,000
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	532,795
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	182,000	164,964
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	230,000	206,605
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	384,820
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 7.146%, 7/13/27 (Germany)	175,000	176,185
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	835,000	756,241
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	106,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	443,487
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	358,515
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	649,000	644,619
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	229,548
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	200,000	161,611
Ford Motor Co., LLC sr. unsec. unsub. notes 7.35%, 3/6/30	200,000	202,536
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	221,659
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	75,000	76,406
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	55,000	55,894
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	220,000	205,055

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	$125,000	$109,856
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	583,758
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	53,417
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	100,000	97,660
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	147,773
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	137,000	122,447
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	175,000	135,816
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	96,000	93,080
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	68,943
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	123,531
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	66,000	53,201
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,531,000	1,416,219
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	93,366
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	123,543
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	170,000	169,689
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	465,000	463,978
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	60,953
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	361,000	254,221
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	195,000	181,163
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	91,961
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	240,000	238,933
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	280,000	182,946
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	140,000	102,398
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	104,000	98,295
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	44,000	43,482
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	563,000	526,681
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	116,000	99,924
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	38,405
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	743,000	542,112
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,243,856
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	700,000	575,137
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	78,000	74,134
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	132,450
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	205,000	165,600

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	$65,000	$62,582
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	415,000	362,971
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	205,861
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	151,629
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	201,061
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	243,651
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,244,681
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	470,000	436,548
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	45,000	42,034
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	155,000	152,168
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	40,000	38,178
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	455,000	376,386
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	167,592
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	265,000	260,461
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	155,000	115,327
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	107,732
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	110,720
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	325,000	272,188
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	225,000	184,041
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	213,901
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	360,000	320,400
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	725,000	625,434
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	92,218
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	42,005
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	475,000	462,322
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	277,302
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	78,595
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	307,335
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	402,468

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Financials cont.
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	$250,000	$232,097
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	310,000	298,439
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	258,148
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	544,085
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	308,000	273,137
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	194,019
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	630,000	443,832
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	245,000	243,113
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	411,000	384,395
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	154,000	139,742
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	1,935,000	1,564,145
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	219,000	212,706
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	94,000	87,737
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	170,000	103,391
		42,579,981
Health care (0.8%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	25,000	24,712
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	262,454
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	1,325
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	186,080
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	135,000	124,535
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	51,000	47,403
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	105,000	102,536
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	495,000	486,001
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	320,264
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	335,000	335,995
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	210,000	130,612
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	420,000	238,848
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	96,000	89,965
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	500,000	420,951
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	489,676
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	220,000	177,454
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	275,000	247,673
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	97,031
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	90,431
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	109,603
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	20,190
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	77,194

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	$165,000	$87,747
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	195,000	103,549
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	530,000	402,894
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	736,000	633,806
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	5,443	5,378
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	119,442	107,221
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	107,614
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	255,000	247,988
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	145,000	133,199
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	30,000	29,190
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	110,000	109,820
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	76,000	72,550
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	106,823
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	93,063
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	410,000	339,844
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	45,000	40,679
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	250,000	250,890
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	390,000	340,035
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	193,000	12,545
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	18,769
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	302,149
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	117,829
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	405,000	338,785
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	640,000	541,070
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	164,216
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	524,510
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	70,000	60,463
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	495,000	430,110
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	345,000	306,217
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	145,000	119,332
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	105,000	97,561
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	148,000	139,901
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	622,000	599,680
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	445,830

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (9.2%)* cont.		Principal amount	Value
Health care cont.
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		$320,000	$295,840
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		142,000	131,597
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		150,000	120,900
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		335,000	275,029
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		550,000	511,849
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		535,000	512,546
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		215,000	185,061
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30		345,000	323,455
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	495,000	446,539
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		$225,000	231,750
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)		200,000	203,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		555,000	501,720
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42		245,000	192,931
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		740,000	698,199
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27		291,000	250,388
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37		305,000	313,369
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		248,000	233,016
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30		244,000	195,315
			17,135,194
Technology (0.7%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28		175,000	147,819
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60		295,000	157,562
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26		305,000	280,636
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28		110,000	109,509
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61		240,000	140,907
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27		655,000	605,289
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24		275,000	270,291
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45		917,000	792,603
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43		314,000	254,033
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		755,000	643,707
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28		195,000	158,340
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25		65,000	64,675
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		494,000	464,166
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28		1,147,000	1,042,815
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36		80,000	57,439
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29		190,000	184,207
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29		455,000	387,818

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Technology cont.
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	$405,000	$352,350
Cloud Software Group, Inc. 144A sr. notes. 6.50%, 3/31/29	885,000	782,633
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	97,989
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	209,000	198,958
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	111,099
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	475,000	400,082
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	140,000	137,918
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	145,000	141,738
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	331,997
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	550,000	482,021
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	265,000	253,962
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	221,000	174,936
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	599,000	564,921
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	524,071
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	36,534
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	863,937
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	70,000	66,414
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	152,000	127,397
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	55,000	37,705
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	217,643
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	295,000	248,238
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	870,000	611,434
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	300,000	289,875
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	610,000	503,250
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	191,274
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	199,822
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	241,811
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	335,000	280,981
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	440,000	357,757
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	355,000	297,186
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	585,000	487,565
		15,375,314
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	235,000	218,562
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	215,417	210,389
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	645,000	575,456
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	188,500
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	104,157

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	$145,000	$135,885
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	208,365
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	77,358
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	83,231
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	580,000	550,826
		2,352,729
Utilities and power (0.5%)
AES Corp. (The) sr. unsec. notes 5.45%, 6/1/28	145,000	139,970
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	188,000	167,417
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	230,000	176,885
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	479,837
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	95,000	75,099
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	76,649
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	205,000	184,088
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	175,000	153,562
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	46,602
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	135,000	108,759
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	270,000	218,319
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	90,000	75,362
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	102,233
Duke Energy Carolinas, LLC sr. notes 4.95%, 1/15/33	45,000	42,758
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	254,346
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	405,471
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	82,666
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	353,123
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	207,250
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	273,700
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	200,346
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	625,000	544,433
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	84,000	82,681
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	75,052
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,455,000	1,159,582
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	128,180
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	591,059
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	110,000	103,617

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (9.2%)* cont.	Principal amount	Value
Utilities and power cont.
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	$330,000	$321,111
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	50,000	49,421
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	122,784
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	68,368
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	305,000	330,747
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 1.75%, 11/15/26	115,000	102,280
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	290,000	290,439
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	99,000	96,943
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	595,000	446,661
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	95,000	93,043
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	42,923
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	299,389
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	101,314
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	42,753
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	570,000	556,733
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	380,000	330,243
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	71,643
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	140,000	128,280
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	135,000	128,540
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	91,250
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	212,000	185,358
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	204,000	198,954
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	137,908
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	155,000	152,029
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	130,000	128,056
		11,026,216
Total corporate bonds and notes (cost $224,863,921)		$200,362,170

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 3/20/53	$1,611,293	$1,611,982
5.50%, with due dates from 3/20/53 to 7/20/53	3,865,590	3,779,914
4.50%, TBA, 10/1/53	7,000,000	6,465,648
4.50%, with due dates from 5/20/49 to 5/20/49	50,958	47,681
4.00%, TBA, 10/1/53	5,000,000	4,504,863
3.00%, TBA, 10/1/53	10,000,000	8,474,458
3.00%, with due dates from 8/20/49 to 4/20/51	11,444,149	9,749,301
		34,633,847

Dynamic Asset Allocation Growth Fund 71

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (4.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	$298,965	$301,417
6.00%, 5/1/53	698,821	692,176
5.50%, 5/1/53	993,114	962,016
4.00%, 9/1/45	135,644	124,082
3.00%, with due dates from 2/1/47 to 1/1/48	4,324,252	3,637,540
2.50%, with due dates from 8/1/50 to 8/1/51	2,628,783	2,100,985
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	1,802,626	1,817,305
6.00%, 5/1/53	1,131,576	1,119,402
4.50%, with due dates from 2/1/39 to 4/1/39	15,691	15,058
4.00%, 1/1/57	439,221	388,881
4.00%, with due dates from 6/1/48 to 5/1/49	4,047,784	3,655,505
3.50%, 6/1/56	1,280,646	1,100,179
3.50%, with due dates from 4/1/52 to 5/1/52	1,775,627	1,540,807
3.00%, with due dates from 4/1/46 to 11/1/48	6,000,003	5,075,511
2.50%, with due dates from 7/1/50 to 8/1/51	19,732,740	15,765,080
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	10,000,000	10,047,798
6.00%, TBA, 10/1/53	11,000,000	10,857,768
5.50%, TBA, 10/1/53	3,000,000	2,899,689
5.00%, TBA, 10/1/53	11,000,000	10,379,967
3.50%, TBA, 10/1/53	10,000,000	8,598,436
2.50%, TBA, 10/1/53	16,000,000	12,690,616
2.50%, TBA, 10/1/38	12,000,000	10,562,809
		104,333,027
Total U.S. government and agency mortgage obligations (cost $150,790,422)		$138,966,874

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.875%, 2/28/27 [i]	$91,000	$82,961
1.625%, 5/15/31 [i]	141,000	115,335
Total U.S. treasury obligations (cost $198,296)		$198,296

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$2,052,447	$409,255
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	2,849,064	633,312
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	3,742,999	887,048
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	3,696,651	733,268
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	2,922,104	635,574
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,044,577	620,096
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 3.577%, 3/15/35	18,574	17,957
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	3,590,519	654,212

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	$2,236,586	$380,632
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	3,297,047	247,016
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,607,500	471,384
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	4,850,585	573,681
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	4,805,001	527,589
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,380,460	608,434
FRB Ser. 02-W8, Class 1, IO, 0.296%, 6/25/42 W	179,626	1,019
REMICs Ser. 01-79, Class BI, IO, 0.237%, 3/25/45 W	69,014	173
REMICs Ser. 03-34, PO, zero %, 4/25/43	5,751	4,677
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	159,816	32,912
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,505,148	687,936
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	1,342,421	54,100
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	7,059,035	255,857
		8,436,132
Commercial mortgage-backed securities (0.9%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	4,136,461	187,739
Arbor Realty Commercial Real Estate CLO, Ltd. 144A FRN Ser. 21-FL2, Class A, (CME Term SOFR 1 Month + 1.21%), 6.547%, 5/15/36 (Cayman Islands)	234,000	231,104
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	268,421	261,710
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	378,986	366,593
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	15,447	28
BANK FRB Ser. 19-BN20, Class XA, IO, 0.935%, 9/15/62 W	3,755,409	137,664
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	762,000	594,127
FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	4,627,747	294,452
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	199,069
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 6.497%, 5/15/38 (Cayman Islands)	534,000	502,177
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	164,161
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	85,533	80,401
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	562,000	459,446
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	570,000	524,624
FRB Ser. 14-GC21, Class XA, IO, 1.281%, 5/10/47 W	2,948,155	8,105
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	459,000	423,737
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	648,000	584,444
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	890,000	807,112
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	354,000	340,952

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	$229,000	$217,267
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	370,000	299,256
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	620,000	545,304
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	4,891,692	28,651
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	528,755	490,130
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	347,000	270,297
FRB Ser. 15-LC23, Class D, 3.697%, 10/10/48 W	336,000	281,357
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.047%, 1/15/49 W	1,119,720	1
CSAIL Commercial Mortgage Trust
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	323,000	291,750
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	321,000	296,422
Ser. 19-C17, Class AS, 3.278%, 9/15/52	428,000	348,861
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	6,347,761	328,692
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	645,000	393,450
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	752,683	667,247
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	521,000	396,826
FRB Ser. 14-GC22, Class XA, IO, 1.087%, 6/10/47 W	6,395,548	16,171
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	246,000	195,197
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.781%, 4/15/47 W	168,000	158,884
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	473,000	410,215
FRB Ser. 14-C23, Class C, 4.629%, 9/15/47 W	476,000	431,341
FRB Ser. 13-C17, Class XA, IO, 0.777%, 1/15/47 W	1,631,374	104
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	450,000	421,425
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	341,894
FRB Ser. 06-CB17, Class X, IO, 1.144%, 12/12/43 W	141,521	852
FRB Ser. 13-LC11, Class XA, IO, 1.045%, 4/15/46 W	592,681	29
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	559,000	455,117
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	1,115,254	4,172
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.545%, 7/16/36 (Cayman Islands)	971,625	949,077
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	418,603	409,306
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	708,000	673,307
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	232,000	228,132
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	225,000	209,840
Ser. 14-C19, Class C, 4.00%, 12/15/47	255,000	230,376
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	3,507,993	9,051

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	$450,000	$364,500
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	200,000	175,368
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	326,000	313,828
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.154%, 12/15/50 W	3,524,629	110,429
FRB Ser. 18-C8, Class XA, IO, 0.965%, 2/15/51 W	3,684,835	108,348
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	100,167	98,163
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	185,948	280
Wells Fargo Commercial Mortgage Trust
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	139,000	109,180
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	408,000	272,272
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	274,000	231,226
FRB Ser. 19-C52, Class XA, IO, 1.749%, 8/15/52 W	3,505,373	218,836
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	7,018,723	19,821
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	4,476,312	93,292
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	518,000	130,810
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	849,000	682,164
FRB Ser. 14-C24, Class XA, IO, 0.982%, 11/15/47 W	8,317,939	45,642
FRB Ser. 14-C22, Class XA, IO, 0.91%, 9/15/57 W	17,063,999	69,314
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	206,195	58,887
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	437,000	108,158
		19,378,164
Residential mortgage-backed securities (non-agency) (0.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	343,054	200,208
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	52,801	48,087
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	64,420	58,295
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	120,409	120,559
BRAVO Residential Funding Trust 144A
Ser. 23-NQM5, Class A1, 6.505%, 6/25/63	322,166	320,895
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	275,157	248,938
Ser. 21-C, Class A1, 1.62%, 3/1/61	278,767	255,857
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	285,000	254,686
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,129,000	1,051,457
Citigroup Mortgage Loan Trust, Inc. 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	137,832	132,744
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	107,211	103,468

Dynamic Asset Allocation Growth Fund 75

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	$1,773	$1,754
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	271,259	238,506
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	669,834	546,094
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	223,459	169,203
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	402,373	334,752
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	477,737	321,561
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	166,571	152,443
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	168,797	157,219
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	227,125	227,125
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	216,862	231,507
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	250,364	262,863
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 11/25/23	189,676	191,696
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	128,017	133,666
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B1, (US 30 Day Average SOFR + 4.80%), 10.115%, 10/25/50	286,000	311,070
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	503,562	516,352
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	38,188	38,716
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	474,269	484,347
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	402,036	405,165
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	170,163	172,377
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	239,721	243,007
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	70,747	71,416
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	976	979
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	24,146	24,235
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	33,486	33,654

76 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	$91,938	$92,627
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	168,000	166,034
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.129%, 1/25/50	2,640	2,649
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	208,547	208,025
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	82,039	81,333
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	86,300	84,904
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	235,190	234,756
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	230,460	225,532
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	235,605	247,345
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	323,278	346,204
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	216,496	227,530
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	49,838	53,077
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	475,376	507,215
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	505,227	527,724
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.729%, 10/25/28	10,786	11,425
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	612	616
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	4,954	5,147
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	441,981	464,261
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.829%, 1/25/24	7,041	7,113
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	357,932	376,705
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	259,788	272,744
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	531,507	556,257
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	47,000	48,939
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	352,402	365,220

Dynamic Asset Allocation Growth Fund 77

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	$35,840	$36,203
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	83,000	84,605
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	156,053	159,680
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.629%, 8/25/30	5,261	5,336
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	18,382	18,390
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	581,000	589,504
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	258,243	265,218
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.065%, 5/25/42	127,345	130,532
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.865%, 7/25/42	111,230	113,272
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	3,966	3,979
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	145,666	147,807
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	64,165	64,472
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	244	244
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	243,139	245,270
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	185,029	187,111
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	104,035	104,784
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.215%, 4/25/42	71,369	71,547
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 7.015%, 7/25/43	13,393	13,470
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	72,752	72,751
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	120,316	119,564
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	39,354	39,209
Connecticut Avenue Securities Trust FRB Ser. 21-R03, Class 1M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 12/25/41	5,551	5,539
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	9,471	9,450
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	320,089	306,653

78 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	$241,625	$211,419
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.016%, 3/25/54	217,000	217,136
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	122,344	120,607
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	252,995	254,158
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	235,737	232,588
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	311,273	303,097
MFRA Trust 144A Ser. 23-INV2, Class A1, 6.775%, 10/25/58	213,000	212,452
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	508,223	503,794
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	77,123	70,674
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	91,550	87,296
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (CME Term SOFR 1 Month + 1.24%), 6.559%, 10/25/33	103,054	96,762
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	207,849	200,581
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	175,790
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	292,893
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	320,796
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	525,676	418,511
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	114,440	110,538
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	154,501
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	100,923	91,093
FRB Ser. 05-AR11, Class A1B3, (CME Term SOFR 1 Month + 0.91%), 6.234%, 8/25/45	146,252	135,664
FRB Ser. 07-HY2, Class 1A1, 3.907%, 12/25/36 W	214,265	185,280
		20,368,503
Total mortgage-backed securities (cost $50,927,888)		$48,182,799

COLLATERALIZED LOAN OBLIGATIONS (0.8%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$250,000	$245,974
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	283,000	280,689
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.707%, 4/22/34	250,000	247,275

Dynamic Asset Allocation Growth Fund 79

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	$300,000	$296,430
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	308,000	307,180
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	350,000	348,431
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	350,000	347,727
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	296,000	295,010
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	711,000	700,181
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	250,000	246,649
CBAM CLO, Ltd. 144A FRB Ser. 18-7A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.688%, 7/20/31 (Cayman Islands)	250,000	248,869
Crown Point CLO 10, Ltd. 144A FRB Ser. 21-10A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	250,000	247,299
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	332,000	328,121
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	382,132	381,632
Elmwood CLO 19, Ltd. 144A FRB Ser. 22-6A, Class A, (CME Term SOFR 3 Month + 2.20%), 7.508%, 10/17/34 (Cayman Islands)	250,000	249,996
Elmwood CLO 19, Ltd. 144A FRB Ser. 23-6A, Class AR, (CME Term SOFR 3 Month + 1.70%), 7.076%, 10/17/36 (Cayman Islands) ##	250,000	250,063
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	350,000	350,062
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	250,000	250,411
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 4/15/33 (Cayman Islands)	400,000	398,807
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	249,053	248,157
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	500,000	498,480
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	250,000	248,395
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	250,000	246,413
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (CME Term SOFR 3 Month + 1.43%), 6.797%, 7/28/34	250,000	246,566
Invesco U.S. CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.219%, 7/15/36 (Jersey)	250,000	249,970
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (CME Term SOFR 3 Month + 1.50%), 6.853%, 7/25/34 (Cayman Islands)	250,000	247,695
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	250,000	250,376
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	316,000	314,111

80 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	$250,000	$248,994
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	323,000	321,008
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 45, Ltd. 144A FRB Ser. 21-45A, Class A, (CME Term SOFR 3 Month + 1.39%), 6.703%, 10/14/35 (Cayman Islands)	250,000	247,797
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	250,000	247,222
Palmer Square CLO, Ltd. 144A FRB Ser. 22-5A, Class A, (CME Term SOFR 3 Month + 2.00%), 7.326%, 10/20/35 (Jersey)	250,000	251,119
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	628,000	622,182
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	500,000	495,846
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	297,000	294,125
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	250,000	248,077
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	500,000	492,557
Sound Point CLO XXV, Ltd. 144A FRB Ser. 22-4A, Class A1R, (CME Term SOFR 3 Month + 1.28%), 6.631%, 4/25/33 (Cayman Islands)	250,000	244,662
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	322,000	317,174
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	304,742	303,978
TCW CLO, Ltd. 144A FRB Ser. 21-2A, Class AS, (ICE LIBOR USD 3 Month + 1.18%), 6.793%, 7/25/34 (Cayman Islands)	200,000	197,614
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	250,000	250,618
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	290,000	286,799
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	250,000	246,759
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	200,000	198,488
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.83%, 1/15/32 (Cayman Islands)	250,000	247,739
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	250,000	248,749
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	250,000	245,530

Dynamic Asset Allocation Growth Fund 81

COLLATERALIZED LOAN OBLIGATIONS (0.8%)* cont.	Principal amount	Value
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	$395,000	$389,576
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	549,000	544,669
Total collateralized loan obligations (cost $16,457,587)		$16,502,594

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	300,000	$216,761
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$400,000	296,000
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		427,000	371,492
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		760,000	615,600
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		370,000	349,361
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		370,000	321,294
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		225,000	186,188
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		350,000	341,688
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		430,000	349,375
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		605,000	603,020
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		271,000	261,660
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		230,000	230,575
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		565,000	526,656
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		690,000	665,050
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)		300,000	304,032
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		540,000	461,446
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		490,000	382,200
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		230,000	220,513
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)		200,000	164,250
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)		646,000	586,525
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		360,000	331,650
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)		290,000	213,794

82 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)* cont.	Principal amount	Value
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)	$820,000	$641,164
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	240,000	218,416
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	90,000	103,079
Total foreign government and agency bonds and notes (cost $9,935,756)		$8,961,789

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/4500.00	$64,886,773	$15,132	$4,830,904
S&P 500 Index (Put)	Jun-24/4500.00	64,886,773	15,132	4,032,537
Total purchased options outstanding (cost $6,160,237)				$8,863,441

SENIOR LOANS (0.3%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$213,976	$172,032
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	104,500	107,531
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	184,811	184,306
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	160,000	135,933
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	141,976	137,006
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	36,808	36,836
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	291,967	283,085
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	69,650	66,879
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	261,933	246,490
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	278,588	278,523
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	109,000	109,173
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	182,896	178,526
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	120,000	120,131
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	180,375	180,656
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	34,738	34,796
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	147,114	131,446
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	172,515	171,718

Dynamic Asset Allocation Growth Fund 83

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	$186,348	$178,894
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	54,863	54,040
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	184,059	180,791
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	278,294	275,338
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	218,267	216,239
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	158,946	144,712
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	174,563	156,743
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	315,593	311,121
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	114,713	113,183
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	130,965	104,991
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	347,979	277,917
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	463,371	461,466
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	165,557	158,284
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	210,000	210,197
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	125,000	27,500
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	68,269	59,991
TK Elevator US Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.871%, 7/31/27	117,621	117,268
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	155,000	154,613
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	178,485	178,526
Vertiv Group Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.75%), 8.192%, 3/2/27	386,882	386,054
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	233,684	233,567
Total senior loans (cost $6,794,770)		$6,576,502

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$506,133	$503,748
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	585,000	584,897
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	82,536	82,195
Total asset-backed securities (cost $1,171,235)		$1,170,840

84 Dynamic Asset Allocation Growth Fund

INVESTMENT COMPANIES (—%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	8,617	$410,083
Total investment companies (cost $420,277)		$410,083

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$75,125
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	130,000	114,335
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	230,000	174,800
Total convertible bonds and notes (cost $427,387)		$364,260

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	4,441	$244,699
Total convertible preferred stocks (cost $222,050)		$244,699

SHORT-TERM INVESTMENTS (5.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	99,114,684	$99,114,684
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	10,603,000	10,603,000
U.S. Treasury Bills 4.985%, 11/2/23 # ∆ Φ		$8,151,000	8,113,870
U.S. Treasury Bills 5.239%, 10/26/23		7,511,000	7,484,545
U.S. Treasury Bills 5.317%, 11/9/23 # ∆ Φ		1,700,000	1,690,498
Total short-term investments (cost $127,009,227)			$127,006,597

TOTAL INVESTMENTS
Total investments (cost $1,872,185,304)	$2,278,957,919

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange

Dynamic Asset Allocation Growth Fund 85

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,189,605,676.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,158,348 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $483,044 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $569,519 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

86 Dynamic Asset Allocation Growth Fund

P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	78.7%	Cayman Islands	0.7%
Japan	3.1	Netherlands	0.7
United Kingdom	2.9	Ireland	0.7
France	2.5	Spain	0.6
Switzerland	1.1	Italy	0.5
Germany	1.0	Taiwan	0.5
Australia	0.8	Denmark	0.5
Canada	0.8	Indonesia	0.5
India	0.8	Other	2.8
China	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $114,404,355)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/20/23	$7,382,934	$7,538,311	$155,377
	Canadian Dollar	Sell	10/18/23	1,910,579	1,957,264	46,685
	New Taiwan Dollar	Buy	11/15/23	4,964,626	5,066,472	(101,846)
	Singapore Dollar	Buy	11/15/23	552,406	564,609	(12,203)
Citibank, N.A.
	British Pound	Sell	12/20/23	5,876,389	5,997,157	120,768
	Hong Kong Dollar	Buy	11/15/23	371,907	373,369	(1,462)
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	11/15/23	6,998,366	7,150,912	(152,546)
	Euro	Sell	12/20/23	153,439	156,070	2,631
HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Buy	11/15/23	5,980,651	6,112,643	(131,992)

Dynamic Asset Allocation Growth Fund 87

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $114,404,355) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Euro	Sell	12/20/23	$110,782	$112,680	$1,898
	Norwegian Krone	Sell	12/20/23	538,259	537,835	(424)
	South Korean Won	Buy	11/15/23	5,488,785	5,709,909	(221,124)
	Swedish Krona	Buy	12/20/23	2,855,019	2,812,511	42,508
Morgan Stanley & Co. International PLC
	British Pound	Sell	12/20/23	2,098,249	2,175,419	77,170
	Euro	Sell	12/20/23	9,593,960	9,767,588	173,628
	Japanese Yen	Buy	11/15/23	4,755,400	4,834,385	(78,985)
	Swedish Krona	Buy	12/20/23	3,994,361	3,936,189	58,172
NatWest Markets PLC
	Canadian Dollar	Sell	10/18/23	6,764,902	6,928,710	163,808
	Euro	Sell	12/20/23	6,550,438	6,663,028	112,590
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/23	2,459,053	2,543,852	(84,799)
	Chinese Yuan (Offshore)	Buy	11/15/23	2,477,518	2,532,017	(54,499)
	Danish Krone	Buy	12/20/23	2,253,281	2,292,292	(39,011)
	Euro	Sell	12/20/23	7,285,374	7,409,614	124,240
	Swiss Franc	Buy	12/20/23	5,002,763	5,158,552	(155,789)
UBS AG
	British Pound	Sell	12/20/23	838,787	856,120	17,333
	Euro	Sell	12/20/23	88,498	89,808	1,310
WestPac Banking Corp.
	Euro	Sell	12/20/23	7,957,279	8,093,113	135,834
	Japanese Yen	Sell	11/15/23	6,673,583	7,033,926	360,343
Unrealized appreciation						1,594,295
Unrealized (depreciation)						(1,034,680)
Total						$559,615
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	235	$23,867,305	$23,987,625	Dec-23	$(783,032)
Russell 2000 Index E-Mini (Long)	8	714,041	719,440	Dec-23	(29,527)
S&P 500 Index E-Mini (Long)	2	428,805	432,550	Dec-23	(18,601)
S&P 500 Index E-Mini (Short)	141	30,230,753	30,494,775	Dec-23	1,308,914
S&P Mid Cap 400 Index E-Mini (Long)	1	250,212	252,040	Dec-23	(8,112)
U.S. Treasury Bond 30 yr (Long)	129	14,677,781	14,677,781	Dec-23	(835,767)
U.S. Treasury Bond Ultra 30 yr (Long)	148	17,565,750	17,565,750	Dec-23	(1,309,957)
U.S. Treasury Bond Ultra 30 yr (Short)	6	712,125	712,125	Dec-23	53,299
U.S. Treasury Note 2 yr (Long)	220	44,596,406	44,596,406	Dec-23	(160,753)
U.S. Treasury Note 5 yr (Long)	392	41,300,875	41,300,875	Dec-23	(347,476)
U.S. Treasury Note 5 yr (Short)	27	2,844,703	2,844,703	Dec-23	23,775

88 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/23 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 10 yr (Long)	230	$24,854,375	$24,854,375	Dec-23	$(440,314)
U.S. Treasury Note Ultra 10 yr (Long)	6	669,375	669,375	Dec-23	(20,029)
Unrealized appreciation					1,385,988
Unrealized (depreciation)					(3,953,568)
Total					$(2,567,580)

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $1,108,419)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/3500.00	$64,886,773	$15,132	$1,362,672
Total				$1,362,672

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $13,908,477)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$5,000,000	10/12/23	$4,832,815
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	4,000,000	10/12/23	3,673,280
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	3,000,000	10/12/23	2,671,873
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	3,000,000	10/12/23	2,480,275
Total			$13,658,243

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$76,643,000	$14,562 E	$(57,404)	12/20/25	4.80% — Annually	US SOFR — Annually	$(42,842)
21,490,000	4,083 E	16,197	12/20/25	US SOFR — Annually	4.80% — Annually	12,113
22,302,000	87,201 E	93,492	12/20/28	4.40% — Annually	US SOFR — Annually	6,292
24,695,000	470,687 E	(398,458)	12/20/33	4.00% — Annually	US SOFR — Annually	72,230
12,758,000	243,167 E	205,448	12/20/33	US SOFR — Annually	4.00% — Annually	(37,720)
5,830,000	380,058 E	344,786	12/20/53	US SOFR — Annually	3.60% — Annually	(35,272)
562,000	5,047	(19)	9/28/53	3.957% — Annually	US SOFR — Annually	5,091
Total		$204,042	$(20,108)
E Extended effective date.

Dynamic Asset Allocation Growth Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$72,852,762	$70,284,997	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(2,608,036)
72,838,415	69,909,904	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	3,035,200
Goldman Sachs International
127,113,746	126,834,422	—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(279,324)
118,232,414	118,000,908	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	231,507
Upfront premium received		—		Unrealized appreciation		3,266,707
Upfront premium (paid)		—		Unrealized (depreciation)		(2,887,360)
Total		$—		Total	$379,347
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	11,779	$920,426	1.31%
Targa Resources Corp.	Energy	10,691	916,456	1.30%
Constellation Energy Corp.	Utilities and power	8,395	915,689	1.30%
Unum Group	Financials	18,592	914,565	1.30%
Allison Transmission Holdings, Inc.	Capital goods	15,310	904,197	1.29%
Manhattan Associates, Inc.	Technology	4,573	903,845	1.29%
Vertiv Holdings Co.	Capital goods	24,211	900,631	1.28%
Marathon Oil Corp.	Energy	33,572	898,038	1.28%
Pinterest, Inc. Class A	Technology	32,680	883,345	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	972	883,287	1.26%
Booking Holdings, Inc.	Consumer cyclicals	284	876,510	1.25%
ON Semiconductor Corp.	Technology	9,410	874,654	1.24%
Uber Technologies, Inc.	Consumer staples	19,007	874,131	1.24%
Valero Energy Corp.	Energy	6,165	873,661	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	5,166	862,971	1.23%
MGIC Investment Corp.	Financials	51,132	853,395	1.21%
Procore Technologies, Inc.	Technology	12,978	847,751	1.21%
Pure Storage, Inc. Class A	Technology	23,787	847,277	1.21%
Toll Brothers, Inc.	Consumer cyclicals	11,388	842,228	1.20%
Cadence Design Systems, Inc.	Technology	3,592	841,648	1.20%

90 Dynamic Asset Allocation Growth Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Synopsys, Inc.	Technology	1,823	$836,672	1.19%
Gartner, Inc.	Consumer cyclicals	2,420	831,463	1.18%
Smartsheet, Inc. Class A	Technology	20,537	830,928	1.18%
Vornado Realty Trust	Financials	36,201	821,027	1.17%
Applied Materials, Inc.	Technology	5,914	818,803	1.16%
Jacobs Solutions, Inc.	Capital goods	5,987	817,293	1.16%
American International Group, Inc.	Financials	13,321	807,257	1.15%
Autonation, Inc.	Consumer cyclicals	5,242	793,672	1.13%
General Motors Co.	Consumer cyclicals	22,924	755,819	1.08%
MGM Resorts International	Consumer cyclicals	19,972	734,161	1.04%
General Dynamics Corp.	Capital goods	3,296	728,344	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	8,656	718,792	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	19,213	716,454	1.02%
NVR, Inc.	Consumer cyclicals	120	715,611	1.02%
NRG Energy, Inc.	Utilities and power	18,465	711,256	1.01%
Johnson Controls International PLC	Capital goods	13,079	695,918	0.99%
Genuine Parts Co.	Consumer cyclicals	4,811	694,634	0.99%
Expedia Group, Inc.	Consumer cyclicals	6,724	693,052	0.99%
Apartment Income REIT Corp.	Financials	21,777	668,563	0.95%
Molina Healthcare, Inc.	Health care	2,003	656,743	0.93%
Wintrust Financial Corp.	Financials	8,696	656,566	0.93%
Hologic, Inc.	Health care	9,352	649,050	0.92%
WestRock Co.	Basic materials	18,065	646,731	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	773	636,075	0.90%
Equitable Holdings, Inc.	Financials	22,345	634,373	0.90%
Boyd Gaming Corp.	Consumer cyclicals	10,052	611,450	0.87%
Ulta Beauty, Inc.	Consumer staples	1,521	607,702	0.86%
Roku, Inc.	Technology	8,374	591,129	0.84%
East West Bancorp, Inc.	Financials	11,153	587,882	0.84%
Coinbase Global, Inc. Class A	Financials	7,825	587,533	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	12,412	$930,641	1.33%
New Fortress Energy, Inc.	Energy	28,215	924,896	1.32%
Jack Henry & Associates, Inc.	Technology	5,953	899,696	1.29%
DT Midstream, Inc.	Energy	16,611	879,039	1.26%
IBM Corp.	Technology	6,226	873,499	1.25%
Berkshire Hathaway, Inc. Class B	Financials	2,477	867,526	1.24%
Tesla, Inc.	Consumer cyclicals	3,405	852,102	1.22%
Lithia Motors, Inc.	Consumer cyclicals	2,881	850,941	1.22%
Healthcare Realty Trust, Inc.	Financials	55,672	850,119	1.22%
Take-Two Interactive Software, Inc.	Technology	6,028	846,292	1.21%
Bunge, Ltd.	Consumer staples	7,760	839,989	1.20%

Dynamic Asset Allocation Growth Fund 91

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
New York Community Bancorp, Inc.	Financials	73,274	$830,923	1.19%
NortonLifeLock, Inc.	Technology	46,731	826,212	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	8,810	811,772	1.16%
General Electric Co.	Conglomerates	7,196	795,475	1.14%
TD SYNNEX Corp.	Technology	7,777	776,576	1.11%
agilon health, Inc.	Health care	43,542	773,298	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	9,181	767,360	1.10%
Tyler Technologies, Inc.	Technology	1,984	766,097	1.10%
RPM International, Inc.	Basic materials	8,037	761,966	1.09%
Ciena Corp.	Technology	16,094	760,617	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	8,399	760,131	1.09%
Ross Stores, Inc.	Consumer cyclicals	6,651	751,202	1.07%
Paramount Global Class B	Consumer cyclicals	58,102	749,517	1.07%
Cabot Oil & Gas Corp.	Energy	27,438	742,198	1.06%
Amdocs, Ltd.	Technology	8,620	728,313	1.04%
Domino’s Pizza, Inc.	Consumer staples	1,915	725,570	1.04%
D.R. Horton, Inc.	Consumer cyclicals	6,718	721,951	1.03%
Welltower, Inc.	Financials	8,803	721,164	1.03%
Ball Corp.	Capital goods	14,479	720,763	1.03%
Texas Instruments, Inc.	Technology	4,491	714,038	1.02%
Equifax, Inc.	Consumer cyclicals	3,858	706,695	1.01%
Thor Industries, Inc.	Consumer cyclicals	7,333	697,550	1.00%
Digital Realty Trust, Inc.	Financials	5,735	694,043	0.99%
T Rowe Price Group, Inc.	Financials	6,520	683,744	0.98%
Cooper Cos., Inc. (The)	Health care	2,126	676,204	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	40,377	665,413	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	7,177	663,240	0.95%
Exact Sciences Corp.	Health care	9,581	653,585	0.93%
DoubleVerify Holdings, Inc.	Technology	23,351	652,674	0.93%
Polaris, Inc.	Consumer cyclicals	6,262	652,136	0.93%
Five Below, Inc.	Consumer cyclicals	4,051	651,821	0.93%
Carnival Corp.	Consumer cyclicals	47,112	646,382	0.92%
Watsco, Inc.	Consumer staples	1,705	643,873	0.92%
Ovintiv, Inc.	Energy	13,436	639,159	0.91%
BioMarin Pharmaceutical, Inc.	Health care	7,199	637,008	0.91%
Universal Health Services, Inc. Class B	Health care	5,015	630,584	0.90%
PTC, Inc.	Technology	4,277	606,015	0.87%
Prudential Financial, Inc.	Financials	6,352	602,755	0.86%
Liberty Broadband Corp. Class C	Communication services	6,586	601,443	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	103,476	$653,483	0.52%
Clariant AG (Switzerland)	Basic materials	40,738	645,715	0.51%

92 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RWE AG (Germany)	Utilities and power	17,252	$642,049	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	24,244	639,173	0.50%
E.ON SE (Germany)	Utilities and power	53,869	638,780	0.50%
3M Co.	Conglomerates	6,817	638,191	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	27,974	635,694	0.50%
Holcim AG (Switzerland)	Basic materials	9,892	635,613	0.50%
Electronic Arts, Inc.	Technology	5,274	634,992	0.50%
SSE PLC (United Kingdom)	Utilities and power	32,310	634,919	0.50%
Iberdrola SA (Spain)	Utilities and power	56,567	634,543	0.50%
PepsiCo, Inc.	Consumer staples	3,744	634,327	0.50%
ArcelorMittal SA (France)	Basic materials	25,189	634,049	0.50%
Endesa SA (Spain)	Utilities and power	31,042	633,478	0.50%
Weyerhaeuser Co.	Basic materials	20,655	633,286	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	4,997	632,491	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	10,427	632,328	0.50%
Leidos Holdings, Inc.	Technology	6,855	631,781	0.50%
SS&C Technologies Holdings, Inc.	Technology	12,012	631,121	0.50%
Colgate-Palmolive Co.	Consumer staples	8,873	630,947	0.50%
SEI Investments Co.	Financials	10,466	630,378	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	38,140	629,260	0.50%
NetApp, Inc.	Technology	8,285	628,685	0.50%
Repsol SA (Spain)	Energy	38,132	628,598	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	2,603	626,321	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	43,347	625,406	0.49%
Deutsche Telekom AG (Germany)	Communication services	29,710	624,961	0.49%
Central Japan Railway Co. (Japan)	Transportation	25,632	624,383	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	26,016	623,268	0.49%
Globe Life, Inc.	Financials	5,726	622,550	0.49%
Chevron Corp.	Energy	3,684	621,235	0.49%
Consolidated Edison, Inc.	Utilities and power	7,263	621,184	0.49%
Exxon Mobil Corp.	Energy	5,269	619,491	0.49%
Phillips 66	Energy	5,143	617,937	0.49%
ConocoPhillips	Energy	5,087	609,401	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	8,251	604,708	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	28,433	603,568	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	731	599,790	0.47%
George weston, Ltd. (Canada)	Consumer staples	5,379	599,290	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	30,278	598,503	0.47%
Elisa Oyj (Finland)	Communication services	12,763	593,084	0.47%
Arkema SA (France)	Basic materials	5,980	592,370	0.47%
Hershey Co. (The)	Consumer staples	2,947	589,670	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	19,030	587,768	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	8,468	575,398	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	1,310	572,989	0.45%

Dynamic Asset Allocation Growth Fund 93

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
TE Connectivity, Ltd.	Technology	4,637	$572,804	0.45%
Alphabet, Inc. Class A	Technology	4,347	568,790	0.45%
Mondi PLC (Austria)	Basic materials	33,653	563,753	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	59,651	559,842	0.44%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	17,101	$596,962	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	11,082	596,635	0.51%
WEC Energy Group, Inc.	Utilities and power	7,383	594,676	0.50%
Straumann Holding AG (Switzerland)	Health care	4,637	594,112	0.50%
Heineken NV (Netherlands)	Consumer staples	6,721	593,929	0.50%
Kering SA (France)	Consumer cyclicals	1,298	593,357	0.50%
Commonwealth Bank of Australia (Australia)	Financials	9,149	590,323	0.50%
CMS Energy Corp.	Utilities and power	11,112	590,146	0.50%
REA Group, Ltd. (Australia)	Technology	5,917	589,370	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	215,630	589,273	0.50%
Orange SA (France)	Communication services	51,241	589,172	0.50%
Equifax, Inc.	Consumer cyclicals	3,216	589,149	0.50%
T-Mobile US, Inc.	Communication services	4,203	588,598	0.50%
Realty Income Corp.	Financials	11,783	588,425	0.50%
Ingersoll Rand, Inc.	Capital goods	9,203	586,422	0.50%
TransUnion	Consumer cyclicals	8,164	586,060	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	117,616	585,969	0.50%
Southwest Airlines Co.	Transportation	21,594	584,549	0.50%
Visa, Inc. Class A	Financials	2,538	583,822	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	32,366	580,737	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	10,198	580,379	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	29,185	579,388	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	48,891	577,940	0.49%
Bunge, Ltd.	Consumer staples	5,311	574,919	0.49%
Westlake Corp.	Basic materials	4,572	570,015	0.48%
DuPont de Nemours, Inc.	Basic materials	7,558	563,736	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	16,912	556,353	0.47%
Pernod Ricard SA (France)	Consumer staples	3,318	554,459	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	5,514	554,182	0.47%
Telus Corp. (Canada)	Communication services	33,027	541,815	0.46%
Duke Energy Corp.	Utilities and power	6,134	541,375	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	17,130	532,765	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	21,507	532,262	0.45%
Entegris, Inc.	Technology	5,509	517,342	0.44%

94 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Atmos Energy Corp.	Utilities and power	4,852	$514,002	0.44%
Nokia Oyj (Finland)	Technology	135,310	511,149	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	15,022	508,799	0.43%
PG&E Corp.	Utilities and power	31,449	507,268	0.43%
CenterPoint Energy, Inc.	Utilities and power	18,802	504,842	0.43%
Waste Connections, Inc.	Capital goods	3,743	502,631	0.43%
Williams Cos., Inc. (The)	Energy	14,650	493,549	0.42%
CGI Group, Inc. Class A (Canada)	Technology	4,965	491,662	0.42%
Ferrovial SE (Netherlands)	Basic materials	15,911	488,034	0.41%
CRH PLC (Ireland)	Basic materials	8,780	486,737	0.41%
Honeywell International, Inc.	Capital goods	2,607	481,605	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	23,546	479,081	0.41%
TransDigm Group, Inc.	Capital goods	565	476,205	0.40%
Masco Corp.	Consumer cyclicals	8,868	473,987	0.40%
Berkshire Hathaway, Inc. Class B	Financials	1,345	471,129	0.40%
Diamondback Energy, Inc.	Energy	3,035	470,018	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB+/P	$62	$489	$71	5/11/63	300 bp — Monthly	$(9)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	33,900	60,000	22,842	11/18/54	500 bp — Monthly	11,108
CMBX NA BB.6 Index	B/P	39,593	164,872	52,347	5/11/63	500 bp — Monthly	(12,617)
CMBX NA BB.7 Index	B-/P	22,506	431,054	158,154	1/17/47	500 bp — Monthly	(135,288)
CMBX NA BB.9 Index	B/P	814	4,000	1,584	9/17/58	500 bp — Monthly	(766)
CMBX NA BB.9 Index	B/P	9,598	47,000	18,607	9/17/58	500 bp — Monthly	(8,970)
CMBX NA BBB−.10 Index	BB+/P	3,722	30,000	8,286	11/17/59	300 bp — Monthly	(4,549)
CMBX NA BBB−.10 Index	BB+/P	4,364	40,000	11,048	11/17/59	300 bp — Monthly	(6,664)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	57,346	4,502	1/17/47	200 bp — Monthly	(1,196)
CMBX NA BB.7 Index	B-/P	10,567	77,218	28,331	1/17/47	500 bp — Monthly	(17,700)
CMBX NA BBB−.7 Index	BB/P	6,165	67,489	12,823	1/17/47	300 bp — Monthly	(6,624)

Dynamic Asset Allocation Growth Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	$101	$594	$95	5/11/63	200 bp — Monthly	$6
CMBX NA A.6 Index	A+/P	15	594	95	5/11/63	200 bp — Monthly	(80)
CMBX NA A.6 Index	A+/P	394	1,782	286	5/11/63	200 bp — Monthly	109
CMBX NA A.6 Index	A+/P	2,494	6,236	1,000	5/11/63	200 bp — Monthly	1,496
CMBX NA A.6 Index	A+/P	711	6,830	1,096	5/11/63	200 bp — Monthly	(382)
CMBX NA A.6 Index	A+/P	(201)	7,424	1,191	5/11/63	200 bp — Monthly	(1,389)
CMBX NA BBB−.14 Index	BBB−/P	315	7,000	1,691	12/16/72	300 bp — Monthly	(1,373)
CMBX NA BBB−.7 Index	BB/P	30,086	330,521	62,799	1/17/47	300 bp — Monthly	(32,548)
JPMorgan Securities LLC
CMBX NA A.7 Index	BBB+/P	7,192	119,047	9,345	1/17/47	200 bp — Monthly	(2,114)
CMBX NA BB.10 Index	B/P	4,092	51,000	22,838	5/11/63	500 bp — Monthly	(18,703)
CMBX NA BB.6 Index	B/P	4,633	5,376	1,707	5/11/63	500 bp — Monthly	2,931
CMBX NA BBB−.8 Index	BB−/P	3,431	22,000	4,187	10/17/57	300 bp — Monthly	(745)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(1,074)	72,000	7,438	12/16/72	200 bp — Monthly	(8,487)
CMBX NA A.6 Index	A+/P	3,018	10,097	1,620	5/11/63	200 bp — Monthly	1,401
CMBX NA BB.6 Index	B/P	18,418	44,802	14,225	5/11/63	500 bp — Monthly	4,231
CMBX NA BB.6 Index	B/P	36,962	89,604	28,449	5/11/63	500 bp — Monthly	8,587
Upfront premium received		246,439		Unrealized appreciation		29,869
Upfront premium (paid)		(1,275)		Unrealized (depreciation)		(260,204)
Total		$245,164		Total		$(230,335)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,900)	$17,521	$2,810	5/11/63	(200 bp) — Monthly	$(2,095)
CMBX NA A.6 Index	(3,888)	11,878	1,905	5/11/63	(200 bp) — Monthly	(1,986)
CMBX NA A.6 Index	(410)	1,485	238	5/11/63	(200 bp) — Monthly	(173)
CMBX NA A.6 Index	(243)	891	143	5/11/63	(200 bp) — Monthly	(101)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.7 Index	(1,802)	176,393	13,847	1/17/47	(200 bp) — Monthly	11,986
CMBX NA BB.10 Index	(33,272)	138,000	61,796	11/17/59	(500 bp) — Monthly	28,409
CMBX NA BB.10 Index	(14,025)	55,000	24,629	11/17/59	(500 bp) — Monthly	10,558
CMBX NA BB.10 Index	(5,114)	49,000	21,942	11/17/59	(500 bp) — Monthly	16,788
CMBX NA BB.10 Index	(4,386)	40,000	17,912	11/17/59	(500 bp) — Monthly	13,493
CMBX NA BB.11 Index	(4,405)	34,000	12,944	11/18/54	(500 bp) — Monthly	8,510
CMBX NA BB.11 Index	(934)	18,000	6,853	11/18/54	(500 bp) — Monthly	5,904
CMBX NA BB.11 Index	(550)	8,000	3,046	11/18/54	(500 bp) — Monthly	2,489
CMBX NA BB.8 Index	(9,647)	27,058	11,870	10/17/57	(500 bp) — Monthly	2,200
CMBX NA BB.8 Index	(3,109)	8,697	3,816	10/17/57	(500 bp) — Monthly	699
CMBX NA BB.9 Index	(968)	24,000	9,502	9/17/58	(500 bp) — Monthly	8,514
CMBX NA BB.9 Index	(1,419)	22,000	8,710	9/17/58	(500 bp) — Monthly	7,272
CMBX NA BB.9 Index	(413)	4,000	1,584	9/17/58	(500 bp) — Monthly	1,167
CMBX NA BB.9 Index	(109)	3,000	1,188	9/17/58	(500 bp) — Monthly	1,076
CMBX NA BBB−.12 Index	(19,555)	62,000	17,242	8/17/61	(300 bp) — Monthly	(2,344)
CMBX NA BBB−.12 Index	(11,982)	34,000	9,455	8/17/61	(300 bp) — Monthly	(2,544)

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(6,318)	$28,000	$7,787	8/17/61	(300 bp) — Monthly	$1,455
CMBX NA BBB−.12 Index	(5,137)	27,000	7,509	8/17/61	(300 bp) — Monthly	2,358
CMBX NA BBB−.12 Index	(4,077)	24,000	6,674	8/17/61	(300 bp) — Monthly	2,585
CMBX NA BBB−.12 Index	(7,682)	23,000	6,396	8/17/61	(300 bp) — Monthly	(1,298)
CMBX NA BBB−.12 Index	(2,710)	16,000	4,450	8/17/61	(300 bp) — Monthly	1,732
CMBX NA BBB−.14 Index	(224)	2,000	483	12/16/72	(300 bp) — Monthly	258
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.6 Index	(64)	489	71	5/11/63	(300 bp) — Monthly	7
CMBX NA BBB−.9 Index	(4,732)	20,000	4,324	9/17/58	(300 bp) — Monthly	(418)
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	45,228	11/17/59	(500 bp) — Monthly	31,668
CMBX NA BB.10 Index	(11,892)	100,000	44,780	11/17/59	(500 bp) — Monthly	32,805
CMBX NA BB.10 Index	(6,588)	53,000	23,733	11/17/59	(500 bp) — Monthly	17,101
CMBX NA BB.7 Index	(8,878)	300,473	95,400	5/11/63	(500 bp) — Monthly	90,256
CMBX NA BB.7 Index	(28,223)	149,550	54,870	1/17/47	(500 bp) — Monthly	26,522
CMBX NA BB.7 Index	(8,060)	47,895	17,573	1/17/47	(500 bp) — Monthly	9,473
CMBX NA BB.8 Index	(1,227)	6,765	2,968	10/17/57	(500 bp) — Monthly	1,735
Goldman Sachs International
CMBX NA BB.10 Index	(10,860)	48,000	21,494	11/17/59	(500 bp) — Monthly	10,594
CMBX NA BB.6 Index	(716)	4,182	1,328	5/11/63	(500 bp) — Monthly	608
CMBX NA BB.7 Index	(60,712)	292,257	107,229	1/17/47	(500 bp) — Monthly	46,274
CMBX NA BB.7 Index	(6,881)	41,053	15,062	1/17/47	(500 bp) — Monthly	8,147
CMBX NA BB.8 Index	(16,152)	44,453	19,501	10/17/57	(500 bp) — Monthly	3,313

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(9,579)	$25,125	$11,023	10/17/57	(500 bp) — Monthly	$1,423
CMBX NA BB.8 Index	(1,133)	9,664	4,239	10/17/57	(500 bp) — Monthly	3,098
CMBX NA BBB−.12 Index	(49,470)	276,000	76,756	8/17/61	(300 bp) — Monthly	27,148
CMBX NA BBB−.12 Index	(14,109)	79,000	21,970	8/17/61	(300 bp) — Monthly	7,822
JPMorgan Securities LLC
CMBX NA BB.7 Index	(7,834)	15,639	5,738	1/17/47	(500 bp) — Monthly	(2,110)
CMBX NA BBB−.10 Index	(18,410)	146,000	40,325	11/17/59	(300 bp) — Monthly	21,843
CMBX NA BBB−.14 Index	(122)	2,000	483	12/16/72	(300 bp) — Monthly	360
CMBX NA BBB−.7 Index	(96,249)	354,748	67,402	1/17/47	(300 bp) — Monthly	(29,028)
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	43,437	11/17/59	(500 bp) — Monthly	37,837
CMBX NA BBB−.10 Index	(12,134)	56,000	15,467	11/17/59	(300 bp) — Monthly	3,306
CMBX NA BBB−.9 Index	(4,816)	26,000	5,621	9/17/58	(300 bp) — Monthly	792
CMBX NA BBB−.9 Index	(371)	2,000	432	9/17/58	(300 bp) — Monthly	61
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(84)	297	48	5/11/63	(200 bp) — Monthly	(36)
CMBX NA BB.10 Index	(14,884)	49,000	21,942	11/17/59	(500 bp) — Monthly	7,018
CMBX NA BB.10 Index	(5,139)	49,000	21,942	11/17/59	(500 bp) — Monthly	16,762
CMBX NA BB.10 Index	(4,932)	21,000	9,404	11/17/59	(500 bp) — Monthly	4,454
CMBX NA BB.7 Index	(4,628)	23,459	8,607	1/17/47	(500 bp) — Monthly	3,960
CMBX NA BB.8 Index	(1,449)	3,865	1,696	10/17/57	(500 bp) — Monthly	243
CMBX NA BB.9 Index	(121)	3,000	1,188	9/17/58	(500 bp) — Monthly	1,065
CMBX NA BBB−.10 Index	(1,469)	14,000	3,867	11/17/59	(300 bp) — Monthly	2,391
CMBX NA BBB−.10 Index	(1,837)	8,000	2,210	11/17/59	(300 bp) — Monthly	369
CMBX NA BBB−.12 Index	(16,668)	128,000	35,597	8/17/61	(300 bp) — Monthly	18,865

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(2,659)	$8,000	$2,225	8/17/61	(300 bp) — Monthly	$(438)
CMBX NA BBB−.12 Index	(1,043)	5,000	1,391	8/17/61	(300 bp) — Monthly	345
CMBX NA BBB−.14 Index	(62)	1,000	242	12/16/72	(300 bp) — Monthly	179
CMBX NA BBB−.7 Index	(4,177)	35,475	6,740	1/17/47	(300 bp) — Monthly	2,545
CMBX NA BBB−.8 Index	(3,920)	28,000	5,328	10/17/57	(300 bp) — Monthly	1,394
CMBX NA BBB−.8 Index	(2,738)	20,000	3,806	10/17/57	(300 bp) — Monthly	1,059
CMBX NA BBB−.8 Index	(2,825)	20,000	3,806	10/17/57	(300 bp) — Monthly	971
CMBX NA BBB−.8 Index	(465)	3,000	571	10/17/57	(300 bp) — Monthly	105
Upfront premium received	—		Unrealized appreciation		571,542
Upfront premium (paid)	(615,306)		Unrealized (depreciation)		(42,742)
Total	$(615,306)		Total		$528,800
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(41,734)	$3,403,000	$51,794	6/20/28	500 bp — Quarterly	$15,260
CDX NA IG Series 41 Index	BBB+/P	(432,421)	33,600,000	398,496	12/20/28	100 bp — Quarterly	(26,459)
Total	$(474,155)		$(11,199)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

100 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$55,062,488	$29,295,096	$—
Capital goods	56,430,198	21,515,667	—
Communication services	24,938,974	4,650,518	—
Conglomerates	6,941,787	6,828,559	—
Consumer cyclicals	217,824,646	63,293,853	—
Consumer staples	81,392,423	40,496,759	—
Energy	62,649,687	24,459,134	—
Financials	167,498,212	75,793,739	—
Health care	172,197,103	46,316,738	11,068
Technology	439,644,031	50,783,793	—
Transportation	24,125,399	6,047,673	—
Utilities and power	33,177,821	9,771,609	—
Total common stocks	1,341,882,769	379,253,138	11,068
Asset-backed securities	—	1,170,840	—
Collateralized loan obligations	—	16,502,594	—
Convertible bonds and notes	—	364,260	—
Convertible preferred stocks	244,699	—	—
Corporate bonds and notes	—	200,362,170	—
Foreign government and agency bonds and notes	—	8,961,789	—
Investment companies	410,083	—	—
Mortgage-backed securities	—	48,182,799	—
Purchased options outstanding	—	8,863,441	—
Senior loans	—	6,576,502	—
U.S. government and agency mortgage obligations	—	138,966,874	—
U.S. treasury obligations	—	198,296	—
Short-term investments	10,603,000	116,403,597	—
Totals by level	$1,353,140,551	$925,806,300	$11,068

Dynamic Asset Allocation Growth Fund 101

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$559,615	$—
Futures contracts	(2,567,580)	—	—
Written options outstanding	—	(1,362,672)	—
TBA sale commitments	—	(13,658,243)	—
Interest rate swap contracts	—	(224,150)	—
Total return swap contracts	—	379,347	—
Credit default contracts	—	1,131,563	—
Totals by level	$(2,567,580)	$(13,174,540)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,773,070,620)	$2,179,843,235
Affiliated issuers (identified cost $99,114,684) (Note 5)	99,114,684
Cash	113,946
Foreign currency (cost $683,369) (Note 1)	629,788
Dividends, interest and other receivables	6,344,012
Foreign tax reclaim	1,377,773
Receivable for shares of the fund sold	3,223,721
Receivable for investments sold	8,203,396
Receivable for sales of TBA securities (Note 1)	13,928,796
Receivable for variation margin on futures contracts (Note 1)	308,108
Receivable for variation margin on centrally cleared swap contracts (Note 1)	20,290
Unrealized appreciation on forward currency contracts (Note 1)	1,594,295
Unrealized appreciation on OTC swap contracts (Note 1)	3,868,118
Premium paid on OTC swap contracts (Note 1)	616,581
Receivable from broker (Note 1)	27
Deposits with broker (Note 1)	3,324,679
Prepaid assets	39,851
Total assets	2,322,551,300

LIABILITIES
Payable for investments purchased	8,233,327
Payable for purchases of delayed delivery securities (Note 1)	600,000
Payable for purchases of TBA securities (Note 1)	87,348,490
Payable for shares of the fund repurchased	2,314,345
Payable for compensation of Manager (Note 2)	1,080,991
Payable for custodian fees (Note 2)	65,331
Payable for investor servicing fees (Note 2)	701,003
Payable for Trustee compensation and expenses (Note 2)	349,987
Payable for administrative services (Note 2)	7,619
Payable for distribution fees (Note 2)	1,111,874
Payable for variation margin on futures contracts (Note 1)	96,445
Payable for variation margin on centrally cleared swap contracts (Note 1)	112,687
Unrealized depreciation on OTC swap contracts (Note 1)	3,190,306
Premium received on OTC swap contracts (Note 1)	246,439
Unrealized depreciation on forward currency contracts (Note 1)	1,034,680
Written options outstanding, at value (premiums $1,108,419) (Note 1)	1,362,672
TBA sale commitments, at value (proceeds receivable $13,908,477) (Note 1)	13,658,243
Collateral on certain derivative contracts, at value (Notes 1 and 9)	10,801,296
Other accrued expenses	629,889
Total liabilities	132,945,624

Net assets	$2,189,605,676

(Continued on next page)

Dynamic Asset Allocation Growth Fund 103

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,769,353,517
Total distributable earnings (Note 1)	420,252,159
Total — Representing net assets applicable to capital shares outstanding	$2,189,605,676

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,496,298,007 divided by 87,782,067 shares)	$17.05
Offering price per class A share (100/94.25 of $17.05)*	$18.09
Net asset value and offering price per class B share ($10,210,553 divided by 618,528 shares)**	$16.51
Net asset value and offering price per class C share ($130,413,569 divided by 8,366,707 shares)**	$15.59
Net asset value, offering price and redemption price per class P share
($25,378,365 divided by 1,463,533 shares)	$17.34
Net asset value, offering price and redemption price per class R share
($13,806,103 divided by 834,252 shares)	$16.55
Net asset value, offering price and redemption price per class R5 share
($4,328 divided by 248 shares)†	$17.46
Net asset value, offering price and redemption price per class R6 share
($314,891,046 divided by 18,139,481 shares)	$17.36
Net asset value, offering price and redemption price per class Y share
($198,603,705 divided by 11,468,209 shares)	$17.32

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Dividends (net of foreign taxes paid and refunded of $1,044,099)	$34,609,460
Interest (including interest income of $5,189,141 from investments in affiliated issuers) (Note 5)	25,261,213
Total investment income	59,870,673

EXPENSES
Compensation of Manager (Note 2)	13,769,149
Investor servicing fees (Note 2)	2,927,175
Custodian fees (Note 2)	353,626
Trustee compensation and expenses (Note 2)	104,695
Distribution fees (Note 2)	5,400,947
Administrative services (Note 2)	77,009
Other	836,444
Total expenses	23,469,045
Expense reduction (Note 2)	(53,709)
Net expenses	23,415,336

Net investment income	36,455,337

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $92,319) (Notes 1 and 3)	34,724,385
Foreign currency transactions (Note 1)	(92,764)
Forward currency contracts (Note 1)	(1,222,727)
Futures contracts (Note 1)	(20,811,891)
Swap contracts (Note 1)	7,525,102
Written options (Note 1)	554,608
Net increase from payments by affiliates (Note 2)	617,208
Total net realized gain	21,293,921
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	330,373,619
Assets and liabilities in foreign currencies	55,321
Forward currency contracts	455,929
Futures contracts	(6,590,397)
Swap contracts	(1,580,663)
Written options	(254,253)
Total change in net unrealized appreciation	322,459,556

Net gain on investments	343,753,477

Net increase in net assets resulting from operations	$380,208,814

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 105

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$36,455,337	$32,002,134
Net realized gain on investments
and foreign currency transactions	21,293,921	31,685,770
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	322,459,556	(597,861,490)
Net increase (decrease) in net assets resulting
from operations	380,208,814	(534,173,586)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,764,176)	(27,310,209)
Class B	—	(196,807)
Class C	—	(1,848,604)
Class P	(3,376,282)	(6,434,521)
Class R	(60,270)	(271,796)
Class R5	—	(274,097)
Class R6	(3,084,759)	(7,275,396)
Class Y	(2,151,365)	(5,295,251)
Net realized short-term gain on investments
Class A	—	(68,166,539)
Class B	—	(1,151,654)
Class C	—	(8,701,657)
Class P	—	(12,722,794)
Class R	—	(842,933)
Class R5	—	(593,576)
Class R6	—	(14,888,492)
Class Y	—	(11,406,907)
Net realized long-term gain on investments
Class A	(14,646,130)	(142,212,700)
Class B	(177,057)	(2,402,642)
Class C	(1,661,578)	(18,153,866)
Class P	(3,118,010)	(26,542,976)
Class R	(160,060)	(1,758,571)
Class R5	(8,887)	(1,238,351)
Class R6	(2,992,401)	(31,061,174)
Class Y	(2,323,474)	(23,797,701)
Increase (decrease) from capital share transactions (Note 4)	(475,386,599)	214,630,867
Total decrease in net assets	(138,702,234)	(734,091,933)

NET ASSETS
Beginning of year	2,328,307,910	3,062,399,843
End of year	$2,189,605,676	$2,328,307,910

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 107

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$14.82	.26	2.24	2.50	(.11)	(.16)	(.27)	$17.05	17.03	$1,496,298	1.05	1.54	191
September 30, 2022	20.95	.19	(3.46)	(3.27)	(.33)	(2.53)	(2.86)	14.82	(18.53)	1,352,591	1.03	1.08	171
September 30, 2021	16.98	.15	3.91	4.06	(.09)	—	(.09)	20.95	23.97	1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
Class B
September 30, 2023	$14.37	.12	2.18	2.30	—	(.16)	(.16)	$16.51	16.11	$10,211	1.80	.74	191
September 30, 2022	20.35	.05	(3.36)	(3.31)	(.14)	(2.53)	(2.67)	14.37	(19.12)	17,493	1.78	.27	171
September 30, 2021	16.54	—[e]	3.81	3.81	—	—	—	20.35	23.04	31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
Class C
September 30, 2023	$13.57	.12	2.06	2.18	—	(.16)	(.16)	$15.59	16.17	$130,414	1.80	.79	191
September 30, 2022	19.40	.05	(3.18)	(3.13)	(.17)	(2.53)	(2.70)	13.57	(19.16)	144,712	1.78	.32	171
September 30, 2021	15.77	—[e]	3.63	3.63	—	—	—	19.40	23.02	213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
Class P
September 30, 2023	$15.08	.28	2.32	2.60	(.18)	(.16)	(.34)	$17.34	17.42	$25,378.66		1.69	191
September 30, 2022	21.29	.27	(3.54)	(3.27)	(.41)	(2.53)	(2.94)	15.08	(18.29)	285,584.65		1.47	171
September 30, 2021	17.25	.23	3.97	4.20	(.16)	—	(.16)	21.29	24.45	323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
Class R
September 30, 2023	$14.39	.21	2.17	2.38	(.06)	(.16)	(.22)	$16.55	16.69	$13,806	1.30	1.29	191
September 30, 2022	20.40	.14	(3.36)	(3.22)	(.26)	(2.53)	(2.79)	14.39	(18.71)	14,349	1.28	.80	171
September 30, 2021	16.52	.10	3.81	3.91	(.03)	—	(.03)	20.40	23.68	23,901	1.27	. 52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
Class R5
September 30, 2023	$15.04	.25	2.33	2.58	—	(.16)	(.16)	$17.46	17.26	$4.80		1.59	191
September 30, 2022	21.22	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.04	(18.32)	11,893.79		1.32	171
September 30, 2021	17.20	.21	3.94	4.15	(.13)	—	(.13)	21.22	24.24	15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 109

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$15.09	.32	2.28	2.60	(.17)	(.16)	(.33)	$17.36	17.42	$314,891.70		1.89	191
September 30, 2022	21.29	.26	(3.53)	(3.27)	(.40)	(2.53)	(2.93)	15.09	(18.27)	280,296.69		1.42	171
September 30, 2021	17.25	.23	3.96	4.19	(.15)	—	(.15)	21.29	24.41	390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
Class Y
September 30, 2023	$15.06	.30	2.27	2.57	(.15)	(.16)	(.31)	$17.32	17.26	$198,604.80		1.80	191
September 30, 2022	21.24	.24	(3.51)	(3.27)	(.38)	(2.53)	(2.91)	15.06	(18.29)	221,391.78		1.32	171
September 30, 2021	17.21	.21	3.95	4.16	(.13)	—	(.13)	21.24	24.27	301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

112 Dynamic Asset Allocation Growth Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of

Dynamic Asset Allocation Growth Fund 113

American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial

114 Dynamic Asset Allocation Growth Fund

investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Asset Allocation Growth Fund 115

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,117,718 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could

116 Dynamic Asset Allocation Growth Fund

be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $1,206,961 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Dynamic Asset Allocation Growth Fund 117

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $521,939 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $483,044 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged

118 Dynamic Asset Allocation Growth Fund

to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,703,936 to increase undistributed net investment income, $28,546 to increase paid-in capital and $8,732,482 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$454,336,498
Unrealized depreciation	(118,217,833)
Net unrealized appreciation	336,118,665
Undistributed ordinary income	43,147,104
Undistributed short-term gains	1,679,665
Undistributed long-term gains	39,791,513
Cost for federal income tax purposes	$1,927,097,134

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Growth Fund 119

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.591% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $617,208 for trading errors which occurred during the reporting period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

120 Dynamic Asset Allocation Growth Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,173,711	Class R	21,352
Class B	21,343	Class R5	3,544
Class C	211,684	Class R6	152,652
Class P	12,979	Class Y	329,910
		Total	$2,927,175

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $53,709 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,941, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,731,453
Class B	1.00%	1.00%	145,711
Class C	1.00%	1.00%	1,450,616
Class R	1.00%	0.50%	73,167
Total			$5,400,947

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $180,335 from the sale of class A shares and received $67 and $2,244 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,321 on class A redemptions.

Dynamic Asset Allocation Growth Fund 121

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,387,097,294	$4,681,936,510
U.S. government securities (Long-term)	—	—
Total	$4,387,097,294	$4,681,936,510

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	4,478,930	$74,239,592	4,701,536	$85,429,246
Shares issued in connection with
reinvestment of distributions	1,509,844	23,689,444	12,246,134	230,349,774
	5,988,774	97,929,036	16,947,670	315,779,020
Shares repurchased	(9,469,265)	(157,002,860)	(9,834,687)	(177,226,776)
Net increase (decrease)	(3,480,491)	$(59,073,824)	7,112,983	$138,552,244

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	6,924	$110,321	16,976	$309,083
Shares issued in connection with
reinvestment of distributions	11,521	176,160	201,807	3,701,134
	18,445	286,481	218,783	4,010,217
Shares repurchased	(617,498)	(9,930,545)	(528,028)	(9,407,075)
Net decrease	(599,053)	$(9,644,064)	(309,245)	$(5,396,858)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	853,683	$12,913,446	1,136,498	$19,058,832
Shares issued in connection with
reinvestment of distributions	114,682	1,656,013	1,649,114	28,579,154
	968,365	14,569,459	2,785,612	47,637,986
Shares repurchased	(3,262,333)	(49,661,237)	(3,125,478)	(51,737,710)
Net decrease	(2,293,968)	$(35,091,778)	(339,866)	$(4,099,724)

122 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,860,734	$46,757,667	7,321,268	$131,847,053
Shares issued in connection with
reinvestment of distributions	407,933	6,494,292	2,392,652	45,699,657
	3,268,667	53,251,959	9,713,920	177,546,710
Shares repurchased	(20,740,470)	(346,480,930)	(5,980,029)	(107,608,659)
Net increase (decrease)	(17,471,803)	$(293,228,971)	3,733,891	$69,938,051

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	105,616	$1,699,684	114,436	$2,009,295
Shares issued in connection with
reinvestment of distributions	14,373	219,469	155,809	2,851,306
	119,989	1,919,153	270,245	4,860,601
Shares repurchased	(283,016)	(4,523,364)	(444,455)	(8,092,488)
Net decrease	(163,027)	$(2,604,211)	(174,210)	$(3,231,887)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	7,665	$122,053	47,818	$870,795
Shares issued in connection with
reinvestment of distributions	554	8,887	110,551	2,105,995
	8,219	130,940	158,369	2,976,790
Shares repurchased	(798,640)	(13,428,292)	(99,620)	(1,832,468)
Net increase (decrease)	(790,421)	$(13,297,352)	58,749	$1,144,322

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,650,254	$62,146,404	2,654,560	$48,782,453
Shares issued in connection with
reinvestment of distributions	376,849	6,006,976	2,758,486	52,687,081
	4,027,103	68,153,380	5,413,046	101,469,534
Shares repurchased	(4,459,549)	(74,850,770)	(5,198,053)	(94,534,287)
Net increase (decrease)	(432,446)	$(6,697,390)	214,993	$6,935,247

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,347,728	$56,516,273	3,535,831	$65,253,210
Shares issued in connection with
reinvestment of distributions	272,123	4,329,472	2,044,328	38,985,344
	3,619,851	60,845,745	5,580,159	104,238,554
Shares repurchased	(6,856,615)	(116,594,754)	(5,053,380)	(93,449,082)
Net increase (decrease)	(3,236,764)	$(55,749,009)	526,779	$10,789,472

Dynamic Asset Allocation Growth Fund 123

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$148,416,010	$326,382,311	$375,683,637	$5,189,141	$99,114,684
Total Short-term
investments	$148,416,010	$326,382,311	$375,683,637	$5,189,141	$99,114,684

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

124 Dynamic Asset Allocation Growth Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$27,000
Written equity option contracts (contract amount)	$23,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$139,400,000
Centrally cleared interest rate swap contracts (notional)	$230,500,000
OTC total return swap contracts (notional)	$354,000,000
OTC credit default contracts (notional)	$6,600,000
Centrally cleared credit default contracts (notional)	$36,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,607,062*	Payables	$475,499
Foreign exchange
contracts	Receivables	1,594,295	Payables	1,034,680
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	13,439,062*	Unrealized depreciation	5,089,304*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	567,434*	Unrealized depreciation	3,828,806*
Total		$17,207,853		$10,428,289

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 125

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$910,098	$910,098
Foreign exchange contracts	—	—	(1,222,727)	—	$(1,222,727)
Equity contracts	(216,080)	(15,271,068)	—	6,258,143	$(9,229,005)
Interest rate contracts	—	(5,540,823)	—	356,861	$(5,183,962)
Total	$(216,080)	$(20,811,891)	$(1,222,727)	$7,525,102	$(14,725,596)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$674,804	$674,804
Foreign exchange contracts	—	—	455,929	—	$455,929
Equity contracts	2,448,951	(10,024,095)	—	(2,277,564)	$(9,852,708)
Interest rate contracts	—	3,433,698	—	22,097	$3,455,795
Total	$2,448,951	$(6,590,397)	$455,929	$(1,580,663)	$(5,266,180)

126 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 127

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$20,290	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$20,290
OTC Total return swap
contracts*#	—	3,035,200	—	—	—	—	—	231,507	—	—	—	—	—	—	—	—	—	—	3,266,707
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	269,296	287,904	278,039	—	—	113,680	64,836	130,351	—	—	—	—	—	1,144,106
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	84,600	—	—	—	—	—	—	223,508	—	—	—	—	—	—	—	308,108
Forward currency contracts#	202,062	—	—	—	120,768	—	—	2,631	—	44,406	—	—	308,970	276,398	124,240	18,643	—	496,177	1,594,295
Purchased options**#	—	—	—	—	8,863,441	—	—	—	—	—	—	—	—	—	—	—	—	—	8,863,441
Total Assets	$202,062	$3,035,200	$20,290	$84,600	$8,984,209	$269,296	$287,904	$512,177	$—	$44,406	$337,188	$64,836	$439,321	$276,398	$124,240	$18,643	$—	$496,177	$15,196,947
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	90,991	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	90,991
OTC Total return swap
contracts*#	—	2,608,036	—	—	—	—	—	279,324	—	—	—	—	—	—	—	—	—	—	2,887,360
OTC Credit default
contracts — protection sold*#	71	—	—	—	—	272,243	45,538	68,076	—	—	37,979	—	51,592	—	—	—	—	—	475,499
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	21,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	21,696
Futures contracts§	—	—	—	89,976	—	—	—	—	—	—	6,469	—	—	—	—	—	—	—	96,445
Forward currency contracts#	114,049	—	—	—	1,462	—	—	152,546	131,992	221,548	—	—	78,985	—	334,098	—	—	—	1,034,680
Written options#	—	—	—	—	1,362,672	—	—	—	—	—	—	—	—	—	—	—	—	—	1,362,672
Total Liabilities	$114,120	$2,608,036	$112,687	$89,976	$1,364,134	$272,243	$45,538	$499,946	$131,992	$221,548	$44,448	$—	$130,577	$—	$334,098	$—	$—	$—	$5,969,343
Total Financial and
Derivative Net Assets	$87,942	$427,164	$(92,397)	$(5,376)	$7,620,075	$(2,947)	$242,366	$12,231	$(131,992)	$(177,142)	$292,740	$64,836	$308,744	$276,398	$(209,858)	$18,643	$—	$496,177	$9,227,604
Total collateral received
(pledged)†##	$87,942	$420,000	$—	$—	$7,483,000	$—	$242,366	$12,231	$(131,992)	$(177,142)	$130,000	$64,836	$270,000	$220,000	$(131,195)	$—	$—	$—
Net amount	$—	$7,164	$(92,397)	$(5,376)	$137,075	$(2,947)	$—	$—	$—	$—	$162,740	$—	$38,744	$56,398	$(78,663)	$18,643	$—	$496,177

128 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 129

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled collateral
received (including TBA
commitments)**	$115,335	$420,000	$—	$—	$7,483,000	$—	$260,000	$1,820,000	$—	$—	$130,000	$82,961	$270,000	$220,000	$—	$—	$—	$—	$10,801,296
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(204,747)	$—	$—	$(132,189)	$(219,660)	$(150,079)	$—	$—	$—	$(131,195)	$—	$(214,693)	$—	$(1,052,563)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $5,158,348 and $3,324,679, respectively.

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

130 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Balanced Fund 25

The fund’s portfolio 9/30/23

COMMON STOCKS (70.4%)*	Shares	Value
Advertising and marketing services (—%)
Trade Desk, Inc. (The) Class A †	6,421	$501,801
		501,801
Automotive (1.6%)
Bayerische Motoren Werke AG (Germany)	6,626	674,921
Blue Bird Corp. †	3,064	65,416
Dana, Inc.	4,719	69,228
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	9,746	916,628
Ford Motor Co.	46,436	576,735
General Motors Co.	186,452	6,147,322
PROG Holdings, Inc. †	2,145	71,235
Stellantis NV (Italy)	79,628	1,526,498
Tesla, Inc. †	51,425	12,867,563
Toyota Motor Corp. (Japan)	6,500	116,800
Triton International, Ltd. (Bermuda)	5,576	458,738
TuSimple Holdings, Inc. Class A †	51,508	80,352
United Rentals, Inc.	8,629	3,836,195
Visteon Corp. †	2,814	388,529
Volkswagen AG (Preference) (Germany)	9,148	1,053,267
		28,849,427
Basic materials (3.3%)
AdvanSix, Inc.	5,136	159,627
American Vanguard Corp.	5,052	55,218
American Woodmark Corp. †	3,084	233,181
Andersons, Inc. (The)	4,259	219,381
Anglo American PLC (London Exchange) (United Kingdom)	30,608	847,423
AptarGroup, Inc.	4,403	550,551
ArcelorMittal SA (France)	46,127	1,153,631
Archer-Daniels-Midland Co.	7,827	590,312
Arcosa, Inc.	1,231	88,509
Arkema SA (France)	3,675	362,383
Atkore, Inc. †	3,244	483,972
Avient Corp.	1,713	60,503
BHP Group, Ltd. (ASE Exchange) (Australia)	79,497	2,254,182
BHP Group, Ltd. (London Exchange) (Australia)	5,587	158,292
BlueScope Steel, Ltd. (Australia)	46,384	579,273
Boise Cascade Co.	4,221	434,932
Builders FirstSource, Inc. †	36,454	4,538,158
CF Industries Holdings, Inc.	7,127	611,069
Cie de Saint-Gobain SA (France)	21,987	1,317,209
Clearwater Paper Corp. †	2,016	73,080
Commercial Metals Co.	1,376	67,988
Constellium SE (France) †	22,454	408,663
Corteva, Inc.	66,743	3,414,572
CRH PLC (Ireland)	49,302	2,698,298
CRH PLC (London Exchange) (Ireland)	46,818	2,582,254
Dole PLC (Ireland)	5,811	67,291
Dow, Inc.	10,817	557,725
DuPont de Nemours, Inc.	36,974	2,757,891
Eastman Chemical Co.	19,993	1,533,863

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Basic materials cont.
Eiffage SA (France)	6,188	$587,792
Element Solutions, Inc.	28,853	565,807
Fortune Brands Innovations, Inc.	9,049	562,486
Freeport-McMoRan, Inc. (Indonesia)	124,244	4,633,059
Frontdoor, Inc. †	9,991	305,625
Glencore PLC (United Kingdom)	159,243	910,680
Holcim AG (Switzerland)	10,036	642,560
Huntsman Corp.	23,193	565,909
Innospec, Inc.	2,213	226,169
LightWave Logic, Inc. †	25,480	113,896
Limbach Holdings, Inc. †	2,615	82,974
Linde PLC	5,136	1,912,390
Martin Marietta Materials, Inc.	5,156	2,116,435
Minerals Technologies, Inc.	1,151	63,029
Misumi Group, Inc. (Japan)	4,700	73,381
Mueller Industries, Inc.	4,720	354,755
Nucor Corp.	3,699	578,339
Olin Corp.	11,471	573,321
Orion Engineered Carbons SA (Luxembourg)	4,324	92,015
PotlatchDeltic Corp. R	2,661	120,783
PPG Industries, Inc.	23,768	3,085,087
Reliance Steel & Aluminum Co.	2,276	596,835
Rio Tinto PLC (United Kingdom)	10,480	658,324
Sherwin-Williams Co. (The)	11,258	2,871,353
Shin-Etsu Chemical Co., Ltd. (Japan)	48,600	1,410,586
Simpson Manufacturing Co., Inc.	1,352	202,543
South32, Ltd. (Australia)	107,714	235,655
Standex International Corp.	524	76,342
Steel Dynamics, Inc.	5,604	600,861
Sterling Construction Co., Inc. †	5,029	369,531
Taiyo Nippon Sanso Corp. (Japan)	21,200	502,453
Tenaris SA (Italy)	25,735	406,640
TopBuild Corp. †	2,159	543,204
Tronox Holdings PLC Class A	23,168	311,378
Tutor Perini Corp. †	5,695	44,592
UFP Industries, Inc.	4,954	507,290
WestRock Co.	19,486	697,599
Weyerhaeuser Co. R	37,684	1,155,391
Worthington Industries, Inc.	450	27,819
Yara International ASA (Norway)	11,903	450,809
		58,695,128
Broadcasting (—%)
Sinclair, Inc.	6,091	68,341
		68,341
Building materials (0.1%)
AAON, Inc.	997	56,699
Apogee Enterprises, Inc.	1,620	76,270
JELD-WEN Holding, Inc. †	12,659	169,124
Masonite International Corp. †	1,118	104,220

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (70.4%)* cont.	Shares	Value
Building materials cont.
Modine Manufacturing Co. †	8,492	$388,509
Owens Corning	4,729	645,083
PGT Innovations, Inc. †	3,136	87,024
		1,526,929
Capital goods (3.2%)
Adient PLC †	1,822	66,867
Aeva Technologies, Inc. †	36,789	28,140
Alamo Group, Inc.	383	66,205
Albany International Corp. Class A	937	80,844
Allison Transmission Holdings, Inc.	11,813	697,676
American Axle & Manufacturing Holdings, Inc. †	32,526	236,139
Applied Industrial Technologies, Inc.	2,045	316,177
Aptiv PLC †	7,488	738,242
Astec Industries, Inc.	1,573	74,104
Astronics Corp. †	4,509	71,513
BAE Systems PLC (United Kingdom)	118,466	1,438,043
Ball Corp.	28,257	1,406,633
Barnes Group, Inc.	1,908	64,815
Belden, Inc.	1,866	180,162
Berry Global Group, Inc.	9,289	575,082
Boeing Co. (The) †	2,897	555,297
Caterpillar, Inc.	6,042	1,649,466
Comfort Systems USA, Inc.	456	77,707
Cummins, Inc.	2,610	596,281
Dassault Aviation SA (France)	1,806	339,700
Deere & Co.	1,457	549,843
Eaton Corp. PLC	2,586	551,542
Ebara Corp. (Japan)	9,400	440,333
Emerson Electric Co.	5,707	551,125
Encore Wire Corp.	1,338	244,131
Enviri Corp. †	9,507	68,641
Fortive Corp.	7,354	545,373
Franklin Electric Co., Inc.	864	77,095
GEA Group AG (Germany)	13,184	487,319
Gentherm, Inc. †	1,142	61,965
GrafTech International, Ltd.	51,825	198,490
HEICO Corp.	3,439	556,877
Hillenbrand, Inc.	2,667	112,841
Honeywell International, Inc.	17,239	3,184,733
Hyster-Yale Materials Handling, Inc.	2,373	105,788
Ingersoll Rand, Inc.	55,630	3,544,744
ITT, Inc.	5,533	541,736
Jacobs Solutions, Inc.	7,852	1,071,798
Johnson Controls International PLC	84,191	4,479,802
Kone Oyj Class B (Finland)	2,924	123,286
L3Harris Technologies, Inc.	3,506	610,465
Legrand SA (France)	6,696	614,537
LKQ Corp.	11,189	553,967
Lockheed Martin Corp.	1,438	588,084

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Capital goods cont.
Mitsubishi Electric Corp. (Japan)	44,200	$546,447
Mitsubishi Heavy Industries, Ltd. (Japan)	24,600	1,378,243
MYR Group, Inc. †	810	109,156
NGK Insulators, Ltd. (Japan)	28,200	373,772
nLight, Inc. †	4,798	49,899
Northrop Grumman Corp.	7,936	3,493,348
O-I Glass, Inc. †	18,701	312,868
Otis Worldwide Corp.	7,387	593,250
Parker Hannifin Corp.	1,484	578,048
Powell Industries, Inc.	1,574	130,485
Prysmian SpA (Italy)	49,001	1,965,902
Republic Services, Inc.	4,059	578,448
Rheinmetall AG (Germany)	2,430	626,508
RTX Corp.	42,385	3,050,448
Ryerson Holding Corp.	8,379	243,745
Shyft Group, Inc. (The)	4,402	65,898
Standard Motor Products, Inc.	856	28,779
Stoneridge, Inc. †	3,359	67,415
Terex Corp.	7,437	428,520
Tetra Tech, Inc.	3,979	604,927
Textron, Inc.	7,652	597,927
Titan International, Inc. †	7,125	95,689
Titan Machinery, Inc. †	2,716	72,191
TransDigm Group, Inc. †	2,662	2,244,412
Valmont Industries, Inc.	2,409	578,666
Vertiv Holdings Co.	90,593	3,370,060
Vinci SA (France)	25,920	2,869,519
Waste Connections, Inc.	11,790	1,583,397
Watts Water Technologies, Inc. Class A	511	88,311
Xylem, Inc./NY	6,125	557,559
Zurn Elkay Water Solutions Corp.	11,829	331,449
		56,738,894
Commercial and consumer services (2.4%)
Arrowhead Pharmaceuticals, Inc. †	8,982	241,346
Automatic Data Processing, Inc.	32,132	7,730,317
Barrett Business Services, Inc.	714	64,431
Booking Holdings, Inc. †	3,747	11,555,560
Cimpress PLC (Ireland) †	3,431	240,204
Cintas Corp.	1,211	582,503
Compass Group PLC (United Kingdom)	55,191	1,344,549
CoStar Group, Inc. †	16,022	1,231,932
Ecolab, Inc.	3,207	543,266
Expedia Group, Inc. †	6,619	682,220
Experian PLC (United Kingdom)	31,823	1,039,630
Forrester Research, Inc. †	1,267	36,616
Franklin Covey Co. †	1,684	72,277
Global Payments, Inc.	4,663	538,064
Green Dot Corp. Class A †	4,806	66,948
Huron Consulting Group, Inc. †	770	80,203

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (70.4%)* cont.	Shares	Value
Commercial and consumer services cont.
Jardine Matheson Holdings, Ltd. (Hong Kong)	5,800	$269,124
Laureate Education, Inc.	26,210	369,561
LiveRamp Holdings, Inc. †	12,263	353,665
Mastercard, Inc. Class A	22,871	9,054,858
PayPal Holdings, Inc. †	103,712	6,063,004
Pitney Bowes, Inc.	41,055	123,986
RE/MAX Holdings, Inc. Class A	3,344	43,271
SP Plus Corp. †	1,969	71,081
StoneCo., Ltd. Class A (Brazil) †	27,279	291,067
WEX, Inc. †	2,862	538,314
Worldline SA/France (France) †	19,699	550,830
		43,778,827
Communication services (1.2%)
American Tower Corp. R	36,553	6,011,140
AT&T, Inc.	227,754	3,420,865
Cambium Networks Corp. †	4,007	29,371
Charter Communications, Inc. Class A †	6,295	2,768,667
Comcast Corp. Class A	64,109	2,842,594
Crown Castle, Inc. R	5,884	541,505
Iridium Communications, Inc.	11,878	540,330
KDDI Corp. (Japan)	17,900	547,942
Liberty Latin America, Ltd. Class C (Chile) †	33,318	271,875
Nippon Telegraph & Telephone Corp. (Japan)	530,100	626,100
SBA Communications Corp. R	7,777	1,556,722
T-Mobile US, Inc. †	12,370	1,732,419
Telstra Group, Ltd. (Australia)	313,577	775,436
Verizon Communications, Inc.	17,893	579,912
		22,244,878
Communications equipment (—%)
Motorola Solutions, Inc.	2,004	545,569
Viavi Solutions, Inc. †	6,887	62,947
		608,516
Computers (5.3%)
A10 Networks, Inc.	18,948	284,788
Adeia, Inc.	17,912	191,300
Agilysys, Inc. †	2,219	146,809
Amplitude, Inc. Class A †	6,685	77,345
AppFolio, Inc. Class A †	389	71,043
Apple, Inc.	398,589	68,242,423
Asana, Inc. Class A †	3,402	62,291
Bandwidth, Inc. Class A †	8,538	96,223
Calix, Inc. †	8,209	376,301
Cisco Systems, Inc.	114,778	6,170,465
CommVault Systems, Inc. †	5,656	382,402
Dropbox, Inc. Class A †	21,033	572,729
Elastic NV †	10,294	836,285
Enfusion, Inc. Class A †	8,316	74,595
Extreme Networks, Inc. †	16,504	399,562
Fortinet, Inc. †	9,430	553,352

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Computers cont.
Fujitsu, Ltd. (Japan)	9,500	$1,117,739
GitLab, Inc. Class A †	12,700	574,294
HashiCorp., Inc. Class A †	23,356	533,217
MongoDB, Inc. †	1,808	625,315
MSCI, Inc.	5,730	2,939,948
NetApp, Inc.	3,860	292,897
NetScout Systems, Inc. †	2,597	72,768
OneSpan, Inc. †	5,880	63,210
PDF Solutions, Inc. †	1,812	58,709
Phreesia, Inc. †	6,724	125,604
PlayAGS, Inc. †	6,947	45,294
Pure Storage, Inc. Class A †	13,828	492,553
Qualys, Inc. †	3,031	462,379
Rapid7, Inc. †	8,431	385,971
RingCentral, Inc. Class A †	18,393	544,985
Smartsheet, Inc. Class A †	18,187	735,846
Snowflake, Inc. Class A †	3,759	574,262
Super Micro Computer, Inc. †	2,189	600,268
Synopsys, Inc. †	13,605	6,244,287
Vimeo, Inc. †	32,563	115,273
Weave Communications, Inc. †	17,057	139,015
Yext, Inc. †	31,159	197,236
		95,478,983
Conglomerates (0.5%)
3M Co.	5,612	525,395
AMETEK, Inc.	30,748	4,543,324
General Electric Co.	5,063	559,715
Marubeni Corp. (Japan)	80,100	1,248,330
Mitsubishi Corp. (Japan)	24,700	1,176,724
Mitsui & Co., Ltd. (Japan)	41,000	1,486,008
SPX Technologies, Inc. †	2,808	228,571
		9,768,067
Consumer (0.4%)
LVMH Moet Hennessy Louis Vuitton SA (France)	7,082	5,342,850
Pandora A/S (Denmark)	6,979	719,456
Signet Jewelers, Ltd.	5,251	377,074
		6,439,380
Consumer staples (4.8%)
A-Mark Precious Metals, Inc.	3,233	94,824
ACCO Brands Corp.	13,539	77,714
Altria Group, Inc.	51,764	2,176,676
Asahi Group Holdings, Ltd. (Japan)	35,700	1,334,715
Auto Trader Group PLC (United Kingdom)	68,835	515,980
Bloomin’ Brands, Inc.	2,593	63,762
Brink’s Co. (The)	4,627	336,105
Cal-Maine Foods, Inc.	1,408	68,175
Cargurus, Inc. †	13,239	231,947
Carlsberg A/S Class B (Denmark)	1,188	149,701
Carrols Restaurant Group, Inc. †	19,357	127,563

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (70.4%)* cont.	Shares	Value
Consumer staples cont.
Chipotle Mexican Grill, Inc. †	1,407	$2,577,385
CK Hutchison Holdings, Ltd. (Hong Kong)	353,000	1,881,364
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	44,400	580,324
Coca-Cola Co. (The)	202,995	11,363,660
Coca-Cola Consolidated, Inc.	591	376,065
Coca-Cola Europacific Partners PLC (Spain)	29,152	1,821,417
Coca-Cola HBC AG (Italy)	33,756	923,889
Coles Group, Ltd. (Australia)	63,814	635,536
Colgate-Palmolive Co.	8,204	583,386
CoreCivic, Inc. †	7,135	80,269
Costco Wholesale Corp.	9,869	5,575,591
Coursera, Inc. †	5,924	110,720
Dave & Buster’s Entertainment, Inc. †	3,226	119,588
DoorDash, Inc. Class A †	8,657	687,972
e.l.f. Beauty, Inc. †	589	64,690
Etsy, Inc. †	8,972	579,412
First Watch Restaurant Group, Inc. †	6,817	117,866
Heidrick & Struggles International, Inc.	4,184	104,684
Hershey Co. (The)	2,862	572,629
Hostess Brands, Inc. †	11,183	372,506
Hudson Technologies, Inc. †	8,418	111,959
Imperial Brands PLC (United Kingdom)	59,034	1,198,794
Ingles Markets, Inc. Class A	1,664	125,349
Insperity, Inc.	673	65,685
Inter Parfums, Inc.	2,821	378,973
ITOCHU Corp. (Japan)	47,700	1,723,412
Itron, Inc. †	6,350	384,683
Jeronimo Martins SGPS SA (Portugal)	14,067	315,707
John B. Sanfilippo & Son, Inc.	908	89,710
Kenvue, Inc.	74,240	1,490,739
Kerry Group PLC Class A (Ireland)	4,620	385,668
Keurig Dr Pepper, Inc.	89,226	2,816,865
Koninklijke Ahold Delhaize NV (Netherlands)	41,093	1,239,081
Korn Ferry	6,324	300,011
L’Oreal SA (France)	4,435	1,836,708
MakeMyTrip, Ltd. (India) †	14,147	573,236
McDonald’s Corp.	2,097	552,434
Mondelez International, Inc. Class A	30,927	2,146,334
Nestle SA (Switzerland)	29,771	3,361,783
Nissin Food Products Co., Ltd. (Japan)	8,100	672,903
PepsiCo, Inc.	5,130	869,227
Perdoceo Education Corp.	10,589	181,072
Philip Morris International, Inc.	93,267	8,634,659
Primo Water Corp.	4,423	61,037
Procter & Gamble Co. (The)	50,926	7,428,066
Recruit Holdings Co., Ltd. (Japan)	45,200	1,391,910
Resideo Technologies, Inc. †	4,593	72,569
Resources Connection, Inc.	4,198	62,592
Sally Beauty Holdings, Inc. †	19,827	166,150

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Consumer staples cont.
Simply Good Foods Co. (The) †	6,595	$227,659
Sodexo SA (France)	4,109	423,175
Turning Point Brands, Inc.	2,360	54,492
Uber Technologies, Inc. †	162,151	7,457,325
Udemy, Inc. †	3,567	33,887
Unilever PLC (United Kingdom)	30,078	1,484,293
United Natural Foods, Inc. †	3,656	51,696
Upwork, Inc. †	25,920	294,451
USANA Health Sciences, Inc. †	1,250	73,263
Vector Group, Ltd.	8,413	89,514
WH Group, Ltd. (Hong Kong)	625,500	326,378
Yakult Honsha Co., Ltd. (Japan)	63,600	1,544,854
		85,004,418
Electronics (4.0%)
Advanced Micro Devices, Inc. †	26,186	2,692,445
Allied Motion Technologies, Inc.	1,604	49,596
Ambarella, Inc. †	1,096	58,121
Broadcom, Inc.	11,333	9,412,963
CEVA, Inc. †	2,880	55,843
ESCO Technologies, Inc.	1,137	118,748
Hamamatsu Photonics KK (Japan)	7,000	294,311
Hoya Corp. (Japan)	21,500	2,215,651
Keysight Technologies, Inc. †	4,234	560,201
NVIDIA Corp.	81,165	35,305,963
NXP Semiconductors NV	9,783	1,955,817
Qorvo, Inc. †	6,299	601,366
Qualcomm, Inc.	96,173	10,680,974
Rambus, Inc. †	7,610	424,562
Shimadzu Corp. (Japan)	23,700	629,406
STMicroelectronics NV (France)	14,586	628,430
Synaptics, Inc. †	1,590	142,210
TDK Corp. (Japan)	8,500	314,783
Thales SA (France)	13,310	1,867,570
Trimble, Inc. †	5,411	291,436
TTM Technologies, Inc. †	7,121	91,718
Vishay Intertechnology, Inc.	3,788	93,639
Vontier Corp.	65,679	2,030,795
Woodward, Inc.	4,547	565,010
		71,081,558
Energy (3.5%)
Alpha Metallurgical Resources, Inc.	1,921	498,941
Amplify Energy Corp. †	9,977	73,331
APA Corp.	14,258	586,004
Arch Resources, Inc.	1,399	238,753
BP PLC (United Kingdom)	558,177	3,604,063
California Resources Corp.	7,702	431,389
Cheniere Energy, Inc.	22,633	3,756,173
Chevron Corp.	3,589	605,177
Chord Energy Corp.	2,632	426,568

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (70.4%)* cont.	Shares	Value
Energy cont.
Comstock Resources, Inc.	5,875	$64,801
ConocoPhillips	42,434	5,083,593
CONSOL Energy, Inc.	3,627	380,509
Delek US Holdings, Inc.	2,560	72,730
DMC Global, Inc. †	2,505	61,297
Equinor ASA (Norway)	36,993	1,212,875
Exxon Mobil Corp.	155,123	18,239,362
Golar LNG, Ltd. (Norway)	14,079	341,557
Marathon Oil Corp.	224,714	6,011,100
Marathon Petroleum Corp.	26,068	3,945,131
Murphy Oil Corp.	723	32,788
Nabors Industries, Ltd. †	1,079	132,868
Newpark Resources, Inc. †	10,870	75,112
NOW, Inc. †	21,752	258,196
Oceaneering International, Inc. †	3,232	83,127
Par Pacific Holdings, Inc. †	10,729	385,600
PBF Energy, Inc. Class A	9,967	533,534
Peabody Energy Corp.	3,339	86,781
Repsol SA (Spain)	83,481	1,374,231
Schlumberger, Ltd.	9,766	569,358
Shell PLC (United Kingdom)	120,801	3,893,860
Shell PLC (United Kingdom)	53,651	1,703,421
SM Energy Co.	9,644	382,385
SunCoke Energy, Inc.	13,893	141,014
Targa Resources Corp.	6,906	591,982
Thermon Group Holdings, Inc. †	4,570	125,538
TotalEnergies SE (France)	19,156	1,260,606
US Silica Holdings, Inc. †	24,475	343,629
Valero Energy Corp.	28,551	4,045,962
W&T Offshore, Inc. †	16,567	72,563
Warrior Met Coal, Inc.	9,256	472,796
Weatherford International PLC †	5,634	508,919
		62,707,624
Entertainment (0.2%)
Live Nation Entertainment, Inc. †	18,746	1,556,668
Sony Group Corp. (Japan)	15,900	1,300,647
		2,857,315
Financials (9.5%)
3i Group PLC (United Kingdom)	53,734	1,352,508
Affiliated Managers Group, Inc.	4,836	630,324
AIB Group PLC (Ireland)	82,173	370,039
Alexander & Baldwin, Inc. R	8,520	142,540
Allianz SE (Germany)	2,513	599,254
Ally Financial, Inc.	20,444	545,446
Amalgamated Financial Corp.	3,543	61,010
American Assets Trust, Inc. R	3,239	62,999
American Equity Investment Life Holding Co.	8,340	447,358
American Express Co.	5,416	808,013
American Financial Group, Inc.	5,197	580,349

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
American International Group, Inc.	135,067	$8,185,060
Ameriprise Financial, Inc.	8,657	2,854,040
Anywhere Real Estate, Inc. †	25,436	163,553
Apartment Income REIT Corp. R	18,398	564,819
Apollo Global Management, Inc.	38,030	3,413,573
Apple Hospitality REIT, Inc. R	10,013	153,599
Armada Hoffler Properties, Inc. R	5,920	60,621
ASR Nederland NV (Netherlands)	7,870	295,546
Associated Banc-Corp.	3,987	68,218
Assured Guaranty, Ltd.	34,860	2,109,727
AvalonBay Communities, Inc. R	3,396	583,229
Aviva PLC (United Kingdom)	132,167	624,922
AXA SA (France)	132,049	3,911,334
Axos Financial, Inc. †	9,383	355,240
Banco Bilbao Vizcaya Argentaria SA (Spain)	194,030	1,579,897
Banco Latinoamericano de Comercio Exterior SA (Panama)	2,799	59,339
Bank Hapoalim MB (Israel)	20,146	179,128
Bank Leumi Le-Israel BM (Israel)	96,523	798,096
Bank of America Corp.	194,417	5,323,137
Bank of Ireland Group PLC (Ireland)	204,006	2,003,260
Bank of New York Mellon Corp. (The)	58,352	2,488,713
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	3,530	95,592
Banner Corp.	6,497	275,343
Berkshire Hathaway, Inc. Class B †	5,786	2,026,836
BGC Group, Inc. Class A	60,853	321,304
Bread Financial Holdings, Inc.	10,417	356,261
BrightSpire Capital, Inc. R	25,210	157,815
Brixmor Property Group, Inc. R	43,824	910,663
Broadstone Net Lease, Inc. R	4,047	57,872
Camden Property Trust R	5,796	548,186
Capital One Financial Corp.	24,717	2,398,785
Cathay General Bancorp	8,706	302,621
Central Pacific Financial Corp.	4,366	72,825
Charles Schwab Corp. (The)	78,967	4,335,288
Chubb, Ltd.	3,131	651,812
Citigroup, Inc.	259,787	10,685,040
CNO Financial Group, Inc.	16,991	403,196
ConnectOne Bancorp, Inc.	4,591	81,858
COPT Defense Properties R	2,852	67,963
Corebridge Financial, Inc.	32,232	636,582
Cushman & Wakefield PLC †	18,842	143,576
Customers Bancorp, Inc. †	7,358	253,483
DBS Group Holdings, Ltd. (Singapore)	54,200	1,330,854
Deutsche Boerse AG (Germany)	4,648	803,385
Discover Financial Services	61,100	5,293,093
DNB Bank ASA (Norway)	61,605	1,240,809
East West Bancorp, Inc.	11,181	589,351
Eastern Bankshares, Inc.	5,484	68,769
Employers Holdings, Inc.	2,128	85,014

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
Enova International, Inc. †	2,071	$105,352
Enterprise Financial Services Corp.	4,856	182,100
Equitable Holdings, Inc.	82,378	2,338,711
Equity Residential R	27,580	1,619,222
Erste Group Bank AG (Czech Republic)	13,003	449,191
Essent Group, Ltd.	9,461	447,411
Essential Properties Realty Trust, Inc. R	3,106	67,183
Essex Property Trust, Inc. R	2,642	560,342
Eurazeo SE (France)	2,344	139,633
Euronext NV (France)	12,114	843,031
Exor NV (Netherlands)	4,758	421,764
Fifth Third Bancorp	23,063	584,186
First BanCorp/Puerto Rico (Puerto Rico)	28,802	387,675
First Financial Corp./IN	1,711	57,849
First Industrial Realty Trust, Inc. R	11,179	532,009
Fulton Financial Corp.	2,613	31,643
Gaming and Leisure Properties, Inc. R	66,519	3,029,940
Genworth Financial, Inc. Class A †	67,803	397,326
Gjensidige Forsikring ASA (Norway)	7,640	112,268
Global Net Lease, Inc. R	6,131	58,919
Globe Life, Inc.	5,427	590,078
Goldman Sachs Group, Inc. (The)	18,796	6,081,822
Goodman Group (Australia) R	98,408	1,363,268
Granite Point Mortgage Trust, Inc. R	14,246	69,520
Hancock Whitney Corp.	8,265	305,722
Hanmi Financial Corp.	5,981	97,072
Heartland Financial USA, Inc.	5,473	161,070
Heritage Commerce Corp.	7,896	66,879
Hilltop Holdings, Inc.	2,646	75,041
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	3,000	111,846
Hope Bancorp, Inc.	17,545	155,273
Horace Mann Educators Corp.	6,781	199,226
Independent Bank Corp./MI	3,137	57,533
Intercontinental Exchange, Inc.	5,118	563,082
International Bancshares Corp.	1,829	79,269
Investor AB Class B (Sweden)	72,225	1,382,432
Israel Discount Bank, Ltd. Class A (Israel)	71,461	385,748
Jackson Financial, Inc. Class A	10,397	397,373
Japan Exchange Group, Inc. (Japan)	81,200	1,506,059
Jefferies Financial Group, Inc.	15,524	568,644
JPMorgan Chase & Co.	80,713	11,704,999
Julius Baer Group, Ltd. (Switzerland)	21,802	1,397,200
Kennedy-Wilson Holdings, Inc.	16,646	245,362
Ladder Capital Corp. R	6,352	65,172
Lloyds Banking Group PLC (United Kingdom)	2,425,966	1,306,299
Loews Corp.	9,620	609,042
London Stock Exchange Group PLC (United Kingdom)	14,974	1,503,193
Marsh & McLennan Cos., Inc.	2,995	569,949
MetLife, Inc.	67,803	4,265,487

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
MFA Financial, Inc. R	11,789	$113,292
MGIC Investment Corp.	61,302	1,023,130
Mid-America Apartment Communities, Inc. R	4,331	557,183
Mitsubishi UFJ Financial Group, Inc. (Japan)	265,600	2,252,803
Mizrahi Tefahot Bank, Ltd. (Israel)	11,595	419,728
Mr. Cooper Group, Inc. †	8,105	434,104
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,359	920,313
Nasdaq, Inc.	11,270	547,609
National Australia Bank, Ltd. (Australia)	57,110	1,066,127
National Bank Holdings Corp. Class A	2,214	65,889
National Health Investors, Inc. R	3,528	181,198
National Retail Properties, Inc.	38,706	1,367,870
Navient Corp.	21,205	365,150
NMI Holdings, Inc. Class A †	2,383	64,555
Nordea Bank ABP (Finland)	127,170	1,397,449
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	82,591	598,785
OceanFirst Financial Corp.	4,397	63,625
OFG Bancorp (Puerto Rico)	6,496	193,971
Open House Co., Ltd. (Japan)	3,200	108,569
Pathward Financial, Inc.	5,705	262,943
Peapack-Gladstone Financial Corp.	2,142	54,942
PennyMac Financial Services, Inc.	2,286	152,248
Piedmont Office Realty Trust, Inc. Class A R	14,015	78,764
PNC Financial Services Group, Inc. (The)	26,763	3,285,694
Preferred Bank/Los Angeles CA	2,636	164,091
Premier Financial Corp.	3,680	62,781
Prudential PLC (United Kingdom)	80,987	872,078
Public Storage R	2,080	548,122
QCR Holdings, Inc.	1,521	73,799
Regency Centers Corp. R	9,199	546,789
Reinsurance Group of America, Inc.	11,635	1,689,286
RenaissanceRe Holdings, Ltd.	3,079	609,396
Retail Opportunity Investments Corp. R	16,911	209,358
Rithm Capital Corp. R	63,210	587,221
RMR Group, Inc. (The) Class A	2,582	63,311
S&T Bancorp, Inc.	2,377	64,369
Safehold, Inc. R	3,585	63,813
Sampo Oyj Class A (Finland)	24,640	1,065,241
SEI Investments Co.	10,034	604,348
Service Properties Trust R	8,325	64,019
Simon Property Group, Inc. R	14,235	1,537,807
SiriusPoint, Ltd. (Bermuda) †	7,272	73,956
SITE Centers Corp. R	5,498	67,790
SLM Corp.	38,489	524,220
SouthState Corp.	456	30,716
State Street Corp.	16,905	1,131,959
StoneX Group, Inc. †	2,544	246,564
Sunstone Hotel Investors, Inc. R	43,216	404,070

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
Synchrony Financial	18,906	$577,956
Tanger Factory Outlet Centers, Inc. R	2,882	65,133
Taylor Morrison Home Corp. †	9,714	413,914
Terreno Realty Corp. R	1,123	63,786
Tokio Marine Holdings, Inc. (Japan)	31,500	726,149
TPG RE Finance Trust, Inc. R	10,353	69,676
TrustCo Bank Corp. NY	2,212	60,365
UBS Group AG (Switzerland)	77,602	1,918,148
UDR, Inc. R	15,367	548,141
UMB Financial Corp.	1,087	67,448
Universal Insurance Holdings, Inc.	5,717	80,152
Unum Group	12,690	624,221
Urban Edge Properties R	4,817	73,507
Vicinity, Ltd. (Australia) R	306,930	334,526
Virtu Financial, Inc. Class A	33,632	580,825
Virtus Investment Partners, Inc.	958	193,506
Visa, Inc. Class A	24,785	5,700,798
Vornado Realty Trust R	69,598	1,578,483
W.R. Berkley Corp.	9,313	591,282
Wells Fargo & Co.	101,928	4,164,778
WesBanco, Inc.	3,566	87,082
Westamerica Bancorp	5,039	217,937
Whitestone REIT R	6,928	66,717
Zurich Insurance Group AG (Switzerland)	1,147	525,598
		170,029,655
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	49,289	1,293,404
Boyd Gaming Corp.	8,871	539,623
Caesars Entertainment, Inc. †	10,481	485,794
DraftKings, Inc. Class A †	18,699	550,499
Golden Entertainment, Inc.	3,192	109,103
International Game Technology PLC	13,917	421,963
La Francaise des Jeux SAEM (France)	4,931	160,136
Light & Wonder, Inc. †	6,954	496,029
Red Rock Resorts, Inc. Class A	7,935	325,335
		4,381,886
Health care (9.2%)
2seventy bio, Inc. †	13,425	52,626
Abbott Laboratories	109,167	10,572,824
AbbVie, Inc.	40,467	6,032,011
ACADIA Pharmaceuticals, Inc. †	15,725	327,709
Adaptive Biotechnologies Corp. †	36,219	197,394
Addus HomeCare Corp. †	779	66,363
Agenus, Inc.	58,810	66,455
Alkermes PLC †	14,381	402,812
Amgen, Inc.	2,622	704,689
AMN Healthcare Services, Inc. †	793	67,548
Amneal Pharmaceuticals, Inc. †	28,203	119,017
Amylyx Pharmaceuticals, Inc. †	8,602	157,503

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
AngioDynamics, Inc. †	9,391	$68,648
Arcellx, Inc. †	7,527	270,069
Arcturus Therapeutics Holdings, Inc. †	10,933	279,338
Arvinas, Inc. †	2,820	55,385
AstraZeneca PLC (United Kingdom)	37,648	5,066,547
AstraZeneca PLC (Rights) (United Kingdom) F	2,325	7,115
AstraZeneca PLC ADR (United Kingdom)	54,743	3,707,196
AtriCure, Inc. †	5,053	221,321
Avanos Medical, Inc. †	5,604	113,313
Axonics, Inc. †	1,114	62,518
Bio-Rad Laboratories, Inc. Class A †	1,628	583,557
Biohaven, Ltd. †	15,961	415,146
bioMerieux (France)	2,533	244,901
Boston Scientific Corp. †	40,074	2,115,908
Bristol-Myers Squibb Co.	9,157	531,472
Cabaletta Bio, Inc. †	10,915	166,126
Cardinal Health, Inc.	34,690	3,011,786
Castle Biosciences, Inc. †	4,896	82,693
Catalyst Pharmaceuticals, Inc. †	5,449	63,699
Cigna Corp.	21,607	6,181,114
Cogent Biosciences, Inc. †	5,173	50,437
Computer Programs and Systems, Inc. †	2,204	35,132
Corcept Therapeutics, Inc. †	4,852	132,193
CVS Health Corp.	25,801	1,801,426
Danaher Corp.	22,761	5,647,004
Dentsply Sirona, Inc.	16,748	572,112
Dexcom, Inc. †	25,817	2,408,726
Dyne Therapeutics, Inc. †	6,975	62,496
Edwards Lifesciences Corp. †	7,933	549,598
Elevance Health, Inc.	11,844	5,157,114
Eli Lilly and Co.	34,468	18,513,797
Enanta Pharmaceuticals, Inc. †	5,488	61,301
Exelixis, Inc. †	30,864	674,378
Fate Therapeutics, Inc. †	24,485	51,908
Fulgent Genetics, Inc. †	4,785	127,951
GE HealthCare Technologies, Inc.	4,652	316,522
Genelux Corp. †	2,759	67,568
Glaukos Corp. †	1,905	143,351
GlaxoSmithKline PLC (United Kingdom)	96,528	1,745,003
HCA Healthcare, Inc.	2,100	516,558
Health Catalyst, Inc. †	8,994	91,019
HealthEquity, Inc. †	1,125	82,181
Hologic, Inc. †	7,800	541,320
Humana, Inc.	4,734	2,303,186
IDEXX Laboratories, Inc. †	2,370	1,036,330
IGM Biosciences, Inc. †	6,806	56,830
ImmunoGen, Inc. †	13,764	218,435
Inari Medical, Inc. †	1,224	80,050
Incyte Corp. †	36,935	2,133,735

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
Inspire Medical Systems, Inc. †	2,478	$491,734
Intuitive Surgical, Inc. †	11,204	3,274,817
Ipsen SA (France)	2,735	358,225
IQVIA Holdings, Inc. †	3,140	617,795
Jazz Pharmaceuticals PLC †	4,339	561,640
Johnson & Johnson	3,452	537,649
Keros Therapeutics, Inc. †	1,765	56,268
Kiniksa Pharmaceuticals, Ltd. Class A †	7,639	132,689
Lantheus Holdings, Inc. †	5,603	389,296
Ligand Pharmaceuticals, Inc. †	1,042	62,437
LivaNova PLC (United Kingdom) †	6,030	318,866
Lonza Group AG (Switzerland)	1,349	624,111
MacroGenics, Inc. †	7,740	36,068
Marinus Pharmaceuticals, Inc. †	9,501	76,483
McKesson Corp.	13,480	5,861,778
Medpace Holdings, Inc. †	2,019	488,860
Medtronic PLC	7,241	567,405
Merck & Co., Inc.	121,764	12,535,604
Merck KGaA (Germany)	6,793	1,135,388
Mettler-Toledo International, Inc. †	500	554,035
MiMedx Group, Inc. †	15,829	115,393
Neurocrine Biosciences, Inc. †	5,739	645,638
Nevro Corp. †	3,398	65,310
Novartis AG (Switzerland)	26,495	2,703,654
Novavax, Inc. †	36,287	262,718
Novo Nordisk A/S Class B (Denmark)	54,978	5,001,119
Olympus Corp. (Japan)	39,200	507,878
Ono Pharmaceutical Co., Ltd. (Japan)	30,700	588,818
Option Care Health, Inc. †	12,432	402,175
OraSure Technologies, Inc. †	17,915	106,236
Orthofix Medical, Inc. (Netherlands) †	4,041	51,967
Pacific Biosciences of California, Inc. †	7,400	61,790
PetIQ, Inc. †	8,981	176,926
Pfizer, Inc.	16,596	550,489
PTC Therapeutics, Inc. †	8,508	190,664
Quanterix Corp. †	6,117	166,015
Quantum-Si, Inc. †	28,983	48,112
RadNet, Inc. †	4,976	140,273
RAPT Therapeutics, Inc. †	3,803	63,206
Regeneron Pharmaceuticals, Inc. †	7,596	6,251,204
ResMed, Inc.	3,744	553,625
Roche Holding AG (Switzerland)	9,253	2,523,896
Sabra Health Care REIT, Inc. R	18,399	256,482
Sanofi (France)	39,840	4,274,919
Schrodinger, Inc. †	2,128	60,159
Select Medical Holdings Corp.	6,549	165,493
SI-BONE, Inc. †	3,135	66,587
Sonic Healthcare, Ltd. (Australia)	45,253	865,803
STAAR Surgical Co. †	4,663	187,359

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
Surmodics, Inc. †	2,214	$71,047
Sutro Biopharma, Inc. †	12,779	44,343
Teladoc Health, Inc. †	27,030	502,488
Tenaya Therapeutics, Inc. †	10,894	27,780
TG Therapeutics, Inc. †	6,277	52,476
Thermo Fisher Scientific, Inc.	7,254	3,671,757
UnitedHealth Group, Inc.	16,587	8,363,000
Veradigm, Inc. †	20,030	263,194
Vertex Pharmaceuticals, Inc. †	21,190	7,368,611
Viatris, Inc.	29,690	292,743
Voyager Therapeutics, Inc. †	14,009	108,570
West Pharmaceutical Services, Inc.	727	272,778
Zimmer Biomet Holdings, Inc.	4,687	525,975
Zymeworks, Inc. †	13,329	84,506
		164,576,788
Homebuilding (0.5%)
Beazer Homes USA, Inc. †	12,633	314,688
Forestar Group, Inc. †	5,227	140,815
Hovnanian Enterprises, Inc. Class A †	1,486	151,067
KB Home	1,472	68,124
Lennar Corp. Class A	4,944	554,865
M/I Homes, Inc. †	4,197	352,716
NVR, Inc. †	96	572,477
PulteGroup, Inc.	72,890	5,397,505
Skyline Champion Corp. †	3,225	205,497
Toll Brothers, Inc.	7,229	534,657
TRI Pointe Homes, Inc. †	13,013	355,906
		8,648,317
Household furniture and appliances (—%)
Rational AG (Germany)	217	137,385
		137,385
Leisure (—%)
MasterCraft Boat Holdings, Inc. †	3,148	69,949
		69,949
Lodging/Tourism (0.3%)
Bluegreen Vacations Holding Corp.	880	32,278
Hilton Worldwide Holdings, Inc.	20,343	3,055,112
Host Hotels & Resorts, Inc. R	35,166	565,118
InterContinental Hotels Group PLC (United Kingdom)	9,594	707,294
Marriott International, Inc./MD Class A	2,922	574,348
MGM Resorts International	13,645	501,590
Ryman Hospitality Properties, Inc. R	5,374	447,547
		5,883,287
Media (0.8%)
Informa PLC (United Kingdom)	111,586	1,016,812
Netflix, Inc. †	27,413	10,351,149
Universal Music Group NV (Netherlands)	106,795	2,777,179
		14,145,140

Dynamic Asset Allocation Balanced Fund 41

COMMON STOCKS (70.4%)* cont.	Shares	Value
Publishing (0.1%)
Wolters Kluwer NV (Netherlands)	11,241	$1,361,349
		1,361,349
Retail (4.6%)
Amazon.com, Inc. †	248,391	31,575,464
AutoZone, Inc. †	234	594,358
BJ’s Wholesale Club Holdings, Inc. †	22,683	1,618,886
BlueLinx Holdings, Inc. †	1,848	151,702
Buckle, Inc. (The)	2,043	68,216
Caleres, Inc.	10,303	296,314
Dillard’s, Inc. Class A	1,088	359,921
GMS, Inc. †	4,717	301,746
Group 1 Automotive, Inc.	255	68,521
Home Depot, Inc. (The)	14,755	4,458,371
Industria de Diseno Textil SA (Spain)	39,041	1,453,079
JD Sports Fashion PLC (United Kingdom)	596,223	1,086,189
Lowe’s Cos., Inc.	2,540	527,914
Lululemon Athletica, Inc. (Canada) †	10,278	3,963,299
Movado Group, Inc.	2,363	64,628
Nike, Inc. Class B	20,559	1,965,852
O’Reilly Automotive, Inc. †	12,759	11,596,145
Pan Pacific International Holdings Corp. (Japan)	50,900	1,068,898
Ross Stores, Inc.	17,004	1,920,602
Target Corp.	17,589	1,944,816
TJX Cos., Inc. (The)	6,854	609,184
Vista Outdoor, Inc. †	1,276	42,261
Walmart, Inc.	105,849	16,928,431
		82,664,797
Semiconductor (0.5%)
AIXTRON SE (Germany)	17,423	640,818
Applied Materials, Inc.	16,147	2,235,552
ASML Holding NV (Netherlands)	4,310	2,531,000
Axcelis Technologies, Inc. †	2,731	445,290
Disco Corp. (Japan)	7,600	1,395,656
KLA Corp.	1,796	823,753
Lam Research Corp.	934	585,403
MaxLinear, Inc. Class A †	10,770	239,633
Renesas Electronics Corp. (Japan) †	47,100	722,633
		9,619,738
Software (6.0%)
Adobe, Inc. †	23,662	12,065,254
Atlassian Corp. Class A †	2,830	570,273
Autodesk, Inc. †	2,886	597,142
Cadence Design Systems, Inc. †	51,795	12,135,568
Domo, Inc. Class B †	18,152	178,071
F5 Networks, Inc. †	3,685	593,801
HubSpot, Inc. †	4,903	2,414,728
Intapp, Inc. †	9,338	313,010
Intuit, Inc.	3,649	1,864,420
Manhattan Associates, Inc. †	2,935	580,132

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Software cont.
Microsoft Corp.	200,114	$63,185,996
Nexon Co., Ltd. (Japan)	47,600	845,032
Oracle Corp.	92,697	9,818,467
PROS Holdings, Inc. †	6,337	219,387
ROBLOX Corp. Class A †	21,532	623,567
Sapiens International Corp. NV (Israel)	3,382	96,150
Square Enix Holdings Co., Ltd. (Japan)	16,600	568,748
Squarespace, Inc. Class A †	11,911	345,062
Workday, Inc. Class A †	2,223	477,612
		107,492,420
Technology services (4.9%)
Accenture PLC Class A	3,820	1,173,160
Alphabet, Inc. Class A †	189,750	24,830,685
Alphabet, Inc. Class C †	113,989	15,029,450
Capgemini SE (France)	4,883	847,878
CSG Systems International, Inc.	4,797	245,223
DocuSign, Inc. †	33,729	1,416,618
eBay, Inc.	110,081	4,853,471
Fidelity National Information Services, Inc.	49,320	2,725,916
Fiserv, Inc. †	4,866	549,663
GoDaddy, Inc. Class A †	20,159	1,501,442
HealthStream, Inc.	3,261	70,372
Integral Ad Science Holding Corp. †	8,531	101,434
Leidos Holdings, Inc.	23,718	2,185,851
Meta Platforms, Inc. Class A †	80,613	24,200,828
Palo Alto Networks, Inc. †	13,673	3,205,498
Q2 Holdings, Inc. †	2,256	72,801
Salesforce, Inc. †	18,884	3,829,298
Unisys Corp. †	16,251	56,066
Western Union Co. (The)	51,100	673,498
		87,569,152
Textiles (0.2%)
Asics Corp. (Japan)	29,900	1,043,955
Hermes International (France)	784	1,425,230
PRADA SpA (Italy)	72,400	423,536
		2,892,721
Tire and rubber (—%)
Goodyear Tire & Rubber Co. (The) †	5,975	74,269
		74,269
Toys (0.2%)
Bandai Namco Holdings, Inc. (Japan)	50,900	1,035,231
Nintendo Co., Ltd. (Japan)	64,500	2,687,086
		3,722,317
Transportation (1.1%)
A.P. Moeller-Maersck A/S Class B (Denmark)	84	151,377
ArcBest Corp.	2,327	236,540
Ardmore Shipping Corp. (Ireland)	6,533	84,994
Arlo Technologies, Inc. †	17,418	179,405
Canadian National Railway Co. (Canada)	8,578	928,944

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (70.4%)* cont.	Shares	Value
Transportation cont.
Canadian Pacific Kansas City, Ltd. (Canada)	29,243	$2,175,972
CSX Corp.	121,392	3,732,804
Daseke, Inc. †	8,878	45,544
Delta Air Lines, Inc.	14,968	553,816
Deutsche Lufthansa AG (Germany) †	31,372	249,242
Deutsche Post AG (Germany)	17,369	707,899
Dorian LPG, Ltd.	5,008	143,880
FedEx Corp.	16,608	4,399,792
Hub Group, Inc. Class A †	3,077	241,668
Kongsberg Gruppen ASA (Norway)	3,736	153,850
Kuehne + Nagel International AG (Switzerland)	835	236,765
Matson, Inc.	4,572	405,628
Nippon Yusen (Japan)	24,500	634,877
Norfolk Southern Corp.	2,878	566,765
Qantas Airways, Ltd. (voting rights) (Australia) †	180,983	602,409
Safe Bulkers, Inc. (Monaco)	19,188	62,169
Scorpio Tankers, Inc.	4,895	264,917
SITC International Holdings Co., Ltd. (Hong Kong)	33,000	55,399
Southwest Airlines Co.	79,492	2,151,848
Teekay Corp. (Bermuda) †	15,651	96,567
Teekay Tankers, Ltd. Class A (Canada)	9,263	385,619
Union Pacific Corp.	2,732	556,317
Westinghouse Air Brake Technologies Corp.	5,514	585,973
		20,590,980
Utilities and power (1.8%)
AES Corp. (The)	32,984	501,357
ALLETE, Inc.	4,971	262,469
Ameren Corp.	37,364	2,795,948
American Electric Power Co., Inc.	7,550	567,911
Black Hills Corp.	1,333	67,436
Centrica PLC (United Kingdom)	524,668	985,002
Chesapeake Utilities Corp.	1,767	172,724
Constellation Energy Corp.	33,553	3,659,961
Dominion Energy, Inc.	12,718	568,113
DTE Energy Co.	5,880	583,766
Duke Energy Corp.	6,540	577,220
E.ON SE (Germany)	111,343	1,318,919
Edison International	8,046	509,231
Enel SpA (Italy)	143,627	881,328
Eversource Energy	9,311	541,435
Exelon Corp.	77,131	2,914,780
National Fuel Gas co.	16,378	850,182
New Jersey Resources Corp.	2,294	93,205
NextEra Energy, Inc.	8,635	494,699
Northwest Natural Holding Co.	4,117	157,105
NRG Energy, Inc.	108,476	4,178,496
Otter Tail Corp.	921	69,922
PG&E Corp. †	35,036	565,131
Pinnacle West Capital Corp.	3,869	285,068

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Utilities and power cont.
PNM Resources, Inc.	8,200	$365,802
Portland General Electric Co.	3,027	122,533
PPL Corp.	10,648	250,867
Public Service Enterprise Group, Inc.	9,705	552,312
RWE AG (Germany)	17,028	632,790
Sempra	3,964	269,671
SJW Group	2,017	121,242
Southern Co. (The)	8,619	557,822
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	15,111
Tokyo Gas Co., Ltd. (Japan)	54,800	1,245,312
Unitil Corp.	1,474	62,955
Vistra Corp.	111,121	3,686,995
Xcel Energy, Inc.	9,924	567,811
		32,052,631
Total common stocks (cost $914,723,404)		$1,262,262,867

CORPORATE BONDS AND NOTES (14.7%)*	Principal amount	Value
Basic materials (1.2%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$400,000	$400,126
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	55,000	54,726
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	225,000	223,313
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	75,000	65,980
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	295,000	279,513
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	205,000	201,390
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	180,000	149,867
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	60,000	58,147
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	55,000	51,354
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	210,000	179,550
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	222,000	219,345
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	265,000	231,250
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	110,000	103,544
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	90,207
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	355,000	324,513
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	271,000	261,115
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	611,000	598,909
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,269,000	1,251,323
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	300,000	261,228

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
Cemex SAB de CV sr. unsec. sub. FRB Ser. REGS, 9.125%, 3/14/53 (Mexico)		$200,000	$208,250
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		1,008,000	817,423
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		396,000	378,904
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		85,000	71,293
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		170,000	147,995
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		260,000	246,329
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		250,000	244,165
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		125,000	98,017
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		375,000	373,125
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		200,000	194,137
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		309,000	279,500
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		210,000	179,045
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		340,000	319,142
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		668,000	528,013
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	150,000	137,748
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$150,000	125,415
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		155,000	130,842
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		260,000	201,881
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		200,000	185,051
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		252,000	195,468
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		474,000	428,642
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		195,000	160,388
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		165,000	136,538
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		200,000	174,807
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		525,000	482,129
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		99,000	57,583
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		173,000	130,142
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 1.832%, 10/15/27		75,000	62,293

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	$109,890
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$220,000	184,199
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		295,000	245,263
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		185,000	161,706
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		275,000	265,302
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	149,817
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		65,000	65,712
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		650,000	546,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	39,929
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		210,000	181,744
Novelis Sheet Ingot GMBH company guaranty sr. unsec. notes Ser. REGS, 3.375%, 4/15/29 (Germany)	EUR	110,000	100,131
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		$143,000	121,107
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		675,000	561,990
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		233,000	215,800
Olympus Water US Holding Corp. sr. notes Ser. REGS, 3.875%, 10/1/28	EUR	105,000	92,565
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		$215,000	214,535
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	200,907
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		140,000	121,472
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		260,000	206,919
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		390,000	344,022
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		325,000	278,495
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		200,000	182,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		484,000	450,633
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		320,000	264,641
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		245,000	127,815
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		290,000	234,032
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		795,000	458,010
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		396,000	244,479
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		1,002,000	946,530
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		690,000	759,532
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		154,000	168,594
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		39,000	42,374
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		1,226,000	1,124,779

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		$245,000	$240,713
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		270,000	218,363
			21,570,415
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		145,000	133,813
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		170,000	160,227
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		170,000	143,946
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	175,000	140,150
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		$225,000	176,079
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		245,000	223,934
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)		255,000	212,796
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		320,000	322,400
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		43,000	41,158
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		296,000	254,418
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26		809,000	731,283
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		1,388,000	1,274,439
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		215,000	136,999
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		290,000	291,974
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		85,000	82,938
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 2/1/29 (Canada)		30,000	28,469
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		200,000	193,772
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		280,000	281,534
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		175,000	185,991
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		144,000	142,916
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		140,000	136,675
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	185,000	187,619
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$130,000	126,408
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		335,000	274,834
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		150,000	152,250
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)		620,000	609,925
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30		320,000	308,800
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)		140,000	120,527
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		240,000	213,338

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	$50,000	$43,688
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	530,000	434,705
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	293,000	222,465
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	140,000	131,451
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	740,000	626,380
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	412,833
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	284,000	272,098
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	135,000	103,115
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	415,000	392,997
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	295,232
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	50,000	43,148
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	375,000	301,966
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	470,000	386,797
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	987,000	905,161
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	251,311
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	298,000	247,063
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	295,000	288,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	20,000	19,943
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	80,000	79,800
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	155,000	157,131
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	285,000	245,146
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	110,000	104,166
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40	125,000	108,057
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	857,000	799,114
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	210,000	180,831
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	225,000	209,615
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28	215,000	167,530
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25	40,000	39,235
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	170,000	139,798
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	235,000	210,448
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	235,000	220,042
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	235,000	206,469
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	205,000	179,041
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30	190,000	186,303

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Capital goods cont.
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		$260,000	$256,750
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	255,000	243,475
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$255,000	224,148
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		92,000	76,327
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		497,000	451,212
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		676,000	660,994
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		105,000	98,047
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		465,000	467,256
			18,530,151
Communication services (1.5%)
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	154,044
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	142,181
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		724,000	574,181
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		413,000	343,128
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		844,000	762,449
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		788,000	723,783
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		285,000	252,352
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		2,055,000	1,257,985
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		804,000	590,529
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		1,045,000	825,492
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		253,000	241,142
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		165,000	129,500
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		180,000	161,497
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		1,415,000	1,187,824
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31		160,000	127,366
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		355,000	284,000
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29		731,000	596,188
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45		702,000	612,946
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50		730,000	510,464
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25		250,000	244,288
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51		327,000	190,279

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	$189,000	$104,524
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	557,000	376,602
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	307,000	227,809
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	451,000	408,480
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	591,000	540,120
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	450,000	412,604
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	591,000	542,537
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	385,000	337,828
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	187,000	176,836
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	285,000	159,684
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	498,267
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	245,000	216,624
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	265,000	198,750
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	395,000	218,980
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	161,438
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	97,733
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	400,000	225,500
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	227,786
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,563,000	1,434,754
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	315,000	286,482
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	170,000	161,411
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	129,000	129,850
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	385,000	239,868
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	455,000	469,786
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,231,000	938,061
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	119,000	105,430
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,210,000	1,130,648
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	69,000	63,842
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	125,667
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	6,000	5,906
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28	660,000	639,473
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	328,000	347,606
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,130,000	855,912
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	957,000	608,992

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31		$319,000	$253,999
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34		755,000	654,673
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28		1,995,000	1,874,567
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28		360,000	309,218
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		210,000	138,600
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		510,000	399,713
			26,218,178
Consumer cyclicals (2.0%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		295,000	249,425
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		458,000	423,078
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)		328,000	273,289
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		345,000	257,193
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL sr. notes Ser. REGS, 3.625%, 6/1/28	EUR	130,000	112,876
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27		$1,317,000	1,225,020
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31		230,000	184,384
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		270,000	239,321
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		225,000	187,498
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30		140,800	127,072
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		25,000	20,713
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29		65,000	55,827
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31		300,000	221,168
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)		230,000	228,277
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity		125,000	109,519
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		255,000	251,894
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		240,000	225,002
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡		95,000	82,734
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26		165,000	105,876
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		820,000	644,161
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)		536,000	472,120
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30		524,000	497,433
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31		410,000	348,900

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		$345,000	$335,706
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29		415,000	351,530
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25		105,000	104,557
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		285,000	274,926
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29		70,000	69,022
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30		130,000	133,883
Carnival Corp. 144A notes 9.875%, 8/1/27		160,000	167,028
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		420,000	380,194
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)		45,000	48,252
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29		190,000	162,523
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30		310,000	279,388
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		30,000	30,187
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		185,000	164,217
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		220,000	175,651
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26		1,056,000	925,964
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,426,000	1,321,864
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29		420,000	361,488
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		365,000	319,375
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)		60,000	58,950
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)		75,000	68,630
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)		45,000	36,805
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		265,000	222,389
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		72,000	63,477
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		635,000	415,568
GTCR W-2 Merger Sub, LLC 144A sr. notes 7.50%, 1/15/31		230,000	230,322
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		172,000	164,452
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		115,000	109,106
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		425,000	386,783
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		272,000	270,256
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		641,000	626,436
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		467,807	335,588
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	200,000	218,641

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$1,275,000	$1,202,051
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		18,000	14,126
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		165,000	145,593
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		285,000	236,550
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		265,000	226,160
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		170,000	139,400
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		668,000	643,510
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		490,000	387,499
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		45,000	44,476
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		375,000	367,500
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		225,000	216,030
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		120,000	118,319
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		60,000	49,517
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		30,000	25,432
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		90,000	83,711
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		285,000	231,570
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		215,000	182,982
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		215,000	187,143
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		100,000	92,470
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		290,000	250,198
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		360,000	312,300
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		100,000	65,285
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		85,000	70,231
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		962,000	746,428
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		110,000	103,950
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		140,000	129,850
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		435,000	393,811
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	725,000	742,047
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$135,000	135,764
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		845,000	814,698
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		578,000	563,973
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		154,000	134,557
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		220,000	189,200

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		$734,000	$697,185
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		155,000	136,568
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		15,000	11,903
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		175,000	150,821
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		128,000	121,191
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		322,000	285,435
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		265,000	249,238
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		120,000	105,132
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		190,000	175,972
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26		70,000	65,538
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		9,000	6,507
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		140,000	138,753
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		295,000	311,649
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		160,000	151,024
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		55,000	50,429
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		91,000	77,312
S&P Global, Inc. company guaranty sr. unsec. notes 4.75%, 8/1/28		86,000	83,877
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		188,000	143,502
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		60,000	50,868
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		325,000	280,313
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		130,000	97,765
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27		115,000	85,033
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		200,000	188,572
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		275,000	208,302
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		235,000	200,589
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		120,000	80,270
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		315,000	285,422
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	180,000	167,583
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$90,000	69,568
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		120,000	111,234
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		20,000	18,040
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		305,000	252,601
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		160,000	127,981

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	$325,000	$283,507
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	445,000	342,039
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	400,000	347,886
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	265,000	255,725
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	175,000	152,906
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	115,000	107,123
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	165,000	155,825
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	129,077
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	325,000	302,681
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28	145,000	140,578
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	100,000	91,390
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	195,000	167,213
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	345,000	250,125
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	382,000	457,485
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	2,001,000	1,698,486
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	695,000	641,636
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	200,000	176,762
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	274,408
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	200,000	189,750
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	210,000	183,567
		36,136,615
Consumer staples (0.7%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	415,000	344,854
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	230,000	207,310
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	160,000	144,164
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	220,000	207,728
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	202,769
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	314,000	290,397
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	225,788

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		$280,000	$212,442
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,000,000	929,438
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	290,000	304,294
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$260,000	221,699
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		140,000	136,688
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		196,000	156,876
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		354,000	383,135
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		462,000	431,114
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		143,000	132,581
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		50,000	42,375
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		150,000	122,265
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		240,000	226,957
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		330,000	258,364
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		120,000	120,031
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		730,000	630,291
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33		480,000	458,736
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53		86,000	78,116
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28		1,174,000	1,158,457
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31		911,000	716,817
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		194,000	180,245
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		240,000	205,236
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		111,000	102,377
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		210,000	165,715
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	41,258
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		943,000	845,413
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37		675,000	703,113
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		1,545,000	1,521,549
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26		120,000	113,087

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Consumer staples cont.
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	$415,000	$225,138
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	265,000	264,497
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	55,000	54,944
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	145,000	129,596
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	80,000	73,146
		12,969,000
Energy (1.0%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	130,926
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	109,000	110,467
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	250,000	198,595
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	255,000	230,619
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	220,000	220,314
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	440,000	426,614
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	25,000	25,049
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	370,000	364,717
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	1,715,000	1,552,887
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	25,000	19,870
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	215,000	210,812
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	130,000	132,275
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	260,000	265,582
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	225,000	221,867
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	207,751
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	188,578
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	190,000	178,497
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	295,000	299,691
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	188,047
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	131,646
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	330,000	308,537
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	370,000	355,263
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	771,000	743,987

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Energy cont.
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	$57,000	$56,929
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	365,000	345,102
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	165,000	169,742
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	9,400
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	125,000	113,594
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	197,760
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	80,108
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	260,888
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	450,000	421,875
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	260,000	243,750
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	205,000	200,644
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	190,000	183,802
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	705,000	672,010
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	185,000	198,102
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	397,000	421,314
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	105,000	101,526
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	715,000	699,370
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	214,802
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	71,951
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	400,000	364,631
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	275,000	263,282
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	162,000	154,548
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	96,629
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	270,000	193,253
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	188,000	139,528
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	540,000	479,167
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	110,000	97,625
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	460,000	455,500
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	480,000	431,984
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	235,000	239,258

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	$100,000	$98,000
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	191,416
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	240,000	230,400
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	545,000	467,767
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	80,000	72,884
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	535,000	492,728
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	395,353
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	176,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	155,000	141,244
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	444,000	397,668
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	60,000	60,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	161,250	158,760
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	135,000	137,363
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	95,000	97,138
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	235,000	246,456
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	225,295
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	111,487
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	200,000	168,296
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	300,000	294,919
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	115,000	113,866
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	66,306
		18,634,511
Financials (3.9%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,245,000	989,665
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	900,000	816,959
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	200,785
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	252,000	209,216
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	490,000	453,995
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,272,000	1,082,172
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	330,000	306,904
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	807,000	814,775

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	$442,000	$407,443
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	312,000	246,518
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	83,242
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	184,442
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	449,000	391,739
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	421,000	369,368
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	471,600
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	247,892
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	737,982
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	193,391
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	400,000	369,282
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	1,059,546
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	583,642
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	313,355
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	29,808
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,328,000	2,062,979
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	672,000	538,567
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,112,000	1,717,804
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.431%, 9/15/26	125,000	123,361
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,572,000	1,550,208
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	555,000	515,929
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	812,000	505,202
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	176,000	149,024
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	195,847
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	375,000	281,258
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	1,000,000	989,190
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	416,653
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,325,287
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	441,000	376,324
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,674,000	2,452,896
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	609,000	567,703
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	415,000	324,727
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	776,000	728,546
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	705,000	681,592
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	197,787
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	185,000
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,091,000	1,002,206

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	$246,000	$222,973
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	402,000	361,110
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	221,574
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	600,000	577,231
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,491,000	1,350,366
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	132,500
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,065,127
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	241,309
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,137,000	1,129,326
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	444,126
Ford Motor Co., LLC sr. unsec. unsub. notes 7.35%, 3/6/30	200,000	202,536
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	221,659
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	60,000	61,125
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	45,000	45,731
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	185,000	172,433
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	125,000	109,856
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,157,000	1,084,121
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	87,000	84,965
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	329,000	254,541
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	336,000	260,766
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	148,000	143,498
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	68,943
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	123,531
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	109,000	87,863
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	2,554,000	2,362,524
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	360,000	294,840
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	150,000	151,897
Goldman Sachs Group, Inc. (The) unsec. sub. notes 5.95%, 1/15/27	220,000	219,236
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	140,000	139,744
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	410,000	409,099
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	60,953
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	781,000	549,991
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	145,000	134,711
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	91,961
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	345,000	343,467
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	597,000	390,068
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	297,000	217,230

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	$182,000	$172,015
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,174,975
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	758,000	652,952
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	127,000	110,850
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,198,000	874,091
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	140,000	130,391
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,616,000	2,410,316
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	1,000,000	821,625
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	136,000	129,260
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	281,456
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	185,000	149,444
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	62,582
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	330,000	288,628
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	445,000	426,085
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	393,000	340,516
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	393,000	372,721
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	310,328
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	549,410
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	2,599,000	2,369,909
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	817,000	758,850
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	79,000	73,792
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	230,000	225,798
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	72,000	68,721
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	345,000	285,392
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	172,003
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	395,000	388,234
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	226,934
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	102,835
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	110,720
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	315,000	263,813
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	155,000	126,784

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	$230,000	$218,654
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	315,950
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	1,380,000	1,190,481
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	236,000	192,597
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	94,735
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	78,595
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	492,022
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	892,831
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	501,329
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	640,000	616,133
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	309,778
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,278,832
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	395,000	350,289
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	547,209
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,227,000	864,416
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	235,000	233,190
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	658,000	615,407
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	263,000	238,650
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	3,684,000	2,977,937
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	429,000	416,670
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	160,000	149,339
Westpac Banking Corp. sr. unsec. unsub. notes 2.70%, 8/19/26 (Australia)	78,000	72,312
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	359,000	218,337
		69,167,036
Health care (1.2%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	26,000	25,700
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	540,000	524,907
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	1,300
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	512,000	414,230
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	230,000	212,171
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	36,000	33,461
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	75,000	73,240
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	740,000	726,547
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	674,000	622,069
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	275,000	275,817

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	$185,000	$115,063
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	340,000	193,353
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	166,000	155,565
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	982,000	826,749
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	205,000	165,355
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	240,000	216,151
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	92,813
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	90,431
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	109,603
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	20,190
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	77,194
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	87,747
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	165,000	87,618
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	340,000	258,460
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,415,000	1,218,527
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	19,958	19,719
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	245,710	220,569
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	333,000	231,198
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	260,000	252,850
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	261,000	239,758
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	25,000	24,325
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	230,000	229,623
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	116,000	110,734
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	219,078
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	97,293
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	815,000	675,544
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	59,000	53,335
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	429,000	430,527
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	330,000	287,722
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	169,000	10,985
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	43,465
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	805,000	615,772
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	94,000	90,786
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	355,000	296,960
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	540,000	456,528

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Health care cont.
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29		$190,000	$164,216
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45		1,326,000	1,070,001
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		70,000	60,463
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		240,000	208,538
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30		265,000	235,210
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		125,000	102,873
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)		171,000	158,885
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)		241,000	227,812
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)		926,000	892,771
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)		1,210,000	980,826
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		320,000	295,840
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		177,000	164,033
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		190,000	153,140
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		220,000	180,616
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		485,000	451,358
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		775,000	742,473
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		190,000	163,542
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30		300,000	281,265
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	420,000	378,881
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		$200,000	206,000
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)		200,000	203,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		465,000	420,360
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42		512,000	403,186
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		1,373,000	1,295,441
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27		565,000	486,149
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		456,000	428,448
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27		242,000	222,142
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30		160,000	128,076
			21,937,077
Technology (1.0%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28		145,000	122,478
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28		95,000	94,576
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61		259,000	152,062
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27		975,000	901,002
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45		2,007,000	1,734,738

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Technology cont.
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	$556,000	$449,816
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	680,000	579,763
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	150,000	121,800
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	64,675
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	783,000	735,712
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	2,010,000	1,827,428
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	107,000	76,825
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	170,000	164,817
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	405,000	345,201
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	345,000	300,150
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	740,000	654,405
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	93,323
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	174,000	165,640
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	107,832
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	415,000	349,545
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	115,000	113,290
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	125,000	122,188
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	480,000	420,672
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	460,000	440,840
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	431,000	341,165
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	916,000	863,886
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,708,000	1,120,292
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	81,000	49,320
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	120,000	113,853
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	249,000	208,697
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	79,000	54,158
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	412,000	293,997
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	418,000	351,741
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,759,000	1,236,220
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	199,000	176,517
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	250,000	241,563
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	525,000	433,125
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	629,000	375,972
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	627,000	391,526
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	674,000	517,399
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	300,000	251,625
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	455,000	369,953

Dynamic Asset Allocation Balanced Fund 67

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Technology cont.
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	$295,000	$246,957
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	485,000	404,221
		18,180,965
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	213,912
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	210,833	205,913
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	1,315,000	1,173,217
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	446,000	350,295
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	216,000	199,096
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	255,000	238,970
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	77,358
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	83,231
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	490,000	465,353
		3,007,345
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. notes 5.45%, 6/1/28	230,000	222,022
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	320,000	284,965
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	481,000	369,921
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,094,000	1,029,307
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	181,000	143,083
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	80,299
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	53,879
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	135,000	118,462
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	46,602
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	110,000	88,619
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	215,000	173,847
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	80,000	66,989
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	133,058
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	200,534
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	781,000	567,555
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	832,000	758,094
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	216,998
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	788,795
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	207,250
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	628,354
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	518,000	494,188

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	$1,308,000	$1,139,390
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	86,000	84,650
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	107,353
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,550,000	1,235,294
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	387,000	328,513
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,315,204
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	169,000	159,194
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	680,000	661,683
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	75,000	74,131
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	232,412
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	580,000	628,962
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	430,000	430,651
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	180,000	176,259
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	730,000	548,004
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	80,000	78,352
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	166,922
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	561,816
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	101,314
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	99,000	84,652
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	1,000,000	976,723
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	300,000	260,719
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	152,837
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	258,000	236,402
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	95,000	90,454
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	91,250
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	387,000	338,366
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	151,000	147,266
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	142,505
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	130,000	127,509
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	105,000	103,430
		17,455,038
Total corporate bonds and notes (cost $298,799,701)		$263,806,331

Dynamic Asset Allocation Balanced Fund 69

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (14.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$589,212	$594,773
5.50%, TBA, 10/1/53	2,000,000	1,941,007
5.50%, with due dates from 6/20/53 to 7/20/53	4,027,652	3,940,407
4.50%, TBA, 10/1/53	10,000,000	9,236,640
4.50%, with due dates from 5/15/47 to 5/20/49	356,119	332,484
4.00%, TBA, 10/1/53	7,000,000	6,306,808
3.00%, TBA, 10/1/53	26,000,000	22,033,591
3.00%, with due dates from 8/20/49 to 4/20/51	15,691,499	13,367,767
		57,753,477
U.S. Government Agency Mortgage Obligations (10.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	471,195	475,059
6.00%, 5/1/53	996,615	985,893
5.50%, 5/1/53	993,114	962,016
4.00%, 9/1/45	135,644	124,082
3.00%, with due dates from 2/1/47 to 1/1/48	9,358,676	7,872,322
2.50%, with due dates from 8/1/50 to 8/1/51	6,955,634	5,531,747
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	3,630,131	3,659,660
4.50%, 5/1/49	4,206	3,919
4.00%, 1/1/57	709,511	628,192
4.00%, with due dates from 6/1/48 to 4/1/49	7,398,536	6,679,605
3.50%, 6/1/56	1,280,646	1,100,179
3.50%, with due dates from 4/1/52 to 5/1/52	5,326,881	4,622,420
3.00%, with due dates from 4/1/46 to 11/1/48	11,479,113	9,696,172
2.50%, with due dates from 7/1/50 to 8/1/51	36,606,084	29,224,667
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	18,000,000	18,086,036
6.00%, TBA, 10/1/53	22,000,000	21,715,536
5.50%, TBA, 10/1/53	9,000,000	8,699,067
5.00%, TBA, 10/1/53	20,000,000	18,872,668
3.50%, TBA, 10/1/53	15,000,000	12,897,654
2.50%, TBA, 10/1/53	26,000,000	20,622,251
2.50%, TBA, 10/1/38	24,000,000	21,125,618
		193,584,763
Total U.S. government and agency mortgage obligations (cost $273,227,192)		$251,338,240

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds
4.25%, 11/15/40 [i]	$116,000	$109,688
2.875%, 5/15/52 [i]	265,000	190,845
U.S. Treasury Notes
1.625%, 5/15/31 [i]	141,000	115,335
1.50%, 2/29/24 [i]	112,000	110,332
1.25%, 8/15/31 [i]	383,000	299,966
Total U.S. treasury obligations (cost $826,166)		$826,166

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$3,195,318	$637,141
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,554,200	1,012,344
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,848,882	1,386,118
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	5,528,961	1,096,725
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,483,716	975,234
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,767,399	970,988
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 3.952%, 4/15/37	32,918	35,496
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	4,966,546	904,931
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	3,505,471	596,577
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	5,141,456	385,200
REMICs Ser. 3391, PO, zero %, 4/15/37	2,503	2,025
REMICs FRB Ser. 3117, Class AF, zero %, 2/15/36	4,132	3,443
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	4,138,867	748,224
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	7,594,891	898,251
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	7,507,734	824,349
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	6,850,495	951,515
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	7,665	5,950
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	870	669
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	145,642	29,994
Ser. 13-14, IO, 3.50%, 12/20/42	253,726	27,405
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	7,041,176	1,075,188
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	1,522,925	61,374
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	11,297,651	409,488
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	1,896,364	66,562
		13,105,191
Commercial mortgage-backed securities (1.6%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	5,205,179	236,244
Arbor Realty Commercial Real Estate CLO, Ltd. 144A FRN Ser. 21-FL2, Class A, (CME Term SOFR 1 Month + 1.21%), 6.547%, 5/15/36 (Cayman Islands)	450,000	444,432
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	393,329	383,496
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	562,455	544,063
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	93,657	169
BANK FRB Ser. 17-BNK8, Class B, 4.087%, 11/15/50 W	501,000	410,359
Barclays Commercial Mortgage Trust FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	10,531,186	670,073
BBCMS Mortgage Trust FRB Ser. 21-C9, Class XA, IO, 1.738%, 2/15/54 W	2,734,296	225,229
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	357,996
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 6.497%, 5/15/38 (Cayman Islands)	827,000	777,716

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	$169,000	$143,747
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	141,073	132,609
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	873,000	803,502
Ser. 16-P4, Class AS, 3.075%, 7/10/49	798,000	708,624
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	598,000	552,059
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	876,000	790,082
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	392,000	355,492
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	346,000	333,247
FRB Ser. 14-UBS6, Class C, 4.581%, 12/10/47 W	500,000	422,960
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	476,000	384,989
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	855,000	751,992
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	5,070,096	29,696
FRB Ser. 14-LC17, Class XA, IO, 0.807%, 10/10/47 W	4,071,388	16,249
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	748,936	694,226
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	537,000	418,298
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.047%, 1/15/49 W	3,039,706	2
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.392%, 4/15/50 W	1,318,000	995,452
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	399,000	360,397
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	442,000	408,157
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,069,744
Ser. 19-C17, Class AS, 3.278%, 9/15/52	598,000	487,428
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	10,465,122	541,892
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	501,000	305,610
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.574%, 12/15/49 W	1,264,000	911,693
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	1,355,995	1,202,079
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.234%, 1/10/47 W	560,000	308,000
FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	767,000	584,195
FRB Ser. 14-GC22, Class XA, IO, 1.087%, 6/10/47 W	4,136,695	10,459
FRB Ser. 14-GC24, Class XA, IO, 0.825%, 9/10/47 W	7,839,456	30,574
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	530,000	420,546
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	370,000	320,887
FRB Ser. 14-C23, Class C, 4.629%, 9/15/47 W	682,400	618,376
FRB Ser. 13-C12, Class C, 4.101%, 7/15/45 W	557,087	499,397
Ser. 16-C1, Class AS, 3.97%, 3/17/49	455,000	421,531
FRB Ser. 15-C33, Class XA, IO, 1.052%, 12/15/48 W	4,650,361	70,642
FRB Ser. 14-C25, Class XA, IO, 0.945%, 11/15/47 W	5,896,345	32,548
FRB Ser. 14-C19, Class XA, IO, 0.714%, 4/15/47 W	3,323,287	1,791

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	$591,000	$553,471
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	311,876	293,164
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.545%, 7/16/36 (Cayman Islands)	1,426,703	1,393,593
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	699,000	683,475
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	1,106,000	1,051,805
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	331,000	325,482
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	375,000	349,734
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	2,721,953	7,023
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	491,000	397,710
FRB Ser. 13-C9, Class D, 3.972%, 5/15/46 W	441,000	326,340
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 4.014%, 11/15/49 W	975,000	733,636
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	463,000	445,713
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	155,097	151,995
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	317,771	479
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	501,000	334,334
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	7,549,345	21,319
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	9,826,430	204,795
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	412,000	104,042
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	1,149,000	923,211
FRB Ser. 14-C22, Class XA, IO, 0.91%, 9/15/57 W	20,083,486	81,579
FRB Ser. 13-C14, Class XA, IO, 0.476%, 6/15/46 W	435,610	8
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	257,303	73,483
Ser. 11-C4, Class E, 4.993%, 6/15/44 W	138,000	93,799
FRB Ser. 12-C9, Class D, 4.876%, 11/15/45 W	129,376	123,008
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	599,000	148,253
		29,010,404
Residential mortgage-backed securities (non-agency) (1.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	1,113,769	650,002
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	85,295	77,679
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	126,618	114,579
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.034%, 9/25/45	90,685	83,512

Dynamic Asset Allocation Balanced Fund 73

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (CME Term SOFR 1 Month + 2.06%), 7.384%, 8/25/35	$211,113	$205,313
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	240,817	241,118
BRAVO Residential Funding Trust 144A
Ser. 23-NQM5, Class A1, 6.505%, 6/25/63	241,872	240,918
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	529,772	479,291
Ser. 21-C, Class A1, 1.62%, 3/1/61	421,343	386,714
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	500,000	446,818
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,666,000	1,551,574
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	131,980	127,373
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	3,615	3,577
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	174,329	153,280
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	781,932	637,485
FRB Ser. 06-24CB, Class A19, (CME Term SOFR 1 Month + 0.61%), 5.75%, 8/25/36	366,520	177,251
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	416,785	315,589
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	407,679	339,166
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	828,753	557,828
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	250,226	229,003
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	264,203	246,082
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	357,894	357,894
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	434,443	463,782
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	348,608	366,012
Structured Agency Credit Risk FRN Ser. 15-HQA1, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 3/25/28	88,865	91,848
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 11/25/23	263,869	266,678
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	385,491	402,500
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 4/25/30	149,676	151,687

74 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	$662,503	$679,330
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	52,364	53,088
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	647,401	661,159
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	635,714	640,661
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	216,571	219,388
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	332,865	337,428
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	90,110	90,962
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M1A, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	7,736	7,804
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	1,235	1,238
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	42,950	43,110
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	43,442	43,659
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	126,763	127,713
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	281,000	277,712
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.129%, 1/25/50	3,771	3,784
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	273,680	272,996
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	114,403	113,419
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	137,329	135,108
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	332,554	331,940
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	427,345	448,639
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	533,508	571,342
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	352,951	370,939
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	74,199	79,022
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	767,112	818,492
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	613,988	641,327

Dynamic Asset Allocation Balanced Fund 75

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.729%, 10/25/28	$14,476	$15,333
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	834	839
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	7,050	7,324
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	682,609	717,020
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.829%, 1/25/24	12,392	12,519
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	441,384	464,535
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	305,485	320,719
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	816,842	854,879
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	95,000	98,920
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	360,368	373,475
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	60,929	61,546
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	106,000	108,049
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	216,266	221,292
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.629%, 8/25/30	6,880	6,978
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	29,989	30,001
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	901,000	914,188
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	334,197	343,224
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.065%, 5/25/42	172,246	176,557
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.865%, 7/25/42	145,263	147,930
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	5,080	5,098
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	202,315	205,287
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	98,262	98,731
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	313	314
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	220,165	222,095

76 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	$259,177	$262,093
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	145,244	146,289
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.215%, 4/25/42	92,211	92,442
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 7.015%, 7/25/43	16,263	16,356
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	120,242	120,242
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	164,297	163,270
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	64,972	64,731
Connecticut Avenue Securities Trust FRB Ser. 21-R03, Class 1M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 12/25/41	7,864	7,847
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	15,176	15,143
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	470,131	450,397
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	421,641	368,931
Imperial Fund Mortgage Trust 144A Ser. 22-NQM5, Class A1, 5.39%, 8/25/67	172,711	166,308
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.016%, 3/25/54	254,000	254,159
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	286,138	282,076
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	428,146	430,114
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	375,591	370,574
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	424,859	413,700
MFRA Trust 144A Ser. 23-INV2, Class A1, 6.775%, 10/25/58	159,000	158,591
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	620,758	615,348
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	143,826	131,798
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	91,550	87,296
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (CME Term SOFR 1 Month + 1.01%), 6.334%, 1/25/48	200,103	198,032
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	273,753	264,180
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	824,074
RMF Proprietary Issuance Trust 144A Ser. 22-3, Class A, 4.00%, 8/25/62 W	214,000	167,969
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	757,000	596,664

Dynamic Asset Allocation Balanced Fund 77

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	$464,834	$370,072
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	198,363	191,600
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	246,154
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	148,784	134,292
FRB Ser. 05-AR11, Class A1B3, (CME Term SOFR 1 Month + 0.91%), 6.234%, 8/25/45	121,877	113,053
FRB Ser. 07-HY2, Class 1A1, 3.907%, 12/25/36 W	320,677	277,298
		29,742,759
Total mortgage-backed securities (cost $76,204,542)		$71,858,354

COLLATERALIZED LOAN OBLIGATIONS (1.3%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$331,000	$325,670
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	591,000	586,173
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	400,000	395,240
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	496,000	494,680
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	500,000	497,759
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	500,000	496,754
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	476,000	474,408
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	1,004,000	988,723
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	518,000	511,056
Crown Point CLO 10, Ltd. 144A FRB Ser. 21-10A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	350,000	346,219
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	478,000	472,415
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	573,198	572,448
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	500,000	500,088
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	500,000	500,821
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 4/15/33 (Cayman Islands)	550,000	548,360
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	498,107	496,314

78 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	$850,000	$847,415
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	300,000	298,074
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	250,000	246,413
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (CME Term SOFR 3 Month + 1.43%), 6.797%, 7/28/34	300,000	295,880
Invesco U.S. CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.219%, 7/15/36 (Jersey)	305,000	304,963
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (CME Term SOFR 3 Month + 1.50%), 6.853%, 7/25/34 (Cayman Islands)	400,000	396,312
Juniper Valley Park CLO, LLC 144A FRB Ser. 23-1A, Class A1, (CME Term SOFR 3 Month + 1.85%), 7.005%, 7/20/35	500,000	500,482
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	400,000	400,602
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	478,000	475,143
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	600,000	597,584
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	545,000	541,638
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 45, Ltd. 144A FRB Ser. 21-45A, Class A, (CME Term SOFR 3 Month + 1.39%), 6.703%, 10/14/35 (Cayman Islands)	350,000	346,915
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	350,000	346,110
Palmer Square CLO, Ltd. 144A FRB Ser. 22-5A, Class A, (CME Term SOFR 3 Month + 2.00%), 7.326%, 10/20/35 (Jersey)	300,000	301,343
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	1,178,000	1,167,087
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	750,000	743,768
Regatta XIX Funding, Ltd. 144A FRB Ser. 22-1A, Class A1, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	350,000	346,378
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	431,000	426,828
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	350,000	347,308
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	508,000	500,437
Sound Point CLO XXV, Ltd. 144A FRB Ser. 22-4A, Class A1R, (CME Term SOFR 3 Month + 1.28%), 6.631%, 4/25/33 (Cayman Islands)	350,000	342,526
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	758,000	746,640

Dynamic Asset Allocation Balanced Fund 79

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	$468,834	$467,659
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	308,000	308,761
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	409,000	404,486
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	300,000	296,110
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	300,000	297,733
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	600,000	596,997
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	500,000	491,059
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	452,000	445,794
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	900,000	892,900
Total collateralized loan obligations (cost $23,624,301)		$23,668,816

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	200,000	$144,507
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/19/32 (Benin)	EUR	250,000	195,356
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$630,000	466,200
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		446,000	388,022
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		970,000	785,700
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		360,000	339,919
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		750,000	651,271
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		310,000	256,525
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		550,000	536,938
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		908,000	737,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		560,000	558,167
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		278,000	263,658
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		262,000	252,970
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		350,000	350,875
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		1,320,000	1,230,417

80 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)* cont.	Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	$730,000	$703,603
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	400,000	405,376
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	751,986
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	750,000	585,000
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	205,000	189,881
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	234,894
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	164,250
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	970,000	880,696
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	264,399
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	430,000	317,005
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)	1,250,000	977,383
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	354,000	322,164
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	260,000	229,967
Total foreign government and agency bonds and notes (cost $14,739,483)		$13,184,879

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$4,500.00	$53,317,614	$12,434	$3,969,565
S&P 500 Index (Put)	Jun-24/4,500.00	53,317,614	12,434	3,313,546
Total purchased options outstanding (cost $5,061,881)				$7,283,111

SENIOR LOANS (0.3%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$179,182	$144,058
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	99,750	102,643
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	189,674	189,156
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	160,000	135,933
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	117,416	113,307
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	36,808	36,836
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	257,326	249,499

Dynamic Asset Allocation Balanced Fund 81

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	$59,700	$57,325
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	252,105	237,241
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	278,588	278,523
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	93,429	93,577
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	158,390	154,606
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	120,000	120,131
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	185,250	185,250
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	30,396	30,447
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	151,572	135,430
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	142,343	141,685
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	156,601	150,337
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	44,888	44,214
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	154,211	151,474
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	278,306	275,350
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	188,503	186,752
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	134,111	122,101
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	154,613	138,830
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	266,218	262,446
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	94,763	93,499
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	130,965	104,991
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	343,067	273,994
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	399,982	398,338
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	140,934	134,743
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	185,000	185,174
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	125,000	27,500
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	58,516	51,421

82 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
TK Elevator US Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.871%, 7/31/27	$117,621	$117,268
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	150,000	149,625
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	174,605	174,645
Vertiv Group Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.75%), 8.192%, 3/2/27	391,561	390,724
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	199,048	198,949
Total senior loans (cost $6,259,227)		$6,038,022

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$742,733	$739,233
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	870,000	869,847
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	129,029	128,496
Total asset-backed securities (cost $1,738,277)		$1,737,576

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$75,125
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	110,000	96,745
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	192,000	145,920
Total convertible bonds and notes (cost $378,362)		$317,790

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	3,701	$203,925
Total convertible preferred stocks (cost $185,050)		$203,925

SHORT-TERM INVESTMENTS (2.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	18,519,993	$18,519,993
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	8,175,000	8,175,000
U.S. Treasury Bills 4.972%, 11/2/23 # Φ		$14,749,000	14,681,815
U.S. Treasury Bills 5.200%, 10/26/23 # Φ		8,992,000	8,960,327
U.S. Treasury Bills 5.213%, 11/9/23 # Φ		1,400,000	1,392,174
U.S. Treasury Bills 5.422%, 12/7/23 # ∆ Φ		700,000	693,180
U.S. Treasury Bills 5.334%, 11/16/23 # Φ		200,000	198,677
Total short-term investments (cost $52,626,004)			$52,621,166

TOTAL INVESTMENTS
Total investments (cost $1,668,393,590)	$1,955,147,243

Dynamic Asset Allocation Balanced Fund 83

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PO	Principal Only
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,792,924,235.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $16,632,839 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $111,847 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,343,009 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

84 Dynamic Asset Allocation Balanced Fund

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $71,168,894)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/20/23	$2,988,795	$3,051,696	$62,901
	Canadian Dollar	Sell	10/18/23	175,999	180,299	4,300
	Euro	Sell	12/20/23	5,848,397	5,948,397	100,000
Barclays Bank PLC
	Japanese Yen	Sell	11/15/23	2,702,927	2,850,887	147,960
Citibank, N.A.
	Danish Krone	Sell	12/20/23	1,124,134	1,143,412	19,278
Goldman Sachs International
	Euro	Sell	12/20/23	125,531	127,684	2,153
HSBC Bank USA, National Association
	British Pound	Sell	12/20/23	2,998,928	3,060,489	61,561
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/23	942,145	965,224	23,079
	Euro	Sell	12/20/23	93,061	94,656	1,595
	Norwegian Krone	Sell	12/20/23	586,070	585,607	(463)
	Singapore Dollar	Buy	11/15/23	1,783,353	1,822,685	(39,332)
	Swedish Krona	Buy	12/20/23	2,938,019	2,894,275	43,744
Morgan Stanley & Co. International PLC
	Euro	Sell	12/20/23	11,560,652	11,769,398	208,746
	Japanese Yen	Buy	11/15/23	4,900,037	4,981,424	(81,387)

Dynamic Asset Allocation Balanced Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $71,168,894) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	10/18/23	$5,206,480	$5,386,855	$(180,375)
	Euro	Sell	12/20/23	1,889,441	1,921,917	32,476
	Swiss Franc	Buy	12/20/23	530,638	547,126	(16,488)
State Street Bank and Trust Co.
	British Pound	Sell	12/20/23	6,417,920	6,550,018	132,098
	Euro	Sell	12/20/23	1,134,556	1,153,904	19,348
	Swiss Franc	Buy	12/20/23	4,283,123	4,416,502	(133,379)
UBS AG
	Canadian Dollar	Sell	10/18/23	5,169,647	5,296,513	126,866
	Hong Kong Dollar	Buy	11/15/23	2,636,007	2,646,493	(10,486)
WestPac Banking Corp.
	Japanese Yen	Sell	11/15/23	3,580,123	3,773,433	193,310
Unrealized appreciation						1,179,415
Unrealized (depreciation)						(461,910)
Total						$717,505
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	45	$4,570,335	$4,593,375	Dec-23	$(149,942)
S&P 500 Index E-Mini (Long)	9	1,929,623	1,946,475	Dec-23	(83,704)
S&P 500 Index E-Mini (Short)	1,016	217,832,940	219,735,400	Dec-23	9,357,535
S&P Mid Cap 400 Index E-Mini (Long)	2	500,424	504,080	Dec-23	(16,224)
U.S. Treasury Bond 30 yr (Long)	239	27,193,719	27,193,719	Dec-23	(1,548,436)
U.S. Treasury Bond Ultra 30 yr (Long)	282	33,469,875	33,469,875	Dec-23	(2,497,596)
U.S. Treasury Note 2 yr (Long)	419	84,935,883	84,935,883	Dec-23	(307,544)
U.S. Treasury Note 5 yr (Long)	749	78,914,172	78,914,172	Dec-23	(664,638)
U.S. Treasury Note 10 yr (Long)	335	36,200,938	36,200,938	Dec-23	(641,551)
U.S. Treasury Note Ultra 10 yr (Short)	10	1,115,625	1,115,625	Dec-23	32,790
Unrealized appreciation					9,390,325
Unrealized (depreciation)					(5,909,635)
Total					$3,480,690

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $910,791)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$3,500.00	$53,317,614	$12,434	$1,119,711
Total				$1,119,711

86 Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $21,378,438)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$9,000,000	10/12/23	$8,699,068
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	6,000,000	10/12/23	5,509,919
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	2,000,000	10/12/23	1,781,249
Uniform Mortgage-Backed Securities, 3.50%, 10/1/53	2,000,000	10/12/23	1,719,687
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	4,000,000	10/12/23	3,307,033
Total			$21,016,956

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$113,996,000	$21,659 E	$(85,381)	12/20/25	4.80% — Annually	US SOFR — Annually	$(63,722)
53,898,000	10,241 E	40,622	12/20/25	US SOFR — Annually	4.80% — Annually	30,381
49,986,000	195,445 E	209,546	12/20/28	4.40% — Annually	US SOFR — Annually	14,101
25,249,000	481,246 E	(407,397)	12/20/33	4.00% — Annually	US SOFR — Annually	73,849
27,428,000	522,778 E	441,686	12/20/33	US SOFR — Annually	4.00% — Annually	(81,092)
1,263,000	82,335 E	(74,749)	12/20/53	3.60% — Annually	US SOFR — Annually	7,586
9,172,000	597,923 E	542,433	12/20/53	US SOFR — Annually	3.60% — Annually	(55,490)
1,312,000	11,782	(45)	9/28/53	3.957% — Annually	US SOFR — Annually	11,886
Total		$666,715	$(62,501)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$55,274,466	$53,326,265	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(2,055,292)
55,263,721	53,041,811	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	2,371,625

Dynamic Asset Allocation Balanced Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$71,682,262	$71,524,746	$—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(157,517)
66,673,907	66,543,355	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	130,552
Upfront premium received		—		Unrealized appreciation		2,502,177
Upfront premium (paid)		—		Unrealized (depreciation)		(2,212,809)
Total		$—		Total	$289,368
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	8,937	$698,341	1.31%
Targa Resources Corp.	Energy	8,112	695,329	1.30%
Constellation Energy Corp.	Utilities and power	6,369	694,746	1.30%
Unum Group	Financials	14,106	693,894	1.30%
Allison Transmission Holdings, Inc.	Capital goods	11,616	686,027	1.29%
Manhattan Associates, Inc.	Technology	3,469	685,761	1.29%
Vertiv Holdings Co.	Capital goods	18,369	683,322	1.28%
Marathon Oil Corp.	Energy	25,471	681,354	1.28%
Pinterest, Inc. Class A	Technology	24,795	670,207	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	737	670,163	1.26%
Booking Holdings, Inc.	Consumer cyclicals	216	665,021	1.25%
ON Semiconductor Corp.	Technology	7,139	663,613	1.24%
Uber Technologies, Inc.	Consumer staples	14,421	663,216	1.24%
Valero Energy Corp.	Energy	4,678	662,859	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	3,919	654,749	1.23%
MGIC Investment Corp.	Financials	38,795	647,484	1.21%
Procore Technologies, Inc.	Technology	9,847	643,201	1.21%
Pure Storage, Inc. Class A	Technology	18,047	642,842	1.21%
Toll Brothers, Inc.	Consumer cyclicals	8,640	639,011	1.20%
Cadence Design Systems, Inc.	Technology	2,725	638,571	1.20%
Synopsys, Inc.	Technology	1,383	634,795	1.19%
Gartner, Inc.	Consumer cyclicals	1,836	630,844	1.18%
Smartsheet, Inc. Class A	Technology	15,582	630,437	1.18%
Vornado Realty Trust	Financials	27,466	622,926	1.17%
Applied Materials, Inc.	Technology	4,487	621,238	1.16%
Jacobs Solutions, Inc.	Capital goods	4,543	620,092	1.16%
American International Group, Inc.	Financials	10,107	612,478	1.15%
Autonation, Inc.	Consumer cyclicals	3,977	602,170	1.13%

88 Dynamic Asset Allocation Balanced Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
General Motors Co.	Consumer cyclicals	17,393	$573,451	1.08%
MGM Resorts International	Consumer cyclicals	15,153	557,019	1.04%
General Dynamics Corp.	Capital goods	2,501	552,605	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	6,567	545,358	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	14,577	543,584	1.02%
NVR, Inc.	Consumer cyclicals	91	542,945	1.02%
NRG Energy, Inc.	Utilities and power	14,009	539,641	1.01%
Johnson Controls International PLC	Capital goods	9,923	528,003	0.99%
Genuine Parts Co.	Consumer cyclicals	3,650	527,029	0.99%
Expedia Group, Inc.	Consumer cyclicals	5,102	525,829	0.99%
Apartment Income REIT Corp.	Financials	16,523	507,249	0.95%
Molina Healthcare, Inc.	Health care	1,520	498,281	0.93%
Wintrust Financial Corp.	Financials	6,598	498,146	0.93%
Hologic, Inc.	Health care	7,096	492,444	0.92%
WestRock Co.	Basic materials	13,706	490,685	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	586	482,599	0.90%
Equitable Holdings, Inc.	Financials	16,953	481,308	0.90%
Boyd Gaming Corp.	Consumer cyclicals	7,626	463,917	0.87%
Ulta Beauty, Inc.	Consumer staples	1,154	461,073	0.86%
Roku, Inc.	Technology	6,354	448,499	0.84%
East West Bancorp, Inc.	Financials	8,462	446,034	0.84%
Coinbase Global, Inc. Class A	Financials	5,937	445,770	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	9,417	$706,093	1.33%
New Fortress Energy, Inc.	Energy	21,407	701,734	1.32%
Jack Henry & Associates, Inc.	Technology	4,516	682,615	1.29%
DT Midstream, Inc.	Energy	12,603	666,941	1.26%
IBM Corp.	Technology	4,724	662,738	1.25%
Berkshire Hathaway, Inc. Class B	Financials	1,879	658,206	1.24%
Tesla, Inc.	Consumer cyclicals	2,584	646,504	1.22%
Lithia Motors, Inc.	Consumer cyclicals	2,186	645,623	1.22%
Healthcare Realty Trust, Inc.	Financials	42,240	644,999	1.22%
Take-Two Interactive Software, Inc.	Technology	4,574	642,096	1.21%
Bunge, Ltd.	Consumer staples	5,887	637,314	1.20%
New York Community Bancorp, Inc.	Financials	55,594	630,435	1.19%
NortonLifeLock, Inc.	Technology	35,456	626,861	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	6,684	615,905	1.16%
General Electric Co.	Conglomerates	5,459	603,540	1.14%
TD SYNNEX Corp.	Technology	5,900	589,201	1.11%
agilon health, Inc.	Health care	33,036	586,714	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	6,966	582,209	1.10%
Tyler Technologies, Inc.	Technology	1,505	581,251	1.10%

Dynamic Asset Allocation Balanced Fund 89

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RPM International, Inc.	Basic materials	6,098	$578,116	1.09%
Ciena Corp.	Technology	12,211	577,093	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	6,373	576,724	1.09%
Ross Stores, Inc.	Consumer cyclicals	5,046	569,949	1.07%
Paramount Global Class B	Consumer cyclicals	44,083	568,671	1.07%
Cabot Oil & Gas Corp.	Energy	20,818	563,118	1.06%
Amdocs, Ltd.	Technology	6,540	552,584	1.04%
Domino’s Pizza, Inc.	Consumer staples	1,453	550,502	1.04%
D.R. Horton, Inc.	Consumer cyclicals	5,097	547,757	1.03%
Welltower, Inc.	Financials	6,679	547,159	1.03%
Ball Corp.	Capital goods	10,985	546,855	1.03%
Texas Instruments, Inc.	Technology	3,407	541,753	1.02%
Equifax, Inc.	Consumer cyclicals	2,927	536,181	1.01%
Thor Industries, Inc.	Consumer cyclicals	5,563	529,243	1.00%
Digital Realty Trust, Inc.	Financials	4,351	526,582	0.99%
T Rowe Price Group, Inc.	Financials	4,947	518,768	0.98%
Cooper Cos., Inc. (The)	Health care	1,613	513,047	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	30,635	504,860	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	5,445	503,211	0.95%
Exact Sciences Corp.	Health care	7,269	495,886	0.93%
DoubleVerify Holdings, Inc.	Technology	17,717	495,195	0.93%
Polaris, Inc.	Consumer cyclicals	4,751	494,786	0.93%
Five Below, Inc.	Consumer cyclicals	3,074	494,547	0.93%
Carnival Corp.	Consumer cyclicals	35,745	490,421	0.92%
Watsco, Inc.	Consumer staples	1,293	488,517	0.92%
Ovintiv, Inc.	Energy	10,194	484,940	0.91%
BioMarin Pharmaceutical, Inc.	Health care	5,462	483,309	0.91%
Universal Health Services, Inc. Class B	Health care	3,805	478,434	0.90%
PTC, Inc.	Technology	3,245	459,794	0.87%
Prudential Financial, Inc.	Financials	4,819	457,321	0.86%
Liberty Broadband Corp. Class C	Communication services	4,997	456,325	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	58,353	$368,513	0.52%
Clariant AG (Switzerland)	Basic materials	22,973	364,133	0.51%
RWE AG (Germany)	Utilities and power	9,729	362,066	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	13,672	360,444	0.50%
E.ON SE (Germany)	Utilities and power	30,378	360,222	0.50%
3M Co.	Conglomerates	3,844	359,890	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	15,775	358,482	0.50%
Holcim AG (Switzerland)	Basic materials	5,578	358,436	0.50%
Electronic Arts, Inc.	Technology	2,974	358,086	0.50%
SSE PLC (United Kingdom)	Utilities and power	18,220	358,045	0.50%

90 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Iberdrola SA (Spain)	Utilities and power	31,900	$357,833	0.50%
PepsiCo, Inc.	Consumer staples	2,111	357,711	0.50%
ArcelorMittal SA (France)	Basic materials	14,205	357,554	0.50%
Endesa SA (Spain)	Utilities and power	17,505	357,232	0.50%
Weyerhaeuser Co.	Basic materials	11,648	357,124	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	2,818	356,676	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	5,880	356,584	0.50%
Leidos Holdings, Inc.	Technology	3,866	356,275	0.50%
SS&C Technologies Holdings, Inc.	Technology	6,774	355,903	0.50%
Colgate-Palmolive Co.	Consumer staples	5,004	355,805	0.50%
SEI Investments Co.	Financials	5,902	355,484	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	21,508	354,854	0.50%
NetApp, Inc.	Technology	4,672	354,529	0.50%
Repsol SA (Spain)	Energy	21,504	354,480	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	1,468	353,196	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	24,444	352,680	0.49%
Deutsche Telekom AG (Germany)	Communication services	16,754	352,429	0.49%
Central Japan Railway Co. (Japan)	Transportation	14,455	352,103	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	14,671	351,475	0.49%
Globe Life, Inc.	Financials	3,229	351,070	0.49%
Chevron Corp.	Energy	2,078	350,328	0.49%
Consolidated Edison, Inc.	Utilities and power	4,096	350,300	0.49%
Exxon Mobil Corp.	Energy	2,971	349,345	0.49%
Phillips 66	Energy	2,900	348,469	0.49%
ConocoPhillips	Energy	2,869	343,655	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	4,653	341,009	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	16,034	340,365	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	412	338,235	0.47%
George weston, Ltd. (Canada)	Consumer staples	3,033	337,953	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	17,075	337,509	0.47%
Elisa Oyj (Finland)	Communication services	7,197	334,453	0.47%
Arkema SA (France)	Basic materials	3,372	334,051	0.47%
Hershey Co. (The)	Consumer staples	1,662	332,528	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	10,731	331,456	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	4,775	324,480	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	739	323,121	0.45%
TE Connectivity, Ltd.	Technology	2,615	323,017	0.45%
Alphabet, Inc. Class A	Technology	2,451	320,753	0.45%
Mondi PLC (Austria)	Basic materials	18,978	317,913	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	33,639	315,708	0.44%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	9,644	$336,640	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	6,249	336,456	0.51%
WEC Energy Group, Inc.	Utilities and power	4,163	335,351	0.50%
Straumann Holding AG (Switzerland)	Health care	2,615	335,033	0.50%
Heineken NV (Netherlands)	Consumer staples	3,790	334,930	0.50%
Kering SA (France)	Consumer cyclicals	732	334,607	0.50%
Commonwealth Bank of Australia (Australia)	Financials	5,160	332,896	0.50%
CMS Energy Corp.	Utilities and power	6,266	332,797	0.50%
REA Group, Ltd. (Australia)	Technology	3,337	332,359	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	121,598	332,304	0.50%
Orange SA (France)	Communication services	28,896	332,247	0.50%
Equifax, Inc.	Consumer cyclicals	1,814	332,234	0.50%
T-Mobile US, Inc.	Communication services	2,370	331,924	0.50%
Realty Income Corp.	Financials	6,644	331,826	0.50%
Ingersoll Rand, Inc.	Capital goods	5,190	330,696	0.50%
TransUnion	Consumer cyclicals	4,604	330,492	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	66,326	330,441	0.50%
Southwest Airlines Co.	Transportation	12,177	329,640	0.50%
Visa, Inc. Class A	Financials	1,431	329,230	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	18,252	327,491	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	5,751	327,289	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	16,458	326,730	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	27,571	325,913	0.49%
Bunge, Ltd.	Consumer staples	2,995	324,210	0.49%
Westlake Corp.	Basic materials	2,578	321,444	0.48%
DuPont de Nemours, Inc.	Basic materials	4,262	317,903	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	9,537	313,740	0.47%
Pernod Ricard SA (France)	Consumer staples	1,871	312,672	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	3,110	312,516	0.47%
Telus Corp. (Canada)	Communication services	18,625	305,541	0.46%
Duke Energy Corp.	Utilities and power	3,459	305,293	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	9,660	300,438	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	12,128	300,154	0.45%
Entegris, Inc.	Technology	3,107	291,741	0.44%
Atmos Energy Corp.	Utilities and power	2,736	289,857	0.44%
Nokia Oyj (Finland)	Technology	76,304	288,248	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	8,471	286,923	0.43%
PG&E Corp.	Utilities and power	17,735	286,060	0.43%
CenterPoint Energy, Inc.	Utilities and power	10,603	284,692	0.43%
Waste Connections, Inc.	Capital goods	2,111	283,445	0.43%
Williams Cos., Inc. (The)	Energy	8,261	278,324	0.42%
CGI Group, Inc. Class A (Canada)	Technology	2,800	277,259	0.42%
Ferrovial SE (Netherlands)	Basic materials	8,973	275,213	0.41%

92 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CRH PLC (Ireland)	Basic materials	4,951	$274,482	0.41%
Honeywell International, Inc.	Capital goods	1,470	271,588	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	13,278	270,165	0.41%
TransDigm Group, Inc.	Capital goods	319	268,543	0.40%
Masco Corp.	Consumer cyclicals	5,001	267,292	0.40%
Berkshire Hathaway, Inc. Class B	Financials	758	265,680	0.40%
Diamondback Energy, Inc.	Energy	1,711	265,054	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$46,895	$83,000	$31,598	11/18/54	500 bp — Monthly	$15,366
CMBX NA BB.6 Index	B/P	48,200	200,713	63,726	5/11/63	500 bp — Monthly	(15,360)
CMBX NA BB.7 Index	B-/P	31,284	599,176	219,837	1/17/47	500 bp — Monthly	(188,055)
CMBX NA BB.9 Index	B/P	1,629	8,000	3,167	9/17/58	500 bp — Monthly	(1,532)
CMBX NA BB.9 Index	B/P	13,274	65,000	25,734	9/17/58	500 bp — Monthly	(12,405)
CMBX NA BBB−.10 Index	BB+/P	4,963	40,000	11,048	11/17/59	300 bp — Monthly	(6,065)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	14,639	11/17/59	300 bp — Monthly	(8,830)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	15,516	113,384	41,601	1/17/47	500 bp — Monthly	(25,990)
CMBX NA BBB−.7 Index	BB/P	51,063	558,944	106,199	1/17/47	300 bp — Monthly	(54,857)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	(30)	14,848	2,382	5/11/63	200 bp — Monthly	(2,407)
CMBX NA BBB−.14 Index	BBB−/P	225	5,000	1,208	12/16/72	300 bp — Monthly	(981)
CMBX NA BBB−.7 Index	BB/P	418	5,191	986	1/17/47	300 bp — Monthly	(566)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(189)	36,000	3,719	12/16/72	200 bp — Monthly	(3,896)
CMBX NA A.7 Index	BBB+/P	9,165	151,713	11,909	1/17/47	200 bp — Monthly	(2,694)
CMBX NA BB.10 Index	B/P	4,975	62,000	27,764	5/11/63	500 bp — Monthly	(22,737)
CMBX NA BBB−.8 Index	BB−/P	5,302	34,000	6,470	10/17/57	300 bp — Monthly	(1,151)

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	$(126)	$21,000	$2,169	12/16/72	200 bp — Monthly	$(2,288)
CMBX NA A.6 Index	A+/P	5,769	19,302	3,096	5/11/63	200 bp — Monthly	2,679
CMBX NA BB.6 Index	B/P	24,066	58,541	18,587	5/11/63	500 bp — Monthly	5,528
CMBX NA BB.6 Index	B/P	48,543	117,680	37,363	5/11/63	500 bp — Monthly	11,278
Upfront premium received		317,069		Unrealized appreciation		34,851
Upfront premium (paid)		(345)		Unrealized (depreciation)		(349,814)
Total		$316,724		Total		$(314,963)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(6,063)	$21,678	$3,477	5/11/63	(200 bp) — Monthly	$(2,593)
CMBX NA A.6 Index	(1,263)	3,860	619	5/11/63	(200 bp) — Monthly	(646)
CMBX NA A.6 Index	(575)	2,079	333	5/11/63	(200 bp) — Monthly	(242)
CMBX NA A.6 Index	(324)	1,188	191	5/11/63	(200 bp) — Monthly	(134)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.7 Index	(1,550)	151,713	11,909	1/17/47	(200 bp) — Monthly	10,309
CMBX NA BB.10 Index	(47,738)	198,000	88,664	11/17/59	(500 bp) — Monthly	40,761
CMBX NA BB.10 Index	(18,615)	73,000	32,689	11/17/59	(500 bp) — Monthly	14,014
CMBX NA BB.10 Index	(7,410)	71,000	31,794	11/17/59	(500 bp) — Monthly	24,325

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.10 Index	$(6,360)	$58,000	$25,972	11/17/59	(500 bp) — Monthly	$19,564
CMBX NA BB.11 Index	(4,016)	31,000	11,802	11/18/54	(500 bp) — Monthly	7,760
CMBX NA BB.11 Index	(2,131)	31,000	11,802	11/18/54	(500 bp) — Monthly	9,645
CMBX NA BB.11 Index	(1,089)	21,000	7,995	11/18/54	(500 bp) — Monthly	6,888
CMBX NA BB.9 Index	(1,290)	32,000	12,669	9/17/58	(500 bp) — Monthly	11,352
CMBX NA BB.9 Index	(387)	6,000	2,375	9/17/58	(500 bp) — Monthly	1,983
CMBX NA BBB−.12 Index	(29,964)	95,000	26,420	8/17/61	(300 bp) — Monthly	(3,592)
CMBX NA BBB−.12 Index	(11,630)	33,000	9,177	8/17/61	(300 bp) — Monthly	(2,469)
CMBX NA BBB−.12 Index	(3,615)	19,000	5,284	8/17/61	(300 bp) — Monthly	1,660
CMBX NA BBB−.12 Index	(1,694)	10,000	2,781	8/17/61	(300 bp) — Monthly	1,082
CMBX NA BBB−.12 Index	(3,340)	10,000	2,781	8/17/61	(300 bp) — Monthly	(564)
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.8 Index	(24,000)	160,000	30,448	10/17/57	(300 bp) — Monthly	6,368
CMBX NA BBB−.8 Index	(11,100)	80,000	15,224	10/17/57	(300 bp) — Monthly	4,084
CMBX NA BBB−.8 Index	(6,639)	42,000	7,993	10/17/57	(300 bp) — Monthly	1,333
CMBX NA BBB−.8 Index	(5,550)	40,000	7,612	10/17/57	(300 bp) — Monthly	2,042
CMBX NA BBB−.8 Index	(3,062)	23,000	4,377	10/17/57	(300 bp) — Monthly	1,304
CMBX NA BBB−.8 Index	(2,004)	14,000	2,664	10/17/57	(300 bp) — Monthly	653
CMBX NA BBB−.9 Index	(9,700)	41,000	8,864	9/17/58	(300 bp) — Monthly	(857)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	65,827	11/17/59	(500 bp) — Monthly	46,091
CMBX NA BB.10 Index	(17,362)	146,000	65,379	11/17/59	(500 bp) — Monthly	47,895

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.10 Index	$(9,571)	$77,000	$34,481	11/17/59	(500 bp) — Monthly	$24,845
CMBX NA BB.7 Index	(9,143)	309,433	98,245	5/11/63	(500 bp) — Monthly	88,844
CMBX NA BB.7 Index	(28,039)	148,572	54,511	1/17/47	(500 bp) — Monthly	26,349
CMBX NA BB.8 Index	(6,658)	36,722	16,110	10/17/57	(500 bp) — Monthly	9,421
Goldman Sachs International
CMBX NA BB.10 Index	(4,525)	20,000	8,956	11/17/59	(500 bp) — Monthly	4,414
CMBX NA BB.6 Index	(9,821)	57,347	18,208	5/11/63	(500 bp) — Monthly	8,339
CMBX NA BB.6 Index	(146)	597	190	5/11/63	(500 bp) — Monthly	43
CMBX NA BB.7 Index	(74,519)	358,723	131,616	1/17/47	(500 bp) — Monthly	56,797
CMBX NA BB.7 Index	(12,780)	76,241	27,973	1/17/47	(500 bp) — Monthly	15,129
CMBX NA BB.8 Index	(18,610)	51,217	22,469	10/17/57	(500 bp) — Monthly	3,817
CMBX NA BB.8 Index	(16,578)	43,486	19,077	10/17/57	(500 bp) — Monthly	2,463
CMBX NA BB.8 Index	(1,699)	14,495	6,359	10/17/57	(500 bp) — Monthly	4,648
CMBX NA BBB−.12 Index	(48,394)	270,000	75,087	8/17/61	(300 bp) — Monthly	26,558
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	9,558	3,035	5/11/63	(500 bp) — Monthly	(5,210)
CMBX NA BB.7 Index	(93,524)	186,693	68,497	1/17/47	(500 bp) — Monthly	(25,182)
CMBX NA BBB−.14 Index	(61)	1,000	242	12/16/72	(300 bp) — Monthly	180
CMBX NA BBB−.7 Index	(116,208)	428,293	81,376	1/17/47	(300 bp) — Monthly	(35,046)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	63,588	11/17/59	(500 bp) — Monthly	55,390
CMBX NA BBB−.10 Index	(16,900)	78,000	21,544	11/17/59	(300 bp) — Monthly	4,604
CMBX NA BBB−.7 Index	(5,409)	57,106	10,850	1/17/47	(300 bp) — Monthly	5,413
CMBX NA BBB−.9 Index	(5,557)	30,000	6,486	9/17/58	(300 bp) — Monthly	914

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	$(1,062)	$3,267	$524	5/11/63	(200 bp) — Monthly	$(539)
CMBX NA A.6 Index	(168)	594	95	5/11/63	(200 bp) — Monthly	(72)
CMBX NA BB.10 Index	(23,389)	77,000	34,481	11/17/59	(500 bp) — Monthly	11,028
CMBX NA BB.10 Index	(7,446)	71,000	31,794	11/17/59	(500 bp) — Monthly	24,288
CMBX NA BB.10 Index	(13,856)	59,000	26,420	11/17/59	(500 bp) — Monthly	12,515
CMBX NA BB.7 Index	(6,171)	31,278	11,476	1/17/47	(500 bp) — Monthly	5,279
CMBX NA BB.7 Index	(402)	1,955	717	1/17/47	(500 bp) — Monthly	313
CMBX NA BB.8 Index	(7,407)	20,294	8,903	10/17/57	(500 bp) — Monthly	1,479
CMBX NA BB.8 Index	(3,986)	10,630	4,663	10/17/57	(500 bp) — Monthly	668
CMBX NA BB.9 Index	(1,353)	22,000	8,710	9/17/58	(500 bp) — Monthly	7,338
CMBX NA BB.9 Index	(851)	14,000	5,543	9/17/58	(500 bp) — Monthly	4,680
CMBX NA BB.9 Index	(428)	5,000	1,980	9/17/58	(500 bp) — Monthly	1,548
CMBX NA BB.9 Index	(453)	3,000	1,188	9/17/58	(500 bp) — Monthly	733
CMBX NA BBB−.10 Index	(2,755)	12,000	3,314	11/17/59	(300 bp) — Monthly	553
CMBX NA BBB−.10 Index	(315)	3,000	829	11/17/59	(300 bp) — Monthly	512
CMBX NA BBB−.12 Index	(24,350)	187,000	52,005	8/17/61	(300 bp) — Monthly	31,039
CMBX NA BBB−.12 Index	(6,260)	30,000	8,343	8/17/61	(300 bp) — Monthly	2,068
CMBX NA BBB−.12 Index	(4,985)	15,000	4,172	8/17/61	(300 bp) — Monthly	(821)
CMBX NA BBB−.14 Index	(62)	1,000	242	12/16/72	(300 bp) — Monthly	179
CMBX NA BBB−.7 Index	(6,827)	57,971	11,014	1/17/47	(300 bp) — Monthly	4,159
CMBX NA BBB−.8 Index	(10,080)	72,000	13,702	10/17/57	(300 bp) — Monthly	3,586
CMBX NA BBB−.8 Index	(8,013)	63,000	11,989	10/17/57	(300 bp) — Monthly	3,945
CMBX NA BBB−.8 Index	(7,063)	50,000	9,515	10/17/57	(300 bp) — Monthly	2,428

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(5,886)	$43,000	$8,183	10/17/57	(300 bp) — Monthly	$2,276
CMBX NA BBB−.8 Index	(4,314)	34,000	6,470	10/17/57	(300 bp) — Monthly	2,139
CMBX NA BBB−.8 Index	(1,704)	11,000	2,093	10/17/57	(300 bp) — Monthly	383
Upfront premium received	—		Unrealized appreciation		720,717
Upfront premium (paid)	(892,961)		Unrealized (depreciation)		(78,138)
Total	$(892,961)		Total		$642,579
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(48,618)	$4,156,000	$63,254	6/20/28	500 bp — Quarterly	$20,985
CDX NA IG Series 41 Index	BBB+/P	(844,251)	65,600,000	778,016	12/20/28	100 bp — Quarterly	(51,657)
Total	$(892,869)		$(30,672)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

98 Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$43,561,601	$15,133,527	$—
Capital goods	45,535,285	11,203,609	—
Communication services	20,295,400	1,949,478	—
Conglomerates	5,857,005	3,911,062	—
Consumer cyclicals	175,471,474	32,531,963	—
Consumer staples	63,078,243	21,926,175	—
Energy	49,658,568	13,049,056	—
Financials	132,707,508	37,322,147	—
Health care	138,929,411	25,640,262	7,115
Technology	357,230,712	14,619,655	—
Transportation	17,799,162	2,791,818	—
Utilities and power	26,974,169	5,078,462	—
Total common stocks	1,077,098,538	185,157,214	7,115
Asset-backed securities	—	1,737,576	—
Collateralized loan obligations	—	23,668,816	—
Convertible bonds and notes	—	317,790	—
Convertible preferred stocks	203,925	—	—
Corporate bonds and notes	—	263,806,331	—
Foreign government and agency bonds and notes	—	13,184,879	—
Mortgage-backed securities	—	71,858,354	—
Purchased options outstanding	—	7,283,111	—
Senior loans	—	6,038,022	—
U.S. government and agency mortgage obligations	—	251,338,240	—
U.S. treasury obligations	—	826,166	—
Short-term investments	8,175,000	44,446,166	—
Totals by level	$1,085,477,463	$869,662,665	$7,115

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$717,505	$—
Futures contracts	3,480,690	—	—
Written options outstanding	—	(1,119,711)	—
TBA sale commitments	—	(21,016,956)	—
Interest rate swap contracts	—	(729,216)	—
Total return swap contracts	—	289,368	—
Credit default contracts	—	1,766,050	—
Totals by level	$3,480,690	$(20,092,960)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,649,873,597)	$1,936,627,250
Affiliated issuers (identified cost $18,519,993) (Note 5)	18,519,993
Cash	98,471
Foreign currency (cost $321,942) (Note 1)	294,107
Dividends, interest and other receivables	6,503,879
Foreign tax reclaim	871,486
Receivable for shares of the fund sold	2,715,801
Receivable for investments sold	5,689,529
Receivable for sales of TBA securities (Note 1)	21,410,063
Receivable for variation margin on futures contracts (Note 1)	1,010,190
Receivable for variation margin on centrally cleared swap contracts (Note 1)	31,823
Unrealized appreciation on forward currency contracts (Note 1)	1,179,415
Unrealized appreciation on OTC swap contracts (Note 1)	3,257,745
Premium paid on OTC swap contracts (Note 1)	893,306
Deposits with broker (Note 1)	4,637,220
Prepaid assets	38,757
Total assets	2,003,779,035

LIABILITIES
Payable for investments purchased	5,854,567
Payable for purchases of delayed delivery securities (Note 1)	500,000
Payable for purchases of TBA securities (Note 1)	164,973,438
Payable for shares of the fund repurchased	1,930,270
Payable for compensation of Manager (Note 2)	780,261
Payable for custodian fees (Note 2)	52,979
Payable for investor servicing fees (Note 2)	535,890
Payable for Trustee compensation and expenses (Note 2)	330,857
Payable for administrative services (Note 2)	6,385
Payable for distribution fees (Note 2)	893,419
Payable for variation margin on futures contracts (Note 1)	27,581
Payable for variation margin on centrally cleared swap contracts (Note 1)	155,545
Unrealized depreciation on OTC swap contracts (Note 1)	2,640,761
Premium received on OTC swap contracts (Note 1)	317,069
Unrealized depreciation on forward currency contracts (Note 1)	461,910
Written options outstanding, at value (premiums $910,791) (Note 1)	1,119,711
TBA sale commitments, at value (proceeds receivable $21,378,438) (Note 1)	21,016,956
Collateral on certain derivative contracts, at value (Notes 1 and 10)	9,001,166
Payable to broker (Note 1)	1,703
Other accrued expenses	254,332
Total liabilities	210,854,800

Net assets	$1,792,924,235

(Continued on next page)

100 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,585,879,083
Total distributable earnings (Note 1)	207,045,152
Total — Representing net assets applicable to capital shares outstanding	$1,792,924,235

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,174,329,637 divided by 83,111,686 shares)	$14.13
Offering price per class A share (100/94.25 of $14.13)*	$14.99
Net asset value and offering price per class B share ($8,594,237 divided by 609,088 shares)**	$14.11
Net asset value and offering price per class C share ($124,595,212 divided by 9,147,621 shares)**	$13.62
Net asset value, offering price and redemption price per class P share
($23,789,279 divided by 1,678,781 shares)	$14.17
Net asset value, offering price and redemption price per class R share
($13,992,998 divided by 1,000,752 shares)	$13.98
Net asset value, offering price and redemption price per class R5 share
($14,814 divided by 1,040 shares)	$14.24
Net asset value, offering price and redemption price per class R6 share
($218,868,261 divided by 15,448,530 shares)	$14.17
Net asset value, offering price and redemption price per class Y share
($228,739,797 divided by 16,142,624 shares)	$14.17

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 101

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (including interest income of $1,141,614 from investments in affiliated issuers) (Note 5)	$28,537,864
Dividends (net of foreign taxes paid and refunded of $454,184)	24,944,290
Total investment income	53,482,154

EXPENSES
Compensation of Manager (Note 2)	10,307,360
Investor servicing fees (Note 2)	2,295,905
Custodian fees (Note 2)	234,647
Trustee compensation and expenses (Note 2)	89,671
Distribution fees (Note 2)	4,606,990
Administrative services (Note 2)	65,801
Other	758,442
Total expenses	18,358,816
Expense reduction (Note 2)	(59,425)
Net expenses	18,299,391

Net investment income	35,182,763

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	44,287,840
Net increase from payments by affiliates (Note 2)	889,605
Foreign currency transactions (Note 1)	(22,902)
Forward currency contracts (Note 1)	(681,092)
Futures contracts (Note 1)	(47,987,138)
Swap contracts (Note 1)	5,208,562
Written options (Note 1)	464,311
Total net realized gain	2,159,186
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	242,107,226
Assets and liabilities in foreign currencies	29,378
Forward currency contracts	604,042
Futures contracts	(21,932,508)
Swap contracts	(719,429)
Written options	(208,920)
Total change in net unrealized appreciation	219,879,789

Net gain on investments	222,038,975

Net increase in net assets resulting from operations	$257,221,738

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$35,182,763	$34,126,317
Net realized gain on investments
and foreign currency transactions	2,159,186	70,259,579
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	219,879,789	(533,733,099)
Net increase (decrease) in net assets resulting
from operations	257,221,738	(429,347,203)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(19,050,189)	(14,924,575)
Class B	(87,048)	(63,452)
Class C	(1,256,332)	(750,314)
Class P	(1,741,034)	(4,306,225)
Class R	(207,344)	(164,450)
Class R5	(186)	(125,023)
Class R6	(4,455,700)	(4,123,203)
Class Y	(4,845,114)	(4,617,383)
Net realized short-term gain on investments
Class A	—	(65,673,917)
Class B	—	(1,243,889)
Class C	—	(10,407,273)
Class P	—	(13,489,800)
Class R	—	(924,197)
Class R5	—	(503,502)
Class R6	—	(14,650,438)
Class Y	—	(17,102,608)
From capital gain on investments
Net realized long-term gain on investments
Class A	(51,405,658)	(74,409,262)
Class B	(634,519)	(1,409,339)
Class C	(6,954,281)	(11,791,553)
Class P	(12,660,610)	(15,284,090)
Class R	(721,195)	(1,047,125)
Class R5	(403)	(570,473)
Class R6	(10,503,145)	(16,599,106)
Class Y	(12,327,424)	(19,377,440)
Increase (decrease) from capital share transactions (Note 4)	(420,663,103)	75,542,499
Total decrease in net assets	(290,291,547)	(647,363,341)

NET ASSETS
Beginning of year	2,083,215,782	2,730,579,123
End of year	$1,792,924,235	$2,083,215,782

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$13.31	.25	1.43	1.68	(.23)	(.63)	(.86)	$14.13	12.88	$1,174,330.96		1.76	302
September 30, 2022	17.92	.21	(2.88)	(2.67)	(.18)	(1.76)	(1.94)	13.31	(16.86)	1,120,970.94		1.32	257
September 30, 2021	15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	17.92	18.66	1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
Class B
September 30, 2023	$13.28	.14	1.43	1.57	(.11)	(.63)	(.74)	$14.11	12.04	$8,594	1.71	.97	302
September 30, 2022	17.87	.08	(2.86)	(2.78)	(.05)	(1.76)	(1.81)	13.28	(17.49)	15,150	1.69	.52	257
September 30, 2021	15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	17.87	17.80	29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
Class C
September 30, 2023	$12.86	.14	1.37	1.51	(.12)	(.63)	(.75)	$13.62	11.99	$124,595	1.71	1.01	302
September 30, 2022	17.37	.09	(2.78)	(2.69)	(.06)	(1.76)	(1.82)	12.86	(17.47)	151,985	1.69	.56	257
September 30, 2021	14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	17.37	17.76	224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
Class P
September 30, 2023	$13.34	.27[e]	1.47	1.74	(.28)	(.63)	(.91)	$14.17	13.33	$23,789.59		1.92[e]	302
September 30, 2022	17.97	.27	(2.90)	(2.63)	(.24)	(1.76)	(2.00)	13.34	(16.61)	265,860.57		1.70	257
September 30, 2021	15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	17.97	19.12	288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
Class R
September 30, 2023	$13.18	.21	1.41	1.62	(.19)	(.63)	(.82)	$13.98	12.57	$13,993	1.21	1.51	302
September 30, 2022	17.76	.17	(2.85)	(2.68)	(.14)	(1.76)	(1.90)	13.18	(17.06)	15,388	1.19	1.07	257
September 30, 2021	15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	17.76	18.39	20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
Class R5
September 30, 2023	$13.34	.27	1.46	1.73	(.20)	(.63)	(.83)	$14.24	13.22	$15.73		1.89	302
September 30, 2022	17.97	.24	(2.89)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.73)	7,691.71		1.54	257
September 30, 2021	15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	17.97	18.95	10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 105

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$13.34	.30	1.44	1.74	(.28)	(.63)	(.91)	$14.17	13.30	$218,868.63		2.09	302
September 30, 2022	17.96	.26	(2.89)	(2.63)	(.23)	(1.76)	(1.99)	13.34	(16.60)	230,311.61		1.64	257
September 30, 2021	15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	17.96	19.08	332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
Class Y
September 30, 2023	$13.34	.28	1.44	1.72	(.26)	(.63)	(.89)	$14.17	13.20	$228,740.71		2.01	302
September 30, 2022	17.97	.25	(2.90)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.72)	275,861.69		1.56	257
September 30, 2021	15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	17.97	19.04	387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ended September 30, 2023 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class P”	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

” Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

108 Dynamic Asset Allocation Balanced Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

Dynamic Asset Allocation Balanced Fund 109

would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

110 Dynamic Asset Allocation Balanced Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

Dynamic Asset Allocation Balanced Fund 111

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,487,529 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

112 Dynamic Asset Allocation Balanced Fund

other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,149,691 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dynamic Asset Allocation Balanced Fund 113

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged to the fund which cannot be sold or repledged totaled $101,308 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $167,195 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $111,847 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or

114 Dynamic Asset Allocation Balanced Fund

emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,704,483 to increase undistributed net investment income, $1,803 to increase paid-in capital and $6,706,286 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$269,285,193
Unrealized depreciation	(123,077,994)
Net unrealized appreciation	146,207,199
Undistributed ordinary income	33,449,692
Undistributed long-term gains	24,024,817
Undistributed short-term gains	3,433,389
Cost for federal income tax purposes	$1,792,327,774

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Balanced Fund 115

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by

Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $889,605 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

116 Dynamic Asset Allocation Balanced Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,581,645	Class R	20,481
Class B	16,194	Class R5	2,121
Class C	192,545	Class R6	116,868
Class P	12,002	Class Y	354,049
		Total	$2,295,905

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $59,425 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,608, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,966,932
Class B	1.00%	1.00%	120,971
Class C	1.00%	1.00%	1,442,348
Class R	1.00%	0.50%	76,739
Total			$4,606,990

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $108,883 from the sale of class A shares and received $25 and $1,794 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,058 on class A redemptions.

Dynamic Asset Allocation Balanced Fund 117

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,389,531,365	$6,709,792,286
U.S. government securities (Long-term)	—	—
Total	$6,389,531,365	$6,709,792,286

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	5,570,257	$78,396,799	5,766,600	$92,077,627
Shares issued in connection with
reinvestment of distributions	5,003,024	68,246,267	9,139,222	149,911,651
	10,573,281	146,643,066	14,905,822	241,989,278
Shares repurchased	(11,687,331)	(164,622,235)	(10,911,465)	(172,531,047)
Net increase (decrease)	(1,114,050)	$(17,979,169)	3,994,357	$69,458,231

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	8,860	$123,169	18,637	$296,253
Shares issued in connection with
reinvestment of distributions	50,697	685,648	154,852	2,554,835
	59,557	808,817	173,489	2,851,088
Shares repurchased	(591,293)	(8,278,451)	(658,461)	(10,420,977)
Net decrease	(531,736)	$(7,469,634)	(484,972)	$(7,569,889)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	884,955	$11,984,261	1,138,358	$17,696,225
Shares issued in connection with
reinvestment of distributions	611,999	8,012,542	1,400,630	22,354,374
	1,496,954	19,996,803	2,538,988	40,050,599
Shares repurchased	(4,172,076)	(56,677,375)	(3,616,490)	(54,809,750)
Net decrease	(2,675,122)	$(36,680,572)	(1,077,502)	$(14,759,151)

118 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	3,567,227	$49,488,146	9,021,682	$139,724,675
Shares issued in connection with
reinvestment of distributions	1,063,848	14,401,644	2,018,937	33,077,234
	4,631,075	63,889,790	11,040,619	172,801,909
Shares repurchased	(22,883,580)	(320,547,966)	(7,151,469)	(112,039,375)
Net increase (decrease)	(18,252,505)	$(256,658,176)	3,889,150	$60,762,534

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	136,537	$1,895,304	163,758	$2,536,727
Shares issued in connection with
reinvestment of distributions	68,458	922,124	130,402	2,122,490
	204,995	2,817,428	294,160	4,659,217
Shares repurchased	(371,898)	(5,149,667)	(295,331)	(4,603,929)
Net increase (decrease)	(166,903)	$(2,332,239)	(1,171)	$55,288

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	7,563	$105,385	56,511	$877,913
Shares issued in connection with
reinvestment of distributions	43	589	72,920	1,198,998
	7,606	105,974	129,431	2,076,911
Shares repurchased	(582,938)	(8,514,303)	(162,909)	(2,660,804)
Net decrease	(575,332)	$(8,408,329)	(33,478)	$(583,893)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,419,084	$34,075,874	2,110,470	$33,679,675
Shares issued in connection with
reinvestment of distributions	1,067,109	14,598,573	2,110,322	34,636,066
	3,486,193	48,674,447	4,220,792	68,315,741
Shares repurchased	(5,299,097)	(74,902,033)	(5,455,423)	(87,232,590)
Net decrease	(1,812,904)	$(26,227,586)	(1,234,631)	$(18,916,849)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,321,757	$61,123,653	5,407,974	$86,488,116
Shares issued in connection with
reinvestment of distributions	1,121,505	15,335,702	2,224,065	36,537,292
	5,443,262	76,459,355	7,632,039	123,025,408
Shares repurchased	(9,972,457)	(141,366,753)	(8,510,339)	(135,929,180)
Net decrease	(4,529,195)	$(64,907,398)	(878,300)	$(12,903,772)

Dynamic Asset Allocation Balanced Fund 119

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$68,997,140	$449,618,158	$500,095,305	$1,141,614	$18,519,993
Total Short-term
investments	$68,997,140	$449,618,158	$500,095,305	$1,141,614	$18,519,993

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

120 Dynamic Asset Allocation Balanced Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$22,000
Written equity option contracts (contract amount)	$19,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$82,000,000
Centrally cleared interest rate swap contracts (notional)	$365,300,000
OTC total return swap contracts (notional)	$269,300,000
OTC credit default contracts (notional)	$9,000,000
Centrally cleared credit default contracts (notional)	$61,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net assets—
Credit contracts	Unrealized appreciation	$2,397,737*	Payables	$631,687
Foreign exchange
contracts	Receivables	1,179,415	Payables	461,910
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	19,142,823*	Unrealized depreciation	3,582,390*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	629,961*	Unrealized depreciation	6,986,152*
Total		$23,349,936		$11,662,139

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,492,659	$1,492,659
Foreign exchange contracts	—	—	(681,092)	—	$(681,092)
Equity contracts	(180,899)	(29,646,679)	—	4,779,370	$(25,048,208)
Interest rate contracts	—	(18,340,459)	—	(1,063,467)	$(19,403,926)
Total	$(180,899)	$(47,987,138)	$(681,092)	$5,208,562	$(43,640,567)

Dynamic Asset Allocation Balanced Fund 121

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,257,895	$1,257,895
Foreign exchange contracts	—	—	604,042	—	$604,042
Equity contracts	2,012,310	(29,207,521)	—	(2,085,478)	$(29,280,689)
Interest rate contracts	—	7,275,013	—	108,154	$7,383,167
Total	$2,012,310	$(21,932,508)	$604,042	$(719,429)	$(20,035,585)

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

122 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 123

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$31,823	$—	$—	$—	$—	$ —	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$31,823
OTC Total return
swap contracts*#	—	2,371,625	—	—	—	—	—	130,552	—	—	—	—	—	—	—	—	—	—	2,502,177
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	366,100	333,831	309,280	—	—	152,772	102,267	271,290	—	—	—	—	—	1,535,540
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	609,577	—	—	—	—	—	—	400,613	—	—	—	—	—	—	—	1,010,190
Forward currency contracts#	167,201	147,960	—	—	19,278	—	—	2,153	61,561	68,418	—	—	208,746	32,476	151,446	126,866	—	193,310	1,179,415
Purchased options**#	—	—	—	—	7,283,111	—	—	—	—	—	—	—	—	—	—	—	—	—	7,283,111
Total Assets	$167,201	$2,519,585	$31,823	$609,577	$7,302,389	$366,100	$333,831	$441,985	$61,561	$68,418	$553,385	$102,267	$480,036	$32,476	$151,446	$126,866	$—	$193,310	$13,542,256
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	121,009	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	121,009
OTC Total return
swap contracts*#	—	2,055,292	—	—	—	—	—	157,517	—	—	—	—	—	—	—	—	—	—	2,212,809
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	368,908	147,426	4,567	—	—	49,731	—	61,055	—	—	—	—	—	631,687
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	34,536	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34,536
Futures contracts§	—	—	—	25,237	—	—	—	—	—	—	2,344	—	—	—	—	—	—	—	27,581
Forward currency contracts#	—	—	—	—	—	—	—	—	—	39,795	—	—	81,387	196,863	133,379	10,486	—	—	461,910
Written options#	—	—	—	—	1,119,711	—	—	—	—	—	—	—	—	—	—	—	—	—	1,119,711
Total Liabilities	$—	$2,055,292	$155,545	$25,237	$1,119,711	$368,908	$147,426	$162,084	$—	$39,795	$52,075	$—	$142,442	$196,863	$133,379	$10,486	$—	$—	$4,609,243
Total Financial and Derivative
Net Assets	$167,201	$464,293	$(123,722)	$584,340	$6,182,678	$(2,808)	$186,405	$279,901	$61,561	$28,623	$501,310	$102,267	$337,594	$(164,387)	$18,067	$116,380	$—	$193,310	$8,933,013
Total collateral received
(pledged)†##	$167,201	$464,293	$—	$—	$6,070,000	$—	$186,405	$279,901	$—	$—	$125,000	$102,267	$337,594	$(111,847)	$—	$101,308	$—	$—
Net amount	$—	$—	$(123,722)	$584,340	$112,678	$(2,808)	$—	$—	$61,561	$28,623	$376,310	$—	$—	$(52,540)	$18,067	$15,072	$—	$193,310

124 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 125

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled collateral
received (including
TBA commitments)**	$225,667	$490,811	$—	$—	$6,070,000	$—	$220,000	$1,420,000	$—	$—	$125,000	$109,688	$340,000	$—	$—	$—	$—	$—	$9,001,166
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$101,308	$—	$—	$101,308
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(468,791)	$—	$—	$—	$—	$(313,482)	$—	$—	$(111,847)	$—	$—	$(560,736)	$—	$(1,454,856)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $16,632,839 and no monies, respectively.

126 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Conservative Fund 23

The fund’s portfolio 9/30/23

COMMON STOCKS (50.5%)*	Shares	Value
Basic materials (2.4%)
AdvanSix, Inc.	832	$25,859
American Vanguard Corp.	789	8,624
American Woodmark Corp. †	483	36,520
Andersons, Inc. (The)	668	34,409
Anglo American PLC (London Exchange) (United Kingdom)	7,624	211,081
AptarGroup, Inc.	974	121,789
ArcelorMittal SA (France)	11,532	288,414
Archer-Daniels-Midland Co.	1,551	116,976
Arcosa, Inc.	191	13,733
Arkema SA (France)	921	90,818
Atkore, Inc. †	514	76,684
Avient Corp.	268	9,466
BHP Group, Ltd. (ASE Exchange) (Australia)	19,861	563,170
BHP Group, Ltd. (London Exchange) (Australia)	1,401	39,693
BlueScope Steel, Ltd. (Australia)	11,625	145,181
Boise Cascade Co.	663	68,316
Builders FirstSource, Inc. †	7,434	925,459
CF Industries Holdings, Inc.	1,476	126,552
Cie de Saint-Gobain SA (France)	5,497	329,317
Clearwater Paper Corp. †	340	12,325
Commercial Metals Co.	218	10,771
Constellium SE (France) †	3,495	63,609
Corteva, Inc.	13,823	707,185
CRH PLC (Ireland)	10,218	559,231
CRH PLC (London Exchange) (Ireland)	11,682	644,322
Dole PLC (Ireland)	909	10,526
Dow, Inc.	2,233	115,133
DuPont de Nemours, Inc.	7,663	571,583
Eastman Chemical Co.	4,144	317,928
Eiffage SA (France)	1,551	147,328
Element Solutions, Inc.	5,928	116,248
Fortune Brands Innovations, Inc.	1,897	117,918
Freeport-McMoRan, Inc. (Indonesia)	25,814	962,604
Frontdoor, Inc. †	1,565	47,873
Glencore PLC (United Kingdom)	39,908	228,226
Holcim AG (Switzerland)	2,509	160,640
Huntsman Corp.	4,764	116,242
Innospec, Inc.	348	35,566
LightWave Logic, Inc. †	3,953	17,670
Limbach Holdings, Inc. †	411	13,041
Linde PLC	1,258	468,417
Martin Marietta Materials, Inc.	1,096	449,886
Minerals Technologies, Inc.	185	10,131
Misumi Group, Inc. (Japan)	1,100	17,174
Mueller Industries, Inc.	739	55,543
Nucor Corp.	778	121,640
Olin Corp.	2,437	121,801
Orion Engineered Carbons SA (Luxembourg)	678	14,428

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Basic materials cont.
PotlatchDeltic Corp. R	412	$18,701
PPG Industries, Inc.	4,929	639,784
Reliance Steel & Aluminum Co.	589	154,453
Rio Tinto PLC (United Kingdom)	2,621	164,644
Sherwin-Williams Co. (The)	2,416	616,201
Shin-Etsu Chemical Co., Ltd. (Japan)	12,200	354,098
Simpson Manufacturing Co., Inc.	213	31,910
South32, Ltd. (Australia)	26,503	57,983
Standex International Corp.	83	12,092
Steel Dynamics, Inc.	1,266	135,741
Sterling Construction Co., Inc. †	785	57,682
Taiyo Nippon Sanso Corp. (Japan)	5,300	125,613
Tenaris SA (Italy)	6,434	101,664
TopBuild Corp. †	489	123,032
Tronox Holdings PLC Class A	3,694	49,647
Tutor Perini Corp. †	880	6,890
UFP Industries, Inc.	777	79,565
WestRock Co.	4,058	145,276
Weyerhaeuser Co. R	7,758	237,860
Worthington Industries, Inc.	70	4,327
Yara International ASA (Norway)	2,983	112,977
		12,697,190
Capital goods (2.3%)
Adient PLC †	289	10,606
Aeva Technologies, Inc. †	5,721	4,376
Alamo Group, Inc.	62	10,717
Albany International Corp. Class A	149	12,856
Allison Transmission Holdings, Inc.	2,430	143,516
American Axle & Manufacturing Holdings, Inc. †	5,058	36,721
Applied Industrial Technologies, Inc.	331	51,176
Aptiv PLC †	1,717	169,279
Astec Industries, Inc.	247	11,636
Astronics Corp. †	704	11,165
BAE Systems PLC (United Kingdom)	29,689	360,391
Ball Corp.	5,857	291,561
Barnes Group, Inc.	300	10,191
Belden, Inc.	292	28,193
Berry Global Group, Inc.	1,944	120,353
Boeing Co. (The) †	643	123,250
Caterpillar, Inc.	1,362	371,826
Comfort Systems USA, Inc.	73	12,440
Cummins, Inc.	599	136,848
Dassault Aviation SA (France)	453	85,207
Deere & Co.	297	112,082
Eaton Corp. PLC	521	111,119
Ebara Corp. (Japan)	2,300	107,741
Emerson Electric Co.	1,212	117,043
Encore Wire Corp.	210	38,317
Enviri Corp. †	1,491	10,765

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (50.5%)* cont.	Shares	Value
Capital goods cont.
Fortive Corp.	1,628	$120,732
Franklin Electric Co., Inc.	137	12,225
GEA Group AG (Germany)	3,297	121,867
Gentherm, Inc. †	181	9,821
GrafTech International, Ltd.	7,985	30,583
HEICO Corp.	740	119,828
Hillenbrand, Inc.	422	17,855
Honeywell International, Inc.	3,542	654,349
Hyster-Yale Materials Handling, Inc.	374	16,673
Ingersoll Rand, Inc.	11,541	735,393
ITT, Inc.	1,182	115,730
Jacobs Solutions, Inc.	1,681	229,457
Johnson Controls International PLC	17,709	942,296
Kone Oyj Class B (Finland)	731	30,821
L3Harris Technologies, Inc.	735	127,978
Legrand SA (France)	1,678	154,001
LKQ Corp.	2,370	117,339
Lockheed Martin Corp.	350	143,136
Mitsubishi Electric Corp. (Japan)	11,000	135,994
Mitsubishi Heavy Industries, Ltd. (Japan)	6,200	347,362
MYR Group, Inc. †	128	17,249
NGK Insulators, Ltd. (Japan)	7,100	94,106
nLight, Inc. †	757	7,873
Northrop Grumman Corp.	1,762	775,615
O-I Glass, Inc. †	2,925	48,935
Otis Worldwide Corp.	1,609	129,219
Parker Hannifin Corp.	356	138,669
Powell Industries, Inc.	248	20,559
Prysmian SpA (Italy)	12,254	491,626
Republic Services, Inc.	876	124,839
Rheinmetall AG (Germany)	605	155,982
RTX Corp.	8,898	640,389
Ryerson Holding Corp.	1,304	37,933
Shyft Group, Inc. (The)	687	10,284
Standard Motor Products, Inc.	135	4,539
Stoneridge, Inc. †	527	10,577
Terex Corp.	1,168	67,300
Tetra Tech, Inc.	893	135,763
Textron, Inc.	1,390	108,615
Titan International, Inc. †	1,125	15,109
Titan Machinery, Inc. †	427	11,350
TransDigm Group, Inc. †	595	501,663
Valmont Industries, Inc.	483	116,021
Vertiv Holdings Co.	18,716	696,235
Vinci SA (France)	6,475	716,826
Waste Connections, Inc.	2,434	326,886
Watts Water Technologies, Inc. Class A	83	14,344
Xylem, Inc./NY	1,284	116,883
Zurn Elkay Water Solutions Corp.	1,844	51,669
		12,269,873

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Communication services (0.9%)
American Tower Corp. R	7,462	$1,227,127
AT&T, Inc.	46,989	705,775
Cambium Networks Corp. †	632	4,633
Charter Communications, Inc. Class A †	1,305	573,965
Comcast Corp. Class A	13,194	585,022
Crown Castle, Inc. R	1,315	121,019
Iridium Communications, Inc.	2,394	108,903
KDDI Corp. (Japan)	4,500	137,751
Liberty Latin America, Ltd. Class C (Chile) †	5,184	42,301
Nippon Telegraph & Telephone Corp. (Japan)	132,500	156,495
SBA Communications Corp. R	1,723	344,893
T-Mobile US, Inc. †	2,564	359,088
Telstra Group, Ltd. (Australia)	78,586	194,333
Verizon Communications, Inc.	3,286	106,499
		4,667,804
Communications equipment (—%)
Motorola Solutions, Inc.	587	159,805
Viavi Solutions, Inc. †	1,077	9,844
		169,649
Computers (3.7%)
A10 Networks, Inc.	2,903	43,632
Adeia, Inc.	2,721	29,060
Agilysys, Inc. †	348	23,024
Amplitude, Inc. Class A †	1,053	12,183
AppFolio, Inc. Class A †	61	11,140
Apple, Inc.	82,620	14,145,370
Asana, Inc. Class A †	533	9,759
Bandwidth, Inc. Class A †	1,339	15,091
Calix, Inc. †	1,287	58,996
Cisco Systems, Inc.	23,517	1,264,274
CommVault Systems, Inc. †	872	58,956
Dropbox, Inc. Class A †	4,477	121,909
Elastic NV †	2,072	168,329
Enfusion, Inc. Class A †	1,286	11,535
Extreme Networks, Inc. †	2,526	61,154
Fortinet, Inc. †	2,050	120,294
Fujitsu, Ltd. (Japan)	2,400	282,376
GitLab, Inc. Class A †	2,584	116,848
HashiCorp., Inc. Class A †	4,814	109,904
MongoDB, Inc. †	463	160,133
MSCI, Inc.	1,230	631,089
NetApp, Inc.	872	66,167
NetScout Systems, Inc. †	409	11,460
OneSpan, Inc. †	919	9,879
PDF Solutions, Inc. †	316	10,238
Phreesia, Inc. †	1,051	19,633
PlayAGS, Inc. †	1,088	7,094
Pure Storage, Inc. Class A †	2,996	106,718
Qualys, Inc. †	476	72,614

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (50.5%)* cont.	Shares	Value
Computers cont.
Rapid7, Inc. †	1,311	$60,018
RingCentral, Inc. Class A †	3,683	109,127
Smartsheet, Inc. Class A †	3,697	149,581
Snowflake, Inc. Class A †	926	141,465
Super Micro Computer, Inc. †	362	99,268
Synopsys, Inc. †	2,840	1,303,475
Vimeo, Inc. †	5,046	17,863
Weave Communications, Inc. †	2,681	21,850
Yext, Inc. †	4,825	30,542
		19,692,048
Conglomerates (0.4%)
3M Co.	1,193	111,689
AMETEK, Inc.	6,457	954,086
General Electric Co.	1,169	129,233
Marubeni Corp. (Japan)	20,000	311,693
Mitsubishi Corp. (Japan)	6,200	295,372
Mitsui & Co., Ltd. (Japan)	10,200	369,690
SPX Technologies, Inc. †	443	36,060
		2,207,823
Consumer cyclicals (8.4%)
AAON, Inc.	158	8,985
Amazon.com, Inc. †	50,070	6,364,899
Apogee Enterprises, Inc.	257	12,100
Aristocrat Leisure, Ltd. (Australia)	12,353	324,158
Arrowhead Pharmaceuticals, Inc. †	1,404	37,725
Asics Corp. (Japan)	7,500	261,862
Automatic Data Processing, Inc.	6,632	1,595,527
AutoZone, Inc. †	49	124,460
Bandai Namco Holdings, Inc. (Japan)	12,800	260,333
Barrett Business Services, Inc.	122	11,009
Bayerische Motoren Werke AG (Germany)	1,656	168,679
Beazer Homes USA, Inc. †	1,978	49,272
BJ’s Wholesale Club Holdings, Inc. †	4,681	334,083
Blue Bird Corp. †	480	10,248
Bluegreen Vacations Holding Corp.	140	5,135
BlueLinx Holdings, Inc. †	292	23,970
Booking Holdings, Inc. †	733	2,260,535
Boyd Gaming Corp.	1,847	112,353
Buckle, Inc. (The)	318	10,618
Caesars Entertainment, Inc. †	2,228	103,268
Caleres, Inc.	1,611	46,332
Cimpress PLC (Ireland) †	539	37,735
Cintas Corp.	345	165,948
Compass Group PLC (United Kingdom)	13,748	334,925
CoStar Group, Inc. †	3,292	253,122
Dana, Inc.	744	10,914
Dillard’s, Inc. Class A	175	57,892
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	2,443	229,768
DraftKings, Inc. Class A †	3,885	114,374

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Ecolab, Inc.	582	$98,591
Expedia Group, Inc. †	1,588	163,675
Experian PLC (United Kingdom)	7,927	258,968
Ford Motor Co.	9,507	118,077
Forestar Group, Inc. †	819	22,064
Forrester Research, Inc. †	199	5,751
Franklin Covey Co. †	264	11,331
General Motors Co.	38,328	1,263,674
Global Payments, Inc.	1,067	123,121
GMS, Inc. †	738	47,210
Golden Entertainment, Inc.	502	17,158
Goodyear Tire & Rubber Co. (The) †	849	10,553
Green Dot Corp. Class A †	757	10,545
Group 1 Automotive, Inc.	42	11,286
Hermes International (France)	197	358,125
Hilton Worldwide Holdings, Inc.	4,236	636,162
Home Depot, Inc. (The)	3,186	962,682
Host Hotels & Resorts, Inc. R	7,246	116,443
Hovnanian Enterprises, Inc. Class A †	255	25,923
Huron Consulting Group, Inc. †	122	12,708
Industria de Diseno Textil SA (Spain)	9,761	363,298
Informa PLC (United Kingdom)	27,965	254,827
InterContinental Hotels Group PLC (United Kingdom)	2,390	176,197
International Game Technology PLC	2,177	66,007
Jardine Matheson Holdings, Ltd. (Hong Kong)	1,400	64,961
JD Sports Fashion PLC (United Kingdom)	148,834	271,144
JELD-WEN Holding, Inc. †	1,982	26,480
KB Home	234	10,830
La Francaise des Jeux SAEM (France)	1,214	39,425
Laureate Education, Inc.	4,076	57,472
Lennar Corp. Class A	1,036	116,270
Light & Wonder, Inc. †	1,094	78,035
Live Nation Entertainment, Inc. †	3,852	319,870
LiveRamp Holdings, Inc. †	1,907	54,998
Lowe’s Cos., Inc.	504	104,751
Lululemon Athletica, Inc. (Canada) †	2,177	839,473
LVMH Moet Hennessy Louis Vuitton SA (France)	1,692	1,276,489
M/I Homes, Inc. †	662	55,634
Marriott International, Inc./MD Class A	522	102,604
Masonite International Corp. †	177	16,500
Mastercard, Inc. Class A	4,659	1,844,544
MasterCraft Boat Holdings, Inc. †	493	10,954
MGM Resorts International	2,641	97,083
Modine Manufacturing Co. †	1,378	63,044
Movado Group, Inc.	371	10,147
Netflix, Inc. †	5,611	2,118,714
Nike, Inc. Class B	4,224	403,899
Nintendo Co., Ltd. (Japan)	16,100	670,730
NVR, Inc. †	23	137,156

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer cyclicals cont.
O’Reilly Automotive, Inc. †	2,622	$2,383,030
Owens Corning	1,083	147,732
Pan Pacific International Holdings Corp. (Japan)	12,700	266,700
Pandora A/S (Denmark)	1,745	179,890
PayPal Holdings, Inc. †	21,282	1,244,146
PGT Innovations, Inc. †	486	13,487
Pitney Bowes, Inc.	6,411	19,361
PRADA SpA (Italy)	18,000	105,299
PROG Holdings, Inc. †	333	11,059
PulteGroup, Inc.	15,107	1,118,673
Rational AG (Germany)	54	34,188
RE/MAX Holdings, Inc. Class A	521	6,742
Red Rock Resorts, Inc. Class A	1,242	50,922
Ross Stores, Inc.	3,466	391,485
Ryman Hospitality Properties, Inc. R	836	69,622
Signet Jewelers, Ltd.	826	59,315
Sinclair, Inc.	1,003	11,254
Skyline Champion Corp. †	505	32,179
Sony Group Corp. (Japan)	4,000	327,207
SP Plus Corp. †	308	11,119
Stellantis NV (Italy)	19,956	382,564
StoneCo., Ltd. Class A (Brazil) †	4,427	47,236
Target Corp.	3,630	401,369
Tesla, Inc. †	10,428	2,609,294
TJX Cos., Inc. (The)	1,557	138,386
Toll Brothers, Inc.	1,349	99,772
Toyota Motor Corp. (Japan)	1,600	28,751
Trade Desk, Inc. (The) Class A †	1,288	100,657
TRI Pointe Homes, Inc. †	2,034	55,630
Triton International, Ltd. (Bermuda)	888	73,056
TuSimple Holdings, Inc. Class A †	8,034	12,533
United Rentals, Inc.	1,781	791,779
Universal Music Group NV (Netherlands)	23,318	606,379
Vista Outdoor, Inc. †	199	6,591
Visteon Corp. †	447	61,717
Volkswagen AG (Preference) (Germany)	2,293	264,008
Walmart, Inc.	22,031	3,523,418
WEX, Inc. †	521	97,995
Wolters Kluwer NV (Netherlands)	2,801	339,217
Worldline SA/France (France) †	4,907	137,211
		43,516,785
Consumer staples (3.5%)
A-Mark Precious Metals, Inc.	501	14,694
ACCO Brands Corp.	2,117	12,152
Altria Group, Inc.	10,684	449,262
Asahi Group Holdings, Ltd. (Japan)	8,900	332,744
Auto Trader Group PLC (United Kingdom)	17,251	129,312
Bloomin’ Brands, Inc.	408	10,033
Brink’s Co. (The)	732	53,172

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer staples cont.
Cal-Maine Foods, Inc.	239	$11,572
Cargurus, Inc. †	2,070	36,266
Carlsberg A/S Class B (Denmark)	293	36,921
Carrols Restaurant Group, Inc. †	3,035	20,001
Chipotle Mexican Grill, Inc. †	290	531,231
CK Hutchison Holdings, Ltd. (Hong Kong)	88,000	469,009
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	11,100	145,081
Coca-Cola Co. (The)	41,628	2,330,335
Coca-Cola Consolidated, Inc.	99	62,996
Coca-Cola Europacific Partners PLC (Spain)	7,261	453,667
Coca-Cola HBC AG (Italy)	8,460	231,547
Coles Group, Ltd. (Australia)	15,993	159,278
Colgate-Palmolive Co.	1,798	127,856
CoreCivic, Inc. †	1,105	12,431
Costco Wholesale Corp.	2,065	1,166,642
Coursera, Inc. †	936	17,494
Dave & Buster’s Entertainment, Inc. †	502	18,609
DoorDash, Inc. Class A †	1,846	146,702
e.l.f. Beauty, Inc. †	94	10,324
Etsy, Inc. †	1,899	122,637
First Watch Restaurant Group, Inc. †	1,049	18,137
Heidrick & Struggles International, Inc.	653	16,338
Hershey Co. (The)	746	149,260
Hostess Brands, Inc. †	1,706	56,827
Hudson Technologies, Inc. †	1,303	17,330
Imperial Brands PLC (United Kingdom)	14,795	300,440
Ingles Markets, Inc. Class A	262	19,736
Insperity, Inc.	107	10,443
Inter Parfums, Inc.	445	59,781
ITOCHU Corp. (Japan)	11,900	429,950
Itron, Inc. †	995	60,277
Jeronimo Martins SGPS SA (Portugal)	3,517	78,932
John B. Sanfilippo & Son, Inc.	144	14,227
Kenvue, Inc.	15,308	307,385
Kerry Group PLC Class A (Ireland)	1,151	96,083
Keurig Dr Pepper, Inc.	18,440	582,151
Koninklijke Ahold Delhaize NV (Netherlands)	10,299	310,547
Korn Ferry	993	47,108
L’Oreal SA (France)	1,112	460,523
MakeMyTrip, Ltd. (India) †	3,524	142,792
McDonald’s Corp.	323	85,091
Mondelez International, Inc. Class A	6,414	445,132
Nestle SA (Switzerland)	7,432	839,231
Nissin Food Products Co., Ltd. (Japan)	2,000	166,149
PepsiCo, Inc.	1,003	169,948
Perdoceo Education Corp.	1,653	28,266
Philip Morris International, Inc.	18,978	1,756,983
Primo Water Corp.	689	9,508
Procter & Gamble Co. (The)	10,398	1,516,652

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer staples cont.
Recruit Holdings Co., Ltd. (Japan)	11,300	$347,977
Resideo Technologies, Inc. †	717	11,329
Resources Connection, Inc.	656	9,781
Sally Beauty Holdings, Inc. †	3,097	25,953
Simply Good Foods Co. (The) †	1,032	35,625
Sodexo SA (France)	1,030	106,077
Turning Point Brands, Inc.	369	8,520
Uber Technologies, Inc. †	33,431	1,537,492
Udemy, Inc. †	553	5,254
Unilever PLC (United Kingdom)	7,538	371,986
United Natural Foods, Inc. †	580	8,201
Upwork, Inc. †	4,058	46,099
USANA Health Sciences, Inc. †	198	11,605
Vector Group, Ltd.	1,294	13,768
WH Group, Ltd. (Hong Kong)	156,500	81,660
Yakult Honsha Co., Ltd. (Japan)	15,800	383,784
		18,312,306
Electronics (2.8%)
Advanced Micro Devices, Inc. †	5,380	553,172
Allied Motion Technologies, Inc.	252	7,792
Ambarella, Inc. †	172	9,121
Broadcom, Inc.	2,325	1,931,099
CEVA, Inc. †	453	8,784
ESCO Technologies, Inc.	180	18,799
Hamamatsu Photonics KK (Japan)	1,800	75,680
Hoya Corp. (Japan)	5,300	546,184
Keysight Technologies, Inc. †	969	128,208
NVIDIA Corp.	16,491	7,173,420
NXP Semiconductors NV	2,019	403,638
Qorvo, Inc. †	1,393	132,990
Qualcomm, Inc.	19,980	2,218,978
Rambus, Inc. †	1,216	67,841
Shimadzu Corp. (Japan)	5,900	156,688
STMicroelectronics NV (France)	3,633	156,526
Synaptics, Inc. †	252	22,539
TDK Corp. (Japan)	2,100	77,770
Thales SA (France)	3,326	466,682
Trimble, Inc. †	1,266	68,187
TTM Technologies, Inc. †	1,110	14,297
Vishay Intertechnology, Inc.	594	14,684
Vontier Corp.	13,578	419,832
Woodward, Inc.	953	118,420
		14,791,331
Energy (2.5%)
Alpha Metallurgical Resources, Inc.	299	77,659
Amplify Energy Corp. †	1,562	11,481
APA Corp.	2,985	122,684
Arch Resources, Inc.	227	38,740
BP PLC (United Kingdom)	139,531	900,930

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Energy cont.
California Resources Corp.	1,211	$67,828
Cheniere Energy, Inc.	4,762	790,302
Chevron Corp.	773	130,343
Chord Energy Corp.	409	66,287
Comstock Resources, Inc.	910	10,037
ConocoPhillips	8,923	1,068,975
CONSOL Energy, Inc.	561	58,855
Delek US Holdings, Inc.	346	9,830
DMC Global, Inc. †	392	9,592
Equinor ASA (Norway)	9,271	303,965
Exxon Mobil Corp.	32,033	3,766,440
Golar LNG, Ltd. (Norway)	2,186	53,032
Marathon Oil Corp.	46,259	1,237,428
Marathon Petroleum Corp.	5,255	795,292
Murphy Oil Corp.	114	5,170
Nabors Industries, Ltd. †	175	21,550
Newpark Resources, Inc. †	1,702	11,761
NOW, Inc. †	3,315	39,349
Oceaneering International, Inc. †	507	13,040
Par Pacific Holdings, Inc. †	1,736	62,392
PBF Energy, Inc. Class A	1,579	84,524
Peabody Energy Corp.	527	13,697
Repsol SA (Spain)	20,871	343,570
Schlumberger, Ltd.	2,115	123,305
Shell PLC (United Kingdom)	25,037	807,035
Shell PLC (United Kingdom)	13,380	424,816
SM Energy Co.	1,513	59,990
SunCoke Energy, Inc.	2,172	22,046
Targa Resources Corp.	1,468	125,837
Thermon Group Holdings, Inc. †	708	19,449
TotalEnergies SE (France)	4,771	313,967
US Silica Holdings, Inc. †	3,794	53,268
Valero Energy Corp.	6,121	867,407
W&T Offshore, Inc. †	2,594	11,362
Warrior Met Coal, Inc.	1,438	73,453
Weatherford International PLC †	921	83,194
		13,099,882
Financials (6.9%)
3i Group PLC (United Kingdom)	13,467	338,970
Affiliated Managers Group, Inc.	1,028	133,990
AIB Group PLC (Ireland)	20,544	92,513
Alexander & Baldwin, Inc. R	1,327	22,201
Allianz SE (Germany)	630	150,231
Ally Financial, Inc.	4,172	111,309
Amalgamated Financial Corp.	541	9,316
American Assets Trust, Inc. R	508	9,881
American Equity Investment Life Holding Co.	1,316	70,590
American Express Co.	1,290	192,455
American Financial Group, Inc.	1,216	135,791

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
American International Group, Inc.	27,706	$1,678,983
Ameriprise Financial, Inc.	1,846	608,589
Anywhere Real Estate, Inc. †	3,970	25,527
Apartment Income REIT Corp. R	3,845	118,042
Apollo Global Management, Inc.	7,878	707,129
Apple Hospitality REIT, Inc. R	1,566	24,022
Armada Hoffler Properties, Inc. R	928	9,503
ASR Nederland NV (Netherlands)	1,960	73,605
Associated Banc-Corp.	626	10,711
Assured Guaranty, Ltd.	7,225	437,257
AvalonBay Communities, Inc. R	651	111,803
Aviva PLC (United Kingdom)	33,123	156,615
AXA SA (France)	28,841	854,280
Axos Financial, Inc. †	1,462	55,351
Banco Bilbao Vizcaya Argentaria SA (Spain)	48,511	395,003
Banco Latinoamericano de Comercio Exterior SA (Panama)	441	9,349
Bank Hapoalim MB (Israel)	5,011	44,555
Bank Leumi Le-Israel BM (Israel)	24,133	199,543
Bank of America Corp.	40,124	1,098,595
Bank of Ireland Group PLC (Ireland)	50,902	499,838
Bank of New York Mellon Corp. (The)	12,042	513,591
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	551	14,921
Banner Corp.	1,017	43,100
Berkshire Hathaway, Inc. Class B †	1,348	472,204
BGC Group, Inc. Class A	9,527	50,303
Bread Financial Holdings, Inc.	1,635	55,917
BrightSpire Capital, Inc. R	3,955	24,758
Brixmor Property Group, Inc. R	9,061	188,288
Broadstone Net Lease, Inc. R	639	9,138
Camden Property Trust R	1,406	132,979
Capital One Financial Corp.	5,332	517,470
Cathay General Bancorp	1,359	47,239
Central Pacific Financial Corp.	685	11,426
Charles Schwab Corp. (The)	16,197	889,215
Chubb, Ltd.	649	135,109
Citigroup, Inc.	53,408	2,196,671
CNO Financial Group, Inc.	2,661	63,146
ConnectOne Bancorp, Inc.	720	12,838
COPT Defense Properties R	448	10,676
Corebridge Financial, Inc.	6,803	134,359
Cushman & Wakefield PLC †	2,945	22,441
Customers Bancorp, Inc. †	1,169	40,272
DBS Group Holdings, Ltd. (Singapore)	13,600	333,941
Deutsche Boerse AG (Germany)	1,157	199,982
Discover Financial Services	12,411	1,075,165
DNB Bank ASA (Norway)	15,304	308,244
East West Bancorp, Inc.	2,335	123,078
Eastern Bankshares, Inc.	867	10,872
Employers Holdings, Inc.	335	13,383

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
Enova International, Inc. †	325	$16,533
Enterprise Financial Services Corp.	762	28,575
Equitable Holdings, Inc.	16,869	478,911
Equity Residential R	5,519	324,020
Erste Group Bank AG (Czech Republic)	3,251	112,306
Essent Group, Ltd.	1,483	70,131
Essential Properties Realty Trust, Inc. R	489	10,577
Essex Property Trust, Inc. R	554	117,498
Eurazeo SE (France)	568	33,836
Euronext NV (France)	2,961	206,060
Exor NV (Netherlands)	1,189	105,397
Fifth Third Bancorp	4,744	120,166
First BanCorp/Puerto Rico (Puerto Rico)	4,441	59,776
First Financial Corp./IN	269	9,095
First Industrial Realty Trust, Inc. R	2,278	108,410
Fulton Financial Corp.	392	4,747
Gaming and Leisure Properties, Inc. R	13,762	626,860
Genworth Financial, Inc. Class A †	10,615	62,204
Gjensidige Forsikring ASA (Norway)	1,850	27,185
Global Net Lease, Inc. R	960	9,226
Globe Life, Inc.	1,138	123,735
Goldman Sachs Group, Inc. (The)	4,020	1,300,751
Goodman Group (Australia) R	24,603	340,831
Granite Point Mortgage Trust, Inc. R	2,217	10,819
Hancock Whitney Corp.	1,276	47,199
Hanmi Financial Corp.	935	15,175
Heartland Financial USA, Inc.	853	25,104
Heritage Commerce Corp.	1,236	10,469
Hilltop Holdings, Inc.	382	10,834
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	800	29,826
Hope Bancorp, Inc.	2,743	24,276
Horace Mann Educators Corp.	1,060	31,143
Independent Bank Corp./MI	492	9,023
Intercontinental Exchange, Inc.	1,169	128,613
International Bancshares Corp.	289	12,525
Investor AB Class B (Sweden)	18,101	346,465
Israel Discount Bank, Ltd. Class A (Israel)	17,909	96,673
Jackson Financial, Inc. Class A	1,634	62,451
Japan Exchange Group, Inc. (Japan)	20,200	374,660
Jefferies Financial Group, Inc.	3,184	116,630
JPMorgan Chase & Co.	16,595	2,406,607
Julius Baer Group, Ltd. (Switzerland)	5,440	348,627
Kennedy-Wilson Holdings, Inc.	2,638	38,884
Ladder Capital Corp. R	1,079	11,071
Lloyds Banking Group PLC (United Kingdom)	607,970	327,371
Loews Corp.	2,016	127,633
London Stock Exchange Group PLC (United Kingdom)	3,730	374,443
Marsh & McLennan Cos., Inc.	617	117,415
MetLife, Inc.	14,089	886,339

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
MFA Financial, Inc. R	1,845	$17,730
MGIC Investment Corp.	12,525	209,042
Mid-America Apartment Communities, Inc. R	908	116,814
Mitsubishi UFJ Financial Group, Inc. (Japan)	66,200	561,504
Mizrahi Tefahot Bank, Ltd. (Israel)	2,906	105,195
Mr. Cooper Group, Inc. †	1,270	68,021
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	589	229,786
Nasdaq, Inc.	2,298	111,660
National Australia Bank, Ltd. (Australia)	14,279	266,560
National Bank Holdings Corp. Class A	349	10,386
National Health Investors, Inc. R	554	28,453
National Retail Properties, Inc.	7,983	282,119
Navient Corp.	3,253	56,017
NMI Holdings, Inc. Class A †	375	10,159
Nordea Bank ABP (Finland)	31,795	349,390
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	17,086	123,874
OceanFirst Financial Corp.	696	10,071
OFG Bancorp (Puerto Rico)	1,021	30,487
Open House Co., Ltd. (Japan)	800	27,142
Pathward Financial, Inc.	892	41,112
Peapack-Gladstone Financial Corp.	334	8,567
PennyMac Financial Services, Inc.	357	23,776
Piedmont Office Realty Trust, Inc. Class A R	2,189	12,302
PNC Financial Services Group, Inc. (The)	5,523	678,059
Preferred Bank/Los Angeles CA	415	25,834
Premier Financial Corp.	576	9,827
Prudential PLC (United Kingdom)	20,174	217,236
Public Storage R	489	128,861
QCR Holdings, Inc.	240	11,645
Regency Centers Corp. R	1,944	115,551
Reinsurance Group of America, Inc.	2,441	354,409
RenaissanceRe Holdings, Ltd.	654	129,440
Retail Opportunity Investments Corp. R	2,642	32,708
Rithm Capital Corp. R	12,926	120,083
RMR Group, Inc. (The) Class A	400	9,808
S&T Bancorp, Inc.	372	10,074
Safehold, Inc. R	565	10,057
Sampo Oyj Class A (Finland)	6,175	266,959
SEI Investments Co.	2,147	129,314
Service Properties Trust R	1,305	10,035
Simon Property Group, Inc. R	2,980	321,929
SiriusPoint, Ltd. (Bermuda) †	1,145	11,645
SITE Centers Corp. R	861	10,616
SLM Corp.	8,032	109,396
SouthState Corp.	67	4,513
State Street Corp.	3,504	234,628
StoneX Group, Inc. †	408	39,543
Sunstone Hotel Investors, Inc. R	6,757	63,178

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
Synchrony Financial	4,023	$122,983
Tanger Factory Outlet Centers, Inc. R	451	10,193
Taylor Morrison Home Corp. †	1,537	65,492
Terreno Realty Corp. R	178	10,110
Tokio Marine Holdings, Inc. (Japan)	7,900	182,114
TPG RE Finance Trust, Inc. R	1,620	10,903
TrustCo Bank Corp. NY	371	10,125
UBS Group AG (Switzerland)	19,448	480,711
UDR, Inc. R	3,123	111,397
UMB Financial Corp.	165	10,238
Universal Insurance Holdings, Inc.	903	12,660
Unum Group	2,572	126,517
Urban Edge Properties R	755	11,521
Vicinity, Ltd. (Australia) R	76,920	83,836
Virtu Financial, Inc. Class A	6,898	119,128
Virtus Investment Partners, Inc.	153	30,904
Visa, Inc. Class A	5,092	1,171,211
Vornado Realty Trust R	14,425	327,159
W.R. Berkley Corp.	1,758	111,615
Wells Fargo & Co.	21,184	865,578
WesBanco, Inc.	559	13,651
Westamerica Bancorp	796	34,427
Whitestone REIT R	1,093	10,526
Zurich Insurance Group AG (Switzerland)	288	131,972
		36,143,864
Health care (6.6%)
2seventy bio, Inc. †	2,092	8,201
Abbott Laboratories	22,305	2,160,240
AbbVie, Inc.	8,380	1,249,123
ACADIA Pharmaceuticals, Inc. †	2,459	51,246
Adaptive Biotechnologies Corp. †	5,586	30,444
Addus HomeCare Corp. †	123	10,478
Agenus, Inc.	9,242	10,443
Alkermes PLC †	2,246	62,910
Amgen, Inc.	565	151,849
AMN Healthcare Services, Inc. †	128	10,903
Amneal Pharmaceuticals, Inc. †	4,419	18,648
Amylyx Pharmaceuticals, Inc. †	1,330	24,352
AngioDynamics, Inc. †	1,467	10,724
Arcellx, Inc. †	1,163	41,728
Arcturus Therapeutics Holdings, Inc. †	1,725	44,074
Arvinas, Inc. †	445	8,740
AstraZeneca PLC (United Kingdom)	8,498	1,143,633
AstraZeneca PLC (Rights) (United Kingdom) F	440	1,346
AstraZeneca PLC ADR (United Kingdom)	11,347	768,419
AtriCure, Inc. †	796	34,865
Avanos Medical, Inc. †	873	17,652
Axonics, Inc. †	177	9,933
Bio-Rad Laboratories, Inc. Class A †	359	128,684

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
Biohaven, Ltd. †	2,496	$64,921
bioMerieux (France)	624	60,331
Boston Scientific Corp. †	8,188	432,327
Bristol-Myers Squibb Co.	2,159	125,308
Cabaletta Bio, Inc. †	1,711	26,041
Cardinal Health, Inc.	7,158	621,458
Castle Biosciences, Inc. †	764	12,904
Catalyst Pharmaceuticals, Inc. †	843	9,855
Cigna Group (The)	4,429	1,267,004
Cogent Biosciences, Inc. †	805	7,849
Computer Programs and Systems, Inc. †	348	5,547
Corcept Therapeutics, Inc. †	753	20,515
CVS Health Corp.	5,374	375,213
Danaher Corp.	4,790	1,188,399
Dentsply Sirona, Inc.	3,455	118,023
Dexcom, Inc. †	5,303	494,770
Dyne Therapeutics, Inc. †	1,078	9,659
Edwards Lifesciences Corp. †	1,778	123,180
Elevance Health, Inc.	2,664	1,159,959
Eli Lilly and Co.	7,100	3,813,623
Enanta Pharmaceuticals, Inc. †	860	9,606
Exelixis, Inc. †	6,399	139,818
Fate Therapeutics, Inc. †	3,834	8,128
Fulgent Genetics, Inc. †	752	20,108
GE HealthCare Technologies, Inc.	964	65,591
Genelux Corp. †	432	10,580
Glaukos Corp. †	300	22,575
GlaxoSmithKline PLC (United Kingdom)	24,191	437,317
HCA Healthcare, Inc.	587	144,390
Health Catalyst, Inc. †	1,408	14,249
HealthEquity, Inc. †	179	13,076
Hologic, Inc. †	1,719	119,299
Humana, Inc.	1,016	494,304
IDEXX Laboratories, Inc. †	490	214,262
IGM Biosciences, Inc. †	1,070	8,935
ImmunoGen, Inc. †	2,160	34,279
Inari Medical, Inc. †	193	12,622
Incyte Corp. †	7,482	432,235
Inspire Medical Systems, Inc. †	508	100,808
Intuitive Surgical, Inc. †	2,302	672,852
Ipsen SA (France)	681	89,196
IQVIA Holdings, Inc. †	661	130,052
Jazz Pharmaceuticals PLC †	910	117,790
Johnson & Johnson	882	137,372
Keros Therapeutics, Inc. †	276	8,799
Kiniksa Pharmaceuticals, Ltd. Class A †	1,178	20,462
Lantheus Holdings, Inc. †	857	59,544
Ligand Pharmaceuticals, Inc. †	165	9,887
LivaNova PLC (United Kingdom) †	951	50,289

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
Lonza Group AG (Switzerland)	278	$128,616
MacroGenics, Inc. †	1,211	5,643
Marinus Pharmaceuticals, Inc. †	1,488	11,978
McKesson Corp.	2,838	1,234,105
Medpace Holdings, Inc. †	449	108,716
Medtronic PLC	1,704	133,525
Merck & Co., Inc.	25,338	2,608,547
Merck KGaA (Germany)	1,692	282,802
Mettler-Toledo International, Inc. †	117	129,644
MiMedx Group, Inc. †	2,480	18,079
Neurocrine Biosciences, Inc. †	1,220	137,250
Nevro Corp. †	537	10,321
Novartis AG (Switzerland)	6,640	677,572
Novavax, Inc. †	5,685	41,159
Novo Nordisk A/S Class B (Denmark)	13,754	1,251,144
Olympus Corp. (Japan)	9,800	126,969
Ono Pharmaceutical Co., Ltd. (Japan)	7,700	147,684
Option Care Health, Inc. †	1,981	64,085
OraSure Technologies, Inc. †	2,825	16,752
Orthofix Medical, Inc. (Netherlands) †	630	8,102
Pacific Biosciences of California, Inc. †	1,152	9,619
PetIQ, Inc. †	1,406	27,698
Pfizer, Inc.	3,389	112,413
PTC Therapeutics, Inc. †	1,357	30,410
Quanterix Corp. †	959	26,027
Quantum-Si, Inc. †	4,536	7,530
RadNet, Inc. †	771	21,734
RAPT Therapeutics, Inc. †	592	9,839
Regeneron Pharmaceuticals, Inc. †	1,590	1,308,507
ResMed, Inc.	805	119,035
Roche Holding AG (Switzerland)	2,313	630,906
Sabra Health Care REIT, Inc. R	2,874	40,064
Sanofi (France)	9,138	980,527
Schrodinger, Inc. †	338	9,555
Select Medical Holdings Corp.	1,025	25,902
SI-BONE, Inc. †	494	10,493
Sonic Healthcare, Ltd. (Australia)	11,314	216,465
STAAR Surgical Co. †	731	29,372
Surmodics, Inc. †	347	11,135
Sutro Biopharma, Inc. †	1,968	6,829
Teladoc Health, Inc. †	5,728	106,484
Tenaya Therapeutics, Inc. †	1,708	4,355
TG Therapeutics, Inc. †	983	8,218
Thermo Fisher Scientific, Inc.	1,570	794,687
UnitedHealth Group, Inc.	3,524	1,776,765
Veradigm, Inc. †	3,226	42,390
Vertex Pharmaceuticals, Inc. †	4,471	1,554,746
Viatris, Inc.	6,069	59,840
Voyager Therapeutics, Inc. †	2,198	17,035

Dynamic Asset Allocation Conservative Fund 39

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
West Pharmaceutical Services, Inc.	154	$57,782
Zimmer Biomet Holdings, Inc.	974	109,302
Zymeworks, Inc. †	2,089	13,244
		34,855,547
Semiconductor (0.4%)
AIXTRON SE (Germany)	4,340	159,625
Applied Materials, Inc.	3,481	481,944
ASML Holding NV (Netherlands)	1,075	631,282
Axcelis Technologies, Inc. †	436	71,090
Disco Corp. (Japan)	1,900	348,914
KLA Corp.	480	220,157
Lam Research Corp.	263	164,841
MaxLinear, Inc. Class A †	1,679	37,358
Renesas Electronics Corp. (Japan) †	11,700	179,507
		2,294,718
Software (4.2%)
Adobe, Inc. †	4,917	2,507,178
Atlassian Corp. Class A †	735	148,110
Autodesk, Inc. †	680	140,699
Cadence Design Systems, Inc. †	10,599	2,483,346
Domo, Inc. Class B †	2,820	27,664
F5 Networks, Inc. †	772	124,400
HubSpot, Inc. †	1,072	527,961
Intapp, Inc. †	1,458	48,872
Intuit, Inc.	750	383,205
Manhattan Associates, Inc. †	656	129,665
Microsoft Corp.	40,902	12,914,754
Nexon Co., Ltd. (Japan)	11,900	211,258
Oracle Corp.	19,095	2,022,543
PROS Holdings, Inc. †	979	33,893
ROBLOX Corp. Class A †	4,286	124,123
Sapiens International Corp. NV (Israel)	530	15,068
Square Enix Holdings Co., Ltd. (Japan)	4,200	143,900
Squarespace, Inc. Class A †	1,837	53,218
Workday, Inc. Class A †	520	111,722
		22,151,579
Technology services (3.4%)
Accenture PLC Class A	785	241,081
Alphabet, Inc. Class A †	38,308	5,012,985
Alphabet, Inc. Class C †	23,419	3,087,795
Capgemini SE (France)	1,216	211,145
CSG Systems International, Inc.	749	38,289
DocuSign, Inc. †	6,988	293,496
eBay, Inc.	22,532	993,436
Fidelity National Information Services, Inc.	10,301	569,336
Fiserv, Inc. †	1,020	115,219
GoDaddy, Inc. Class A †	4,152	309,241
HealthStream, Inc.	510	11,006
Integral Ad Science Holding Corp. †	1,341	15,944

40 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Technology services cont.
Leidos Holdings, Inc.	4,843	$446,331
Meta Platforms, Inc. Class A †	16,484	4,948,661
Palo Alto Networks, Inc. †	2,810	658,776
Q2 Holdings, Inc. †	354	11,424
Salesforce, Inc. †	3,891	789,017
Unisys Corp. †	2,545	8,780
Western Union Co. (The)	10,509	138,509
		17,900,471
Transportation (0.8%)
A.P. Moeller-Maersck A/S Class B (Denmark)	21	37,844
ArcBest Corp.	367	37,306
Ardmore Shipping Corp. (Ireland)	1,019	13,257
Arlo Technologies, Inc. †	2,702	27,831
Canadian National Railway Co. (Canada)	2,136	231,315
Canadian Pacific Kansas City, Ltd. (Canada)	6,007	446,981
CSX Corp.	24,927	766,505
Daseke, Inc. †	1,384	7,100
Delta Air Lines, Inc.	3,012	111,444
Deutsche Lufthansa AG (Germany) †	7,863	62,469
Deutsche Post AG (Germany)	4,343	177,005
Dorian LPG, Ltd.	784	22,524
FedEx Corp.	3,527	934,373
Hub Group, Inc. Class A †	483	37,935
Kongsberg Gruppen ASA (Norway)	920	37,886
Kuehne + Nagel International AG (Switzerland)	208	58,979
Matson, Inc.	719	63,790
Nippon Yusen (Japan)	6,100	158,071
Norfolk Southern Corp.	648	127,611
Qantas Airways, Ltd. (voting rights) (Australia) †	45,356	150,969
Safe Bulkers, Inc. (Monaco)	2,996	9,707
Scorpio Tankers, Inc.	767	41,510
SITC International Holdings Co., Ltd. (Hong Kong)	8,000	13,430
Southwest Airlines Co.	16,405	444,083
Teekay Corp. (Bermuda) †	2,415	14,901
Teekay Tankers, Ltd. Class A (Canada)	1,451	60,405
Union Pacific Corp.	587	119,531
Westinghouse Air Brake Technologies Corp.	1,156	122,848
		4,337,610
Utilities and power (1.3%)
AES Corp. (The)	6,660	101,232
ALLETE, Inc.	781	41,237
Ameren Corp.	7,744	579,484
American Electric Power Co., Inc.	1,613	121,330
Black Hills Corp.	207	10,472
Centrica PLC (United Kingdom)	131,174	246,264
Chesapeake Utilities Corp.	285	27,859
Constellation Energy Corp.	6,773	738,799
Dominion Energy, Inc.	2,645	118,152
DTE Energy Co.	1,394	138,396

Dynamic Asset Allocation Conservative Fund 41

COMMON STOCKS (50.5%)* cont.	Shares	Value
Utilities and power cont.
Duke Energy Corp.	1,432	$126,388
E.ON SE (Germany)	27,904	330,538
Edison International	1,594	100,884
Enel SpA (Italy)	35,909	220,346
Eversource Energy	2,029	117,986
Exelon Corp.	15,878	600,030
National Fuel Gas co.	3,303	171,459
New Jersey Resources Corp.	361	14,667
NextEra Energy, Inc.	1,732	99,226
Northwest Natural Holding Co.	643	24,537
NRG Energy, Inc.	22,253	857,186
Otter Tail Corp.	145	11,008
PG&E Corp. †	7,248	116,910
Pinnacle West Capital Corp.	811	59,754
PNM Resources, Inc.	1,287	57,413
Portland General Electric Co.	483	19,552
PPL Corp.	2,237	52,704
Public Service Enterprise Group, Inc.	2,049	116,609
RWE AG (Germany)	4,258	158,235
Sempra	870	59,186
SJW Group	318	19,115
Southern Co. (The)	1,792	115,978
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,642
Tokyo Gas Co., Ltd. (Japan)	13,700	311,328
Unitil Corp.	232	9,909
Vistra Corp.	22,975	762,311
Xcel Energy, Inc.	2,010	115,012
		6,774,138
Total common stocks (cost $188,705,695)		$265,882,618

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$295,139	$297,923
5.50%, TBA, 10/1/53	1,000,000	970,504
4.50%, TBA, 10/1/53	6,000,000	5,541,984
4.50%, 5/20/49	17,949	16,795
4.00%, TBA, 10/1/53	4,000,000	3,603,890
3.00%, TBA, 10/1/53	7,000,000	5,932,121
3.00%, with due dates from 8/20/49 to 4/20/51	15,455,953	13,166,837
		29,530,054
U.S. Government Agency Mortgage Obligations (20.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	249,138	251,181
4.00%, 9/1/45	135,644	124,082
3.00%, 2/1/47	543,843	459,230
2.50%, with due dates from 8/1/50 to 8/1/51	3,802,483	3,027,224

42 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.1%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	$1,802,626	$1,817,305
4.00%, 1/1/57	371,649	329,053
4.00%, with due dates from 6/1/48 to 4/1/49	5,347,891	4,828,039
3.50%, 6/1/56	426,882	366,726
3.50%, with due dates from 4/1/52 to 5/1/52	2,663,441	2,311,211
3.00%, with due dates from 4/1/46 to 11/1/48	7,722,154	6,522,671
2.50%, with due dates from 7/1/50 to 8/1/51	19,092,670	15,252,937
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	9,000,000	9,043,018
6.00%, TBA, 10/1/53	12,000,000	11,844,838
5.50%, TBA, 10/1/53	9,000,000	8,699,067
5.00%, TBA, 10/1/53	11,000,000	10,379,967
3.50%, TBA, 10/1/53	9,000,000	7,738,593
2.50%, TBA, 10/1/53	17,000,000	13,483,780
2.50%, TBA, 10/1/38	13,000,000	11,443,043
		107,921,965
Total U.S. government and agency mortgage obligations (cost $149,884,800)		$137,452,019

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Notes
2.75%, 2/15/24 [i]	$104,000	$103,314
1.875%, 2/28/27 [i]	9,000	8,205
Total U.S. treasury obligations (cost $111,519)		$111,519

CORPORATE BONDS AND NOTES (24.7%)*	Principal amount	Value
Basic materials (1.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$120,000	$120,038
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	15,000	14,925
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	75,000	74,438
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	25,000	21,993
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	120,000	113,700
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	70,000	68,767
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	150,000	124,889
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	20,000	19,382
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	25,000	23,343
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	34,200
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	82,995
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	95,000	82,901
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	45,000	42,359

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		$50,000	$41,003
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32		207,000	189,223
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)		158,000	152,237
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		255,000	249,954
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		590,000	581,781
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)		184,000	160,220
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		470,000	381,140
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		238,000	227,725
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		35,000	29,356
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		85,000	73,998
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		100,000	94,742
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	105,000	93,866
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		$45,000	35,286
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		215,000	213,925
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		196,000	177,288
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		65,000	55,419
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		188,000	176,467
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		414,000	327,242
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	100,000	91,832
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$65,000	54,347
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		70,000	64,768
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		156,000	121,004
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		266,000	240,546
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		80,000	65,800
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		65,000	53,788
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		70,000	61,183
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		308,000	282,849
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		61,000	35,481
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		108,000	81,245

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Basic materials cont.
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	100,000	$64,641
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$65,000	54,423
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		110,000	91,454
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		70,000	61,186
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		80,000	77,179
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		85,000	67,024
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		20,000	20,219
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		350,000	294,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		20,000	15,972
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		70,000	60,581
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		95,000	80,455
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		404,000	336,361
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		107,000	99,101
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		200,000	154,544
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		45,000	39,045
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		100,000	79,584
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		80,000	70,569
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		130,000	111,398
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		323,000	300,732
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		125,000	103,376
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		95,000	49,561
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		115,000	92,806
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		488,000	281,143
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		243,000	150,021
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		582,000	549,781
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		427,000	470,029
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		99,000	108,383
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		25,000	27,163
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		45,000	41,285
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		90,000	88,425
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		105,000	84,919
			9,363,005

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Capital goods (1.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		$45,000	$41,528
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		75,000	63,505
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	100,000	80,086
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		$200,000	201,500
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		28,000	26,801
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		167,000	143,540
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		835,000	766,683
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		108,000	68,818
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		95,000	95,647
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		35,000	34,151
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		65,000	62,976
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		110,000	110,603
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		60,000	63,768
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		63,000	62,526
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		15,000	14,644
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	130,000	131,840
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$50,000	48,619
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		130,000	106,652
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)		260,000	255,775
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30		110,000	106,150
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		95,000	84,446
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		25,000	21,844
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		185,000	151,737
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47		239,000	181,465
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37		50,000	46,947
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		400,000	338,583
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64		336,000	269,344
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26		194,000	185,870
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31		133,000	101,587
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26		254,000	240,533
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28		234,000	221,424
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28		20,000	17,259
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		145,000	116,760
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		185,000	152,250
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28		612,000	561,255

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Capital goods cont.
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28		$140,000	$133,778
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30		182,000	150,891
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31		100,000	97,750
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28		30,000	29,925
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31		55,000	55,756
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		105,000	90,317
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40		151,000	130,533
RTX Corp. sr. unsec. notes 5.15%, 2/27/33		69,000	65,341
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28		527,000	491,404
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28		65,000	50,649
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25		15,000	14,713
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		60,000	49,341
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		80,000	71,642
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		110,000	96,645
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		80,000	69,870
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		60,000	58,833
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		100,000	98,750
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	100,000	95,480
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$85,000	74,716
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		48,000	39,823
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		306,000	277,809
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		340,000	332,453
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		130,000	130,631
			8,035,054
Communication services (2.6%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		462,000	366,397
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		263,000	218,505
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		526,000	475,176
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		396,000	363,728
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		142,000	125,733
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,258,000	770,095
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		573,000	420,862
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		440,000	347,575
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		125,000	119,141
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		70,000	54,939

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	$270,000	$242,246
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	250,000	209,863
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	65,000	51,743
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	115,000	92,000
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	352,000	287,084
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	514,000	448,796
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	487,000	340,543
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	208,000	203,248
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	261,000	151,874
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	137,000	75,766
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	123,000	83,163
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	206,000	152,862
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	308,000	278,962
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	310,728
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	281,000	257,648
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	395,000	362,609
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	219,000	192,167
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	128,000	121,043
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	112,059
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	135,000	154,635
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	75,000	66,313
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	95,000	71,250
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	160,000	88,701
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	100,000	76,875
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	55,000	46,742
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	73,288
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	123,000	105,329
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	986,000	905,098
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	110,000	100,042
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	60,000	56,969

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	$52,000	$52,343
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	65,000	40,497
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	141,000	145,582
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	810,000	617,246
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	12,000	10,632
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	547,000	511,128
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	70,000	56,753
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	4,000	3,937
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28	324,000	313,923
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	303,000	321,112
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	855,000	647,615
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	602,000	383,086
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	227,000	171,058
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	201,000	160,043
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	300,000	260,135
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	966,000	907,685
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	181,000	155,468
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31	70,000	46,200
		13,786,240
Consumer cyclicals (2.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	60,000	50,731
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	296,000	273,430
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	198,000	164,973
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	162,000	129,871
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	44,319
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	41,666
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30	60,800	54,872
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	10,000	8,285
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	20,000	17,178
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	186,000	137,124
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	48,188
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	80,000	79,026

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	$60,000	$56,251
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	40,000	34,835
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	60,000	38,500
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	425,000	333,864
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	405,000	356,732
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	315,000	299,029
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	160,000	136,156
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	110,000	107,037
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	135,000	114,353
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	35,000	34,852
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	90,000	86,819
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	20,000	19,721
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	30,000	30,896
Carnival Corp. 144A notes 9.875%, 8/1/27	55,000	57,416
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	140,000	126,731
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	15,000	16,084
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	75,000	64,154
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	125,000	112,656
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	12,000	12,075
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	5,000	4,801
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	50,000	44,383
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	85,000	67,865
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	650,000	569,959
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	145,000	124,799
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	140,000	122,500
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)	25,000	24,563
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	15,000	12,268
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	95,000	79,724
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	35,000	30,857
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	165,000	107,982
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	85,000	81,270
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	45,000	42,694

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		$170,000	$154,713
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		228,000	233,230
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		132,000	131,153
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		404,000	394,821
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		115,911	83,150
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	100,000	109,321
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$744,000	701,432
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		13,000	10,202
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		65,000	57,355
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		135,000	112,050
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		95,000	81,076
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		80,000	65,600
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		424,000	408,456
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		150,000	118,622
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		15,000	14,825
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		120,000	117,600
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		65,000	62,409
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		50,000	49,300
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		25,000	20,632
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		10,000	8,477
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		40,000	37,205
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		105,000	85,315
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		75,000	63,831
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		80,000	69,635
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		20,000	18,494
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		125,000	107,844
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		105,000	91,088
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		35,000	22,850
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		30,000	24,787
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		589,000	457,012
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		45,000	42,525
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		45,000	41,738

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		$135,000	$122,217
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	395,000	404,288
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$45,000	45,255
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		299,000	288,278
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		355,000	346,385
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		72,000	62,910
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		80,000	68,800
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		467,000	443,577
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		55,000	48,459
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		5,000	3,968
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		295,000	254,241
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		97,000	91,840
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		213,000	188,813
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		120,000	112,862
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		50,000	43,805
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		60,000	55,570
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		4,000	2,892
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		50,000	49,555
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		80,000	84,515
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		60,000	56,634
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		20,000	18,338
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		65,000	55,223
S&P Global, Inc. company guaranty sr. unsec. notes 2.45%, 3/1/27		17,000	15,485
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		118,000	90,070
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		5,000	4,239
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		105,000	90,563
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		60,000	45,122
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		90,000	84,857
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		105,000	79,533
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		75,000	64,018
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		45,000	30,101
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		105,000	95,141
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31		5,000	4,057

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	100,000	$93,101
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$40,000	30,919
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		35,000	32,443
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		70,000	57,974
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		50,000	39,994
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28		135,000	117,765
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31		325,000	249,804
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		200,000	173,943
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25		100,000	96,500
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		60,000	52,425
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		35,000	32,603
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26		60,000	56,664
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		100,000	93,133
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28		45,000	43,628
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		40,000	36,556
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		70,000	60,025
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		140,000	101,500
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45		233,000	279,042
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32		1,145,000	971,897
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27		385,000	355,439
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		70,000	61,867
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		120,000	111,623
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		70,000	66,413
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		55,000	48,077
			15,113,183
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		145,000	120,491
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		70,000	63,094
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		30,000	27,031
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		80,000	75,537
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26		55,000	55,761

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer staples cont.
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		$122,000	$112,830
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		205,000	155,538
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		685,000	636,665
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	100,000	104,929
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$15,000	12,790
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		45,000	43,935
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		93,000	74,436
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		228,000	246,765
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		300,000	279,944
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		111,000	102,912
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		15,000	12,713
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		50,000	40,755
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		100,000	94,565
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		105,000	82,207
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		50,000	50,013
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		535,000	461,925
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33		299,000	285,754
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53		54,000	49,049
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28		519,000	512,128
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31		573,000	450,863
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		118,000	109,633
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		80,000	68,412
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		54,000	49,805
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		45,000	35,510
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		25,000	20,629
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		340,000	304,815
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37		365,000	380,202

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Consumer staples cont.
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	$850,000	$837,098
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26	40,000	37,696
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	165,000	89,513
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	90,000	89,829
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	20,000	19,980
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	50,000	44,688
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	30,000	27,430
		6,267,870
Energy (1.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	35,000	35,249
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	50,000	50,673
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	43,691
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	58,785
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	30,000	30,043
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	180,000	174,524
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	140,000	138,001
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	870,000	787,762
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	10,000	7,948
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	53,929
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	45,000	45,788
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	90,000	91,932
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	100,000	98,607
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	110,000	95,219
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	25,000	22,997
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	85,000	79,854
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	105,000	106,670
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	54,852
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	206,000	192,602
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	145,000	139,225

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	$470,000	$453,533
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	23,970
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	132,368
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	55,000	56,581
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	5,000	4,700
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	50,000	45,438
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	55,000	50,590
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	37,946
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	60,000	57,975
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	280,000	262,500
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	90,000	84,375
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	58,725
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	70,000	67,716
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	180,000	171,577
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	97,000	103,870
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	253,000	268,495
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	35,000	33,842
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	65,000	68,108
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	33,577
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	160,000	145,852
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	65,000	62,230
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	139,000	132,606
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	86,000	85,671
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	80,000	57,260
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	98,000	72,733
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	130,000	128,728
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	170,000	152,994
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	39,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	83,438
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	91,200
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	65,000	59,218

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Energy cont.
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	$135,000	$124,333
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	282,000	262,329
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	83,838
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	30,000	27,338
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	260,000	232,869
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	20,000	20,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	56,250	55,382
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	45,000	45,788
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	38,000	38,855
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	75,000	78,656
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	97,954
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	48,473
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	70,000	58,903
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	105,000	103,222
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	40,000	39,606
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	28,417
		6,781,330
Financials (7.6%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	759,000	603,338
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	450,000	408,479
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	175,000	145,289
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	234,000	216,805
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	736,000	626,162
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	120,902
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	367,000	370,536
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	263,000	242,438
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	172,000	135,901
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	270,000	235,567
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	253,000	221,972
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	190,886
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	115,093
Athene Global Funding 144A notes 1.985%, 8/19/28	547,000	446,051

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	$200,000	$193,391
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	184,641
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	1,059,546
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	389,094
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	199,764
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	9,936
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,690,000	1,497,609
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	572,000	458,423
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,133,000	921,530
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.431%, 9/15/26	83,000	81,912
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	722,000	711,991
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	245,000	227,752
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	500,000	311,085
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	117,000	99,067
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	170,000	123,311
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	285,000	213,756
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	410,000	405,568
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	196,819
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	284,520
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,178,000	807,233
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	250,000	213,336
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,792,000	1,643,826
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	408,000	380,333
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	214,000	167,450
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	512,000	480,690
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	500,000	483,399
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	115,000	85,100
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	718,000	659,564
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	160,000	145,023
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	239,000	214,690
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	384,820
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,090,000	987,189
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	643,000	609,321
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	187,137

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	$647,000	$642,633
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	344,322
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	200,000	161,611
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	20,000	20,375
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	15,000	15,244
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	75,000	69,905
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	60,000	52,731
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	712,000	667,151
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	148,000	114,505
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	246,000	190,918
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	84,000	81,445
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	54,903
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	63,000	50,783
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,677,000	1,551,274
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	225,000	184,275
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	50,000	49,909
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	65,000	64,857
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	490,000	345,065
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	35,000	32,517
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	39,983
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	380,000	248,284
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	190,000	138,968
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	98,000	92,624
Intesa Sanpaolo SpA 144A sr. unsec. notes 3.875%, 1/12/28 (Italy)	400,000	354,830
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	235,743
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	228,000	196,402
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,005,000	733,274
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,887,000	1,738,634
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	65,000	61,779
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	207,000	171,357
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	80,000	64,624
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	87,463
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	282,461
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	236,000	204,483

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	$243,000	$230,461
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	398,254
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,758,000	1,603,040
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	507,000	470,914
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	49,000	45,770
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	110,000	107,990
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	43,000	41,041
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	75,000	62,042
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	74,976
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	186,000	138,393
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	44,072
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	46,134
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	110,000	92,125
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	40,898
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	100,000	95,067
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	146,850
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	825,000	711,700
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	149,000	121,597
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	66,000	58,986
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	278,099
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	629,000	581,959
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	362,071
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	390,000	375,456
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	281,699
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	1,013,765
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	221,702
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	554,744
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	754,000	531,190
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	105,000	104,191
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	374,000	349,791
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	149,000	135,205
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	2,203,000	1,780,781
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	260,000	252,527

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	$81,000	$75,603
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	147,000	89,403
		40,347,244
Health care (1.9%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	11,000	10,873
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	550
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	384,000	310,673
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	320,000	314,182
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	506,000	467,013
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	90,000	90,267
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	75,000	46,647
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	51,182
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	77,000	72,160
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	620,000	521,980
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	80,000	64,529
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	60,000	54,038
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	42,188
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	38,756
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	30,000	28,592
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	40,000	34,309
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	39,885
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	65,000	34,516
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	45,000	34,208
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	771,000	663,946
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	25,401	25,097
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	184,283	165,427
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	208,000	144,412
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	115,000	111,838
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	166,000	152,490
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	10,000	9,730
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	165,000	164,729
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	84,000	80,187
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	75,000	67,896
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	42,301
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	510,000	422,733
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	56,000	50,623

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Health care cont.
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	$254,000	$254,904
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	174,377
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	67,000	4,355
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	532,000	406,945
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	48,000	46,359
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	140,000	117,111
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	190,000	160,630
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	77,787
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	876,000	706,878
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	35,000	30,231
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	55,000	48,817
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	45,000	37,034
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	100,000	92,915
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	142,000	134,229
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	466,000	449,278
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	375,000	303,975
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	124,808
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	113,989
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	76,570
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	45,154
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	190,000	176,821
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26	455,000	435,903
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29	75,000	64,556
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30	120,000	112,506
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	215,000	194,360
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	419,000	329,951
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	346,000	297,713
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	282,000	264,961
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	130,000	119,333
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	99,000	79,247
		9,839,654
Technology (1.7%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	45,000	38,011
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	412,000	220,052
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	360,000	331,242

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Technology cont.
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28	$30,000	$29,866
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	244,000	143,256
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	1,145,000	989,674
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	351,000	283,967
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	160,000	136,415
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	44,660
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	29,850
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	468,000	439,736
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,240,000	1,127,369
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	66,000	47,387
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	70,000	67,866
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	98,020
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	120,000	104,400
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	250,000	221,083
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	41,995
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	55,000	52,357
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	75,000	49,014
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	165,000	138,976
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	35,000	34,479
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	50,000	48,875
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	185,000	162,134
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	261,000	250,129
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	258,000	204,224
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	130,000	122,604
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	916,000	600,812
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	57,000	54,080
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	133,000	111,472
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	398,000	284,006
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	137,000	115,284
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	917,000	644,465
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	239,000	211,998
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	80,000	77,300
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	115,500
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	387,000	231,322
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	387,000	241,660
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	155,000	125,445
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	426,000	327,021
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	125,000	104,844

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Technology cont.
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	$185,000	$150,420
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	87,900
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	155,000	129,184
		9,070,354
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	70,000	65,104
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	96,250	94,004
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	788,000	703,038
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	288,000	226,200
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	150,000	138,261
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	133,000	124,639
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	34,381
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	40,000	36,992
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	170,000	161,449
		1,584,068
Utilities and power (1.9%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	158,000	140,701
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	316,000	243,025
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	140,000	135,475
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	462,000	434,680
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	110,000	86,956
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	32,850
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	22,450
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	35,000	28,197
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	85,000	68,730
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	30,000	25,121
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	172,000	172,075
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	160,000	125,825
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	446,000	324,110
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	551,000	502,055
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	211,000	218,032
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	486,000	445,761
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	410,000	316,105
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	279,000	266,174
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	837,000	729,105

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	$68,000	$66,932
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	745,161
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	223,000	189,298
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,082,000	847,054
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	130,000	122,457
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	402,000	391,171
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	31,000	30,641
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	109,628
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	66,415
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	343,000	371,955
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	184,000	184,278
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	94,000	92,047
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	365,000	274,002
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	30,000	29,382
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	91,000	86,800
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	463,000	342,265
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	50,000	46,052
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	61,000	52,159
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	575,000	561,616
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	95,000	82,561
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	178,000	170,032
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	163,000	149,355
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	25,000	23,804
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	45,000	41,063
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	219,000	191,478
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	78,000	76,071
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	59,760
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	40,000	39,233
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	35,000	34,477
		9,794,574
Total corporate bonds and notes (cost $148,776,419)		$129,982,576

MORTGAGE-BACKED SECURITIES (6.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$1,984,533	$395,713
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	2,691,572	598,304
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	3,419,627	810,413

Dynamic Asset Allocation Conservative Fund 65

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	$2,896,461	$574,542
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	2,788,952	606,613
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	2,688,364	547,546
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 3.952%, 4/15/37	28,677	30,922
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 3.577%, 3/15/35	53,094	51,331
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	2,826,484	515,000
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	1,977,859	336,601
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	3,160,739	236,804
REMICs Ser. 3391, PO, zero %, 4/15/37	2,503	2,025
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,243,453	405,571
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	4,283,557	506,618
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	4,241,178	465,681
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	3,876,568	538,445
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	6,390	4,961
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	870	669
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	87,832	18,088
Ser. 13-14, IO, 3.50%, 12/20/42	148,788	16,071
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,112,930	628,044
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	873,829	35,215
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	6,063,530	219,775
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	1,680,868	58,998
		7,603,950
Commercial mortgage-backed securities (2.5%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	3,152,767	143,092
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	251,810	245,515
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	310,416	300,265
BANK
FRB Ser. 17-BNK8, Class B, 4.087%, 11/15/50 W	275,000	225,247
FRB Ser. 19-BN20, Class XA, IO, 0.935%, 9/15/62 W	3,759,889	137,828
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	395,000	307,979
FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	2,678,490	170,426
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	148,278
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	179,000	152,253
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	71,648	67,349
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	411,000	336,000
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	455,000	420,045

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	$377,000	$340,024
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	217,000	196,790
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	246,000	236,933
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	180,265
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	289,000	233,743
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	433,000	380,833
FRB Ser. 14-UBS4, Class XA, IO, 1.239%, 8/10/47 W	4,241,520	15,257
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	3,455,542	20,239
FRB Ser. 14-CR14, Class XA, IO, 0.483%, 2/10/47 W	6,266,646	388
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	486,969	451,396
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	299,000	232,907
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.392%, 4/15/50 W	708,000	534,735
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	255,000	230,329
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	264,000	243,786
Ser. 19-C17, Class AS, 3.278%, 9/15/52	435,000	354,567
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	5,702,093	295,259
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	601,126	532,894
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	578,000	440,241
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	435,000	345,165
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.781%, 4/15/47 W	84,000	79,442
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	204,000	176,921
FRB Ser. 13-C12, Class C, 4.101%, 7/15/45 W	278,912	250,029
FRB Ser. 14-C25, Class XA, IO, 0.945%, 11/15/47 W	2,877,658	15,885
FRB Ser. 14-C19, Class XA, IO, 0.714%, 4/15/47 W	2,599,420	1,401
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	262,000	245,363
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	311,698
FRB Ser. 13-LC11, Class XA, IO, 1.045%, 4/15/46 W	143,093	7
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	427,000	417,516
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	527,000	501,176
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	211,416
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	193,000	179,996
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	2,292,939	5,916
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.771%, 8/15/45 W	414,000	371,708
FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	265,000	214,650
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	169,230

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	$276,000	$265,695
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.154%, 12/15/50 W	2,811,222	88,078
FRB Ser. 18-C8, Class XA, IO, 0.965%, 2/15/51 W	3,244,429	95,399
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class XA, IO, 0.91%, 5/10/63 W	1,005,921	42
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	90,473	88,664
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	409,000	272,939
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	216,000	182,281
FRB Ser. 19-C52, Class XA, IO, 1.749%, 8/15/52 W	2,350,803	146,758
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	3,406,100	9,619
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	3,983,436	83,020
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	401,000	101,264
WF-RBS Commercial Mortgage Trust FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	628,000	504,592
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	171,704	49,037
Ser. 11-C4, Class E, 4.993%, 6/15/44 W	123,000	83,603
FRB Ser. 12-C9, Class D, 4.876%, 11/15/45 W	55,041	52,332
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	153,000	37,868
		13,133,577
Residential mortgage-backed securities (non-agency) (2.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	430,747	251,386
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	42,647	38,840
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	64,420	58,295
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.034%, 9/25/45	53,034	48,840
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	225,946	226,228
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	234,613	212,257
Ser. 21-C, Class A1, 1.62%, 3/1/61	238,335	218,748
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	223,409
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	601,000	559,722
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	90,072	86,928
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	1,713	1,695

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	$210,364	$159,287
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	315,753	212,531
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	148,063	135,505
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	146,780	136,712
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	189,271	189,271
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	220,099	234,962
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	79,229	83,185
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	119,867	125,155
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	209,446	214,766
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	27,194	27,571
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	319,188	325,970
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	404,796	407,946
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	10,313	10,447
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	59,208	60,020
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	14,149	14,283
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	657	659
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	22,031	22,113
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	13,576	13,643
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	28,556	28,771
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	138,000	136,385
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	109,353	109,079
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	44,406	44,024
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	67,539	66,447
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	171,967	171,649
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	120,875	118,290

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	$195,681	$205,431
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	297,495	318,592
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	194,787	204,715
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	36,821	39,214
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	477,321	509,291
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	418,140	436,759
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	503	506
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	2,096	2,177
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	400,964	421,178
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	272,198	286,474
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	188,904	198,325
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	481,448	503,867
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	27,000	28,114
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	386,543	400,602
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	31,360	31,678
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	56,000	57,083
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	85,804	87,798
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	15,470	15,477
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	497,000	504,275
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	50,130	51,484
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.879%, 7/25/31	5,316	5,338
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	2,701	2,710
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	105,204	106,749
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	80,542	80,927
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	166	167

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	$170,628	$172,124
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	58,502	59,160
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	31,751	31,980
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	55,574	55,574
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	80,379	79,877
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	31,929	31,811
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	8,216	8,198
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	166,713	159,715
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	192,530	168,462
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	304,857	300,530
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	207,586	208,540
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	186,879	184,383
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	275,194	267,966
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	169,710	168,231
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	48,912	44,822
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	57,219	54,560
Pagaya AI Technology in Housing Trust 144A Ser. 22-1, Class A, 4.25%, 8/25/25	190,000	180,006
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	147,015	141,874
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	194,392
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	88,444	73,975
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	447,048
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	317,643
Ser. 21-3, Class A1, 1.127%, 6/25/56 W	142,518	112,138
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	357,752	284,820
FRB Ser. 07-AR1, Class 2A1, (CME Term SOFR 1 Month + 0.29%), 5.614%, 1/25/37	79,436	67,952
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	151,882

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	$96,241	$86,867
FRB Ser. 04-AR13, Class A2B, (CME Term SOFR 1 Month + 0.99%), 6.314%, 11/25/34	116,415	106,995
FRB Ser. 04-AR3, Class A2, 4.516%, 6/25/34 W	97,629	87,905
		13,723,380
Total mortgage-backed securities (cost $36,721,626)		$34,460,907

COLLATERALIZED LOAN OBLIGATIONS (2.2%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$250,000	$245,974
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	250,000	247,958
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.707%, 4/22/34	250,000	247,275
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	200,000	197,620
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	253,000	252,327
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	300,000	298,655
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	250,000	248,377
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	250,000	249,164
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	400,000	393,914
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	250,000	246,649
CBAM CLO, Ltd. 144A FRB Ser. 18-7A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.688%, 7/20/31 (Cayman Islands)	250,000	248,869
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	267,000	263,880
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	191,066	190,816
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	250,000	250,044
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	250,000	250,411
Goldentree Loan Management US CLO 6, Ltd. 144A FRB Ser. 22-6A, Class AR, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	250,000	247,109
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	249,053	248,157
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	250,000	249,240
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	250,000	248,395

72 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	$250,000	$246,413
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	250,000	250,376
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	250,000	248,506
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	250,000	248,994
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	220,000	218,643
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	250,000	247,222
OCP CLO, Ltd. 144A FRB Ser. 21-17A, Class A1R, (CME Term SOFR 3 Month + 1.30%), 6.628%, 7/20/32 (Cayman Islands)	250,000	247,850
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	293,000	290,286
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	250,000	247,923
Regatta XIX Funding, Ltd. 144A FRB Ser. 22-1A, Class A1, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	250,000	247,413
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	250,000	247,580
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	250,000	248,077
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	250,000	246,278
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	258,000	254,133
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	234,417	233,829
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	250,000	250,618
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	250,000	247,241
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	150,000	148,055
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	150,000	148,866
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.83%, 1/15/32 (Cayman Islands)	250,000	247,739
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	224,000	222,879
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	250,000	245,530

Dynamic Asset Allocation Conservative Fund 73

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	$286,000	$282,073
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	468,000	464,308
Total collateralized loan obligations (cost $11,527,688)		$11,546,009

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.3%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	255,000	$184,247
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		$358,000	311,462
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		450,000	364,500
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		230,000	217,171
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		310,000	269,192
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		465,000	384,788
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		553,000	449,313
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		200,000	199,345
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		258,000	249,108
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		200,000	200,500
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		280,000	260,998
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		625,000	602,400
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)		240,000	243,226
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		470,000	401,629
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		420,000	327,600
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)		200,000	185,250
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		200,000	191,750
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)		480,000	435,808
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		300,000	276,375
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)		680,000	531,697
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)		300,000	273,020
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)		50,000	57,266
Total foreign government and agency bonds and notes (cost $7,435,840)			$6,616,645

74 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/4500.00	$15,724,279	$3,667	$1,170,693
S&P 500 Index (Put)	Jun-24/4500.00	15,724,279	3,667	977,221
Total purchased options outstanding (cost $1,492,836)				$2,147,914

SENIOR LOANS (0.4%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$57,417	$46,162
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	47,500	48,878
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	82,678	82,453
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	80,000	67,966
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	43,985	42,446
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	18,404	18,418
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	69,011	66,912
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	24,875	23,885
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	100,616	94,684
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	127,075	127,046
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	31,143	31,192
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	47,823	46,680
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	50,000	50,055
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	82,875	82,875
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	13,027	13,049
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	66,870	59,748
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	48,853	48,628
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	53,478	51,339
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	14,963	14,738
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	54,720	53,749
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	67,159	66,445
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	74,409	73,718

Dynamic Asset Allocation Conservative Fund 75

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	$44,708	$40,704
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	59,850	53,741
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	65,258	64,333
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	34,913	34,447
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	63,094	50,581
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	82,144	65,605
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	157,417	156,770
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	43,305	41,403
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	75,000	75,071
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	55,000	12,100
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	19,505	17,140
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	70,000	69,825
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	81,482	81,501
Vision Solutions, Inc. bank term loan FRN (US SOFR + 4.00%), 8.818%, 4/24/28	100	98
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	69,218	69,183
Total senior loans (cost $2,129,041)		$2,043,568

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$330,200	$328,644
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	425,000	424,925
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	70,271	69,981
Total asset-backed securities (cost $824,159)		$823,550

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$33,055
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	40,000	35,180
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	67,000	50,920
Total convertible bonds and notes (cost $144,668)		$119,155

76 Dynamic Asset Allocation Conservative Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	1,195	$65,845
Total convertible preferred stocks (cost $59,750)		$65,845

SHORT-TERM INVESTMENTS (4.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	7,097,244	$7,097,244
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	2,560,000	2,560,000
U.S. Treasury Bills 4.998%, 11/2/23 # Φ		$8,959,000	8,918,189
U.S. Treasury Bills 5.145%, 10/26/23 #		2,537,000	2,528,064
U.S. Treasury Bills 5.265%, 11/9/23 Φ		800,000	795,528
U.S. Treasury Bills 5.360%, 11/16/23 Φ		200,000	198,678
Total short-term investments (cost $22,100,419)			$22,097,703

TOTAL INVESTMENTS
Total investments (cost $569,914,460)	$613,350,028

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Dynamic Asset Allocation Conservative Fund 77

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $526,349,950.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,582,254 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $584,263 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

78 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $16,754,838)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	12/20/23	$82,157	$83,846	$1,689
	Swedish Krona	Buy	12/20/23	923,063	909,335	13,728
Citibank, N.A.
	Australian Dollar	Sell	10/18/23	1,424,692	1,479,418	54,726
	Danish Krone	Sell	12/20/23	314,236	319,625	5,389
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	11/15/23	878,729	882,226	(3,497)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/23	219,004	224,369	5,365
	Norwegian Krone	Sell	12/20/23	306,367	306,125	(242)
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	10/18/23	2,113,015	2,164,708	51,693
	Euro	Sell	12/20/23	263,902	268,678	4,776
NatWest Markets PLC
	British Pound	Sell	12/20/23	1,489,087	1,519,926	30,839
	Japanese Yen	Buy	11/15/23	242,050	255,320	(13,270)
	Swiss Franc	Buy	12/20/23	774,963	799,042	(24,079)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/23	1,791,478	1,853,256	(61,778)
	Chinese Yuan (Offshore)	Buy	11/15/23	513,570	524,867	(11,297)
	Euro	Sell	12/20/23	2,098,908	2,134,701	35,793
	Swiss Franc	Buy	12/20/23	953,054	982,733	(29,679)
UBS AG
	Australian Dollar	Buy	10/18/23	531,976	550,400	(18,424)
	Euro	Sell	12/20/23	92,955	94,330	1,375
WestPac Banking Corp.
	Euro	Sell	12/20/23	1,378,403	1,401,933	23,530
Unrealized appreciation						228,903
Unrealized (depreciation)						(162,266)
Total						$66,637
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	222	$22,546,986	$22,660,650	Dec-23	$793,553
Russell 2000 Index E-Mini (Long)	1	89,255	89,930	Dec-23	29
S&P 500 Index E-Mini (Long)	3	643,208	648,825	Dec-23	218
S&P 500 Index E-Mini (Short)	362	77,613,705	78,291,550	Dec-23	3,335,283
S&P Mid Cap 400 Index E-Mini (Long)	1	250,212	252,040	Dec-23	8
S&P Mid Cap 400 Index E-Mini (Short)	51	12,760,812	12,854,040	Dec-23	414,009
U.S. Treasury Bond 30 yr (Long)	129	14,677,781	14,677,781	Dec-23	(835,767)
U.S. Treasury Bond Ultra 30 yr (Long)	154	18,277,875	18,277,875	Dec-23	(1,363,307)

Dynamic Asset Allocation Conservative Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/23 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	3	$356,063	$356,063	Dec-23	$26,650
U.S. Treasury Note 2 yr (Long)	229	46,420,805	46,420,805	Dec-23	(168,382)
U.S. Treasury Note 5 yr (Long)	409	43,091,984	43,091,984	Dec-23	(363,162)
U.S. Treasury Note 5 yr (Short)	20	2,107,188	2,107,188	Dec-23	17,611
U.S. Treasury Note 10 yr (Long)	212	22,909,250	22,909,251	Dec-23	(405,977)
U.S. Treasury Note Ultra 10 yr (Short)	25	2,789,063	2,789,063	Dec-23	81,975
Unrealized appreciation					4,669,336
Unrealized (depreciation)					(3,136,595)
Total					$1,532,741

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $268,608)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/3500.00	$15,724,279	$3,667	$330,222
Total				$330,222

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $15,869,453)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$5,000,000	10/12/23	$4,832,815
Uniform Mortgage-Backed Securities, 5.00%, 10/1/53	4,000,000	10/12/23	3,774,532
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	3,000,000	10/12/23	2,754,960
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	1,000,000	10/12/23	890,625
Uniform Mortgage-Backed Securities, 3.50%, 10/1/53	1,000,000	10/12/23	859,844
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	3,000,000	10/12/23	2,480,275
Total			$15,593,051

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$30,511,000	$5,797 E	$(22,852)	12/20/25	4.80% — Annually	US SOFR — Annually	$(17,055)
30,336,000	5,764 E	22,864	12/20/25	US SOFR — Annually	4.80% — Annually	17,100
56,532,000	221,040 E	236,988	12/20/28	4.40% — Annually	US SOFR — Annually	15,948
13,843,000	263,848 E	222,920	12/20/33	US SOFR — Annually	4.00% — Annually	(43,947)
1,631,000	106,325 E	(96,529)	12/20/53	3.60% — Annually	US SOFR — Annually	9,796
2,993,000	195,114 E	177,006	12/20/53	US SOFR — Annually	3.60% — Annually	(18,107)
881,000	7,911	(30)	9/28/53	3.957% — Annually	US SOFR — Annually	7,981
Total		$540,367	$(28,284)
E Extended effective date.

80 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$8,945,589	$8,630,294	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(332,627)
8,943,858	8,584,265	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	382,510
Goldman Sachs International
11,615,613	11,590,089	—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(25,525)
10,803,965	10,782,810	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	21,155
Upfront premium received		—		Unrealized appreciation		403,665
Upfront premium (paid)		—		Unrealized (depreciation)		(358,152)
Total		$—		Total	$45,513
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	1,446	$113,019	1.31%
Targa Resources Corp.	Energy	1,313	112,532	1.30%
Constellation Energy Corp.	Utilities and power	1,031	112,437	1.30%
Unum Group	Financials	2,283	112,299	1.30%
Allison Transmission Holdings, Inc.	Capital goods	1,880	111,026	1.29%
Manhattan Associates, Inc.	Technology	561	110,983	1.29%
Vertiv Holdings Co.	Capital goods	2,973	110,588	1.28%
Marathon Oil Corp.	Energy	4,122	110,270	1.28%
Pinterest, Inc. Class A	Technology	4,013	108,466	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	119	108,459	1.26%
Booking Holdings, Inc.	Consumer cyclicals	35	107,627	1.25%
ON Semiconductor Corp.	Technology	1,155	107,399	1.24%
Uber Technologies, Inc.	Consumer staples	2,334	107,335	1.24%
Valero Energy Corp.	Energy	757	107,277	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	634	105,964	1.23%
MGIC Investment Corp.	Financials	6,279	104,788	1.21%
Procore Technologies, Inc.	Technology	1,594	104,095	1.21%
Pure Storage, Inc. Class A	Technology	2,921	104,037	1.21%
Toll Brothers, Inc.	Consumer cyclicals	1,398	103,417	1.20%
Cadence Design Systems, Inc.	Technology	441	103,346	1.20%

Dynamic Asset Allocation Conservative Fund 81

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Synopsys, Inc.	Technology	224	$102,735	1.19%
Gartner, Inc.	Consumer cyclicals	297	102,095	1.18%
Smartsheet, Inc. Class A	Technology	2,522	102,030	1.18%
Vornado Realty Trust	Financials	4,445	100,814	1.17%
Applied Materials, Inc.	Technology	726	100,541	1.16%
Jacobs Solutions, Inc.	Capital goods	735	100,355	1.16%
American International Group, Inc.	Financials	1,636	99,123	1.15%
Autonation, Inc.	Consumer cyclicals	644	97,455	1.13%
General Motors Co.	Consumer cyclicals	2,815	92,807	1.08%
MGM Resorts International	Consumer cyclicals	2,452	90,148	1.04%
General Dynamics Corp.	Capital goods	405	89,433	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	1,063	88,260	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	2,359	87,973	1.02%
NVR, Inc.	Consumer cyclicals	15	87,870	1.02%
NRG Energy, Inc.	Utilities and power	2,267	87,335	1.01%
Johnson Controls International PLC	Capital goods	1,606	85,452	0.99%
Genuine Parts Co.	Consumer cyclicals	591	85,294	0.99%
Expedia Group, Inc.	Consumer cyclicals	826	85,100	0.99%
Apartment Income REIT Corp.	Financials	2,674	82,093	0.95%
Molina Healthcare, Inc.	Health care	246	80,641	0.93%
Wintrust Financial Corp.	Financials	1,068	80,620	0.93%
Hologic, Inc.	Health care	1,148	79,697	0.92%
WestRock Co.	Basic materials	2,218	79,412	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	95	78,104	0.90%
Equitable Holdings, Inc.	Financials	2,744	77,895	0.90%
Boyd Gaming Corp.	Consumer cyclicals	1,234	75,080	0.87%
Ulta Beauty, Inc.	Consumer staples	187	74,620	0.86%
Roku, Inc.	Technology	1,028	72,585	0.84%
East West Bancorp, Inc.	Financials	1,369	72,186	0.84%
Coinbase Global, Inc. Class A	Financials	961	72,143	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	1,524	$114,274	1.33%
New Fortress Energy, Inc.	Energy	3,465	113,568	1.32%
Jack Henry & Associates, Inc.	Technology	731	110,474	1.29%
DT Midstream, Inc.	Energy	2,040	107,938	1.26%
IBM Corp.	Technology	764	107,257	1.25%
Berkshire Hathaway, Inc. Class B	Financials	304	106,524	1.24%
Tesla, Inc.	Consumer cyclicals	418	104,630	1.22%
Lithia Motors, Inc.	Consumer cyclicals	354	104,487	1.22%
Healthcare Realty Trust, Inc.	Financials	6,836	104,386	1.22%
Take-Two Interactive Software, Inc.	Technology	740	103,917	1.21%
Bunge, Ltd.	Consumer staples	953	103,143	1.20%

82 Dynamic Asset Allocation Conservative Fund

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
New York Community Bancorp, Inc.	Financials	8,997	$102,029	1.19%
NortonLifeLock, Inc.	Technology	5,738	101,451	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	1,082	99,678	1.16%
General Electric Co.	Conglomerates	884	97,677	1.14%
TD SYNNEX Corp.	Technology	955	95,356	1.11%
agilon health, Inc.	Health care	5,346	94,954	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	1,127	94,224	1.10%
Tyler Technologies, Inc.	Technology	244	94,069	1.10%
RPM International, Inc.	Basic materials	987	93,562	1.09%
Ciena Corp.	Technology	1,976	93,397	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	1,031	93,337	1.09%
Ross Stores, Inc.	Consumer cyclicals	817	92,240	1.07%
Paramount Global Class B	Consumer cyclicals	7,134	92,033	1.07%
Cabot Oil & Gas Corp.	Energy	3,369	91,135	1.06%
Amdocs, Ltd.	Technology	1,058	89,430	1.04%
Domino’s Pizza, Inc.	Consumer staples	235	89,093	1.04%
D.R. Horton, Inc.	Consumer cyclicals	825	88,649	1.03%
Welltower, Inc.	Financials	1,081	88,552	1.03%
Ball Corp.	Capital goods	1,778	88,503	1.03%
Texas Instruments, Inc.	Technology	551	87,677	1.02%
Equifax, Inc.	Consumer cyclicals	474	86,775	1.01%
Thor Industries, Inc.	Consumer cyclicals	900	85,652	1.00%
Digital Realty Trust, Inc.	Financials	704	85,222	0.99%
T Rowe Price Group, Inc.	Financials	801	83,957	0.98%
Cooper Cos., Inc. (The)	Health care	261	83,031	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	4,958	81,706	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	881	81,439	0.95%
Exact Sciences Corp.	Health care	1,176	80,254	0.93%
DoubleVerify Holdings, Inc.	Technology	2,867	80,142	0.93%
Polaris, Inc.	Consumer cyclicals	769	80,076	0.93%
Five Below, Inc.	Consumer cyclicals	497	80,037	0.93%
Carnival Corp.	Consumer cyclicals	5,785	79,370	0.92%
Watsco, Inc.	Consumer staples	209	79,061	0.92%
Ovintiv, Inc.	Energy	1,650	78,483	0.91%
BioMarin Pharmaceutical, Inc.	Health care	884	78,219	0.91%
Universal Health Services, Inc. Class B	Health care	616	77,430	0.90%
PTC, Inc.	Technology	525	74,413	0.87%
Prudential Financial, Inc.	Financials	780	74,013	0.86%
Liberty Broadband Corp. Class C	Communication services	809	73,851	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	9,456	$59,715	0.52%
Clariant AG (Switzerland)	Basic materials	3,723	59,005	0.51%

Dynamic Asset Allocation Conservative Fund 83

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RWE AG (Germany)	Utilities and power	1,577	$58,670	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	2,215	58,407	0.50%
E.ON SE (Germany)	Utilities and power	4,923	58,371	0.50%
3M Co.	Conglomerates	623	58,318	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	2,556	58,090	0.50%
Holcim AG (Switzerland)	Basic materials	904	58,082	0.50%
Electronic Arts, Inc.	Technology	482	58,025	0.50%
SSE PLC (United Kingdom)	Utilities and power	2,952	58,019	0.50%
Iberdrola SA (Spain)	Utilities and power	5,169	57,984	0.50%
PepsiCo, Inc.	Consumer staples	342	57,965	0.50%
ArcelorMittal SA (France)	Basic materials	2,302	57,939	0.50%
Endesa SA (Spain)	Utilities and power	2,837	57,887	0.50%
Weyerhaeuser Co.	Basic materials	1,887	57,869	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	457	57,797	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	953	57,782	0.50%
Leidos Holdings, Inc.	Technology	626	57,732	0.50%
SS&C Technologies Holdings, Inc.	Technology	1,098	57,672	0.50%
Colgate-Palmolive Co.	Consumer staples	811	57,656	0.50%
SEI Investments Co.	Financials	956	57,604	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	3,485	57,502	0.50%
NetApp, Inc.	Technology	757	57,449	0.50%
Repsol SA (Spain)	Energy	3,484	57,441	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	238	57,233	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	3,961	57,149	0.49%
Deutsche Telekom AG (Germany)	Communication services	2,715	57,109	0.49%
Central Japan Railway Co. (Japan)	Transportation	2,342	57,056	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	2,377	56,954	0.49%
Globe Life, Inc.	Financials	523	56,888	0.49%
Chevron Corp.	Energy	337	56,768	0.49%
Consolidated Edison, Inc.	Utilities and power	664	56,764	0.49%
Exxon Mobil Corp.	Energy	481	56,609	0.49%
Phillips 66	Energy	470	56,467	0.49%
ConocoPhillips	Energy	465	55,687	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	754	55,258	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	2,598	55,154	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	67	54,809	0.47%
George weston, Ltd. (Canada)	Consumer staples	492	54,763	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	2,767	54,691	0.47%
Elisa Oyj (Finland)	Communication services	1,166	54,196	0.47%
Arkema SA (France)	Basic materials	546	54,131	0.47%
Hershey Co. (The)	Consumer staples	269	53,884	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	1,739	53,710	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	774	52,580	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	120	52,360	0.45%

84 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
TE Connectivity, Ltd.	Technology	424	$52,343	0.45%
Alphabet, Inc. Class A	Technology	397	51,976	0.45%
Mondi PLC (Austria)	Basic materials	3,075	51,516	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	5,451	51,158	0.44%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	1,563	$54,550	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	1,013	54,520	0.51%
WEC Energy Group, Inc.	Utilities and power	675	54,341	0.50%
Straumann Holding AG (Switzerland)	Health care	424	54,289	0.50%
Heineken NV (Netherlands)	Consumer staples	614	54,273	0.50%
Kering SA (France)	Consumer cyclicals	119	54,220	0.50%
Commonwealth Bank of Australia (Australia)	Financials	836	53,943	0.50%
CMS Energy Corp.	Utilities and power	1,015	53,927	0.50%
REA Group, Ltd. (Australia)	Technology	541	53,856	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	19,704	53,847	0.50%
Orange SA (France)	Communication services	4,682	53,838	0.50%
Equifax, Inc.	Consumer cyclicals	294	53,836	0.50%
T-Mobile US, Inc.	Communication services	384	53,786	0.50%
Realty Income Corp.	Financials	1,077	53,770	0.50%
Ingersoll Rand, Inc.	Capital goods	841	53,587	0.50%
TransUnion	Consumer cyclicals	746	53,554	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	10,748	53,545	0.50%
Southwest Airlines Co.	Transportation	1,973	53,416	0.50%
Visa, Inc. Class A	Financials	232	53,349	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	2,958	53,067	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	932	53,034	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	2,667	52,944	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	4,468	52,812	0.49%
Bunge, Ltd.	Consumer staples	485	52,536	0.49%
Westlake Corp.	Basic materials	418	52,087	0.48%
DuPont de Nemours, Inc.	Basic materials	691	51,514	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	1,545	50,839	0.47%
Pernod Ricard SA (France)	Consumer staples	303	50,666	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	504	50,641	0.47%
Telus Corp. (Canada)	Communication services	3,018	49,511	0.46%
Duke Energy Corp.	Utilities and power	561	49,470	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	1,565	48,684	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	1,965	48,638	0.45%
Entegris, Inc.	Technology	503	47,274	0.44%

Dynamic Asset Allocation Conservative Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Atmos Energy Corp.	Utilities and power	443	$46,969	0.44%
Nokia Oyj (Finland)	Technology	12,364	46,708	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	1,373	46,494	0.43%
PG&E Corp.	Utilities and power	2,874	46,354	0.43%
CenterPoint Energy, Inc.	Utilities and power	1,718	46,132	0.43%
Waste Connections, Inc.	Capital goods	342	45,930	0.43%
Williams Cos., Inc. (The)	Energy	1,339	45,100	0.42%
CGI Group, Inc. Class A (Canada)	Technology	454	44,928	0.42%
Ferrovial SE (Netherlands)	Basic materials	1,454	44,596	0.41%
CRH PLC (Ireland)	Basic materials	802	44,478	0.41%
Honeywell International, Inc.	Capital goods	238	44,009	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	2,152	43,778	0.41%
TransDigm Group, Inc.	Capital goods	52	43,515	0.40%
Masco Corp.	Consumer cyclicals	810	43,312	0.40%
Berkshire Hathaway, Inc. Class B	Financials	123	43,051	0.40%
Diamondback Energy, Inc.	Energy	277	42,950	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$23,165	$41,000	$15,609	11/18/54	500 bp — Monthly	$7,590
CMBX NA BB.6 Index	B/P	27,112	112,901	35,846	5/11/63	500 bp — Monthly	(8,640)
CMBX NA BB.7 Index	B-/P	21,179	405,641	148,830	1/17/47	500 bp — Monthly	(127,313)
CMBX NA BB.9 Index	B/P	814	4,000	1,584	9/17/58	500 bp — Monthly	(766)
CMBX NA BB.9 Index	B/P	8,577	42,000	16,628	9/17/58	500 bp — Monthly	(8,015)
CMBX NA BBB−.10 Index	BB+/P	2,978	24,000	6,629	11/17/59	300 bp — Monthly	(3,639)
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	10,772	11/17/59	300 bp — Monthly	(6,498)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	9,898	72,331	26,538	1/17/47	500 bp — Monthly	(16,580)
CMBX NA BBB−.7 Index	BB/P	11,936	130,651	24,824	1/17/47	300 bp — Monthly	(12,823)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	282	2,673	429	5/11/63	200 bp — Monthly	(145)
CMBX NA A.6 Index	A+/P	593	3,564	572	5/11/63	200 bp — Monthly	22

86 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	A+/P	$1,900	$4,751	$762	5/11/63	200 bp — Monthly	$1,139
CMBX NA A.6 Index	A+/P	417	5,345	857	5/11/63	200 bp — Monthly	(439)
CMBX NA A.6 Index	A+/P	(48)	7,424	1,191	5/11/63	200 bp — Monthly	(1,236)
CMBX NA A.6 Index	A+/P	(225)	8,315	1,334	5/11/63	200 bp — Monthly	(1,556)
CMBX NA A.7 Index	BBB+/P	1,462	21,051	1,653	1/17/47	200 bp — Monthly	(183)
CMBX NA BB.9 Index	B/P	213	1,000	396	9/17/58	500 bp — Monthly	(183)
CMBX NA BBB−.14 Index	BBB−/P	135	3,000	725	12/16/72	300 bp — Monthly	(588)
CMBX NA BBB−.7 Index	BB/P	5,300	53,645	10,193	1/17/47	300 bp — Monthly	(4,866)
CMBX NA BBB−.7 Index	BB/P	5,793	58,836	11,179	1/17/47	300 bp — Monthly	(5,357)
CMBX NA BBB−.7 Index	BB/P	19,769	217,175	41,263	1/17/47	300 bp — Monthly	(21,386)
JPMorgan Securities LLC
CMBX NA A.7 Index	BBB+/P	11,139	184,378	14,474	1/17/47	200 bp — Monthly	(3,274)
CMBX NA BB.10 Index	B/P	4,092	51,000	22,838	5/11/63	500 bp — Monthly	(18,703)
CMBX NA BB.7 Index	B-/P	112,621	224,813	82,484	1/17/47	500 bp — Monthly	30,324
CMBX NA BBB−.8 Index	BB−/P	2,807	18,000	3,425	10/17/57	300 bp — Monthly	(610)
Merrill Lynch International
CMBX NA BB.9 Index	B/P	4,456	21,000	8,314	9/17/58	500 bp — Monthly	(3,840)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(1,596)	107,000	11,053	12/16/72	200 bp — Monthly	(12,613)
CMBX NA A.6 Index	A+/P	2,840	9,503	1,524	5/11/63	200 bp — Monthly	1,319
CMBX NA BB.6 Index	B/P	16,453	40,023	12,707	5/11/63	500 bp — Monthly	3,779
CMBX NA BB.6 Index	B/P	32,526	78,852	25,035	5/11/63	500 bp — Monthly	7,557
CMBX NA BB.9 Index	B/P	1,047	5,000	1,980	9/17/58	500 bp — Monthly	(928)
Upfront premium received		333,759		Unrealized appreciation		51,730
Upfront premium (paid)		(1,869)		Unrealized (depreciation)		(260,181)
Total		$331,890		Total		$(208,451)

Dynamic Asset Allocation Conservative Fund 87

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,069)	$14,551	$2,334	5/11/63	(200 bp) — Monthly	$(1,740)
CMBX NA A.6 Index	(3,985)	12,175	1,953	5/11/63	(200 bp) — Monthly	(2,036)
CMBX NA A.6 Index	(410)	1,485	238	5/11/63	(200 bp) — Monthly	(173)
CMBX NA A.6 Index	(243)	891	143	5/11/63	(200 bp) — Monthly	(101)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.6 Index	(82)	297	48	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.6 Index	(82)	297	48	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.7 Index	(1,357)	132,839	10,428	1/17/47	(200 bp) — Monthly	9,027
CMBX NA BB.10 Index	(30,138)	125,000	55,975	11/17/59	(500 bp) — Monthly	25,733
CMBX NA BB.10 Index	(13,515)	53,000	23,733	11/17/59	(500 bp) — Monthly	10,174
CMBX NA BB.10 Index	(4,696)	45,000	20,151	11/17/59	(500 bp) — Monthly	15,417
CMBX NA BB.10 Index	(4,167)	38,000	17,016	11/17/59	(500 bp) — Monthly	12,818
CMBX NA BB.11 Index	(1,787)	26,000	9,898	11/18/54	(500 bp) — Monthly	8,089
CMBX NA BB.11 Index	(1,296)	10,000	3,807	11/18/54	(500 bp) — Monthly	2,503
CMBX NA BB.11 Index	(259)	5,000	1,904	11/18/54	(500 bp) — Monthly	1,640
CMBX NA BB.8 Index	(12,404)	34,789	15,262	10/17/57	(500 bp) — Monthly	2,829
CMBX NA BB.8 Index	(3,725)	28,991	12,718	10/17/57	(500 bp) — Monthly	8,969
CMBX NA BB.9 Index	(4,129)	40,000	15,836	9/17/58	(500 bp) — Monthly	11,674
CMBX NA BB.9 Index	(1,371)	34,000	13,461	9/17/58	(500 bp) — Monthly	12,062

88 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(9,236)	$31,000	$8,562	11/17/59	(300 bp) — Monthly	$(689)
CMBX NA BBB−.10 Index	(4,183)	17,000	4,695	11/17/59	(300 bp) — Monthly	504
CMBX NA BBB−.10 Index	(3,579)	15,000	4,143	11/17/59	(300 bp) — Monthly	557
CMBX NA BBB−.12 Index	(25,233)	80,000	22,248	8/17/61	(300 bp) — Monthly	(3,025)
CMBX NA BBB−.12 Index	(13,039)	37,000	10,290	8/17/61	(300 bp) — Monthly	(2,768)
CMBX NA BBB−.12 Index	(6,849)	36,000	10,012	8/17/61	(300 bp) — Monthly	3,145
CMBX NA BBB−.12 Index	(5,415)	24,000	6,674	8/17/61	(300 bp) — Monthly	1,247
CMBX NA BBB−.12 Index	(3,398)	20,000	5,562	8/17/61	(300 bp) — Monthly	2,154
CMBX NA BBB−.12 Index	(847)	5,000	1,391	8/17/61	(300 bp) — Monthly	541
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.9 Index	(4,495)	19,000	4,108	9/17/58	(300 bp) — Monthly	(397)
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	42,093	11/17/59	(500 bp) — Monthly	30,837
CMBX NA BB.10 Index	(12,542)	94,000	42,093	11/17/59	(500 bp) — Monthly	29,473
CMBX NA BB.10 Index	(6,091)	49,000	21,942	11/17/59	(500 bp) — Monthly	15,811
CMBX NA BB.7 Index	(53,135)	315,716	115,836	1/17/47	(500 bp) — Monthly	68,070
CMBX NA BB.7 Index	(31,728)	168,121	61,684	1/17/47	(500 bp) — Monthly	29,815
CMBX NA BB.7 Index	(2,136)	72,281	22,949	5/11/63	(500 bp) — Monthly	20,753
Goldman Sachs International
CMBX NA BB.10 Index	(2,036)	9,000	4,030	11/17/59	(500 bp) — Monthly	1,986
CMBX NA BB.6 Index	(18,117)	74,073	23,518	5/11/63	(500 bp) — Monthly	5,339
CMBX NA BB.6 Index	(8,695)	50,776	16,121	5/11/63	(500 bp) — Monthly	7,384
CMBX NA BB.7 Index	(32,123)	185,715	68,139	1/17/47	(500 bp) — Monthly	35,861

Dynamic Asset Allocation Conservative Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(9,949)	$47,895	$17,573	1/17/47	(500 bp) — Monthly	$7,583
CMBX NA BB.7 Index	(2,949)	17,594	6,455	1/17/47	(500 bp) — Monthly	3,491
CMBX NA BB.8 Index	(7,368)	19,327	8,479	10/17/57	(500 bp) — Monthly	1,095
CMBX NA BB.8 Index	(5,399)	14,495	6,359	10/17/57	(500 bp) — Monthly	948
CMBX NA BB.8 Index	(4,565)	12,563	5,511	10/17/57	(500 bp) — Monthly	936
CMBX NA BB.8 Index	(453)	3,865	1,696	10/17/57	(500 bp) — Monthly	1,239
CMBX NA BBB−.12 Index	(9,320)	52,000	14,461	8/17/61	(300 bp) — Monthly	5,115
CMBX NA BBB−.12 Index	(1,351)	4,000	1,112	8/17/61	(300 bp) — Monthly	(240)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	30,465	9,673	5/11/63	(500 bp) — Monthly	(16,607)
CMBX NA BBB−.10 Index	(16,266)	129,000	35,630	11/17/59	(300 bp) — Monthly	19,299
CMBX NA BBB−.14 Index	(61)	1,000	242	12/16/72	(300 bp) — Monthly	180
CMBX NA BBB−.7 Index	(98,131)	361,670	68,717	1/17/47	(300 bp) — Monthly	(29,594)
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	40,302	11/17/59	(500 bp) — Monthly	35,106
CMBX NA BBB−.10 Index	(10,400)	48,000	13,258	11/17/59	(300 bp) — Monthly	2,833
CMBX NA BBB−.7 Index	(2,376)	25,092	4,767	1/17/47	(300 bp) — Monthly	2,378
CMBX NA BBB−.9 Index	(2,964)	16,000	3,459	9/17/58	(300 bp) — Monthly	487
CMBX NA BBB−.9 Index	(185)	1,000	216	9/17/58	(300 bp) — Monthly	30
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(2,993)	9,206	1,477	5/11/63	(200 bp) — Monthly	(1,520)
CMBX NA A.6 Index	(670)	2,376	381	5/11/63	(200 bp) — Monthly	(290)
CMBX NA BB.10 Index	(12,150)	40,000	17,912	11/17/59	(500 bp) — Monthly	5,729
CMBX NA BB.10 Index	(8,924)	38,000	17,016	11/17/59	(500 bp) — Monthly	8,060
CMBX NA BB.10 Index	(1,363)	13,000	5,821	11/17/59	(500 bp) — Monthly	4,447

90 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(5,206)	$26,391	$9,683	1/17/47	(500 bp) — Monthly	$4,455
CMBX NA BB.8 Index	(3,261)	8,697	3,816	10/17/57	(500 bp) — Monthly	547
CMBX NA BBB−.10 Index	(8,045)	33,000	9,115	11/17/59	(300 bp) — Monthly	1,053
CMBX NA BBB−.10 Index	(2,727)	26,000	7,181	11/17/59	(300 bp) — Monthly	4,441
CMBX NA BBB−.10 Index	(3,903)	18,000	4,972	11/17/59	(300 bp) — Monthly	1,060
CMBX NA BBB−.10 Index	(3,460)	16,000	4,419	11/17/59	(300 bp) — Monthly	951
CMBX NA BBB−.10 Index	(953)	11,000	3,038	11/17/59	(300 bp) — Monthly	2,080
CMBX NA BBB−.10 Index	(2,296)	10,000	2,762	11/17/59	(300 bp) — Monthly	461
CMBX NA BBB−.12 Index	(13,803)	106,000	29,479	8/17/61	(300 bp) — Monthly	15,622
CMBX NA BBB−.12 Index	(1,994)	6,000	1,669	8/17/61	(300 bp) — Monthly	(328)
CMBX NA BBB−.12 Index	(626)	3,000	834	8/17/61	(300 bp) — Monthly	207
CMBX NA BBB−.7 Index	(7,030)	59,701	11,343	1/17/47	(300 bp) — Monthly	4,283
CMBX NA BBB−.8 Index	(4,661)	33,000	6,280	10/17/57	(300 bp) — Monthly	1,602
CMBX NA BBB−.8 Index	(1,400)	10,000	1,903	10/17/57	(300 bp) — Monthly	498
CMBX NA BBB−.8 Index	(1,549)	10,000	1,903	10/17/57	(300 bp) — Monthly	349
Upfront premium received	—		Unrealized appreciation		511,148
Upfront premium (paid)	(632,289)		Unrealized (depreciation)		(59,611)
Total	$(632,289)		Total		$451,537
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 91

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(23,622)	$2,124,000	$32,327	6/20/28	500 bp — Quarterly	$11,951
CDX NA IG Series 41 Index	BBB+/P	(296,002)	23,000,000	272,780	12/20/28	100 bp — Quarterly	(18,112)
Total	$(319,624)		$(6,161)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

92 Dynamic Asset Allocation Conservative Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$8,914,847	$3,782,343	$—
Capital goods	9,467,949	2,801,924	—
Communication services	4,179,225	488,579	—
Conglomerates	1,231,068	976,755	—
Consumer cyclicals	35,531,482	7,985,303	—
Consumer staples	12,835,075	5,477,231	—
Energy	10,005,599	3,094,283	—
Financials	26,944,064	9,199,800	—
Health care	28,681,039	6,173,162	1,346
Technology	73,352,259	3,647,537	—
Transportation	3,640,957	696,653	—
Utilities and power	5,504,785	1,269,353	—
Total common stocks	220,288,349	45,592,923	1,346
Asset-backed securities	—	823,550	—
Collateralized loan obligations	—	11,546,009	—
Convertible bonds and notes	—	119,155	—
Convertible preferred stocks	65,845	—	—
Corporate bonds and notes	—	129,982,576	—
Foreign government and agency bonds and notes	—	6,616,645	—
Mortgage-backed securities	—	34,460,907	—
Purchased options outstanding	—	2,147,914	—
Senior loans	—	2,043,568	—
U.S. government and agency mortgage obligations	—	137,452,019	—
U.S. treasury obligations	—	111,519	—
Short-term investments	2,560,000	19,537,703	—
Totals by level	$222,914,194	$390,434,488	$1,346

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$66,637	$—
Futures contracts	1,532,741	—	—
Written options outstanding	—	(330,222)	—
TBA sale commitments	—	(15,593,051)	—
Interest rate swap contracts	—	(568,651)	—
Total return swap contracts	—	45,513	—
Credit default contracts	—	856,948	—
Totals by level	$1,532,741	$(15,522,826)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $562,817,216)	$606,252,784
Affiliated issuers (identified cost $7,097,244) (Note 5)	7,097,244
Cash	32,662
Foreign currency (cost $102,043) (Note 1)	92,879
Dividends, interest and other receivables	2,732,448
Foreign tax reclaim	278,024
Receivable for shares of the fund sold	763,213
Receivable for investments sold	3,539,767
Receivable for sales of TBA securities (Note 1)	15,893,134
Receivable for variation margin on futures contracts (Note 1)	576,647
Receivable for variation margin on centrally cleared swap contracts (Note 1)	32,037
Unrealized appreciation on forward currency contracts (Note 1)	228,903
Unrealized appreciation on OTC swap contracts (Note 1)	966,543
Premium paid on OTC swap contracts (Note 1)	634,158
Deposits with broker (Note 1)	2,083,808
Prepaid assets	36,222
Total assets	641,240,473

LIABILITIES
Payable for investments purchased	1,479,353
Payable for purchases of delayed delivery securities (Note 1)	250,000
Payable for purchases of TBA securities (Note 1)	90,588,701
Payable for shares of the fund repurchased	1,616,265
Payable for compensation of Manager (Note 2)	229,539
Payable for custodian fees (Note 2)	43,751
Payable for investor servicing fees (Note 2)	174,124
Payable for Trustee compensation and expenses (Note 2)	149,364
Payable for administrative services (Note 2)	2,072
Payable for distribution fees (Note 2)	262,368
Payable for variation margin on futures contracts (Note 1)	10,114
Payable for variation margin on centrally cleared swap contracts (Note 1)	116,576
Unrealized depreciation on OTC swap contracts (Note 1)	677,944
Premium received on OTC swap contracts (Note 1)	333,759
Unrealized depreciation on forward currency contracts (Note 1)	162,266
Written options outstanding, at value (premiums $268,608) (Note 1)	330,222
TBA sale commitments, at value (proceeds receivable $15,869,453) (Note 1)	15,593,051
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,671,519
Payable to broker (Note 1)	428
Other accrued expenses	199,107
Total liabilities	114,890,523

Net assets	$526,349,950

(Continued on next page)

94 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$529,739,532
Total distributable earnings (Note 1)	(3,389,582)
Total — Representing net assets applicable to capital shares outstanding	$526,349,950

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($324,689,181 divided by 34,382,985 shares)	$9.44
Offering price per class A share (100/94.25 of $9.44)*	$10.02
Net asset value and offering price per class B share ($1,982,597 divided by 211,977 shares)**	$9.35
Net asset value and offering price per class C share ($51,142,562 divided by 5,505,006 shares)**	$9.29
Net asset value, offering price and redemption price per class P share
($8,747,871 divided by 922,217 shares)	$9.49
Net asset value, offering price and redemption price per class R share
($4,171,850 divided by 426,201 shares)	$9.79
Net asset value, offering price and redemption price per class R5 share
($15,438 divided by 1,625 shares)	$9.50
Net asset value, offering price and redemption price per class R6 share
($62,970,676 divided by 6,631,080 shares)	$9.50
Net asset value, offering price and redemption price per class Y share
($72,629,775 divided by 7,649,233 shares)	$9.50

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 95

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (including interest income of $652,419 from investments in affiliated issuers) (Note 5)	$15,305,031
Dividends (net of foreign taxes paid and refunded of $114,355)	6,232,089
Total investment income	21,537,120

EXPENSES
Compensation of Manager (Note 2)	3,535,301
Investor servicing fees (Note 2)	834,702
Custodian fees (Note 2)	203,507
Trustee compensation and expenses (Note 2)	32,201
Distribution fees (Note 2)	1,533,956
Administrative services (Note 2)	23,476
Other	469,343
Total expenses	6,632,486
Expense reduction (Note 2)	(24,621)
Net expenses	6,607,865

Net investment income	14,929,255

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	21,080,778
Foreign currency transactions (Note 1)	(14,027)
Forward currency contracts (Note 1)	(141,730)
Futures contracts (Note 1)	(27,560,729)
Swap contracts (Note 1)	886,090
Written options (Note 1)	115,920
Net increase from payments by affiliates (Note 2)	445,552
Total net realized loss	(5,188,146)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	57,696,540
Assets and liabilities in foreign currencies	10,968
Forward currency contracts	152,769
Futures contracts	(16,207,765)
Swap contracts	460,003
Written options	(61,614)
Total change in net unrealized appreciation	42,050,901

Net gain on investments	36,862,755

Net increase in net assets resulting from operations	$51,792,010

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$14,929,255	$15,371,537
Net realized gain (loss) on investments
and foreign currency transactions	(5,188,146)	26,762,753
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	42,050,901	(204,034,130)
Net increase (decrease) in net assets resulting
from operations	51,792,010	(161,899,840)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,946,693)	(6,068,729)
Class B	(36,575)	(37,231)
Class C	(780,960)	(607,799)
Class P	(1,380,529)	(3,187,619)
Class R	(81,168)	(71,661)
Class R5	(12,779)	(77,097)
Class R6	(1,701,270)	(1,710,749)
Class Y	(2,641,280)	(2,785,191)
Net realized short-term gain on investments
Class A	—	(7,969,407)
Class B	—	(114,591)
Class C	—	(1,768,946)
Class P	—	(3,092,516)
Class R	—	(136,122)
Class R5	—	(83,726)
Class R6	—	(1,914,873)
Class Y	—	(3,288,409)
From capital gain on investments
Net realized long-term gain on investments
Class A	(15,184,398)	(5,481,397)
Class B	(157,934)	(78,816)
Class C	(2,833,013)	(1,216,690)
Class P	(7,336,581)	(2,127,048)
Class R	(213,256)	(93,625)
Class R5	(1,467)	(57,587)
Class R6	(3,225,769)	(1,317,059)
Class Y	(5,717,512)	(2,261,783)
Decrease from capital share transactions (Note 4)	(292,065,198)	(70,938,575)
Total decrease in net assets	(288,524,372)	(278,387,086)

NET ASSETS
Beginning of year	814,874,322	1,093,261,408
End of year	$526,349,950	$814,874,322

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 97

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$9.49	.21	.35	.56	(.19)	(.42)	(.61)	$9.44	5.97	$324,689	1.03	2.18	456
September 30, 2022	11.83	.16	(1.99)	(1.83)	(.16)	(.35)	(.51)	9.49	(16.17)	354,957.98		1.51	361
September 30, 2021	11.22	.14	.87	1.01	(.16)	(.24)	(.40)	11.83	9.14	461,749.97		1.21	380
September 30, 2020	10.76	.16	. 55.71		(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
Class B
September 30, 2023	$9.40	.13	.36	.49	(.12)	(.42)	(.54)	$9.35	5.20	$1,983	1.78	1.36	456
September 30, 2022	11.72	.08	(1.98)	(1.90)	(.07)	(.35)	(.42)	9.40	(16.79)	3,986	1.73	.71	361
September 30, 2021	11.12	.05	.86	.91	(.07)	(.24)	(.31)	11.72	8.31	6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
Class C
September 30, 2023	$9.34	.14	.35	.49	(.12)	(.42)	(.54)	$9.29	5.27	$51,143	1.78	1.43	456
September 30, 2022	11.66	.08	(1.97)	(1.89)	(.08)	(.35)	(.43)	9.34	(16.88)	67,579	1.73	.76	361
September 30, 2021	11.06	.05	.86	.91	(.07)	(.24)	(.31)	11.66	8.36	99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
Class P
September 30, 2023	$9.52	.22	.40	.62	(.23)	(.42)	(.65)	$9.49	6.55	$8,748.64		2.31	456
September 30, 2022	11.88	.21	(2.02)	(1.81)	(.20)	(.35)	(.55)	9.52	(15.95)	169,945.60		1.92	361
September 30, 2021	11.26	.19	.87	1.06	(.20)	(.24)	(.44)	11.88	9.61	180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
Class R
September 30, 2023	$9.81	.19	.38	.57	(.17)	(.42)	(.59)	$9.79	5.80	$4,172	1.28	1.93	456
September 30, 2022	12.21	.14	(2.06)	(1.92)	(.13)	(.35)	(.48)	9.81	(16.39)	5,032	1.23	1.23	361
September 30, 2021	11.57	.12	.89	1.01	(.13)	(.24)	(.37)	12.21	8.82	8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
Class R5
September 30, 2023	$9.53	.22	.38	.60	(.21)	(.42)	(.63)	$9.50	6.32	$15.75		2.26	456
September 30, 2022	11.88	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.53	(15.97)	3,726.71		1.80	361
September 30, 2021	11.26	.17	.88	1.05	(.19)	(.24)	(.43)	11.88	9.49	4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$9.54	.25	.36	.61	(.23)	(.42)	(.65)	$9.50	6.43	$62,971.68		2.53	456
September 30, 2022	11.89	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.54	(15.89)	77,067.64		1.85	361
September 30, 2021	11.27	.18	.88	1.06	(.20)	(.24)	(.44)	11.89	9.54	112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
Class Y
September 30, 2023	$9.54	.24	.36	.60	(.22)	(.42)	(.64)	$9.50	6.31	$72,630.78		2.43	456
September 30, 2022	11.89	.19	(2.01)	(1.82)	(.18)	(.35)	(.53)	9.54	(15.98)	132,583.73		1.75	361
September 30, 2021	11.27	.17	.88	1.05	(.19)	(.24)	(.43)	11.89	9.45	219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 101

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

102 Dynamic Asset Allocation Conservative Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would

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generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

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Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

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The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $1,274,904 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

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other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $808,904 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $102,948 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal

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Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$12,856,752	$9,024,944	$21,881,696

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive foreign investment companies, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,469,042 to increase undistributed net investment income, $736 to increase paid-in capital and $1,469,778 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	56,334,689
Unrealized depreciation	(50,168,268)
Net unrealized appreciation	6,166,421
Undistributed ordinary income	12,349,479
Capital loss carryforward	(21,881,696)
Cost for federal income tax purposes	$593,193,522

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Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $445,552 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

110 Dynamic Asset Allocation Conservative Fund

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$512,002	Class R	7,179
Class B	4,540	Class R5	805
Class C	90,343	Class R6	36,258
Class P	7,011	Class Y	176,564
		Total	$834,702

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $24,621 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $514, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$867,354
Class B	1.00%	1.00%	30,659
Class C	1.00%	1.00%	611,655
Class R	1.00%	0.50%	24,288
Total			$1,533,956

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,491 from the sale of class A shares and received $12 and $129 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $83 on class A redemptions.

Dynamic Asset Allocation Conservative Fund 111

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,451,688,782	$3,701,856,617
U.S. government securities (Long-term)	—	—
Total	$3,451,688,782	$3,701,856,617

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,930,478	$28,220,496	4,328,256	$47,796,303
Shares issued in connection with
reinvestment of distributions	2,226,276	21,238,095	1,659,909	18,749,480
	5,156,754	49,458,591	5,988,165	66,545,783
Shares repurchased	(8,187,397)	(78,780,341)	(7,603,152)	(82,214,142)
Net decrease	(3,030,643)	$(29,321,750)	(1,614,987)	$(15,668,359)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,530	$14,439	8,976	$96,334
Shares issued in connection with
reinvestment of distributions	18,236	172,029	17,126	193,853
	19,766	186,468	26,102	290,187
Shares repurchased	(231,885)	(2,223,102)	(198,817)	(2,155,970)
Net decrease	(212,119)	$(2,036,634)	(172,715)	$(1,865,783)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	308,011	$2,912,189	1,264,124	$14,122,695
Shares issued in connection with
reinvestment of distributions	380,920	3,574,863	313,520	3,524,328
	688,931	6,487,052	1,577,644	17,647,023
Shares repurchased	(2,417,155)	(22,948,313)	(2,839,880)	(30,208,378)
Net decrease	(1,728,224)	$(16,461,261)	(1,262,236)	$(12,561,355)

112 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,919,632	$28,068,220	8,092,236	$86,396,265
Shares issued in connection with
reinvestment of distributions	912,113	8,717,110	745,797	8,401,960
	3,831,745	36,785,330	8,838,033	94,798,225
Shares repurchased	(20,757,215)	(200,684,831)	(6,192,038)	(67,223,239)
Net increase (decrease)	(16,925,470)	$(163,899,501)	2,645,995	$27,574,986

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	69,189	$691,125	91,521	$1,012,068
Shares issued in connection with
reinvestment of distributions	28,398	280,709	24,805	291,649
	97,587	971,834	116,326	1,303,717
Shares repurchased	(184,267)	(1,843,450)	(267,875)	(3,034,701)
Net decrease	(86,680)	$(871,616)	(151,549)	$(1,730,984)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	5,985	$57,969	48,906	$523,981
Shares issued in connection with
reinvestment of distributions	1,474	14,246	19,314	218,410
	7,459	72,215	68,220	742,391
Shares repurchased	(396,917)	(3,992,026)	(94,584)	(1,005,515)
Net decrease	(389,458)	$(3,919,811)	(26,364)	$(263,124)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	882,831	$8,558,152	1,193,788	$13,126,557
Shares issued in connection with
reinvestment of distributions	512,633	4,922,009	435,992	4,942,681
	1,395,464	13,480,161	1,629,780	18,069,238
Shares repurchased	(2,843,549)	(27,673,414)	(3,039,864)	(33,230,530)
Net decrease	(1,448,085)	$(14,193,253)	(1,410,084)	$(15,161,292)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,726,781	$36,122,263	3,190,592	$34,734,273
Shares issued in connection with
reinvestment of distributions	847,110	8,123,197	668,039	7,575,417
	4,573,891	44,245,460	3,858,631	42,309,690
Shares repurchased	(10,828,165)	(105,606,832)	(8,379,928)	(93,572,354)
Net decrease	(6,254,274)	$(61,361,372)	(4,521,297)	$(51,262,664)

Dynamic Asset Allocation Conservative Fund 113

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$44,597,076	$223,906,074	$261,405,906	$652,419	$7,097,244
Total Short-term
investments	$44,597,076	$223,906,074	$261,405,906	$652,419	$7,097,244

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

114 Dynamic Asset Allocation Conservative Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000
Written equity option contracts (contract amount)	$4,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$22,400,000
Centrally cleared interest rate swap contracts (notional)	$189,800,000
OTC total return swap contracts (notional)	$50,500,000
OTC credit default contracts (notional)	$6,500,000
Centrally cleared credit default contracts (notional)	$28,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$1,397,289*	Payables	$540,341
Foreign exchange
contracts	Receivables	228,903	Payables	162,266
	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	7,094,679*	Payables	688,374
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	246,369*	Unrealized depreciation	3,825,379*
Total		$8,967,240		$5,216,360

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$601,228	$601,228
Foreign exchange contracts	—	—	(141,730)	—	(141,730)
Equity contracts	(44,284)	(13,927,337)	—	807,262	(13,164,359)
Interest rate contracts	—	(13,633,392)	—	(522,400)	(14,155,792)
Total	$(44,284)	$(27,560,729)	$(141,730)	$886,090	$(26,860,653)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$860,355	$860,355
Foreign exchange contracts	—	—	152,769	—	152,769
Equity contracts	593,464	(22,347,821)	—	(461,549)	(22,215,906)
Interest rate contracts	—	6,140,056	—	61,197	6,201,253
Total	$593,464	$(16,207,765)	$152,769	$460,003	$(15,001,529)

116 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$32,037	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 32,037
OTC Total return swap contracts*#	382,510	—	—	—	—	—	21,155	—	—	—	—	—	—	—	—	—	—	403,665
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	282,603	311,569	173,062	—	—	113,991	61,880	140,721	—	—	—	—	—	1,083,826
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	352,358	—	—	—	—	—	—	224,289	—	—	—	—	—	—	—	576,647
Forward currency contracts#	15,417	—	—	60,115	—	—	—	—	5,365	—	—	56,469	30,839	35,793	1,375	—	23,530	228,903
Purchased options**#	—	—	—	2,147,914	—	—	—	—	—	—	—	—	—	—	—	—	—	2,147,914
Total Assets	$397,927	$32,037	$352,358	$2,208,029	$282,603	$311,569	$194,217	$—	$5,365	$338,280	$61,880	$197,190	$30,839	$35,793	$1,375	$—	$23,530	$4,472,992
Liabilities:
Centrally cleared interest rate
swap contracts§	—	102,371	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	102,371
OTC Total return swap contracts*#	332,627	—	—	—	—	—	25,525	—	—	—	—	—	—	—	—	—	—	358,152
OTC Credit default contracts —
protection sold*#	—	—	—	—	235,361	51,237	70,369	—	—	122,922	8,296	52,156	—	—	—	—	—	540,341
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	14,205	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,205
Futures contracts§	—	—	5	—	—	—	—	—	—	10,109	—	—	—	—	—	—	—	10,114
Forward currency contracts#	—	—	—	—	—	—	—	3,497	242	—	—	—	37,349	102,754	18,424	—	—	162,266
Written options#	—	—	—	330,222	—	—	—	—	—	—	—	—	—	—	—	—	—	330,222
Total Liabilities	$332,627	$116,576	$5	$330,222	$235,361	$51,237	$95,894	$3,497	$242	$133,031	$8,296	$52,156	$37,349	$102,754	$18,424	$—	$—	$1,517,671
Total Financial and Derivative Net Assets	$65,300	$(84,539)	$352,353	$1,877,807	$47,242	$260,332	$98,323	$(3,497)	$5,123	$205,249	$53,584	$145,034	$(6,510)	$(66,961)	$(17,049)	$—	$23,530	$2,955,321
Total collateral received (pledged)†##	$—	$—	$—	$1,850,000	$47,242	$210,000	$98,323	$—	$—	$—	$53,584	$120,000	$—	$—	$—	$—	$—
Net amount	$65,300	$(84,539)	$352,353	$27,807	$—	$50,332	$—	$(3,497)	$5,123	$205,249	$—	$25,034	$(6,510)	$(66,961)	$(17,049)	$—	$23,530
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$1,850,000	$110,000	$210,000	$270,000	$—	$—	$—	$111,519	$120,000	$—	$—	$—	$—	$—	$2,671,519
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(171,000)	$—	$—	$—	$—	$(249,381)	$—	$—	$—	$—	$—	$(163,882)	$—	$(584,263)

118 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,582,254 and $2,083,808, respectively.

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

120 Dynamic Asset Allocation Conservative Fund

PUTNAM ASSET ALLOCATION FUNDS

Putnam Dynamic Asset Allocation Growth Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

FORM N-1A

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2015.

(b) Amended and Restated Bylaws dated as of February 23, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2015.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(d)(1) Management Contract with Putnam Investment Management, LLC dated January 1, 2024; Schedule A amended as of January 4, 2024; Schedule B amended as of January 4, 2024.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated January 1, 2024; Schedule A amended as of January 4, 2024.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated January 1, 2024; Schedule A amended as of January 4, 2024.

(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated January 1, 2024, for Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, and Putnam Dynamic Asset Allocation Growth Fund.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on June 27, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(e)(3)(i) Form of Financial Institution Sales Contract --Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on June 27, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006--Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2007.

(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of December 30, 2020--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated June 25, 2020--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 29, 2020.

(g)(4) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated June 25, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(h)(1) Amended & Restated Investor Servicing Agreement -- Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of April 4, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 28, 2005.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2018.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 28, 2014.

(h)(6) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated June 25, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(h)(7) Amended and Restated Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated September 24, 2021; Schedules A, B and C amended as of April 4, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(h)(8) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(h)(9) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2017.

(h)(10) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2017.

(h)(11) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2018.

(h)(12) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018--Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 25, 2019.

(h)(13) Amendment No. 4 to Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2020.

(h)(14) Amendment No. 5 to Credit Agreement with State Street Bank and Trust Company, dated October 18, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 29, 2020.

(h)(15) Amendment No. 6 and Consent No. 3 to Credit Agreement with State Street Bank and Trust Company, dated August 27, 2020--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 29, 2020.

(h)(16) Amendment No. 7 to Credit Agreement with State Street Bank and Trust Company, dated October 16, 2020--Incorporated by reference to Post-Effective Amendment No. 45 of the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2021.

(h)(17) Amendment No. 8 to Credit Agreement with State Street Bank and Trust Company, dated October 15, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(h)(18) Amendment No. 9 to Credit Agreement with State Street Bank and Trust Company, dated October 14, 2022--Incorporated by reference to the Post-Effective Amendment No. 50 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 28, 2022.

(h)(19) Amendment No. 10 to Credit Agreement with State Street Bank and Trust Company, dated May 2, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(h)(20) Amendment No. 11 to Credit Agreement with State Street Bank and Trust Company, dated December 7, 2023.

(h)(21) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(h)(22) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2017.

(h)(23) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2017.

(h)(24) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 26, 2018.

(h)(25) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018--Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 25, 2019.

(h)(26) Fifth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2020.

(h)(27) Sixth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 18, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 29, 2020.

(h)(28) Seventh Amendment and Consent to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 27, 2020--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 29, 2020.

(h)(29) Eighth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 16, 2020--Incorporated by reference to Post-Effective Amendment No. 45 of the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2021.

(h)(30) Ninth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 15, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(h)(31) Tenth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 14, 2022--Incorporated by reference to the Post-Effective Amendment No. 50 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 28, 2022.

(h)(32) Eleventh Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated May 2, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(h)(33) Twelfth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated December 7, 2023.

(h)(34)(i) Form of Indemnification Agreement dated March 18, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on August 29, 2016.

(h)(34)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(34)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on August 29, 2016.

(h)(35) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated July 27, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(h)(36) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated July 1, 2022--Incorporated by reference to Post-Effective Amendment no. 49 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on July 12, 2022.

(i) Not applicable.

(j)(1) Consent of Independent Registered Public Accounting Firm – Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.

(k)       Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant--Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993. (P)

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993. (P)

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993. (P)

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994--Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 31, 1995--Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002--Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 29, 2003.

(m)(6)(i) Form of Dealer Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 30, 1998.

(m)(6)(ii) Form of Amendment to Dealer Service Agreement.

(m)(6)(iii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(m)(7)(i) Form of Financial Institution Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 30, 1998.

(m)(7)(ii) Form of Amendment to Financial Institution Service Agreement.

(m)(7)(iii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on January 27, 2016.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended March 1, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 811-07121) under the Investment Company Act of 1940 filed on December 27, 2021.

(p)(1) The Putnam Funds Code of Ethics dated January 27, 2023--Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement (No. 033-51017) under the Securities Act of 1933 filed on December 28, 2023.

(p)(2) Putnam Investments Code of Ethics dated January 1, 2024.

Item 29.	Persons Controlled by or Under Common Control with the Fund

The Registrant is not controlled by or under common control with any other person.

Item 30.	Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07121). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising the Putnam funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31.	Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. Information as to the business, profession, vocation or employment of a substantial nature of the Investment Adviser and the directors and officers of the Investment Adviser within the past two fiscal years is included in the Form ADV filed by The Investment Adviser (File No. #801-7974), which is incorporated herein by reference. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is 100 Federal Street, Boston, Massachusetts 02110. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.

Name and Title	Non-Putnam business, profession, vocation or employment
N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Focused International Equity Fund, Putnam Funds Trust, Putnam Global Health Care Fund,

Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Large Cap Value Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Sustainable Leaders Fund, Putnam Target Date Funds, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust and Putnam Variable Trust.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110, unless otherwise noted.

Name	Position and Office with the Underwriter

Spector, Adam B. 1735 Market Street, Suite 1800 Philadelphia, PA 19103	Chief Executive Officer
Masom, Jeffrey 100 International Drive Baltimore, MD 21202	President
Cieprisz, Kenneth Franklin Templeton 280 Park Avenue New York, NY 10017	Co-Chief Compliance Officer
Higgins, Matthew W.	Co-Chief Compliance Officer
Ettinger, Robert D.	Financial and Operations Principal, Vice President and Treasurer

Tate, Stephen J. *	Chief Legal Officer, General Counsel and Secretary

McAuley O’Malley, Beth One Franklin Parkway San Mateo, CA 94403	Vice President and Assistant Secretary
Kerr, Susan Franklin Templeton 280 Park Avenue New York, NY 10017	Anti-Money Laundering Compliance Officer

Maher, Stephen B.	Assistant Treasurer
Norris, Cheryl A.	Assistant Treasurer

Robinson, Caitlin E.	Senior Counsel and Assistant Secretary

Clark, James F.**	Vice President

Whitaker, Anne N.	Manager, Compliance

Schmelzer, Vicki 100 International Drive Baltimore, MD 21202	Assistant Secretary

*Mr. Tate is Vice President and Chief Legal Officer of the Registrant.

**Mr. Clark is Vice President and Chief Compliance Officer of the Registrant.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 26th day of January, 2024.

PUTNAM ASSET ALLOCATION FUNDS

By: /s/ Jonathan S. Horwitz,

Executive Vice President, Principal Executive Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature Title

Kenneth R. Leibler*	Chair, Board of Trustees

Barbara M. Baumann*	Vice Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive Officer and Compliance Liaison

Michael J. Higgins*	Vice President, Treasurer, and Clerk

Janet C. Smith*	Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Jennifer Williams Murphy*	Trustee

Marie Pillai*	Trustee

George Putnam, III*	Trustee

Manoj P. Singh*	Trustee

Mona K. Sutphen*	Trustee

By:       /s/ Jonathan S. Horwitz, as Attorney-in-Fact

January 26, 2024

* Signed pursuant to power of attorney filed in Post-Effective Amendment No. 52 to the Registrant's Registration Statement on December 28, 2023

EXHIBIT INDEX

Item 28.	Exhibit

(d)(1) Management Contract with Putnam Investment Management, LLC dated January 1, 2024; Schedule A amended as of January 4, 2024; Schedule B amended as of January 4, 2024.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated January 1, 2024; Schedule A amended as of January 4, 2024.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated January 1, 2024; Schedule A amended as of January 4, 2024.

(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated January 1, 2024, for Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, and Putnam Dynamic Asset Allocation Growth Fund.

(h)(20) Amendment No. 11 to Credit Agreement with State Street Bank and Trust Company, dated December 7, 2023.

(h)(33) Twelfth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated December 7, 2023.

(j)(1) Consent of Independent Registered Public Accounting Firm – Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.

(m)(6)(ii) Form of Amendment to Dealer Service Agreement.

(m)(7)(ii) Form of Amendment to Financial Institution Service Agreement.

(p)(2) Putnam Investments Code of Ethics dated January 1, 2024.